UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 13 of its series:

Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Disciplined Large Cap Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo Large Company Value Portfolio, and Wells Fargo Managed Fixed Income Portfolio.

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

May 31, 2019

Wells Fargo

Diversified Large Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Large Cap Growth Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

Joseph M. Eberhardy, CFA®‡, CPA

Jeff C. Moser, CFA®‡

Thomas C. Ognar, CFA®‡

Ten largest holdings (%) as of May 31, 2019[1]

Amazon.com Incorporated	5.39

Microsoft Corporation	5.22

Alphabet Incorporated Class A	3.40

MasterCard Incorporated Class A	2.93

Visa Incorporated Class A	2.83

Microchip Technology Incorporated	2.02

Alphabet Incorporated Class C	1.84

PayPal Holdings Incorporated	1.80

Facebook Incorporated Class A	1.75

Apple Incorporated	1.62

Sector distribution as of May 31, 2019[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2019	Wells Fargo Diversified Large Cap Growth Portfolio	3

Security name	Shares	Value

Common Stocks: 98.95%

Communication Services: 9.18%

Entertainment: 1.37%

Live Nation Incorporated †	13,785	$838,404

Netflix Incorporated †	6,056	2,078,904

The Walt Disney Company	3,890	513,636

		3,430,944

Interactive Media & Services: 7.81%

Alphabet Incorporated Class A †	7,695	8,514,518

Alphabet Incorporated Class C †	4,183	4,616,485

Facebook Incorporated Class A †	24,721	4,387,236

Match Group Incorporated «	17,990	1,235,014

Pinterest Incorporated Class A †	8,898	221,738

Twitter Incorporated †	16,900	615,836

		19,590,827

Consumer Discretionary: 15.31%

Auto Components: 0.42%

Lear Corporation	8,834	1,051,511

Hotels, Restaurants & Leisure: 2.14%

Carnival Corporation	10,290	526,745

Norwegian Cruise Line Holdings Limited †	25,451	1,392,424

Planet Fitness Incorporated Class A †	9,825	751,318

Royal Caribbean Cruises Limited	22,094	2,690,165

		5,360,652

Household Durables: 0.25%

Roku Incorporated †	7,030	635,512

Internet & Direct Marketing Retail: 5.71%

Amazon.com Incorporated †	7,616	13,518,933

Farfetch Limited Class A «†	19,773	396,449

MercadoLibre Incorporated †	719	410,204

		14,325,586

Multiline Retail: 1.11%

Macy’s Incorporated	46,542	957,369

Target Corporation	22,651	1,822,273

		2,779,642

Specialty Retail: 5.11%

Burlington Stores Incorporated †	18,935	2,964,842

Five Below Incorporated †	6,830	879,226

O’Reilly Automotive Incorporated †	4,395	1,632,171

Ross Stores Incorporated	7,620	708,584

The Home Depot Incorporated	17,816	3,382,367

The TJX Companies Incorporated	28,199	1,418,128

ULTA Beauty Incorporated †	5,524	1,841,591

		12,826,909

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 0.57%

Deckers Outdoor Corporation †	2,390	$363,519

Levi Strauss & Company Class A †	45,859	890,582

Nike Incorporated Class B	2,160	166,622

		1,420,723

Consumer Staples: 4.26%

Beverages: 1.36%

Constellation Brands Incorporated Class A	3,328	587,226

The Coca-Cola Company	57,562	2,828,021

		3,415,247

Food & Staples Retailing: 2.14%

Casey’s General Stores Incorporated	10,383	1,340,238

Costco Wholesale Corporation	10,131	2,427,185

Wal-Mart Stores Incorporated	15,666	1,589,159

		5,356,582

Personal Products: 0.76%

The Estee Lauder Companies Incorporated Class A	11,840	1,906,595

Energy: 2.18%

Oil, Gas & Consumable Fuels: 2.18%

Chevron Corporation	10,311	1,173,907

Concho Resources Incorporated	4,767	467,214

ConocoPhillips	24,486	1,443,695

Exxon Mobil Corporation	18,554	1,313,067

Valero Energy Corporation	15,138	1,065,715

		5,463,598

Financials: 7.11%

Banks: 1.68%

Bank of America Corporation	52,414	1,394,212

Citizens Financial Group Incorporated	33,094	1,078,203

JPMorgan Chase & Company	16,349	1,732,340

		4,204,755

Capital Markets: 3.88%

BlackRock Incorporated	1,230	511,139

CME Group Incorporated	12,509	2,403,229

Evercore Partners Incorporated Class A	15,296	1,181,310

MarketAxess Holdings Incorporated	3,737	1,112,953

Raymond James Financial Incorporated	23,906	1,974,157

The Charles Schwab Corporation	61,383	2,554,147

		9,736,935

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Diversified Large Cap Growth Portfolio	5

Security name	Shares	Value

Insurance: 1.55%

Prudential Financial Incorporated	11,945	$1,103,479

The Progressive Corporation	35,119	2,784,234

		3,887,713

Health Care: 12.10%

Biotechnology: 2.54%

AbbVie Incorporated	13,121	1,006,512

Alexion Pharmaceuticals Incorporated †	17,486	1,987,808

Amgen Incorporated	6,594	1,099,220

BioMarin Pharmaceutical Incorporated †	3,704	304,617

Sage Therapeutics Incorporated †	3,173	545,344

Sarepta Therapeutics Incorporated †	1,760	200,376

Vertex Pharmaceuticals Incorporated †	7,343	1,220,260

		6,364,137

Health Care Equipment & Supplies: 4.43%

Abbott Laboratories	27,725	2,110,704

Baxter International Incorporated	27,352	2,008,731

Boston Scientific Corporation †	79,707	3,061,546

Edwards Lifesciences Corporation †	3,500	597,450

Insulet Corporation †	8,100	889,299

Intuitive Surgical Incorporated †	450	209,183

Stryker Corporation	4,483	821,465

Varian Medical Systems Incorporated †	11,145	1,407,168

		11,105,546

Health Care Providers & Services: 1.79%

Anthem Incorporated	5,639	1,567,529

Centene Corporation †	24,414	1,409,909

UnitedHealth Group Incorporated	6,305	1,524,549

		4,501,987

Health Care Technology: 0.29%

Veeva Systems Incorporated Class A †	4,657	718,529

Life Sciences Tools & Services: 1.07%

Agilent Technologies Incorporated	37,261	2,498,350

Illumina Incorporated †	610	187,215

		2,685,565

Pharmaceuticals: 1.98%

Elanco Animal Health Incorporated †	18,707	585,155

Johnson & Johnson	9,989	1,310,057

Zoetis Incorporated	30,304	3,062,219

		4,957,431

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Industrials: 12.09%

Aerospace & Defense: 1.75%

HEICO Corporation	8,800	$1,069,992

Lockheed Martin Corporation	4,514	1,528,170

The Boeing Company	5,259	1,796,527

		4,394,689

Air Freight & Logistics: 0.35%

C.H. Robinson Worldwide Incorporated	10,920	869,560

Commercial Services & Supplies: 2.02%

Copart Incorporated †	10,435	745,894

Rollins Incorporated	22,655	851,148

Waste Connections Incorporated	36,495	3,453,887

		5,050,929

Construction & Engineering: 0.67%

EMCOR Group Incorporated	20,659	1,664,289

Industrial Conglomerates: 0.86%

Roper Industries Incorporated	6,282	2,160,505

Machinery: 1.58%

Allison Transmission Holdings Incorporated	31,397	1,299,522

Cummins Incorporated	8,225	1,240,001

Fortive Corporation	18,751	1,427,889

		3,967,412

Professional Services: 0.86%

CoStar Group Incorporated †	2,938	1,497,322

TransUnion	10,084	660,905

		2,158,227

Road & Rail: 3.54%

CSX Corporation	35,823	2,667,739

Norfolk Southern Corporation	14,241	2,778,989

Union Pacific Corporation	20,578	3,431,999

		8,878,727

Trading Companies & Distributors: 0.46%

Applied Industrial Technologies Incorporated	21,345	1,159,674

Information Technology: 31.51%

Communications Equipment: 0.69%

Cisco Systems Incorporated	33,160	1,725,315

Electronic Equipment, Instruments & Components: 1.59%

CDW Corporation of Delaware	13,990	1,377,176

Jabil Circuit Incorporated	44,648	1,097,894

Zebra Technologies Corporation Class A †	8,773	1,504,043

		3,979,113

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Diversified Large Cap Growth Portfolio	7

Security name	Shares	Value

IT Services: 10.91%

Euronet Worldwide Incorporated †	5,442	$843,728

Global Payments Incorporated	10,097	1,555,342

InterXion Holding NV †	15,330	1,129,974

MasterCard Incorporated Class A	29,163	7,334,203

PayPal Holdings Incorporated †	41,018	4,501,726

Shopify Incorporated Class A «†	2,812	773,019

Square Incorporated Class A †	16,093	996,961

Visa Incorporated Class A	43,952	7,090,776

WEX Incorporated †	5,525	1,043,894

Worldpay Incorporated Class A †	17,255	2,098,898

		27,368,521

Semiconductors & Semiconductor Equipment: 4.92%

Intel Corporation	28,524	1,256,197

Microchip Technology Incorporated «	63,277	5,064,058

Monolithic Power Systems Incorporated	4,610	536,835

NVIDIA Corporation	2,605	352,873

Texas Instruments Incorporated	36,765	3,834,957

Xilinx Incorporated	12,679	1,297,188

		12,342,108

Software: 11.78%

Adobe Systems Incorporated †	9,670	2,619,603

Dropbox Incorporated Class A †	45,290	1,021,742

Fortinet Incorporated †	18,264	1,323,775

Microsoft Corporation	105,799	13,085,220

Pivotal Software Incorporated Class A †	22,531	448,367

Proofpoint Incorporated †	9,027	1,014,274

RealPage Incorporated †	13,045	760,784

Salesforce.com Incorporated †	15,475	2,343,070

ServiceNow Incorporated †	7,850	2,056,151

Splunk Incorporated †	10,479	1,194,501

Symantec Corporation	66,771	1,250,621

VMware Incorporated Class A	9,981	1,766,437

Zoom Video Communications Incorporated «†	8,248	657,613

		29,542,158

Technology Hardware, Storage & Peripherals: 1.62%

Apple Incorporated	23,151	4,053,045

Materials: 2.13%

Chemicals: 1.57%

Air Products & Chemicals Incorporated	3,228	657,189

Huntsman Corporation	54,617	948,697

Linde plc	12,947	2,337,581

		3,943,467

Metals & Mining: 0.56%

Reliance Steel & Aluminum Company	16,773	1,396,688

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2019

Security name		Shares	Value

Real Estate: 2.58%

Equity REITs: 1.57%

American Tower Corporation		9,596	$2,003,357

Prologis Incorporated		19,288	1,420,947

SBA Communications Corporation †		2,455	531,287

			3,955,591

Real Estate Management & Development: 1.01%

CBRE Group Incorporated Class A †		55,284	2,526,479

Utilities: 0.50%

Multi-Utilities: 0.50%

CenterPoint Energy Incorporated		43,930	1,249,363

Total Common Stocks (Cost $198,922,667)			248,112,786

	Yield
Short-Term Investments: 4.27%

Investment Companies: 4.27%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%	7,813,999	7,814,780

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30	2,887,213	2,887,213

Total Short-Term Investments (Cost $10,701,993)			10,701,993

Total investments in securities (Cost $209,624,660)	103.22%	258,814,779

Other assets and liabilities, net	(3.22)	(8,083,776)

Total net assets	100.00%	$250,731,003

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	2,198,826	68,148,071	62,532,898	7,813,999	$(332)	$(10)	$172,781	$7,814,780
Wells Fargo Government Money Market Fund Select Class	417,874	123,175,077	120,705,738	2,887,213	0	0	65,566	2,887,213

					$(332)	$(10)	$238,347	$10,701,993	4.27%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Diversified Large Cap Growth Portfolio	9

Assets
Investments in unaffiliated securities (including $7,520,976 of securities loaned), at value (cost $198,922,667)	$248,112,786
Investments in affiliated securities, at value (cost $10,701,993)	10,701,993
Receivable for investments sold	202,399
Receivable for dividends	357,677
Receivable for securities lending income, net	3,265

Total assets	259,378,120

Liabilities
Payable upon receipt of securities loaned	7,815,024
Payable for investments purchased	592,813
Advisory fee payable	133,363
Accrued expenses and other liabilities	105,917

Total liabilities	8,647,117

Total net assets	$250,731,003

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Large Cap Growth Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $26,666)	$3,910,172
Income from affiliated securities	96,772

Total investment income	4,006,944

Expenses
Advisory fee	2,001,777
Custody and accounting fees	46,047
Professional fees	53,308
Shareholder report expenses	6,635
Trustees’ fees and expenses	21,009
Other fees and expenses	13,440

Total expenses	2,142,216
Less: Fee waivers and/or expense reimbursements	(226,362)

Net expenses	1,915,854

Net investment income	2,091,090

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(11,838,295)
Affiliated securities	(332)

Net realized losses on investments	(11,838,627)

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,800,390
Affiliated securities	(10)

Net change in unrealized gains (losses) on investments	13,800,380

Net realized and unrealized gains (losses) on investments	1,961,753

Net increase in net assets resulting from operations	$4,052,843

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified Large Cap Growth Portfolio	11

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$2,091,090	$504,456
Net realized gains (losses) on investments	(11,838,627)	19,836,626
Net change in unrealized gains (losses) on investments	13,800,380	566,404

Net increase in net assets resulting from operations	4,052,843	20,907,486

Capital transactions
Transactions in investors’ beneficial interests
Contributions	373,370,690	831,948
Withdrawals	(212,811,363)	(41,873,014)

Net increase (decrease) in net assets resulting from capital transactions	160,559,327	(41,041,066)

Total increase (decrease) in net assets	164,612,170	(20,133,580)

Net assets
Beginning of period	86,118,833	106,252,413

End of period	$250,731,003	$86,118,833

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Large Cap Growth Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	3.79%	24.12%	15.36%	(2.28)%	13.11%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.80%	0.78%	0.74%	0.72%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.68%	0.53%	0.51%	0.29%	0.28%
Supplemental data
Portfolio turnover rate	100%	37%	98%	59%	46%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Large Cap Growth Portfolio	13

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is

14	Wells Fargo Diversified Large Cap Growth Portfolio	Notes to financial statements

invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Portfolio”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $211,499,236 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$54,527,196

Gross unrealized losses	(7,211,653)

Net unrealized gains	$47,315,543

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Diversified Large Cap Growth Portfolio	15

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$23,021,771	$0	$0	$23,021,771

Consumer discretionary	38,400,535	0	0	38,400,535

Consumer staples	10,678,424	0	0	10,678,424

Energy	5,463,598	0	0	5,463,598

Financials	17,829,403	0	0	17,829,403

Health care	30,333,195	0	0	30,333,195

Industrials	30,304,012	0	0	30,304,012

Information technology	79,010,260	0	0	79,010,260

Materials	5,340,155	0	0	5,340,155

Real estate	6,482,070	0	0	6,482,070

Utilities	1,249,363	0	0	1,249,363

Short-term investments

Investment companies	2,887,213	7,814,780	0	10,701,993

Total assets	$250,999,999	$7,814,780	$0	$258,814,779

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

16	Wells Fargo Diversified Large Cap Growth Portfolio	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $273,380,371 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $461,820,405 and $300,924,131, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Diversified Large Cap Growth Portfolio	17

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Large Cap Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

18	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	19

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

20	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	21

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

22	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Large Cap Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	23

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the ten-year period under review, but lower than the average investment performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The Board also took note that the Portfolio experienced a portfolio manager change in February 2017, and that performance results prior to February 2017 reflect the performance of the Portfolio’s prior portfolio management team.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

24	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2019

Wells Fargo Disciplined Large Cap Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Disciplined Large Cap Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Greg W. Golden, CFA®‡

Ten largest holdings (%) as of May 31, 2019[1]

Microsoft Corporation	4.09

Apple Incorporated	3.06

Amazon.com Incorporated	2.80

Berkshire Hathaway Incorporated	1.86

Johnson & Johnson	1.71

JPMorgan Chase & Company	1.64

Facebook Incorporated	1.52

Exxon Mobil Corporation	1.52

Alphabet Incorporated Class C	1.49

Alphabet Incorporated Class A	1.48

Sector distribution as of May 31, 2019[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	3

Security name	Shares	Value

Common Stocks: 99.34%

Communication Services: 10.51%

Diversified Telecommunication Services: 2.27%

AT&T Incorporated	101,304	$3,097,876

Verizon Communications Incorporated	73,729	4,007,171

		7,105,047

Entertainment: 1.68%

Activision Blizzard Incorporated	10,551	457,597

Netflix Incorporated †	1,813	622,367

The Walt Disney Company	28,784	3,800,639

Viacom Incorporated Class B	12,676	367,984

		5,248,587

Interactive Media & Services: 4.48%

Alphabet Incorporated Class A †	4,169	4,612,998

Alphabet Incorporated Class C †	4,214	4,650,697

Facebook Incorporated Class A †	26,786	4,753,711

		14,017,406

Media: 1.82%

AMC Networks Incorporated Class A †	10,656	562,317

Cable One Incorporated	292	326,179

Comcast Corporation Class A	82,855	3,397,055

Discovery Communications Incorporated Class A †	27,963	762,271

Interpublic Group of Companies Incorporated	14,435	306,311

News Corporation Class B	27,743	323,206

		5,677,339

Wireless Telecommunication Services: 0.26%

Telephone & Data Systems Incorporated	12,303	354,449

United States Cellular Corporation †	10,567	460,193

		814,642

Consumer Discretionary: 9.65%

Automobiles: 0.52%

Ford Motor Company	126,253	1,201,929

General Motors Company	12,339	411,382

		1,613,311

Distributors: 0.05%

Genuine Parts Company	1,670	165,163

Hotels, Restaurants & Leisure: 1.43%

Carnival Corporation	11,468	587,047

Darden Restaurants Incorporated	2,827	328,837

Hilton Worldwide Holdings Incorporated	3,523	315,097

McDonald’s Corporation	4,697	931,274

Starbucks Corporation	30,199	2,296,936

		4,459,191

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Disciplined Large Cap Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Household Durables: 0.30%

Garmin Limited	2,072	$158,467

NVR Incorporated †	150	480,235

Pulte Group Incorporated	10,078	312,418

		951,120

Internet & Direct Marketing Retail: 2.80%

Amazon.com Incorporated †	4,928	8,747,545

Multiline Retail: 0.62%

Kohl’s Corporation	7,895	389,381

Macy’s Incorporated	31,302	643,882

Target Corporation	11,339	912,223

		1,945,486

Specialty Retail: 3.04%

AutoZone Incorporated †	490	503,284

Best Buy Company Incorporated	14,660	918,742

Dick’s Sporting Goods Incorporated	29,303	1,011,247

Foot Locker Incorporated	7,983	314,131

Lowe’s Companies Incorporated	3,056	285,064

Ross Stores Incorporated	9,640	896,424

The Gap Incorporated	18,339	342,573

The Home Depot Incorporated	13,826	2,624,866

The TJX Companies Incorporated	35,021	1,761,206

ULTA Beauty Incorporated †	1,446	482,067

Urban Outfitters Incorporated †	16,447	369,564

		9,509,168

Textiles, Apparel & Luxury Goods: 0.89%

Capri Holdings Limited †	11,024	358,060

Kontoor Brands Incorporated †	1,022	29,945

Nike Incorporated Class B	8,659	667,955

Ralph Lauren Corporation	10,778	1,133,091

VF Corporation	7,155	585,851

		2,774,902

Consumer Staples: 6.21%

Beverages: 1.01%

Molson Coors Brewing Company Class B	21,023	1,155,845

PepsiCo Incorporated	7,033	900,224

The Coca-Cola Company	22,284	1,094,813

		3,150,882

Food & Staples Retailing: 2.60%

Costco Wholesale Corporation	7,057	1,690,716

Sysco Corporation	7,349	505,758

The Kroger Company	58,882	1,343,098

US Foods Holding Corporation †	10,467	361,740

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	5

Security name	Shares	Value

Food & Staples Retailing (continued)

Wal-Mart Stores Incorporated	29,778	$3,020,680

Walgreens Boots Alliance Incorporated	24,268	1,197,383

		8,119,375

Food Products: 0.85%

Archer Daniels Midland Company	13,110	502,375

Kellogg Company	13,372	702,832

Lamb Weston Holdings Incorporated	5,967	353,545

The Hershey Company	2,871	378,857

The Kraft Heinz Company	11,936	330,030

Tyson Foods Incorporated Class A	5,255	398,802

		2,666,441

Household Products: 1.04%

Kimberly-Clark Corporation	3,157	403,749

The Procter & Gamble Company	27,852	2,866,249

		3,269,998

Personal Products: 0.34%

NU Skin Enterprises Incorporated Class A	12,331	575,734

The Estee Lauder Companies Incorporated Class A	3,019	486,150

		1,061,884

Tobacco: 0.37%

Philip Morris International Incorporated	14,904	1,149,546

Energy: 4.95%

Energy Equipment & Services: 0.37%

Schlumberger Limited	33,150	1,149,973

Oil, Gas & Consumable Fuels: 4.58%

Antero Resources Corporation †	108,287	711,446

Chevron Corporation	29,494	3,357,892

ConocoPhillips	15,410	908,574

Exxon Mobil Corporation	66,931	4,736,707

Kinder Morgan Incorporated	83,123	1,658,304

Marathon Petroleum Corporation	22,874	1,051,975

Occidental Petroleum Corporation	7,702	383,329

PBF Energy Incorporated Class A	41,737	1,101,857

Phillips 66	5,094	411,595

		14,321,679

Financials: 12.69%

Banks: 4.14%

Bank of America Corporation	65,500	1,742,300

Bank OZK	41,632	1,203,165

Citigroup Incorporated	47,050	2,924,157

Citizens Financial Group Incorporated	12,830	418,001

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Disciplined Large Cap Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Banks (continued)

Fifth Third Bancorp	11,805	$312,833

JPMorgan Chase & Company	48,341	5,122,212

Popular Incorporated	23,161	1,209,236

		12,931,904

Capital Markets: 1.41%

Evercore Partners Incorporated Class A	14,217	1,097,979

FactSet Research Systems Incorporated	1,370	381,134

LPL Financial Holdings Incorporated	16,953	1,359,970

Morgan Stanley	19,094	776,935

SEI Investments Company	9,423	473,506

The Charles Schwab Corporation	7,683	319,690

		4,409,214

Consumer Finance: 1.20%

Capital One Financial Corporation	14,212	1,220,384

Discover Financial Services	4,163	310,352

OneMain Holdings Incorporated	10,096	301,568

SLM Corporation	48,675	462,899

Synchrony Financial	42,760	1,438,019

		3,733,222

Diversified Financial Services: 1.86%

Berkshire Hathaway Incorporated Class B †	29,514	5,826,654

Insurance: 4.08%

AFLAC Incorporated	31,170	1,599,021

American International Group Incorporated	7,409	378,378

Athene Holding Limited Class A †	14,053	571,254

Everest Reinsurance Group Limited	1,301	322,206

First American Financial Corporation	6,656	343,782

Mercury General Corporation	23,825	1,373,511

MetLife Incorporated	33,342	1,540,734

Old Republic International Corporation	29,581	652,261

Prudential Financial Incorporated	14,707	1,358,633

The Allstate Corporation	12,960	1,237,810

The Hartford Financial Services Group Incorporated	20,629	1,086,323

The Progressive Corporation	23,262	1,844,211

Unum Group	14,437	454,621

		12,762,745

Health Care: 14.76%

Biotechnology: 2.25%

AbbVie Incorporated	31,636	2,426,798

Amgen Incorporated	10,859	1,810,195

BioMarin Pharmaceutical Incorporated †	5,583	459,146

Celgene Corporation †	3,643	341,677

Gilead Sciences Incorporated	31,931	1,987,705

		7,025,521

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	7

Security name	Shares	Value

Health Care Equipment & Supplies: 2.43%

Abbott Laboratories	32,364	$2,463,871

ABIOMED Incorporated †	3,875	1,014,940

Baxter International Incorporated	19,555	1,436,119

Danaher Corporation	2,472	326,329

IDEXX Laboratories Incorporated †	1,470	367,162

Medtronic plc	17,509	1,620,983

Steris plc	2,764	369,492

		7,598,896

Health Care Providers & Services: 3.92%

AmerisourceBergen Corporation	7,323	570,169

Anthem Incorporated	7,637	2,122,933

Cardinal Health Incorporated	21,033	884,858

Centene Corporation †	7,869	454,435

CVS Health Corporation	29,252	1,531,927

HCA Holdings Incorporated	3,702	447,794

Humana Incorporated	5,592	1,369,257

McKesson Corporation	5,254	641,724

Molina Healthcare Incorporated †	2,433	346,119

UnitedHealth Group Incorporated	16,099	3,892,738

		12,261,954

Health Care Technology: 0.31%

Veeva Systems Incorporated Class A †	6,247	963,850

Life Sciences Tools & Services: 0.47%

Bio-Rad Laboratories Incorporated Class A †	1,622	465,400

Bruker Corporation	8,555	357,342

Mettler-Toledo International Incorporated †	458	331,175

Thermo Fisher Scientific Incorporated	1,217	324,915

		1,478,832

Pharmaceuticals: 5.38%

Allergan plc	6,204	756,330

Bristol-Myers Squibb Company	24,563	1,114,423

Eli Lilly & Company	20,791	2,410,509

Johnson & Johnson	40,732	5,342,002

Merck & Company Incorporated	46,653	3,695,384

Nektar Therapeutics †	20,520	642,686

Pfizer Incorporated	68,568	2,846,943

		16,808,277

Industrials: 9.08%

Aerospace & Defense: 1.51%

Arconic Incorporated	22,834	500,065

Huntington Ingalls Industries Incorporated	1,582	324,500

Lockheed Martin Corporation	1,092	369,686

Raytheon Company	6,383	1,113,834

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Disciplined Large Cap Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Aerospace & Defense (continued)

Spirit AeroSystems Holdings Incorporated Class A	5,507	$446,287

The Boeing Company	4,849	1,656,467

United Technologies Corporation	2,412	304,636

		4,715,475

Air Freight & Logistics: 1.09%

C.H. Robinson Worldwide Incorporated	14,823	1,180,355

Expeditors International of Washington Incorporated	11,538	802,929

United Parcel Service Incorporated Class B	15,175	1,410,061

		3,393,345

Airlines: 0.63%

Delta Air Lines Incorporated	22,591	1,163,436

United Continental Holdings Incorporated †	10,383	806,240

		1,969,676

Building Products: 0.11%

Johnson Controls International plc	9,346	360,008

Commercial Services & Supplies: 0.21%

Waste Management Incorporated	5,952	650,851

Construction & Engineering: 0.38%

Fluor Corporation	20,239	561,025

Quanta Services Incorporated	18,467	641,913

		1,202,938

Electrical Equipment: 0.48%

Eaton Corporation plc	20,127	1,499,260

Industrial Conglomerates: 0.61%

Honeywell International Incorporated	11,678	1,918,812

Machinery: 1.19%

Allison Transmission Holdings Incorporated	26,426	1,093,772

Caterpillar Incorporated	3,713	444,855

Cummins Incorporated	3,891	586,607

ITT Incorporated	5,886	339,151

Oshkosh Corporation	13,513	961,990

Parker-Hannifin Corporation	1,937	295,044

		3,721,419

Professional Services: 0.72%

Manpower Incorporated	13,885	1,187,445

Robert Half International Incorporated	19,659	1,054,902

		2,242,347

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	9

Security name	Shares	Value

Road & Rail: 1.36%

J.B. Hunt Transport Services Incorporated	4,609	$392,410

Landstar System Incorporated	11,782	1,134,018

Old Dominion Freight Line Incorporated	6,734	891,851

Schneider National Incorporated Class B	53,375	896,700

Union Pacific Corporation	5,532	922,627

		4,237,606

Trading Companies & Distributors: 0.79%

HD Supply Holdings Incorporated †	25,477	1,057,041

W.W. Grainger Incorporated	2,209	578,073

WESCO International Incorporated †	17,546	821,679

		2,456,793

Information Technology: 21.83%

Communications Equipment: 1.63%

Arista Networks Incorporated †	2,887	706,131

Cisco Systems Incorporated	78,501	4,084,407

Motorola Solutions Incorporated	2,011	301,549

		5,092,087

Electronic Equipment, Instruments & Components: 1.21%

Arrow Electronics Incorporated †	4,720	295,755

Avnet Incorporated	21,483	877,366

CDW Corporation of Delaware	14,398	1,417,339

Jabil Circuit Incorporated	17,259	424,399

Keysight Technologies Incorporated †	5,786	434,702

Zebra Technologies Corporation Class A †	1,854	317,850

		3,767,411

IT Services: 4.64%

Accenture plc Class A	8,877	1,580,727

Alliance Data Systems Corporation	3,004	413,050

Booz Allen Hamilton Holding Corporation	5,763	364,049

Cognizant Technology Solutions Corporation Class A	6,936	429,546

DXC Technology Company	5,670	269,552

First Data Corporation Class A †	16,742	425,582

FleetCor Technologies Incorporated †	3,021	780,052

International Business Machines Corporation	12,068	1,532,515

MasterCard Incorporated Class A	14,147	3,557,829

Paychex Incorporated	5,840	501,014

PayPal Holdings Incorporated †	5,006	549,409

Sabre Corporation	21,381	433,607

Visa Incorporated Class A	22,759	3,671,709

		14,508,641

Semiconductors & Semiconductor Equipment: 3.20%

Broadcom Incorporated	6,528	1,642,706

Intel Corporation	77,107	3,395,792

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Disciplined Large Cap Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Lam Research Corporation	7,042	$1,229,604

Micron Technology Incorporated †	43,591	1,421,503

NXP Semiconductors NV	14,486	1,277,086

Texas Instruments Incorporated	10,078	1,051,236

		10,017,927

Software: 6.95%

Adobe Systems Incorporated †	4,757	1,288,671

Cadence Design Systems Incorporated †	14,992	953,041

Citrix Systems Incorporated	7,421	698,465

Intuit Incorporated	7,479	1,831,233

Microsoft Corporation	103,392	12,787,523

Oracle Corporation	47,353	2,396,062

Paycom Software Incorporated †	1,590	337,239

Salesforce.com Incorporated †	2,035	308,119

Symantec Corporation	21,580	404,193

VMware Incorporated Class A	4,122	729,512

		21,734,058

Technology Hardware, Storage & Peripherals: 4.20%

Apple Incorporated	54,696	9,575,629

Dell Technologies Incorporated †	9,772	581,923

Hewlett Packard Enterprise Company	31,776	435,967

HP Incorporated	90,075	1,682,601

NetApp Incorporated	8,960	530,432

Xerox Corporation	10,337	316,416

		13,122,968

Materials: 2.03%

Chemicals: 0.71%

Cabot Corporation	7,266	290,204

DowDuPont Incorporated	9,085	277,274

FMC Corporation	6,453	473,973

LyondellBasell Industries NV Class A	15,791	1,172,482

		2,213,933

Containers & Packaging: 0.60%

Avery Dennison Corporation	6,036	628,106

Packaging Corporation of America	6,804	606,100

Sonoco Products Company	10,320	638,086

		1,872,292

Metals & Mining: 0.46%

Nucor Corporation	11,129	534,192

Reliance Steel & Aluminum Company	3,688	307,100

Steel Dynamics Incorporated	23,837	599,501

		1,440,793

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	11

Security name	Shares	Value

Paper & Forest Products: 0.26%

Domtar Corporation	19,570	$822,918

Real Estate: 4.65%

Equity REITs: 4.36%

American Tower Corporation	11,599	2,421,523

Boston Properties Incorporated	11,178	1,462,418

Crown Castle International Corporation	13,985	1,818,190

Digital Realty Trust Incorporated	6,913	813,798

Equinix Incorporated	2,337	1,135,291

Essex Property Trust Incorporated	1,726	503,543

Host Hotels & Resorts Incorporated	26,277	475,876

Prologis Incorporated	18,903	1,392,584

SBA Communications Corporation †	5,863	1,268,812

Simon Property Group Incorporated	7,509	1,217,134

Weyerhaeuser Company	48,901	1,114,943

		13,624,112

Real Estate Management & Development: 0.29%

CBRE Group Incorporated Class A †	19,646	897,822

Utilities: 2.98%

Electric Utilities: 1.42%

American Electric Power Company Incorporated	5,935	511,122

Exelon Corporation	38,061	1,829,973

PPL Corporation	15,219	452,917

The Southern Company	30,461	1,629,663

		4,423,675

Gas Utilities: 0.38%

UGI Corporation	22,939	1,183,882

Independent Power & Renewable Electricity Producers: 0.80%

NRG Energy Incorporated	39,242	1,335,798

Vistra Energy Corporation	49,987	1,177,694

		2,513,492

Multi-Utilities: 0.38%

Dominion Energy Incorporated	6,173	464,086

DTE Energy Company	5,800	727,726

		1,191,812

Total Common Stocks (Cost $314,398,439)		310,516,107

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Disciplined Large Cap Portfolio	Portfolio of investments—May 31, 2019

Security name	Yield	Shares	Value

Short-Term Investments: 0.47%

Investment Companies: 0.47%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%	1,455,727	$1,455,727

Total Short-Term Investments (Cost $1,455,727)			1,455,727

Total investments in securities (Cost $315,854,166)	99.81%	311,971,834

Other assets and liabilities, net	0.19	594,308

Total net assets	100.00%	$312,566,142

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	374,039,242	372,583,515	1,455,727	$0	$0	$63,820	$1,455,727	0.47%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Disciplined Large Cap Portfolio	13

Assets
Investments in unaffiliated securities, at value (cost $314,398,439)	$310,516,107
Investments in affiliated securities, at value (cost $1,455,727)	1,455,727
Receivable for dividends	685,417
Prepaid expenses and other assets	1,362

Total assets	312,658,613

Liabilities
Advisory fee payable	73,834
Custody and accounting fees payable	15,025
Accrued expenses and other liabilities	3,612

Total liabilities	92,471

Total net assets	$312,566,142

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Disciplined Large Cap Portfolio	Statement of operations—year ended May 31, 2019[1]

Investment income
Dividends (net of foreign dividend withholding taxes of $33,218)	$7,806,964
Income from affiliated securities	63,820

Total investment income	7,870,784

Expenses
Advisory fee	930,334
Custody and accounting fees	16,958
Professional fees	47,659
Shareholder report expenses	6,460
Trustees’ fees and expenses	21,009
Other fees and expenses	10,754

Net expenses	1,033,174

Net investment income	6,837,610

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(14,167,894)
Net change in unrealized gains (losses) on investments	(3,882,332)

Net realized and unrealized gains (losses) on investments	(18,050,226)

Net decrease in net assets resulting from operations	$(11,212,616)

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Disciplined Large Cap Portfolio	15

Year ended May 31, 2019[1]

Operations
Net investment income	$6,837,610
Net realized losses on investments	(14,167,894)
Net change in unrealized gains (losses) on investments	(3,882,332)

Net decrease in net assets resulting from operations	(11,212,616)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	456,478,424
Withdrawals	(132,699,666)

Net increase in net assets resulting from capital transactions	323,778,758

Total increase in net assets	312,566,142

Net assets
Beginning of period	0

End of period	$312,566,142

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Disciplined Large Cap Portfolio	Financial highlights

Year ended May 31, 2019[1]
Total return[2]	(2.40)%
Ratios to average net assets (annualized)
Gross expenses	0.28%
Net expenses	0.28%
Net investment income	1.84%
Supplemental data
Portfolio turnover rate	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Disciplined Large Cap Portfolio	17

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the fiscal year are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $318,076,626 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$18,868,274

Gross unrealized losses	(24,973,066)

Net unrealized losses	$(6,104,792)

18	Wells Fargo Disciplined Large Cap Portfolio	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$32,863,021	$0	$0	$32,863,021

Consumer discretionary	30,165,886	0	0	30,165,886

Consumer staples	19,418,126	0	0	19,418,126

Energy	15,471,652	0	0	15,471,652

Financials	39,663,739	0	0	39,663,739

Health care	46,137,330	0	0	46,137,330

Industrials	28,368,530	0	0	28,368,530

Information technology	68,243,092	0	0	68,243,092

Materials	6,349,936	0	0	6,349,936

Real estate	14,521,934	0	0	14,521,934

Utilities	9,312,861	0	0	9,312,861

Short-term investments

Investment companies	1,455,727	0	0	1,455,727

Total assets	$311,971,834	$0	$0	$311,971,834

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.250%

Next $4 billion	0.225

Over $5 billion	0.200

Notes to financial statements	Wells Fargo Disciplined Large Cap Portfolio	19

For the period from June 12, 2018 (commencement of operations) to May 31, 2019, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $139,638,697 and $0 in interfund purchases and sales, respectively, during the period from June 12, 2018 (commencement of operations) to May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from June 12, 2018 (commencement of operations) to May 31, 2019 were $682,847,738 and $349,546,341, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the period from June 12, 2018 (commencement of operations) to May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

20	Wells Fargo Disciplined Large Cap Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Large Cap Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations and the statement of changes in net assets for the period from June 12, 2018 (commencement of operations) to May 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the period from the commencement of operations to May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of operations to May 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Disciplined Large Cap Portfolio	21

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Disciplined Large Cap Portfolio	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Disciplined Large Cap Portfolio	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24	Wells Fargo Disciplined Large Cap Portfolio	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009.

Senior Vice President of Evergreen Investment Management Company, LLC

from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Disciplined Large Cap Portfolio	25

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined Large Cap Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

26	Wells Fargo Disciplined Large Cap Portfolio	Other information (unaudited)

Investment performance and expenses

The Boards noted that the Portfolio had recently commenced operations and had no performance history to review. The Board noted that it would have the opportunity to review the Portfolio’s performance history in connection with the Board’s future review and approval of the Portfolio’s advisory agreements.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to a corresponding class-specific expense group that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

Other information (unaudited)	Wells Fargo Disciplined Large Cap Portfolio	27

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2019

Wells Fargo International Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Growth Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Artisan Partners, Limited Partnership

Portfolio manager

Mark L. Yockey, CFA®‡

Ten largest holdings (%) as of May 31, 2019[1]

Linde plc	6.46

Deutsche Boerse AG	6.08

Wirecard AG	5.26

Nestle SA	4.06

AIA Group Limited	3.83

Airbus SE	3.82

Aon plc	3.31

Medtronic plc	2.95

Deutsche Post AG	2.93

ING Groep NV	2.57

Sector distribution as of May 31, 2019[2]

Country allocation as of May 31, 2019[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2019	Wells Fargo International Growth Portfolio	3

Security name	Shares	Value

Common Stocks: 89.87%

Brazil: 2.46%

B3 SA Brasil Bolsa Balcao (Financials, Capital Markets)	93,505	$871,438

Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	296,349	4,276,316

		5,147,754

Canada: 1.39%

Canadian National Railway Company (Industrials, Road & Rail)	10,355	917,349

Canadian Pacific Railway Limited (Industrials, Road & Rail)	5,002	1,097,389

Dollarama Incorporated (Consumer Discretionary, Multiline Retail)	28,388	896,629

		2,911,367

Denmark: 1.93%

Genmab AS (Health Care, Biotechnology) †	23,506	4,035,055

Finland: 0.47%

Fortum Oyj (Utilities, Electric Utilities)	45,793	978,646

France: 8.42%

Air Liquide SA (Materials, Chemicals) «	42,414	5,283,182

Amundi SA (Financials, Diversified Financial Services) «	10,885	706,506

BNP Paribas SA (Financials, Banks) «	83,000	3,790,071

Eiffage SA (Industrials, Construction & Engineering)	25,723	2,459,265

Safran SA (Industrials, Aerospace & Defense)	12,764	1,678,320

Schneider Electric SE (Industrials, Electrical Equipment)	9,079	718,096

Vinci SA (Industrials, Construction & Engineering)	30,025	2,967,163

		17,602,603

Germany: 19.60%

Adidas AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,576	1,595,928

Allianz AG (Financials, Insurance)	22,355	4,966,307

Beiersdorf AG (Consumer Staples, Personal Products)	11,930	1,373,409

Deutsche Boerse AG (Financials, Capital Markets)	91,886	12,702,992

Deutsche Post AG (Industrials, Air Freight & Logistics)	207,738	6,122,125

Infineon Technologies AG (Information Technology, Semiconductors & Semiconductor Equipment)	42,158	757,505

Symrise AG (Materials, Chemicals)	26,242	2,458,461

Wirecard AG (Information Technology, IT Services)	70,298	11,002,530

		40,979,257

Hong Kong: 4.70%

AIA Group Limited (Financials, Insurance)	851,400	7,998,624

ANTA Sports Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	31,000	189,807

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	40,000	181,133

Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	680,800	1,453,730

		9,823,294

India: 2.20%

Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	146,982	4,603,308

Indonesia: 0.41%

PT Bank Rakyat Indonesia Tbk (Financials, Banks)	3,002,700	862,573

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo International Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Ireland: 11.24%

Linde plc (Materials, Chemicals)	74,515	$13,510,570

Medtronic plc (Health Care, Health Care Equipment & Supplies)	66,618	6,167,494

Willis Towers Watson plc (Financials, Insurance)	21,817	3,828,884

		23,506,948

Israel: 0.27%

Nice Systems Limited ADR (Information Technology, Software) †	4,106	574,224

Italy: 2.32%

Assicurazioni Generali SpA (Financials, Insurance)	113,562	1,993,696

Intesa Sanpaolo SpA (Financials, Banks)	1,395,019	2,857,877

		4,851,573

Japan: 3.80%

CALBEE Incorporated (Consumer Staples, Food Products) «	18,500	525,816

Japan Exchange Group Incorporated (Financials, Capital Markets)	76,500	1,188,816

Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	46,000	3,192,175

Taiyo Nippon Sanso Corporation (Materials, Chemicals)	161,700	3,038,077

		7,944,884

Netherlands: 9.24%

Adyen NV (Information Technology, IT Services) 144A†	2,727	2,195,894

Airbus SE (Industrials, Aerospace & Defense)	62,193	7,980,347

ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	4,768	901,788

ING Groep NV (Financials, Banks)	496,346	5,375,809

Koninklijke DSM NV (Materials, Chemicals) «	25,442	2,864,991

		19,318,829

Russia: 0.76%

MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	76,004	1,586,964

Sweden: 0.21%

Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	29,949	448,301

Switzerland: 6.55%

Idorsia Limited (Health Care, Biotechnology) †	40,231	896,031

Lonza Group AG (Health Care, Life Sciences Tools & Services)	9,679	2,981,277

Nestle SA (Consumer Staples, Food Products)	85,311	8,482,107

Novartis AG (Health Care, Pharmaceuticals)	15,518	1,334,432

		13,693,847

United Kingdom: 9.00%

Aon plc (Financials, Insurance)	38,413	6,917,029

AVEVA Group plc (Information Technology, Software)	27,710	1,294,796

Experian Group Limited plc (Industrials, Professional Services)	84,088	2,537,577

Ferguson plc (Industrials, Trading Companies & Distributors)	32,666	2,116,108

London Stock Exchange Group plc (Financials, Capital Markets)	57,246	3,824,202

RELX plc (Industrials, Professional Services)	52,933	1,233,011

Rentokil Initial plc (Industrials, Commercial Services & Supplies)	187,653	889,651

		18,812,374

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Growth Portfolio	5

Security name			Shares	Value

United States: 4.90%

Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) †			1,890	$2,091,283

Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †			1,784	1,968,876

Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			2,117	3,757,823

Intercontinental Exchange Incorporated (Financials, Capital Markets)			29,444	2,420,591

				10,238,573

Total Common Stocks (Cost $170,007,998)				187,920,374

		Expiration date
Participation Notes: 1.82%

Ireland: 1.82%

HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †(a)		10-29-2019	340,815	3,809,347

Total Participation Notes (Cost $4,692,989)				3,809,347

	Dividend yield
Preferred Stocks: 2.05%

Brazil: 2.05%

Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	0.81%		657,991	4,284,374

Total Preferred Stocks (Cost $2,831,158)				4,284,374

	Yield
Short-Term Investments: 8.63%

Investment Companies: 8.63%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		6,040,572	6,041,176

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		11,990,365	11,990,365

Total Short-Term Investments (Cost $18,031,541)				18,031,541

Total investments in securities (Cost $195,563,686)	102.37%	214,045,636

Other assets and liabilities, net	(2.37)	(4,948,319)

Total net assets	100.00%	$209,097,317

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo International Growth Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	427,749	84,486,963	78,874,140	6,040,572	$(33)	$0	$84,219	$6,041,176
Wells Fargo Government Money Market Fund Select Class	1,633,072	159,739,601	149,382,308	11,990,365	0	0	186,782	11,990,365

					$(33)	$0	$271,001	$18,031,541	8.63%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo International Growth Portfolio	7

Assets
Investments in unaffiliated securities (including $5,698,630 securities on loan), at value (cost $177,532,145)	$196,014,095
Investments in affiliated securities, at value (cost $18,031,541)	18,031,541
Cash	6,269
Foreign currency, at value (cost $121,791)	122,103
Receivable for investments sold	983,844
Receivable for dividends	544,021
Receivable for tax reclaims	476,291
Receivable for securities lending income, net	100,905

Total assets	216,279,069

Liabilities
Payable upon receipt of securities loaned	6,041,208
Payable for investments purchased	828,026
Advisory fee payable	154,209
Accrued expenses and other liabilities	158,309

Total liabilities	7,181,752

Total net assets	$209,097,317

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo International Growth Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign interest withholding tax of $691,310)	$4,942,317
Income from affiliated securities	345,893

Total investment income	5,288,210

Expenses
Advisory fee	1,987,091
Custody and accounting fees	76,270
Professional fees	69,741
Shareholder report expenses	4,198
Trustees’ fees and expenses	21,158
Other fees and expenses	57,522

Total expenses	2,215,980
Less: Fee waivers and/or expense reimbursements	(2,338)

Net expenses	2,213,642

Net investment income	3,074,568

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(14,236,327)
Affiliated securities	(33)

Net realized losses on investments	(14,236,360)
Net change in unrealized gains (losses) on investments	11,524,725

Net realized and unrealized gains (losses) on investments	(2,711,635)

Net increase in net assets resulting from operations	$362,933

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Growth Portfolio	9

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$3,074,568	$534,471
Net realized gains (losses) on investments	(14,236,360)	29,192,956
Net change in unrealized gains (losses) on investments	11,524,725	(18,628,392)

Net increase in net assets resulting from operations	362,933	11,099,035

Capital transactions
Transactions in investors’ beneficial interests
Contributions	302,716,175	18,015,755
Withdrawals	(138,556,460)	(122,031,151)

Net increase (decrease) in net assets resulting from capital transactions	164,159,715	(104,015,396)

Total increase (decrease) in net assets	164,522,648	(92,916,361)

Net assets
Beginning of period	44,574,669	137,491,030

End of period	$209,097,317	$44,574,669

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Growth Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(0.14)%	9.46%	10.31%	(12.40)%	5.13%
Ratios to average net assets (annualized)
Gross expenses	0.89%	1.10%	0.98%	0.99%	1.00%
Net expenses	0.89%	1.06%	0.98%	0.99%	1.00%
Net investment income	1.24%	0.70%	1.25%	1.16%	0.76%
Supplemental data
Portfolio turnover rate	100%	71%	121%	62%	51%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Growth Portfolio	11

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

12	Wells Fargo International Growth Portfolio	Notes to financial statements

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $197,216,670 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$25,055,361

Gross unrealized losses	(8,226,395)

Net unrealized gains	$16,828,966

Notes to financial statements	Wells Fargo International Growth Portfolio	13

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Brazil	$5,147,754	$0	$0	$5,147,754

Canada	2,911,367	0	0	2,911,367

Denmark	4,035,055	0	0	4,035,055

Finland	978,646	0	0	978,646

France	17,602,603	0	0	17,602,603

Germany	40,979,257	0	0	40,979,257

Hong Kong	9,823,294	0	0	9,823,294

India	4,603,308	0	0	4,603,308

Indonesia	862,573	0	0	862,573

Ireland	23,506,948	0	0	23,506,948

Israel	574,224	0	0	574,224

Italy	4,851,573	0	0	4,851,573

Japan	7,944,884	0	0	7,944,884

Netherlands	19,318,829	0	0	19,318,829

Russia	1,586,964	0	0	1,586,964

Sweden	448,301	0	0	448,301

Switzerland	13,693,847	0	0	13,693,847

United Kingdom	18,812,374	0	0	18,812,374

United States	10,238,573	0	0	10,238,573

Participation notes

Ireland	0	3,809,347	0	3,809,347

Preferred stocks

Brazil	4,284,374	0	0	4,284,374

Short-term investments

Investment companies	11,990,365	6,041,176	0	18,031,541

Total assets	$204,195,113	$9,850,523	$0	$214,045,636

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

14	Wells Fargo International Growth Portfolio	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Artisan Partners, Limited Partnership, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.50% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $219,269,155 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $390,340,732 and $234,256,129, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo International Growth Portfolio	15

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

16	Wells Fargo International Growth Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo International Growth Portfolio	17

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Wells Fargo International Growth Portfolio	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo International Growth Portfolio	19

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

20	Wells Fargo International Growth Portfolio	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo International Growth Portfolio	21

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo International Growth Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Artisan Partners Limited Partnership (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

22	Wells Fargo International Growth Portfolio	Other information (unaudited)

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one- and ten-year periods under review, but lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Portfolio was higher than or in range of its benchmark index, the MSCI EAFE Index (Net), for the one-, five- and ten-year periods under review, but lower than its benchmark index for the three-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to a corresponding class-specific expense group that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Portfolio. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Other information (unaudited)	Wells Fargo International Growth Portfolio	23

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2019

Wells Fargo Large Company Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Company Value Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Ten largest holdings (%) as of May 31, 2019[1]

JPMorgan Chase & Company	4.65%

The Procter & Gamble Company	4.04%

Pfizer Incorporated	3.98%

Bank of America Corporation	3.60%

AT&T Incorporated	3.37%

Johnson & Johnson	3.24%

Berkshire Hathaway Incorporated Class B	3.19%

Medtronic plc	3.16%

Exxon Mobil Corporation	2.65%

Duke Energy Corporation	2.48%

Sector distribution as of May 31, 2019[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2019	Wells Fargo Large Company Value Portfolio	3

Security name	Shares	Value

Common Stocks: 97.81%

Communication Services: 10.71%

Diversified Telecommunication Services: 4.72%

AT&T Incorporated	274,467	$8,393,201

Verizon Communications Incorporated	61,842	3,361,113

		11,754,314

Entertainment: 1.47%

Viacom Incorporated Class B	125,909	3,655,138

Interactive Media & Services: 0.88%

Alphabet Incorporated Class A †	682	754,633

IAC Corporation †	6,502	1,435,967

		2,190,600

Media: 3.64%

CBS Corporation Class B	14,753	712,275

Charter Communications Incorporated Class A †	13,060	4,921,008

Comcast Corporation Class A	84,194	3,451,954

		9,085,237

Consumer Discretionary: 4.52%

Auto Components: 0.53%

Dana Incorporated	91,083	1,328,901

Hotels, Restaurants & Leisure: 3.14%

Aramark	141,029	4,906,399

Yum China Holdings Incorporated	73,155	2,926,932

		7,833,331

Internet & Direct Marketing Retail: 0.05%

Liberty Expedia Holdings Incorporated Class A †	2,894	119,320

Specialty Retail: 0.59%

Abercrombie & Fitch Company Class A	1,703	29,462

Lowe’s Companies Incorporated	15,340	1,430,915

		1,460,377

Textiles, Apparel & Luxury Goods: 0.21%

lululemon athletica Incorporated †	1,111	183,970

Tapestry Incorporated	11,870	339,007

		522,977

Consumer Staples: 8.82%

Beverages: 0.95%

PepsiCo Incorporated	18,567	2,376,576

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Large Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Food Products: 3.83%

Archer Daniels Midland Company	115,707	$4,433,892

Ingredion Incorporated	26,986	2,055,254

Mondelez International Incorporated Class A	59,895	3,045,661

		9,534,807

Household Products: 4.04%

The Procter & Gamble Company	97,802	10,064,804

Energy: 7.58%

Oil, Gas & Consumable Fuels: 7.58%

ConocoPhillips	89,780	5,293,429

Exxon Mobil Corporation	93,446	6,613,173

Marathon Petroleum Corporation	19,737	907,705

ONEOK Incorporated	82,830	5,269,645

PBF Energy Incorporated Class A	8,213	216,823

Valero Energy Corporation	8,249	580,730

		18,881,505

Financials: 20.11%

Banks: 10.30%

Bank of America Corporation	337,480	8,976,968

Bank of N.T. Butterfield & Son Limited	4,862	160,543

Citigroup Incorporated	28,658	1,781,095

First Merchants Corporation	6,271	208,511

JPMorgan Chase & Company	109,265	11,577,719

PNC Financial Services Group Incorporated	534	67,957

US Bancorp	57,317	2,877,313

		25,650,106

Capital Markets: 1.24%

Ameriprise Financial Incorporated	20,766	2,870,484

BlackRock Incorporated	514	213,598

		3,084,082

Consumer Finance: 3.25%

Ally Financial Incorporated	169,449	4,891,993

Capital One Financial Corporation	37,433	3,214,372

		8,106,365

Diversified Financial Services: 3.19%

Berkshire Hathaway Incorporated Class B †	40,240	7,944,181

Insurance: 2.13%

Old Republic International Corporation	240,919	5,312,264

Health Care: 16.36%

Biotechnology: 2.03%

Alexion Pharmaceuticals Incorporated †	24,952	2,836,543

Biogen Incorporated †	10,105	2,215,925

		5,052,468

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Large Company Value Portfolio	5

Security name	Shares	Value

Health Care Equipment & Supplies: 4.89%

Medtronic plc	85,152	$7,883,372

Tandem Diabetes Care Incorporated †	38,624	2,648,061

West Pharmaceutical Services Incorporated	14,511	1,662,961

		12,194,394

Life Sciences Tools & Services: 2.22%

Agilent Technologies Incorporated	71,384	4,786,297

Bruker Corporation	3,639	152,001

PerkinElmer Incorporated	6,917	597,214

		5,535,512

Pharmaceuticals: 7.22%

Johnson & Johnson	61,481	8,063,233

Pfizer Incorporated	238,872	9,917,965

		17,981,198

Industrials: 5.82%

Aerospace & Defense: 1.11%

The Boeing Company	8,113	2,771,482

Airlines: 1.64%

Southwest Airlines Company	85,996	4,093,410

Commercial Services & Supplies: 1.48%

Deluxe Corporation	18,464	686,861

Republic Services Incorporated	18,981	1,605,603

Waste Management Incorporated	12,698	1,388,526

		3,680,990

Industrial Conglomerates: 0.50%

Honeywell International Incorporated	7,519	1,235,447

Machinery: 0.00%

Paccar Incorporated	1	66

Road & Rail: 1.09%

Norfolk Southern Corporation	3,341	651,963

Union Pacific Corporation	12,350	2,059,733

		2,711,696

Information Technology: 7.49%

Communications Equipment: 1.49%

Cisco Systems Incorporated	71,386	3,714,214

IT Services: 2.38%

MasterCard Incorporated Class A	21,253	5,344,918

PayPal Holdings Incorporated †	5,426	595,504

		5,940,422

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Large Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 1.43%

Broadcom Incorporated	7,016	$1,765,506

Cabot Microelectronics Corporation	391	38,111

Cree Incorporated †	31,710	1,748,489

		3,552,106

Software: 1.32%

Intuit Incorporated	6,954	1,702,687

Microsoft Corporation	9,271	1,146,637

Teradata Corporation †	12,778	438,797

		3,288,121

Technology Hardware, Storage & Peripherals: 0.87%

HP Incorporated	115,605	2,159,501

Materials: 1.74%

Chemicals: 1.16%

LyondellBasell Industries NV Class A	24,975	1,854,394

PolyOne Corporation	4,315	108,436

The Mosaic Company	43,138	926,173

		2,889,003

Containers & Packaging: 0.41%

WestRock Company	31,260	1,019,076

Metals & Mining: 0.17%

Carpenter Technology Corporation	10,729	435,168

Real Estate: 6.43%

Equity REITs: 6.28%

AvalonBay Communities Incorporated	7,531	1,528,868

CareTrust REIT Incorporated	100,375	2,440,116

CoreCivic Incorporated	178,261	3,903,916

Highwoods Properties Incorporated	18,196	798,077

Hospitality Properties Trust	29,086	723,369

Outfront Media Incorporated	131,165	3,233,217

Rayonier Incorporated	897	25,251

The Geo Group Incorporated	106,151	2,327,891

Ventas Incorporated	10,288	661,518

		15,642,223

Real Estate Management & Development: 0.15%

Kennedy Wilson Holdings Incorporated	18,457	379,291

Utilities: 8.23%

Electric Utilities: 5.45%

Duke Energy Corporation	72,154	6,177,102

Evergy Incorporated	1	58

NextEra Energy Incorporated	12,318	2,441,551

OGE Energy Corporation	19,696	818,566

Pinnacle West Capital Corporation	29,715	2,790,536

PPL Corporation	45,540	1,355,270

		13,583,083

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Large Company Value Portfolio	7

Security name		Shares	Value

Gas Utilities: 0.64%

National Fuel Gas Company		23,991	$1,278,960

Southwest Gas Holdings Incorporated		3,751	319,360

			1,598,320

Multi-Utilities: 2.14%

Dominion Energy Incorporated		15,151	1,139,052

MDU Resources Group Incorporated		170,059	4,197,056

			5,336,108

Total Common Stocks (Cost $242,027,469)			243,698,184

	Yield
Short-Term Investments: 1.93%

Investment Companies: 1.93%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%	4,806,420	4,806,420

Total Short-Term Investments (Cost $4,806,420)			4,806,420

Total investments in securities (Cost $246,833,889)	99.74%	248,504,604

Other assets and liabilities, net	0.26	651,134

Total net assets	100.00%	$249,155,738

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized losses	Unrealized gains

Long

S&P 500 E-Mini Index	36	6-21-2019	$5,252,023	$4,954,680	$(297,343)	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser of investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,158,700	107,550,601	103,902,881	4,806,420	$0	$0	$86,296	$4,806,420	1.93%

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Large Company Value Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $242,027,469)	$243,698,184
Investments in affiliated securities, at value (cost 4,806,420)	4,806,420
Segregated cash for futures contracts	300,000
Receivable for dividends	512,836
Prepaid expenses and other assets	1,006

Total assets	249,318,446

Liabilities
Advisory fee payable	81,803
Payable for daily variation margin on open futures contracts	68,040
Custody fees payable	12,442
Accrued expenses and other liabilities	423

Total liabilities	162,708

Total net assets	$249,155,738

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Large Company Value Portfolio	9

Investment income
Dividends (net of foreign withholding taxes of $13,329)	$6,908,387
Income from affiliated securities	86,296

Total investment income	6,994,683

Expenses
Advisory fee	913,955
Custody and accounting fees	10,199
Professional fees	49,138
Shareholder report expenses	635
Trustees’ fees and expenses	21,543
Other fees and expenses	13,505

Total expenses	1,008,975
Less: Fee waivers and/or expense reimbursements	(4,676)

Net expenses	1,004,299

Net investment income	5,990,384

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,248,760)
Futures contracts	401,676

Net realized losses on investments	(1,847,084)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,977,208)
Futures contracts	(295,470)

Net change in unrealized gains (losses) on investments	(3,272,678)

Net realized and unrealized gains (losses) on investments	(5,119,762)

Net increase in net assets resulting from operations	$870,622

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Large Company Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$5,990,384	$1,053,337
Net realized gains (losses) on investments	(1,847,084)	4,549,013
Net change in unrealized gains (losses) on investments	(3,272,678)	811,722

Net increase in net assets resulting from operations	870,622	6,414,072

Capital transactions
Transactions in investors’ beneficial interests
Contributions	260,981,430	965,354
Withdrawals	(74,532,452)	(16,762,097)

Net increase (decrease) in net assets resulting from capital transactions	186,448,978	(15,796,743)

Total increase (decrease) in net assets	187,319,600	(9,382,671)

Net assets
Beginning of period	61,836,138	71,218,809

End of period	$249,155,738	$61,836,138

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Portfolio	11

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(0.94)%	9.80%	13.22%	(3.92)%	7.90%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.49%	0.68%	0.76%	0.74%
Net expenses	0.39%	0.42%	0.66%	0.74%	0.74%
Net investment income	2.29%	1.56%	1.45%	1.54%	1.09%
Supplemental data
Portfolio turnover rate	246%	244%	203%	50%	72%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Company Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and

Notes to financial statements	Wells Fargo Large Company Value Portfolio	13

income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $247,171,811 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,919,984

Gross unrealized losses	(10,884,534)

Net unrealized gains	$1,035,450

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

14	Wells Fargo Large Company Value Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$26,685,289	$0	$0	$26,685,289

Consumer discretionary	11,264,906	0	0	11,264,906

Consumer staples	21,976,187	0	0	21,976,187

Energy	18,881,505	0	0	18,881,505

Financials	50,096,998	0	0	50,096,998

Health care	40,763,572	0	0	40,763,572

Industrials	14,493,091	0	0	14,493,091

Information technology	18,654,364	0	0	18,654,364

Materials	4,343,247	0	0	4,343,247

Real estate	16,021,514	0	0	16,021,514

Utilities	20,517,511	0	0	20,517,511

Short-term investments

Investment companies	4,806,420	0	0	4,806,420

Total assets	$248,504,604	$0	$0	$248,504,604

Liabilities

Futures contracts	$297,343	$0	$0	$297,343

Total liabilities	$297,343	$0	$0	$297,343

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.350%

Next $4 billion	0.325

Over $5 billion	0.300

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio. Prior to November 1, 2018, Analytic Investors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was the subadviser for the Portfolio. On November 1, 2018, Analytic Investors, LLC was consolidated into

Notes to financial statements	Wells Fargo Large Company Value Portfolio	15

WellsCap and WellsCap became the subadviser to the Portfolio. The consolidation did not result in any changes to the services provided to the Portfolio or to its strategy or fees and expenses. The subadviser is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $213,409,994 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $815,505,910 and $626,794,297, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $5,098,116 in long futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

16	Wells Fargo Large Company Value Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	17

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	19

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

20	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	21

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Large Company Value Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

22	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Value Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The Board also took note that the Sub-Adviser began serving as sub-adviser to the Portfolio as of February 1, 2017, and that investment performance information for the Portfolio for periods prior to February 1, 2017 does not reflect the investment performance of the Sub-Adviser or changes to its investment strategy that became effective on February 1, 2017.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to a corresponding class-specific expense group that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	23

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2019

Wells Fargo Managed Fixed Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Managed Fixed Income Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Galliard Capital Management, Inc.

Portfolio managers

Andrea Johnson, CFA®‡

Brandon Kanz, CFA®‡

Ten largest holdings (%) as of May 31, 2019[1]

FNMA, 4.50%, 1-1-2051	3.27

FNMA, 4.00%, 8-1-2051	2.77

SBA Series 2018-20G Class 1, 3.54%, 7-1-2038	1.94

SBA Series 2018-20E Class 1, 3.50%, 5-1-2038	1.80

U.S. Treasury Bond, 3.38%, 11-15-2048	1.68

FNMA, 4.50%, 11-1-2048	1.30

FNMA, 3.97%, 6-1-2025	1.29

U.S. Treasury Bond, 4.50%, 5-15-2038	1.28

FHLMC, 4.50%, 11-1-2048	1.22

U.S. Treasury Note, 2.50%, 2-28-2021	1.04

Portfolio allocation as of May 31, 2019[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 28.88%

FHLMC	3.00%	7-1-2046	$594,940	$601,738

FHLMC	3.00	7-1-2046	821,853	830,258

FHLMC	3.50	4-1-2043	1,057,833	1,086,986

FHLMC	3.50	5-1-2044	488,926	506,245

FHLMC	3.50	6-1-2046	416,788	430,466

FHLMC	3.50	2-1-2047	2,725,303	2,817,258

FHLMC	3.50	4-1-2047	430,958	445,977

FHLMC	3.50	12-1-2047	1,739,239	1,799,857

FHLMC	3.50	3-1-2048	2,198,462	2,265,421

FHLMC	4.00	4-1-2044	629,226	663,224

FHLMC	4.00	8-1-2044	417,936	439,339

FHLMC	4.00	6-1-2048	2,618,423	2,748,577

FHLMC	4.50	8-1-2048	3,562,680	3,738,733

FHLMC	4.50	11-1-2048	3,889,421	4,126,491

FHLMC	4.50	11-1-2048	6,673,837	7,111,266

FHLMC Series 2018-3 Class MA	3.50	8-25-2057	3,176,009	3,267,088

FHLMC Structured Pass-Through Securities Series T-20 Class A6	6.53	9-25-2029	22,701	23,404

FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	746,522	875,388

FNMA	2.50	8-1-2031	369,369	369,845

FNMA	2.69	5-1-2023	325,118	329,229

FNMA	2.73	1-1-2023	544,094	553,728

FNMA	2.73	9-1-2023	561,724	573,441

FNMA	3.00	12-1-2032	45,631	46,282

FNMA	3.00	7-1-2046	481,481	486,435

FNMA	3.01	6-1-2024	590,000	602,140

FNMA	3.05	11-1-2022	271,402	278,392

FNMA	3.07	9-1-2025	5,395,000	5,521,610

FNMA	3.07	2-1-2026	360,000	374,855

FNMA	3.08	1-1-2026	480,000	499,967

FNMA	3.35	1-1-2028	278,611	295,821

FNMA	3.35	11-1-2026	3,352,486	3,483,374

FNMA	3.42	12-1-2027	1,307,000	1,362,693

FNMA	3.50	10-1-2032	630,461	648,128

FNMA	3.50	11-1-2042	236,427	243,605

FNMA	3.50	11-1-2042	328,104	337,229

FNMA	3.50	2-1-2043	165,647	170,238

FNMA	3.50	11-1-2045	1,554,606	1,606,836

FNMA	3.50	4-1-2046	212,298	219,401

FNMA	3.50	7-1-2046	608,635	628,834

FNMA	3.50	11-1-2046	692,947	715,852

FNMA	3.50	12-1-2048	3,145,338	3,248,957

FNMA %%	3.50	6-13-2049	2,900,000	2,958,283

FNMA	3.62	1-1-2026	3,698,907	3,955,933

FNMA	3.97	6-1-2025	6,957,842	7,530,267

FNMA	4.00	11-1-2040	314,601	327,346

FNMA	4.00	4-1-2041	409,646	426,212

FNMA	4.00	8-1-2046	447,832	468,522

FNMA	4.00	3-1-2049	1,716,438	1,791,400

FNMA	4.00	8-1-2051	15,573,397	16,158,997

FNMA	4.00	7-1-2056	546,905	572,479

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	4.50%	8-1-2048	$2,617,324	$2,744,884

FNMA	4.50	11-1-2048	7,132,562	7,562,094

FNMA	4.50	1-1-2051	18,153,167	19,086,063

FNMA	4.50	6-1-2056	452,446	484,272

FNMA	4.50	6-1-2056	694,308	743,007

FNMA	4.50	6-1-2056	487,503	521,796

FNMA	5.00	9-1-2033	130,863	140,541

FNMA	5.50	2-1-2036	105,586	111,800

FNMA Series 2002-90 Class A2	6.50	11-25-2042	314,247	355,683

FNMA Series 2002-T4 Class A2	7.00	12-25-2041	131,802	149,809

FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,208,803	1,361,179

FNMA Series 2003-W4 Class 3A ±±	5.72	10-25-2042	202,502	225,188

FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	458,481	514,005

FNMA Series 2004-T3 Class A1	6.00	2-25-2044	671,109	758,397

FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	111,937	127,261

FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	675,772	803,437

FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	210,159	243,229

GNMA	6.50	10-15-2023	9,190	10,056

GNMA	6.50	11-15-2023	8,156	8,926

GNMA	6.50	12-15-2023	8,679	9,497

GNMA	6.50	1-15-2024	20,094	21,989

GNMA	7.00	8-15-2027	50,174	55,985

SBA Series 2006-20B Class 1	5.35	2-1-2026	227,012	239,938

SBA Series 2006-20H Class 1	5.70	8-1-2026	97,894	103,963

SBA Series 2007-20J Class 1	5.57	10-1-2027	269,763	287,149

SBA Series 2013-20A Class 1	2.13	1-1-2033	297,774	292,209

SBA Series 2013-20J Class 1	3.37	10-1-2033	336,819	347,611

SBA Series 2014-10A Class 1	3.19	3-10-2024	286,102	294,800

SBA Series 2014-10B Class 1	3.02	9-10-2024	666,996	682,927

SBA Series 2014-20A Class 1	3.46	1-1-2034	299,320	314,450

SBA Series 2015-10B Class 1	2.83	9-10-2025	431,281	440,472

SBA Series 2015-20C Class 1	2.72	3-1-2035	410,212	414,723

SBA Series 2015-20E Class 1	2.77	5-1-2035	612,255	620,762

SBA Series 2015-20F Class 1	2.98	6-1-2035	413,764	424,771

SBA Series 2017-10A Class 1	2.85	3-10-2027	517,091	530,097

SBA Series 2017-20F Class 1	2.81	6-1-2037	261,960	266,666

SBA Series 2018-10B Class 1	3.55	9-10-2028	5,421,963	5,721,570

SBA Series 2018-20E Class 1	3.50	5-1-2038	9,913,840	10,516,213

SBA Series 2018-20F Class 1	3.60	6-1-2038	1,737,354	1,853,704

SBA Series 2018-20G Class 1	3.54	7-1-2038	10,648,271	11,321,735

SBA Series 2018-20H Class 1	3.58	8-1-2038	3,925,332	4,185,896

SBA Series 2018-20K Class 1	3.87	11-1-2038	2,675,573	2,902,085

Total Agency Securities (Cost $162,826,331)				168,364,886

Asset-Backed Securities: 1.83%

ECMC Group Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	3.23	9-25-2068	2,972,214	2,947,081

ECMC Group Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +1.35%) 144A±	3.78	7-26-2066	346,241	348,733

Ford Credit Auto Owner Trust Series 2015-2 Class A 144A	2.44	1-15-2027	600,000	599,946

Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	3,200,000	3,331,325

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	5

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

MMAF Equipment Finance LLC Series 2015-AA Class A4 144A	1.93%	7-16-2021	$44,722	$44,664

MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	700,369

South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR +1.50%) ±	3.99	8-1-2035	500,000	498,168

Verizon Owner Trust Series 2018-A Class A1A	3.23	4-20-2023	2,140,000	2,181,336

Total Asset-Backed Securities (Cost $10,473,010)				10,651,622

Corporate Bonds and Notes: 40.11%

Communication Services: 1.75%

Diversified Telecommunication Services: 0.73%

AT&T Incorporated	4.35	3-1-2029	1,080,000	1,127,310

AT&T Incorporated	4.75	5-15-2046	1,280,000	1,275,531

AT&T Incorporated	5.25	3-1-2037	60,000	64,419

Verizon Communications Incorporated	4.50	8-10-2033	40,000	43,248

Verizon Communications Incorporated	4.81	3-15-2039	1,500,000	1,637,095

Verizon Communications Incorporated	5.25	3-16-2037	110,000	126,295

				4,273,898

Media: 1.02%

Charter Communications Operating LLC	4.91	7-23-2025	1,500,000	1,587,055

Comcast Corporation	3.00	2-1-2024	170,000	172,275

Comcast Corporation	3.55	5-1-2028	1,500,000	1,542,763

Comcast Corporation	4.15	10-15-2028	1,190,000	1,276,628

Lamar Media Corporation	5.75	2-1-2026	895,000	935,839

Time Warner Entertainment Company LP	3.40	6-15-2022	140,000	142,682

Time Warner Incorporated	3.60	7-15-2025	260,000	265,107

				5,922,349

Consumer Discretionary: 3.51%

Auto Components: 0.28%

Allison Transmission Incorporated 144A	5.00	10-1-2024	1,655,000	1,643,746

Automobiles: 0.44%

BMW US Capital LLC Company 144A	2.80	4-11-2026	1,180,000	1,157,910

BMW US Capital LLC Company 144A	3.15	4-18-2024	965,000	978,959

General Motors Company	4.88	10-2-2023	400,000	416,807

				2,553,676

Diversified Consumer Services: 2.09%

Duke University	3.20	10-1-2038	1,175,000	1,164,107

Massachusetts Institute of Technology	3.96	7-1-2038	2,200,000	2,427,061

Massachusetts Institute of Technology	4.68	12-31-2099	120,000	151,483

Massachusetts Institute of Technology	7.25	11-2-2096	500,000	878,432

Northwestern University	3.66	12-1-2057	105,000	111,890

Northwestern University	3.69	12-1-2038	1,915,000	2,002,210

President and Fellows of Harvard College	3.62	10-1-2037	275,000	292,137

President and Fellows of Harvard College	4.88	10-15-2040	33,000	41,448

President and Fellows of Harvard College	5.63	10-1-2038	525,000	699,310

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Diversified Consumer Services (continued)

Princeton University	5.70%	3-1-2039	$1,740,000	$2,373,784

Service Corporation International	5.38	5-15-2024	750,000	768,750

Service Corporation International	7.50	4-1-2027	535,000	621,670

University of Southern California	3.03	10-1-2039	700,000	678,801

				12,211,083

Hotels, Restaurants & Leisure: 0.26%

Cedar Fair LP	5.38	6-1-2024	1,480,000	1,513,300

Textiles, Apparel & Luxury Goods: 0.44%

HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	198,500

HanesBrands Incorporated 144A	4.88	5-15-2026	1,250,000	1,227,525

The William Carter Company 144A	5.63	3-15-2027	155,000	158,294

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,000,000	970,000

				2,554,319

Consumer Staples: 1.30%

Beverages: 0.48%

Anheuser-Busch InBev Company	3.65	2-1-2026	1,640,000	1,669,920

Anheuser-Busch InBev Worldwide Incorporated	4.75	1-23-2029	1,000,000	1,086,327

Brown Forman Corporation	3.50	4-15-2025	50,000	52,307

				2,808,554

Food Products: 0.82%

General Mills Incorporated	4.20	4-17-2028	1,600,000	1,681,072

Ingredion Incorporated	3.20	10-1-2026	150,000	147,418

Kellogg Company	4.30	5-15-2028	1,005,000	1,070,388

Kraft Heinz Foods Company	3.00	6-1-2026	1,500,000	1,415,403

Kraft Heinz Foods Company	3.50	6-6-2022	300,000	305,389

Kraft Heinz Foods Company	4.63	1-30-2029	120,000	125,017

				4,744,687

Energy: 5.63%

Energy Equipment & Services: 0.52%

Baker Hughes LLC	3.34	12-15-2027	1,500,000	1,471,706

Halliburton Company	3.80	11-15-2025	1,500,000	1,545,161

				3,016,867

Oil, Gas & Consumable Fuels: 5.11%

Antero Resources Corporation	5.00	3-1-2025	1,750,000	1,658,125

Apache Corporation	4.38	10-15-2028	1,740,000	1,772,074

Cimarex Energy Company	3.90	5-15-2027	1,500,000	1,518,158

Continental Resources Incorporated	3.80	6-1-2024	1,000,000	1,004,869

Enable Midstream Partners	4.95	5-15-2028	1,500,000	1,532,372

Energen Corporation	4.63	9-1-2021	550,000	555,500

EnLink Midstream Partners LP	4.85	7-15-2026	1,325,000	1,298,500

Enterprise Products Operating LLC	3.75	2-15-2025	1,500,000	1,554,589

Enterprise Products Operating LLC	4.15	10-16-2028	260,000	275,651

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	7

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

EQT Corporation	3.90%	10-1-2027	$1,350,000	$1,287,622

EQT Corporation	8.13	6-1-2019	380,000	380,000

Florida Gas Transmission Company 144A	4.35	7-15-2025	1,521,000	1,603,890

Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	243,362

Hess Corporation	4.30	4-1-2027	1,500,000	1,503,663

Magellan Midstream Partners LP	5.00	3-1-2026	170,000	185,870

Marathon Oil Corporation	3.85	6-1-2025	1,030,000	1,050,466

Marathon Petroleum Corporation	5.13	12-15-2026	1,500,000	1,624,550

MPLX LP	4.13	3-1-2027	1,500,000	1,520,037

Newfield Exploration Company	5.38	1-1-2026	1,459,000	1,581,522

Newfield Exploration Company	5.63	7-1-2024	249,000	273,158

Pioneer Natural Resource Company	4.45	1-15-2026	190,000	202,815

Plains All American Pipeline LP	4.65	10-15-2025	515,000	541,544

Public Service Electric and Gas Company	3.65	9-1-2028	160,000	167,873

Range Resources Corporation	5.00	3-15-2023	1,800,000	1,686,024

Southwestern Energy Company	6.20	1-23-2025	1,100,000	1,022,659

Transcontinental Gas Pipe Line Company LLC	7.85	2-1-2026	1,200,000	1,528,419

Western Gas Partners LP	4.65	7-1-2026	950,000	953,000

Whiting Petroleum Corporation «	6.25	4-1-2023	423,000	408,195

Whiting Petroleum Corporation «	6.63	1-15-2026	950,000	868,063

				29,802,570

Financials: 7.79%

Banks: 3.42%

Bank of America Corporation (3 Month LIBOR +1.51%) ±	3.71	4-24-2028	1,500,000	1,524,567

Bank of America Corporation	3.88	8-1-2025	1,470,000	1,536,412

Bank of America Corporation	3.95	4-21-2025	120,000	122,935

Bank of America Corporation	4.00	4-1-2024	750,000	786,227

BB&T Corporation	3.70	6-5-2025	1,160,000	1,215,934

Citigroup Incorporated	3.30	4-27-2025	1,630,000	1,656,391

Citigroup Incorporated	3.40	5-1-2026	1,750,000	1,772,191

Citigroup Incorporated (3 Month LIBOR +1.02%) ±	4.04	6-1-2024	1,500,000	1,558,878

Citigroup Incorporated	4.40	6-10-2025	65,000	68,077

Citizens Bank NA	3.70	3-29-2023	1,500,000	1,549,628

Fifth Third Bank	3.95	7-28-2025	710,000	755,888

JPMorgan Chase & Company	3.20	6-15-2026	1,500,000	1,514,205

JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	1,675,000	1,728,660

JPMorgan Chase & Company (3 Month LIBOR +1.26%) ±	4.20	7-23-2029	600,000	634,904

JPMorgan Chase & Company (3 Month LIBOR +1.33%) ±	4.45	12-5-2029	470,000	508,981

National Capital Commerce Incorporated (3 Month LIBOR +0.98%) ±	3.57	4-1-2027	400,000	370,000

NTC Capital Trust Series A (3 Month LIBOR +0.52%) ±	3.12	1-15-2027	450,000	416,250

PNC Bank	4.05	7-26-2028	1,000,000	1,059,903

Regions Financial Corporation	3.80	8-14-2023	1,020,000	1,059,149

SunTrust Banks Incorporated	4.00	5-1-2025	80,000	84,726

				19,923,906

Capital Markets: 2.09%

Charles Schwab Corporation	3.85	5-21-2025	230,000	242,962

Goldman Sachs Capital II (3 Month LIBOR +0.77%) ±	4.00	12-29-2049	6,000	4,713

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)

Goldman Sachs Group Incorporated	3.50%	1-23-2025	$1,765,000	$1,788,846

Goldman Sachs Group Incorporated	3.75	2-25-2026	1,500,000	1,530,339

Goldman Sachs Group Incorporated	3.85	1-26-2027	1,690,000	1,726,821

Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	124,350

Morgan Stanley	3.70	10-23-2024	1,600,000	1,655,185

Morgan Stanley	3.88	1-27-2026	1,500,000	1,558,561

Morgan Stanley	3.95	4-23-2027	1,680,000	1,714,433

MSCI Incorporated 144A	5.75	8-15-2025	1,135,000	1,183,011

State Street Corporation (3 Month LIBOR +0.64%) ±	2.65	5-15-2023	680,000	682,338

				12,211,559

Consumer Finance: 1.61%

American Express Company	3.40	2-27-2023	1,500,000	1,536,208

American Express Company	3.70	8-3-2023	540,000	559,989

American Express Company	4.20	11-6-2025	320,000	343,564

Capital One Financial Corporation	3.20	1-30-2023	160,000	161,894

Capital One Financial Corporation	3.30	10-30-2024	1,500,000	1,510,812

Caterpillar Financial Services Corporation	2.85	5-17-2024	1,050,000	1,058,254

Daimler Finance North America LLC 144A	3.35	2-22-2023	1,490,000	1,511,814

Ford Motor Credit Company LLC	3.20	1-15-2021	1,500,000	1,496,630

Ford Motor Credit Company LLC	5.58	3-18-2024	1,130,000	1,176,553

				9,355,718

Insurance: 0.67%

Marsh & McLennan Companies Incorporated	4.38	3-15-2029	730,000	784,105

MassMutual Global Funding 144A	2.75	6-22-2024	1,600,000	1,610,201

Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	802,851

NLV Financial Corporation 144A	7.50	8-15-2033	565,000	727,575

				3,924,732

Health Care: 3.02%

Health Care Equipment & Supplies: 0.35%

Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	1,065,000	1,070,325

Hologic Incorporated 144A	4.38	10-15-2025	700,000	692,125

Teleflex Incorporated	4.88	6-1-2026	250,000	253,750

				2,016,200

Health Care Providers & Services: 1.87%

Advocate Health Corporation	4.27	8-15-2048	500,000	559,775

Ascension Health	3.95	11-15-2046	1,000,000	1,065,050

Cleveland Clinic Foundation	4.86	1-1-2114	894,000	1,067,580

CVS Health Corporation	3.50	7-20-2022	120,000	122,116

CVS Health Corporation	4.30	3-25-2028	1,300,000	1,339,643

CVS Health Corporation	5.05	3-25-2048	130,000	132,141

Duke University Health System Incorporated	3.92	6-1-2047	165,000	175,655

Halfmoon Parent Incorporated 144A	3.75	7-15-2023	610,000	625,953

Mayo Clinic	4.13	11-15-2052	810,000	878,350

MEDNAX Incorporated 144A	5.25	12-1-2023	1,380,000	1,376,550

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	9

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)

Memorial Sloan Kettering Cancer Center	4.20%	7-1-2055	$788,000	$904,239

Southern Baptist Hospital	4.86	7-15-2045	175,000	207,646

Stanford Health Care	3.80	11-15-2048	275,000	292,463

Texas Health Resources	4.33	11-15-2055	1,115,000	1,250,042

The New York-Presbyterian Hospital	3.56	8-1-2036	275,000	277,741

The New York-Presbyterian Hospital	4.06	8-1-2056	570,000	614,506

				10,889,450

Health Care Technology: 0.27%

Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	1,565,000	1,592,388

Pharmaceuticals: 0.53%

Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	236,921

Bayer US Finance LLC 144A	4.38	12-15-2028	1,170,000	1,182,292

Bristol-Myers Squibb Company 144A	2.90	7-26-2024	830,000	840,861

Bristol-Myers Squibb Company 144A	3.20	6-15-2026	820,000	840,793

				3,100,867

Industrials: 4.37%

Aerospace & Defense: 1.20%

BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,345,000	1,388,406

Hexcel Corporation	3.95	2-15-2027	1,302,000	1,318,582

Northrop Grumman Corporation	3.25	1-15-2028	1,500,000	1,501,291

United Technologies Corporation	3.95	8-16-2025	1,700,000	1,794,729

United Technologies Corporation	4.13	11-16-2028	930,000	986,470

				6,989,478

Air Freight & Logistics: 0.26%

Fedex Corporation «	4.20	10-17-2028	1,430,000	1,533,522

Building Products: 0.07%

Fortune Brands Home & Security Incorporated	4.00	9-21-2023	240,000	249,838

Masco Corporation	6.50	8-15-2032	150,000	174,422

				424,260

Commercial Services & Supplies: 0.21%

ACCO Brands Corporation 144A	5.25	12-15-2024	600,000	595,680

Waste Management Incorporated	3.20	6-15-2026	620,000	631,548

				1,227,228

Construction & Engineering: 0.02%

Valmont Industries Incorporated	5.00	10-1-2044	110,000	108,485

Industrial Conglomerates: 0.18%

General Electric Capital Corporation	4.65	10-17-2021	130,000	135,098

Roper Technologies Incorporated	3.65	9-15-2023	910,000	937,626

				1,072,724

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 1.19%

Actuant Corporation	5.63%	6-15-2022	$1,660,000	$1,664,150

Briggs & Stratton Corporation	6.88	12-15-2020	850,000	876,563

Fortive Corporation	2.35	6-15-2021	215,000	213,791

Mueller Water Products Incorporated 144A	5.50	6-15-2026	1,000,000	1,010,000

Oshkosh Corporation	4.60	5-15-2028	1,035,000	1,067,848

Oshkosh Corporation	5.38	3-1-2025	350,000	362,250

Parker Hannifin Corporation	3.30	11-21-2024	1,400,000	1,434,910

Vessel Management Services Incorporated	3.43	8-15-2036	298,000	305,330

				6,934,842

Professional Services: 0.41%

Equifax Incorporated	3.95	6-15-2023	1,700,000	1,755,252

Relx Capital Incorporated	3.50	3-16-2023	110,000	113,004

Relx Capital Incorporated	4.00	3-18-2029	490,000	507,993

				2,376,249

Road & Rail: 0.55%

Norfolk Southern Corporation	5.10	12-31-2049	760,000	810,475

Ryder System Incorporated	3.65	3-18-2024	750,000	775,101

Union Pacific Corporation	3.95	9-10-2028	1,500,000	1,599,651

				3,185,227

Transportation Infrastructure: 0.28%

Crowley Conro LLC	4.18	8-15-2043	1,499,400	1,636,884

Information Technology: 2.82%

Electronic Equipment, Instruments & Components: 0.57%

Amphenol Corporation	3.20	4-1-2024	1,531,000	1,559,129

Jabil Incorporated	3.95	1-12-2028	1,875,000	1,779,188

				3,338,317

IT Services: 1.05%

Fiserv Incorporated	4.20	10-1-2028	1,470,000	1,553,606

Fiserv Incorporated	4.75	6-15-2021	100,000	104,120

IBM Corporation	3.00	5-15-2024	2,710,000	2,734,191

Verisign Incorporated	4.75	7-15-2027	1,670,000	1,699,559

				6,091,476

Semiconductors & Semiconductor Equipment: 0.85%

KLA Tencor Corporation	4.10	3-15-2029	150,000	154,034

Lam Research Corporation	4.00	3-15-2029	540,000	562,027

Maxim Integrated Products Incorporated	3.45	6-15-2027	1,550,000	1,527,728

Microchip Technology Incorporated	4.33	6-1-2023	1,500,000	1,542,323

Versum Materials Incorporated 144A	5.50	9-30-2024	1,100,000	1,176,670

				4,962,782

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	11

Security name	Interest rate	Maturity date	Principal	Value

Software: 0.28%

CDK Global Incorporated	5.88%	6-15-2026	$185,000	$191,475

Fair Isaac Corporation 144A	5.25	5-15-2026	1,330,000	1,386,525

Oracle Corporation	3.40	7-8-2024	70,000	72,274

				1,650,274

Technology Hardware, Storage & Peripherals: 0.07%

Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	399,966

Materials: 4.04%

Chemicals: 2.22%

Albemarle Corporation	4.15	12-1-2024	1,390,000	1,453,079

Axalta Coating Systems Limited 144A	4.88	8-15-2024	1,675,000	1,666,625

DowDuPont Incorporated	4.73	11-15-2028	1,930,000	2,108,174

DowDuPont Incorporated	4.49	11-15-2025	430,000	462,300

Ingevity Corporation 144A	4.50	2-1-2026	2,015,000	1,924,325

Mosaic Company	4.05	11-15-2027	1,090,000	1,100,588

Scotts Miracle-Gro Company	5.25	12-15-2026	1,410,000	1,399,425

Scotts Miracle-Gro Company	6.00	10-15-2023	390,000	403,163

The Sherwin-Williams Company	3.30	2-1-2025	100,000	100,151

Valvoline Incorporated	5.50	7-15-2024	1,750,000	1,771,875

W.R. Grace & Company 144A	5.63	10-1-2024	500,000	522,500

				12,912,205

Construction Materials: 0.03%

CRH America Finance Incorporated 144A	3.40	5-9-2027	200,000	195,761

Containers & Packaging: 1.71%

Ball Corporation	4.88	3-15-2026	375,000	383,906

Ball Corporation	5.25	7-1-2025	225,000	236,813

Graphic Packaging International Company «	4.13	8-15-2024	1,500,000	1,492,500

International Paper Company	3.00	2-15-2027	1,600,000	1,548,041

Packaging Corporation of America	4.50	11-1-2023	1,500,000	1,591,707

Sealed Air Corporation 144A	5.50	9-15-2025	200,000	207,500

Sealed Air Corporation 144A	6.88	7-15-2033	515,000	560,063

Silgan Holdings Incorporated	4.75	3-15-2025	1,700,000	1,695,750

Westrock Company	3.00	9-15-2024	1,680,000	1,671,901

Wrkco Incorporated	3.90	6-1-2028	560,000	565,282

				9,953,463

Metals & Mining: 0.08%

Freeport-McMoRan Copper & Gold Incorporated	4.55	11-14-2024	475,000	458,375

Real Estate: 3.08%

Equity REITs: 3.08%

Alexandria Real Estate Equities Incorporated	3.95	1-15-2027	240,000	248,127

Alexandria Real Estate Equities Incorporated	4.30	1-15-2026	1,500,000	1,591,152

Boston Properties LP	2.75	10-1-2026	1,500,000	1,441,435

Boston Properties LP	3.20	1-15-2025	250,000	252,784

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)

Digital Realty Trust LP	4.45%	7-15-2028	$510,000	$543,934

Duke Realty LP	3.25	6-30-2026	1,500,000	1,502,973

Duke Realty LP	4.00	9-15-2028	230,000	242,841

Federal Realty Investment Trust	2.75	6-1-2023	1,895,000	1,895,020

Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	271,138

Kimco Realty Corporation	3.30	2-1-2025	1,500,000	1,516,575

Liberty Property LP	3.75	4-1-2025	1,600,000	1,640,515

Mid America Apartment Communities	4.20	6-15-2028	160,000	170,077

National Retail Properties Incorporated	4.30	10-15-2028	370,000	393,054

Simon Property Group LP	3.38	10-1-2024	1,800,000	1,853,559

UDR Incorporated	3.75	7-1-2024	915,000	943,620

UDR Incorporated	4.63	1-10-2022	260,000	271,285

Ventas Realty LP	3.50	2-1-2025	150,000	153,182

Ventas Realty LP	3.85	4-1-2027	1,500,000	1,536,084

Vornado Realty Trust	3.50	1-15-2025	1,500,000	1,513,752

				17,981,107

Utilities: 2.80%

Electric Utilities: 2.22%

Alliant Energy Finance LLC 144A	3.75	6-15-2023	1,510,000	1,556,734

Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	1,092,876

Entergy Arkansas Incorporated	3.05	6-1-2023	1,196,000	1,216,392

Florida Power & Light Company	4.95	6-1-2035	1,000,000	1,183,362

Interstate Power & Light Company	4.10	9-26-2028	1,070,000	1,145,646

ITC Holdings Corporation	3.65	6-15-2024	120,000	123,454

MidAmerican Energy Holdings Company	5.80	10-15-2036	900,000	1,147,730

Monongahela Power Company 144A	4.10	4-15-2024	1,660,000	1,759,491

Northern States Power Company of Minnesota	5.35	11-1-2039	1,580,000	1,943,174

Oncor Electric Delivery Company LLC 144A	2.75	6-1-2024	500,000	503,912

PacifiCorp	3.35	7-1-2025	130,000	133,253

Public Service Electric & Gas Company	5.70	12-1-2036	590,000	729,643

Southern California Edison Company	6.00	1-15-2034	188,000	222,582

Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	208,663

				12,966,912

Gas Utilities: 0.45%

AmeriGas Partners LP	5.50	5-20-2025	450,000	457,335

AmeriGas Partners LP	5.88	8-20-2026	500,000	517,500

Boardwalk Pipelines Company	5.95	6-1-2026	1,500,000	1,644,689

				2,619,524

Multi-Utilities: 0.13%

Black Hills Corporation	4.35	5-1-2033	710,000	760,300

Total Corporate Bonds and Notes (Cost $224,355,409)				233,839,230

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	13

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 6.83%

California: 0.09%

GO Revenue: 0.05%

Alameda County CA Series A	3.70%	8-1-2031	$275,000	$290,612

Tax Revenue: 0.04%

San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	220,000	224,855

				515,467

Delaware: 0.24%

Miscellaneous Revenue: 0.24%

Delaware Bonds Series 2010C	4.45	7-1-2028	1,250,000	1,406,100

Georgia: 0.10%

GO Revenue: 0.10%

Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	592,760

Hawaii: 0.20%

GO Revenue: 0.20%

Honolulu HI Series F	3.75	9-1-2030	1,110,000	1,177,255

Idaho: 0.03%

Miscellaneous Revenue: 0.03%

Idaho Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	176,062

Illinois: 0.03%

GO Revenue: 0.03%

Lake County IL Community Consolidated School District Series A	3.40	11-1-2027	150,000	159,798

Indiana: 0.09%

Miscellaneous Revenue: 0.09%

Indiana Finance Authority Taxable Facilities Series A	2.37	7-1-2024	225,000	224,348

Indianapolis IN Local Public Improvement Bonds Series A-2	6.00	1-15-2040	235,000	313,318

				537,666

Massachusetts: 0.54%

GO Revenue: 0.26%

Boston MA Series C Qualified School Construction Bonds	4.40	4-1-2026	390,000	405,272

Massachusetts Build America Bonds Series D	4.50	8-1-2031	1,000,000	1,149,780

				1,555,052

Tax Revenue: 0.28%

Massachusetts Build America Bonds Series E	5.46	12-1-2039	1,275,000	1,626,556

				3,181,608

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.07%

Education Revenue: 0.07%

Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	3.11%	10-25-2035	$393,552	$387,090

Missouri: 0.53%

Education Revenue: 0.53%

Missouri HEFA Washington University Series A	3.65	8-15-2057	1,000,000	1,029,350

Missouri Higher Education Loan Authority Notes Class A-1 (1 Month LIBOR +0.83%) ±	3.26	1-26-2026	1,881,610	1,882,852

Missouri Higher Education Loan Authority Notes Class A-1 (3 Month LIBOR +0.85%) ±	3.37	8-27-2029	193,410	193,540

				3,105,742

New Jersey: 0.17%

Miscellaneous Revenue: 0.17%

Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40	12-1-2025	855,000	970,519

New York: 0.41%

Miscellaneous Revenue: 0.05%

New York State Taxable Bonds Series 2010C	5.62	3-1-2040	250,000	329,993

Tax Revenue: 0.36%

New York City Transitional Finance Authority Series A2	2.00	5-1-2024	250,000	244,713

New York City Transitional Finance Authority Series A2	3.43	8-1-2026	1,750,000	1,834,648

				2,079,361

				2,409,354

North Carolina: 0.71%

Education Revenue: 0.71%

North Carolina Education Assistance Authority Student Loan (3 Month LIBOR +0.90%) ±	3.48	7-25-2041	1,817,029	1,830,094

North Carolina Education Assistance Authority Student Loan Series A-3 (3 Month LIBOR +0.90%) ±	3.48	10-25-2041	547,233	550,976

University of North Carolina Chapel Hill	3.85	12-1-2034	375,000	419,149

University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	1,250,000	1,315,275

				4,115,494

Oregon: 0.44%

Education Revenue: 0.33%

Oregon State Taxable Higher Education Series A	5.90	8-1-2038	1,500,000	1,959,855

GO Revenue: 0.11%

Oregon Board of Higher Education Build America Bonds Series C	5.38	8-1-2039	500,000	633,855

				2,593,710

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	15

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.21%

Education Revenue: 0.21%

Pennsylvania Higher Education Authority Class A (1 Month LIBOR +1.15%) 144A±	3.58%	9-25-2065	$1,232,800	$1,245,641

Rhode Island: 0.54%

Education Revenue: 0.54%

Rhode Island Student Loan Authority Class A-1 (1 Month LIBOR +0.90%) ±	3.39	7-1-2031	3,137,871	3,146,218

Texas: 1.11%

Education Revenue: 0.19%

University of Texas Build America Bonds Series A	5.26	7-1-2039	550,000	709,704

University of Texas Build America Bonds Series C	4.79	8-15-2046	120,000	146,646

University of Texas Build America Bonds Series D	5.13	8-15-2042	215,000	271,109

				1,127,459

GO Revenue: 0.26%

Hidalgo County TX Refunding Bonds Series 2018C	4.04	8-15-2030	1,270,000	1,385,888

Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	117,737

				1,503,625

Miscellaneous Revenue: 0.49%

Texas	3.45	10-1-2028	285,000	300,307

Texas Transportation Commission Highway Improvement Series A	4.63	4-1-2033	2,215,000	2,527,271

				2,827,578

Tax Revenue: 0.05%

Texas Transportation Commission Series B	5.18	4-1-2030	250,000	298,348

Water & Sewer Revenue: 0.12%

Houston TX Combined Utility System Series E	3.97	11-15-2031	655,000	704,112

				6,461,122

Utah: 0.56%

Education Revenue: 0.56%

State Board of Regents of Utah Series 1-A (1 Month LIBOR +0.75%) ±	3.18	9-25-2056	3,263,808	3,262,535

Vermont: 0.01%

Housing Revenue: 0.01%

Vermont Housing Finance Agency	3.80	11-1-2037	30,000	31,395

Virginia: 0.12%

Education Revenue: 0.09%

University of Virginia Build America Bonds	6.20	9-1-2039	315,000	450,718

University of Virginia Revenue Bond Series C	4.18	9-1-2117	70,000	78,791

				529,509

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.03%

Virginia Housing Development Authority	3.10%	6-25-2041	$158,147	$160,412

				689,921

Washington: 0.55%

GO Revenue: 0.51%

King County WA Economic Development Taxable Bond Series C	5.03	12-1-2023	230,000	257,135

King County WA School District #210 (AGM Insured)	4.90	12-1-2022	400,000	405,808

Washington Build America Bonds Series D	5.48	8-1-2039	1,000,000	1,268,780

Washington Series T	3.45	8-1-2029	1,000,000	1,046,980

				2,978,703

Tax Revenue: 0.04%

Washington Build America Bonds	5.09	8-1-2033	175,000	207,860

				3,186,563

West Virginia: 0.08%

Tax Revenue: 0.08%

Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	425,000	474,840

Total Municipal Obligations (Cost $37,875,828)				39,826,860

Non-Agency Mortgage-Backed Securities: 8.41%

Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	624,740	631,751

Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	561,195

Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	607,731	611,706

Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	630,000	648,034

Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	496,953	508,553

Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	641,847

Commercial Mortgage Pass-Through Certificate Series 2013-CR7 Class A4	3.21	3-10-2046	593,569	606,982

Commercial Mortgage Pass-Through Certificate Series 2014-CR17 Class A5	3.98	5-10-2047	4,295,000	4,561,403

Commercial Mortgage Pass-Through Certificate Series 2014-CR21 Class A3	3.53	12-10-2047	2,891,939	3,003,915

Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	655,532

GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	414,564	425,699

GS Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	556,597

GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	447,780	454,891

GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	655,146

GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	373,983

GS Mortgage Securities Trust Series 2014-GC20 Class A5	4.00	4-10-2047	4,308,000	4,562,565

GS Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,687,664

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A5	3.80	7-15-2047	4,065,000	4,281,880

JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	340,143	344,501

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4 ±±	3.99	1-15-2046	4,330,000	4,543,806

JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00	4-15-2047	450,000	477,753

JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	1,338,000	1,394,274

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	535,476	552,378

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53	12-15-2047	1,790,000	1,861,960

Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	500,000	516,859

Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	530,000	540,653

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	17

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±±	2.75%	8-25-2055	$217,449	$217,716

Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	289,267	286,830

Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	2,561,889	2,651,988

WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,633,725

WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	4,291,047	4,556,988

Total Non-Agency Mortgage-Backed Securities (Cost $47,598,104)				49,008,774

U.S. Treasury Securities: 6.81%

U.S. Treasury Bond	3.00	8-15-2048	4,415,000	4,798,036

U.S. Treasury Bond	3.00	2-15-2049	2,185,000	2,378,919

U.S. Treasury Bond	3.38	11-15-2048	8,405,000	9,807,584

U.S. Treasury Bond	3.50	2-15-2039	2,700,000	3,170,180

U.S. Treasury Bond	4.50	5-15-2038	5,600,000	7,441,875

U.S. Treasury Note	2.50	12-31-2020	6,000,000	6,043,359

U.S. Treasury Note	2.50	2-28-2021	6,000,000	6,051,563

Total U.S. Treasury Securities (Cost $37,337,316)				39,691,516

Yankee Corporate Bonds and Notes: 6.32%

Communication Services: 0.31%

Wireless Telecommunication Services: 0.31%

Rogers Communications Incorporated	3.63	12-15-2025	250,000	257,338

Vodafone Group plc	4.13	5-30-2025	1,500,000	1,556,110

				1,813,448

Consumer Staples: 0.14%

Household Products: 0.14%

Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	855,000	848,866

Energy: 0.52%

Oil, Gas & Consumable Fuels: 0.52%

BP Capital Markets plc	3.28	9-19-2027	155,000	156,247

Cenovus Energy Incorporated «	4.25	4-15-2027	1,025,000	1,022,337

Petroleos Mexicanos	2.29	2-15-2024	137,500	137,358

Petroleos Mexicanos	2.83	2-15-2024	287,500	290,920

Petroleos Mexicanos	6.38	1-23-2045	1,600,000	1,407,840

				3,014,702

Financials: 2.90%

Banks: 1.98%

Bank of Montreal	3.30	2-5-2024	890,000	910,827

Bank of Nova Scotia «	3.40	2-11-2024	970,000	997,529

Bank of Nova Scotia	4.50	12-16-2025	80,000	85,144

BNP Paribas SA 144A	4.40	8-14-2028	1,430,000	1,495,329

Cooperatieve Rabobank U.A.	2.75	1-10-2023	1,500,000	1,502,546

Cooperatieve Rabobank U.A. 144A	3.88	9-26-2023	300,000	311,588

Credit Suisse	3.63	9-9-2024	250,000	259,637

HSBC Holdings plc (3 Month LIBOR +1.06%) ±	3.26	3-13-2023	220,000	221,741

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

HSBC Holdings plc	3.60%	5-25-2023	$250,000	$256,055

HSBC Holdings plc (3 Month LIBOR +1.35%) ±	4.29	9-12-2026	950,000	987,932

HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	1,500,000	1,594,501

Mitsubishi UFJ Financial Group Incorporated	2.67	7-25-2022	80,000	79,903

Mitsubishi UFJ Financial Group Incorporated	3.46	3-2-2023	1,500,000	1,537,556

Mitsubishi UFJ Financial Group Incorporated	3.76	7-26-2023	350,000	363,394

Royal Bank of Canada	4.65	1-27-2026	120,000	129,271

Sumitomo Mitsui Financial Group	3.94	10-16-2023	780,000	818,466

				11,551,419

Capital Markets: 0.33%

Credit Suisse Group AG (3 Month LIBOR +1.41%) 144A±	3.87	1-12-2029	1,500,000	1,498,124

Credit Suisse Group AG (3 Month LIBOR +1.24%) 144A±	4.21	6-12-2024	450,000	465,621

				1,963,745

Consumer Finance: 0.27%

UBS Group Funding (Switzerland) AG 144A	4.25	3-23-2028	1,500,000	1,570,531

Diversified Financial Services: 0.32%

Siemens Financieringsmaatschappij NV 144A	3.13	3-16-2024	1,810,000	1,853,282

Health Care: 0.40%

Pharmaceuticals: 0.40%

Actavis Funding SCS	4.55	3-15-2035	1,200,000	1,164,574

Teva Pharmaceutical Finance BV	2.20	7-21-2021	150,000	138,405

Teva Pharmaceutical Finance BV	2.80	7-21-2023	900,000	752,346

Teva Pharmaceutical Finance BV	3.15	10-1-2026	350,000	265,781

				2,321,106

Industrials: 0.57%

Aerospace & Defense: 0.21%

Embraer Netherlands Finance BV	5.05	6-15-2025	1,200,000	1,263,012

Electrical Equipment: 0.05%

Sensata Technologies BV 144A	5.63	11-1-2024	265,000	279,244

Machinery: 0.23%

CNH Industrial NV	4.50	8-15-2023	600,000	619,074

Ingersoll-Rand Luxembourg SA	3.50	3-21-2026	700,000	710,741

				1,329,815

Road & Rail: 0.08%

Canadian Pacific Railway Company	2.90	2-1-2025	450,000	455,356

Information Technology: 0.40%

Software: 0.09%

Experian Finance plc 144A	4.25	2-1-2029	510,000	540,193

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	19

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 0.31%

Seagate HDD	4.75%	6-1-2023	$1,725,000	$1,767,402

Materials: 1.08%

Chemicals: 0.25%

Nutrien Limited	4.20	4-1-2029	1,380,000	1,436,247

Metals & Mining: 0.83%

Anglo American Capital plc 144A	4.75	4-10-2027	1,500,000	1,548,007

ArcelorMittal SA	6.13	6-1-2025	1,500,000	1,655,305

Vale Overseas Limited	6.25	8-10-2026	1,500,000	1,632,214

				4,835,526

Total Yankee Corporate Bonds and Notes (Cost $35,779,839)				36,843,894

	Yield		Shares
Short-Term Investments: 1.41%

Investment Companies: 1.41%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		5,121,429	5,121,941

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.30		3,089,575	3,089,575

Total Short-Term Investments (Cost $8,211,516)				8,211,516

Total investments in securities (Cost $564,457,353)	100.60%	586,438,298

Other assets and liabilities, net	(0.60)	(3,517,550)

Total net assets	100.00%	$582,920,748

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFA	Health & Educational Facilities Authority

LIBOR	London Interbank Offered Rate

RDA	Redevelopment Authority

REIT	Real Estate Investment Trust

SBA	Small Business Administration

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	418,594	78,489,619	73,786,784	5,121,429	$(11)	$0	$133,641	$5,121,941
Wells Fargo Government Money Market Fund Select Class	417,223	967,761,094	965,088,742	3,089,575	0	0	1,057,818	3,089,575

					$(11)	$0	$1,191,459	$8,211,516	1.41%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Managed Fixed Income Portfolio	21

Assets
Investments in unaffiliated securities (including $5,018,566 of securities loaned), at value (cost $556,245,837)	$578,226,782
Investments in affiliated securities, at value (cost $8,211,516)	8,211,516
Principal paydown receivable	50,097
Receivable for interest	4,673,059
Receivable for securities lending income, net	1,361
Prepaid expenses and other assets	22,813

Total assets	591,185,628

Liabilities
Payable upon receipt of securities loaned	5,121,883
Payable for investments purchased	2,933,063
Advisory fee payable	198,775
Accrued expenses and other liabilities	11,159

Total liabilities	8,264,880

Total net assets	$582,920,748

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Managed Fixed Income Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Interest (net of foreign interest withholding taxes of $4,112)	$21,804,680
Income from affiliated securities	1,077,816

Total investment income	22,882,496

Expenses
Advisory fee	2,483,723
Custody and accounting fees	17,242
Professional fees	54,008
Shareholder report expenses	2,602
Trustees’ fees and expenses	20,930
Other fees and expenses	5,390

Total expenses	2,583,895
Less: Fee waivers and/or expense reimbursements	(134,329)

Net expenses	2,449,566

Net investment income	20,432,930

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	191,927
Affiliated securities	(11)
Futures contracts	14,954

Net realized gains on investments	206,870
Net change in unrealized gains (losses) on investments	22,412,280

Net realized and unrealized gains (losses) on investments	22,619,150

Net increase in net assets resulting from operations	$43,052,080

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Managed Fixed Income Portfolio	23

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$20,432,930	$3,360,611
Net realized gains on investments	206,870	366,933
Net change in unrealized gains (losses) on investments	22,412,280	(3,657,037)

Net increase in net assets resulting from operations	43,052,080	70,507

Capital transactions
Transactions in investors’ beneficial interests
Contributions	705,018,550	8,441,165
Withdrawals	(271,861,718)	(13,757,809)

Net increase (decrease) in net assets resulting from capital transactions	433,156,832	(5,316,644)

Total increase (decrease) in net assets	476,208,912	(5,246,137)

Net assets
Beginning of period	106,711,836	111,957,973

End of period	$582,920,748	$106,711,836

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Managed Fixed Income Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	7.22%	0.05%	3.13%	3.95%	4.23%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.49%	0.48%	0.48%	0.48%
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	3.24%	3.09%	2.99%	3.12%	3.20%
Supplemental data
Portfolio turnover rate	232%	23%	47%	25%	31%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Managed Fixed Income Portfolio	25

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management

26	Wells Fargo Managed Fixed Income Portfolio	Notes to financial statements

receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Managed Fixed Income Portfolio	27

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $564,499,350 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,094,450

Gross unrealized losses	(1,155,502)

Net unrealized gains	$21,938,948

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$168,364,886	$0	$168,364,886

Asset-backed securities	0	10,651,622	0	10,651,622

Corporate bonds and notes	0	233,839,230	0	233,839,230

Municipal obligations	0	39,826,860	0	39,826,860

Non-agency mortgage-backed securities	0	49,008,774	0	49,008,774

U.S. Treasury securities	39,691,516	0	0	39,691,516

Yankee corporate bonds and notes	0	36,843,894	0	36,843,894

Short-term investments

Investment companies	3,089,575	5,121,941	0	8,211,516

Total assets	$42,781,091	$543,657,207	$0	$586,438,298

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is

28	Wells Fargo Managed Fixed Income Portfolio	Notes to financial statements

responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.39% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,374,396,132	$474,065,166	$1,236,090,360	$147,108,199

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $51,699 in long futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

Notes to financial statements	Wells Fargo Managed Fixed Income Portfolio	29

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements.

30	Wells Fargo Managed Fixed Income Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Managed Fixed Income Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	31

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Managed Fixed Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, Inc. (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

36	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three-, five- and ten-year periods under review, but lower than its benchmark index for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the performance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the positive performance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The Board also took note that the Portfolio experienced a portfolio manager change during the third quarter of 2018.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to a corresponding class-specific expense group that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	37

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2019

Wells Fargo C&B Large Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Large Cap Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Large Cap Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo C&B Large Cap Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (CBEAX)	7-26-2004	-4.50	5.72	11.11	1.33	6.98	11.77	1.21	1.08

Class C (CBECX)	7-26-2004	-0.39	6.18	10.94	0.61	6.18	10.94	1.96	1.83

Class R6 (CBEJX)[4]	10-31-2016	–	–	–	1.74	7.36	12.17	0.78	0.65

Administrator Class (CBLLX)	7-26-2004	–	–	–	1.44	7.13	11.95	1.13	1.00

Institutional Class (CBLSX)	7-26-2004	–	–	–	1.64	7.36	12.24	0.88	0.75

Russell 1000® Value Index[5]	–	–	–	–	1.45	6.53	12.33	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo C&B Large Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) posted a positive return but underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2019.

∎	Sector positioning detracted from performance, particularly from underweights in utilities, consumer staples, and real estate, as well as an overweight in materials.

∎	Stock selection contributed to performance, mainly due to the Fund’s holdings in the financials and materials sectors.

Over the past year, investors were beset by increasing uncertainty, concerns about the direction of the economy, and rising oil prices. Stocks were being driven more by sentiment than underlying fundamentals. Although our commitment to investing in quality companies and bottom-up fundamental stock selection process were additive, the Fund underperformed its benchmark as investors sought the perceived safety of utilities, consumer staples, and real estate.

Ten largest holdings (%) as of May 31, 2019[7]

Fidelity National Financial Incorporated	3.53

Synchrony Financial	3.24

Chubb Limited	3.04

Arrow Electronics Incorporated	3.00

State Street Corporation	2.78

Intercontinental Exchange Incorporated	2.76

Brookfield Asset Management Incorporated Class A	2.71

JPMorgan Chase & Company	2.68

AerCap Holdings NV	2.57

Amdocs Limited	2.53

Sector positioning was the primary reason for the underperformance mainly due to the underweights in three of the best-performing sectors for the Russell 1000® Value Index—utilities, consumer staples, and real estate, as well as the overweight in materials. Offsetting that was the contribution from our underweight in energy, the worst-performing sector for the index.

The largest stock detractors from the Fund’s performance were State Street Corporation, Schlumberger Limited, and AerCap Holdings N.V. State Street experienced lower fee income, a rise in expenses, and a decline in assets under custody and administration. Schlumberger, an oil-services provider, suffered due to a decline in oil prices. AerCap Holdings, a commercial airplane leasing company, was punished for its perceived economic sensitivity despite its solid fundamentals as weakening global macroeconomic conditions could affect demand growth and airline credit quality. In each case, our ongoing research tells us that they have durable and competitively advantaged franchises that historically have sustained above-average returns on invested capital, growth, and free cash flow generation over time.

Stock selection contributed to performance particularly as a result of holdings in the financials and materials sectors. The top contributors to the Fund’s performance were: Crown Holdings, Incorporated; Gildan Activewear Incorporated; and Verizon Communications Incorporated. Crown Holdings, a leading manufacturer of beverage, food, and aerosol cans, reported solid results with strong free cash flow generation, creating confidence in its outlook and longer-term earnings power after weak performance in early 2018. Gildan Activewear, a Canadian manufacturer of branded clothing, experienced strong performance in activewear. Verizon Communications, the largest U.S. wireless telecommunication company, continued to benefit from good underlying wireless growth and solid profitability.

We took advantage of opportunities during the volatile 12-month period.

During the year, we took advantage of opportunities created by the volatile market environment. In addition to adding to existing holdings, we initiated positions in Bermuda-based specialty property and casualty and mortgage insurer Arch Capital Group Limited; semiconductor capital equipment manufacturer Applied Materials, Incorporated; the largest metals service center in North America, Reliance Steel & Aluminum Company; and American food company The Kraft Heinz Company*.

To make room for these positions, we trimmed some existing holdings and eliminated Accenture plc; Analog Devices, Incorporated; Markel Corporation; Twenty-First Century Fox, Incorporated; Ball Corporation; and Unilever N.V., all of which reached our price targets or offered significantly less appreciation potential than recently purchased stocks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	9

Sector distribution as of May 31, 2019[8]

Understanding of fundamentals and a disciplined approach continues to be imperative.

Our market outlook for the remainder of this year is somewhat guarded. Amid growing uncertainty, we see a mixed environment, likely including increasing volatility. In view of the trade war and the ongoing uncertainty of its effect, along with other economic fears, an understanding of fundamentals and a disciplined approached is imperative. We continue to assess and reassess the investment thesis of every portfolio holding, subjecting each of them to the objective scrutiny embedded in our rigorous research effort and accountability system. Given our active, disciplined, long-term, bottom-up, fundamental approach, we remain confident in our time-tested investment process and in our team’s ability to practice it successfully.

Please see footnotes on page 7.

10	Wells Fargo C&B Large Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$990.55	$5.35	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.43	1.08%
Class C

Actual	$1,000.00	$986.77	$9.05	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.18	1.83%
Class R6

Actual	$1,000.00	$992.53	$3.22	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.26	0.65%
Administrator Class

Actual	$1,000.00	$990.93	$4.95	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.02	1.00%
Institutional Class

Actual	$1,000.00	$992.21	$3.71	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.77	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Fund	11

Security name	Value

Investment Companies: 99.92%

Affiliated Master Portfolio: 99.92%

Wells Fargo C&B Large Cap Value Portfolio	$270,294,844

Total Investment Companies (Cost $223,590,685)	270,294,844

Total investments in securities (Cost $223,590,685)	99.92%	270,294,844

Other assets and liabilities, net	0.08	226,924

Total net assets	100.00%	$270,521,768

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	93%	77%	$22,450,835	$(20,286,156)	$6,073,585	$150,882	$270,294,844	99.92%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Large Cap Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $223,590,685)	$270,294,844
Receivable for Fund shares sold	454,438
Receivable from manager	34,791
Prepaid expenses and other assets	110,802

Total assets	270,894,875

Liabilities
Payable for Fund shares redeemed	313,701
Administration fees payable	33,038
Distribution fee payable	4,055
Shareholder servicing fees payable	22,313

Total liabilities	373,107

Total net assets	$270,521,768

NET ASSETS CONSIST OF
Paid-in capital	$212,055,796
Total distributable earnings	58,465,972

Total net assets	$270,521,768

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$79,171,520
Shares outstanding – Class A1	6,084,169
Net asset value per share – Class A	$13.01
Maximum offering price per share – Class A2	$13.80
Net assets – Class C	$5,097,967
Shares outstanding – Class C1	396,138
Net asset value per share – Class C	$12.87
Net assets – Class R6	$68,365,579
Shares outstanding – Class R6[1]	5,233,484
Net asset value per share – Class R6	$13.06
Net assets – Administrator Class	$9,273,799
Shares outstanding – Administrator Class[1]	711,749
Net asset value per share – Administrator Class	$13.03
Net assets – Institutional Class	$108,612,903
Shares outstanding – Institutional Class[1]	8,320,628
Net asset value per share – Institutional Class	$13.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo C&B Large Cap Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $232,604)	$6,073,585
Affiliated income allocated from affiliated Master Portfolio	150,882
Expenses allocated from affiliated Master Portfolio	(2,184,347)
Waivers allocated from affiliated Master Portfolio	87,249

Total investment income	4,127,369

Expenses
Management fee	162,402
Administration fees
Class A	172,972
Class C	19,347
Class R6	30,111
Administrator Class	13,942
Institutional Class	158,769
Shareholder servicing fees
Class A	205,919
Class C	23,031
Administrator Class	26,812
Distribution fee
Class C	69,095
Custody and accounting fees	13,737
Professional fees	28,862
Registration fees	105,746
Shareholder report expenses	45,883
Trustees’ fees and expenses	21,120
Other fees and expenses	14,899

Total expenses	1,112,647
Less: Fee waivers and/or expense reimbursements	(479,703)

Net expenses	632,944

Net investment income	3,494,425

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	22,450,835
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(20,286,156)

Net realized and unrealized gains (losses) on investments	2,164,679

Net increase in net assets resulting from operations	$5,659,104

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Large Cap Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018¹

Operations
Net investment income		$3,494,425		$3,023,151
Net realized gains on investments		22,450,835		30,034,249
Net change in unrealized gains (losses) on investments		(20,286,156)		(11,845,354)

Net increase in net assets resulting from operations		5,659,104		21,212,046

Distributions to shareholders from net investment income and net realized gains
Class A		(5,854,644)		(9,243,548)
Class C		(663,292)		(1,063,860)
Class R6		(8,273,383)		(453,208)
Administrator Class		(729,387)		(1,533,377)
Institutional Class		(9,537,075)		(27,982,031)

Total distributions to shareholders		(25,057,781)		(40,276,024)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	598,330	7,944,833	919,384	13,795,201
Class C	153,872	1,981,780	281,614	4,187,818
Class R6	709,584	9,759,366	7,863,006	110,525,989
Administrator Class	63,073	881,388	297,700	4,486,264
Institutional Class	2,556,786	34,874,000	6,201,334	92,921,657

		55,441,367		225,916,929

Reinvestment of distributions
Class A	463,313	5,752,084	629,729	9,080,968
Class C	53,533	657,661	73,825	1,051,272
Class R6	40,613	506,108	31,033	449,875
Administrator Class	45,134	561,040	87,651	1,265,630
Institutional Class	755,134	9,401,667	1,065,954	15,442,909

		16,878,560		27,290,654

Payment for shares redeemed
Class A	(1,139,570)	(15,660,154)	(1,094,969)	(16,239,579)
Class C	(613,403)	(8,120,776)	(110,207)	(1,620,229)
Class R6	(3,440,746)	(46,779,401)	(212,138)	(3,029,866)
Administrator Class	(311,921)	(4,389,568)	(257,513)	(3,725,510)
Institutional Class	(4,670,529)	(62,677,183)	(12,692,000)	(180,616,185)

		(137,627,082)		(205,231,369)

Net increase (decrease) in net assets resulting from capital share transactions		(65,307,155)		47,976,214

Total increase (decrease) in net assets		(84,705,832)		28,912,236

Net assets
Beginning of period		355,227,600		326,315,364

End of period		$270,521,768		$355,227,600

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,304,663. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.91	$14.54	$12.55	$13.07	$11.99
Net investment income	0.11	0.09 [1]	0.08	0.11 [1]	0.10
Net realized and unrealized gains (losses) on investments	0.02	0.87	2.23	(0.14)	1.07

Total from investment operations	0.13	0.96	2.31	(0.03)	1.17
Distributions to shareholders from
Net investment income	(0.12)	(0.06)	(0.08)	(0.10)	(0.09)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.03)	(1.59)	(0.32)	(0.49)	(0.09)
Net asset value, end of period	$13.01	$13.91	$14.54	$12.55	$13.07
Total return[2]	1.33%	6.29%	18.62%	(0.08)%	9.78%
Ratios to average net assets (annualized)
Gross expenses[3]	1.23%	1.21%	1.24%	1.25%	1.29%
Net expenses[3]	1.08%	1.10%	1.15%	1.15%	1.15%
Net investment income[3]	0.83%	0.58%	0.62%	0.89%	0.73%
Supplemental data
Portfolio turnover rate[4]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$79,172	$85,707	$83,016	$88,387	$27,085

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.75	$14.44	$12.48	$13.01	$11.95
Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)	0.01	(0.00)[2]
Net realized and unrealized gains (losses) on investments	0.03	0.86	2.22	(0.14)	1.07

Total from investment operations	0.04	0.84	2.20	(0.13)	1.07
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.01)	(0.01)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(0.92)	(1.53)	(0.24)	(0.40)	(0.01)
Net asset value, end of period	$12.87	$13.75	$14.44	$12.48	$13.01
Total return[3]	0.61%	5.46%	17.73%	(0.82)%	8.93%
Ratios to average net assets (annualized)
Gross expenses[4]	1.97%	1.96%	1.99%	2.00%	2.04%
Net expenses[4]	1.83%	1.85%	1.90%	1.90%	1.90%
Net investment income (loss) [4]	0.07%	(0.16)%	(0.13)%	0.11%	(0.02)%
Supplemental data
Portfolio turnover rate[5]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$5,098	$11,031	$8,043	$7,282	$7,654

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$13.97	$14.59	$12.73
Net investment income	0.18 [2]	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	0.00 [3]	0.85	2.06

Total from investment operations	0.18	1.03	2.22
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.12)
Net realized gains	(0.91)	(1.53)	(0.24)

Total distributions to shareholders	(1.09)	(1.65)	(0.36)
Net asset value, end of period	$13.06	$13.97	$14.59
Total return[4]	1.74%	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[5]	0.79%	0.77%	0.81%
Net expenses[5]	0.65%	0.65%	0.70%
Net investment income[5]	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[6]	47%	42%	89%
Net assets, end of period (000s omitted)	$68,366	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[6]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.92	$14.56	$12.54	$13.07	$12.00
Net investment income	0.12 [1]	0.10 [1]	0.10 [1]	0.13 [1]	0.13
Net realized and unrealized gains (losses) on investments	0.02	0.87	2.24	(0.15)	1.06

Total from investment operations	0.14	0.97	2.34	(0.02)	1.19
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.08)	(0.12)	(0.12)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.03)	(1.61)	(0.32)	(0.51)	(0.12)
Net asset value, end of period	$13.03	$13.92	$14.56	$12.54	$13.07
Total return	1.44%	6.36%	18.82%	0.11%	9.93%
Ratios to average net assets (annualized)
Gross expenses[2]	1.15%	1.13%	1.16%	1.16%	1.13%
Net expenses[2]	1.00%	1.00%	1.00%	0.98%	0.95%
Net investment income[2]	0.90%	0.69%	0.77%	1.03%	0.92%
Supplemental data
Portfolio turnover rate[3]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$9,274	$12,742	$11,467	$23,210	$55,705

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.96	$14.58	$12.58	$13.11	$12.03
Net investment income	0.14	0.13 [1]	0.14	0.16	0.15
Net realized and unrealized gains (losses) on investments	0.02	0.89	2.22	(0.14)	1.08

Total from investment operations	0.16	1.02	2.36	0.02	1.23
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	(0.12)	(0.16)	(0.15)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.07)	(1.64)	(0.36)	(0.55)	(0.15)
Net asset value, end of period	$13.05	$13.96	$14.58	$12.58	$13.11
Total return	1.64%	6.68%	19.05%	0.33%	10.15%
Ratios to average net assets (annualized)
Gross expenses[2]	0.90%	0.88%	0.91%	0.92%	0.86%
Net expenses[2]	0.75%	0.77%	0.80%	0.77%	0.70%
Net investment income[2]	1.17%	0.87%	0.96%	1.25%	1.18%
Supplemental data
Portfolio turnover rate[3]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$108,613	$135,082	$220,257	$133,632	$132,768

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 77% of Wells Fargo C&B Large Cap Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $225,754,002 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$44,540,842

Gross unrealized losses	0

Net unrealized gains	$44,540,842

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$270,294,844

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

22	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,621 from the sale of Class A shares, and $29 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $143,545,693 and $172,356,302, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$8,378,114	$9,020,097

Long-term capital gain	16,679,667	31,255,927

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,772,703	$12,152,427	$44,540,842

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	23

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$403,349	$8,840,199

Class C	0	1,063,860

Class R6	36,739	416,469

Administrator Class	86,666	1,446,711

Institutional Class	2,028,817	25,953,214

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo C&B Large Cap Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	25

Security name	Shares	Value

Common Stocks: 95.94%

Communication Services: 4.55%

Diversified Telecommunication Services: 2.51%

Verizon Communications Incorporated	161,700	$8,788,395

Media: 2.04%

Omnicom Group Incorporated	92,600	7,163,536

Consumer Discretionary: 7.75%

Hotels, Restaurants & Leisure: 2.36%

Carnival Corporation	161,600	8,272,304

Household Durables: 1.48%

Whirlpool Corporation	45,200	5,192,576

Textiles, Apparel & Luxury Goods: 3.91%

Gildan Activewear Incorporated	220,086	7,936,301

HanesBrands Incorporated	389,900	5,790,015

		13,726,316

Consumer Staples: 2.49%

Beverages: 0.41%

Diageo plc ADR	8,580	1,441,955

Tobacco: 2.08%

Philip Morris International Incorporated	94,500	7,288,785

Energy: 4.71%

Energy Equipment & Services: 1.16%

Schlumberger Limited	117,700	4,083,013

Oil, Gas & Consumable Fuels: 3.55%

Exxon Mobil Corporation	117,200	8,294,244

World Fuel Services Corporation	142,600	4,155,364

		12,449,608

Financials: 28.81%

Banks: 5.20%

JPMorgan Chase & Company	88,900	9,419,844

PNC Financial Services Group Incorporated	69,200	8,806,392

		18,226,236

Capital Markets: 8.25%

Brookfield Asset Management Incorporated Class A	207,500	9,513,875

Intercontinental Exchange Incorporated	117,900	9,692,559

State Street Corporation	176,300	9,740,575

		28,947,009

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Consumer Finance: 3.24%

Synchrony Financial	338,000	$11,366,940

Diversified Financial Services: 1.97%

Berkshire Hathaway Incorporated Class B †	35,000	6,909,700

Insurance: 10.15%

Arch Capital Group Limited †	252,900	8,707,347

Chubb Limited	73,000	10,663,110

Fidelity National Financial Incorporated	321,400	12,389,970

The Progressive Corporation	48,800	3,868,864

		35,629,291

Health Care: 13.02%

Health Care Equipment & Supplies: 4.02%

Becton Dickinson & Company	24,800	5,789,312

Medtronic plc	90,000	8,332,200

		14,121,512

Health Care Providers & Services: 4.39%

Laboratory Corporation of America Holdings †	42,300	6,878,403

UnitedHealth Group Incorporated	35,200	8,511,360

		15,389,763

Pharmaceuticals: 4.61%

Allergan plc	65,400	7,972,914

Johnson & Johnson	62,700	8,223,105

		16,196,019

Industrials: 16.48%

Air Freight & Logistics: 2.03%

United Parcel Service Incorporated Class B	76,600	7,117,672

Building Products: 2.05%

Johnson Controls International plc	186,500	7,183,980

Electrical Equipment: 4.14%

AMETEK Incorporated	75,600	6,190,884

Eaton Corporation plc	112,100	8,350,329

		14,541,213

Industrial Conglomerates: 1.47%

3M Company	32,300	5,159,925

Machinery: 4.22%

Colfax Corporation †	297,477	7,466,673

Snap-on Incorporated	47,000	7,328,240

		14,794,913

Trading Companies & Distributors: 2.57%

AerCap Holdings NV †	201,500	9,031,230

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	27

Security name		Shares	Value

Information Technology: 10.83%

Electronic Equipment, Instruments & Components: 4.82%

Arrow Electronics Incorporated †		167,800	$10,514,348

TE Connectivity Limited		75,900	6,393,057

			16,907,405

IT Services: 4.79%

Alliance Data Systems Corporation		26,700	3,671,250

Amdocs Limited		149,300	8,871,406

Leidos Holdings Incorporated		56,840	4,281,757

			16,824,413

Semiconductors & Semiconductor Equipment: 1.22%

Applied Materials Incorporated		110,700	4,282,983

Materials: 5.46%

Chemicals: 1.67%

Axalta Coating Systems Limited †		249,000	5,853,990

Containers & Packaging: 2.15%

Crown Holdings Incorporated †		136,110	7,544,577

Metals & Mining: 1.64%

Reliance Steel & Aluminum Company		69,100	5,753,957

Real Estate: 1.84%

Real Estate Management & Development: 1.84%

CBRE Group Incorporated Class A †		141,600	6,471,120

Total Common Stocks (Cost $280,431,435)			336,660,336

	Yield
Short-Term Investments: 3.38%

Investment Companies: 3.38%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%	11,857,445	11,857,445

Total Short-Term Investments (Cost $11,857,445)			11,857,445

Total investments in securities (Cost $292,288,880)	99.32%	348,517,781

Other assets and liabilities, net	0.68	2,377,295

Total net assets	100.00%	$350,895,076

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	10,765,440	41,129,061	51,894,501	0	$2,788	$(49)	$61,028	$0
Wells Fargo Government Money Market Fund Select Class	11,494,258	159,702,909	159,339,722	11,857,445	0	0	190,959	11,857,445

					$2,788	$(49)	$251,987	$11,857,445	3.38%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	29

Assets
Investments in unaffiliated securities, at value (cost $280,431,435)	$336,660,336
Investments in affiliated securities, at value (cost $11,857,445)	11,857,445
Receivable for investments sold	1,606,725
Receivable for dividends	724,058
Receivable for dividends tax reclaim	245,897
Prepaid expenses and other assets	28,795

Total assets	351,123,256

Liabilities
Advisory fee payable	203,220
Custodian and accounting fees payable	24,960

Total liabilities	228,180

Total net assets	$350,895,076

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo C&B Large Cap Value Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $300,486)	$7,665,759
Income from affiliated securities	200,411

Total investment income	7,866,170

Expenses
Advisory fee	2,670,020
Custody and accounting fees	22,752
Professional fees	39,017
Shareholder report expenses	1,064
Trustees’ fees and expenses	21,000
Other fees and expenses	9,129

Total expenses	2,762,982
Less: Fee waivers and/or expense reimbursements	(110,776)

Net expenses	2,652,206

Net investment income	5,213,964

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	23,336,840
Affiliated securities	2,788

Net realized gains on investments	23,339,628

Net change in unrealized gains (losses) on:
Unaffiliated securities	(19,831,968)
Affiliated securities	(49)

Net change in unrealized gains (losses) on investments	(19,832,017)

Net realized and unrealized gains (losses) on investments	3,507,611

Net increase in net assets resulting from operations	$8,721,575

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo C&B Large Cap Value Portfolio	31

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$5,213,964	$4,162,366
Net realized gains on investments	23,339,628	34,247,156
Net change in unrealized gains (losses) on investments	(19,832,017)	(13,968,164)

Net increase in net assets resulting from operations	8,721,575	24,441,358

Capital transactions
Transactions in investors’ beneficial interests
Contributions	105,704,905	67,670,834
Withdrawals	(145,734,521)	(73,762,455)

Net decrease in net assets resulting from capital transactions	(40,029,616)	(6,091,621)

Total increase (decrease) in net assets	(31,308,041)	18,349,737

Net assets
Beginning of period	382,203,117	363,853,380

End of period	$350,895,076	$382,203,117

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo C&B Large Cap Value Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	1.80%	6.65%	19.17%	0.35%	10.29%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.67%	0.68%	0.68%	0.68%
Net expenses	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	1.27%	1.02%	1.09%	1.33%	1.20%
Supplemental data
Portfolio turnover rate	47%	42%	89%	29%	35%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	33

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

34	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $296,233,310 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$70,332,959

Gross unrealized losses	(18,048,488)

Net unrealized gains	$52,284,471

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$15,951,931	$0	$0	$15,951,931

Consumer discretionary	27,191,196	0	0	27,191,196

Consumer staples	8,730,740	0	0	8,730,740

Energy	16,532,621	0	0	16,532,621

Financials	101,079,176	0	0	101,079,176

Health care	45,707,294	0	0	45,707,294

Industrials	57,828,933	0	0	57,828,933

Information technology	38,014,801	0	0	38,014,801

Materials	19,152,524	0	0	19,152,524

Real estate	6,471,120	0	0	6,471,120

Short-term investments

Investment companies	11,857,445	0	0	11,857,445

Total assets	$348,517,781	$0	$0	$348,517,781

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is also a subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

36	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $62,835,601 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $186,350,121 and $223,751,874, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo C&B Large Cap Value Portfolio	37

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

38	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 65.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $16,679,667 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $7,415,167 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $140,112 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $4,736,778 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

40	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

42	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund and Wells Fargo C&B Large Cap Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Large Cap Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	43

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark index, the Russell 1000® Value Index, for the ten-year period under review, but lower than its benchmark index for the one-, three- and five-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance. The Board also took note of the Gateway Fund’s outperformance relative to the Universe over the long-term.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

44	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class except the Administrator Class. However, the Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class, including for the Administrator Class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	45

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403194 07-19 A280/AR280 05-19

Annual Report

May 31, 2019

Wells Fargo Emerging Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Growth Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Growth Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Emerging Growth Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WEMAX)	3-31-2008	-6.54	9.96	14.74	-0.84	11.27	15.42	1.36	1.28

Class C (WEMCX)	3-31-2008	-2.55	10.43	14.56	-1.55	10.43	14.56	2.11	2.03

Class R6 (WEGRX)[4]	7-31-2018	–	–	–	-0.22	11.81	15.98	0.93	0.85

Administrator Class (WFGDX)	1-31-2007	–	–	–	-0.75	11.42	15.60	1.28	1.20

Institutional Class (WEMIX)	3-31-2008	–	–	–	-0.42	11.76	15.95	1.03	0.90

Russell 2000® Growth Index[5]	–	–	–	–	-6.88	8.32	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Emerging Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2019.

∎	Relative performance contributions came from the information technology (IT), consumer discretionary, and financials sectors.

∎	The health care and industrials sectors served as detractors during the period.

Equity markets demonstrated strong consistency and low volatility during the period.

U.S. stocks rallied earlier in the 12-month period on the backdrop of solid economic conditions but have been plagued by a series of negative events, which include tariff and trade tensions with China, fears of weaker economic growth, and a flattening yield curve, which has stifled investor sentiment in recent months. As the ongoing trade dispute between the U.S. and China lingers and with the durability of economic conditions in question, a more dovish Federal Reserve could mollify investor trepidation regarding future interest rate hikes. While a cautious lens is warranted, most economic indicators are not signaling a recession. Rather, the economy stands on solid footing with unemployment still meandering on a 50-year low. This backdrop, along with accommodative fiscal and monetary policy, steady wage inflation, and lower energy prices is fostering a healthy landscape for the consumer.

Notable strength from the IT sector, particularly within the software-as-a-service area, aided relative performance as companies such as Q2 Holdings, Incorporated, and Five9, Incorporated, have delivered accelerating billings growth and other strong growth metrics while generating market share penetration and margin expansion within their respective markets. Strength within the consumer discretionary sector also boosted the portfolio’s relative returns as companies like Planet Fitness, Incorporated, and Ollie’s Bargain Outlet Holdings, Incorporated, captured strong sales trends and benefited from their well-executed store-expansion strategies. We believe Ollie’s represents a unique growth opportunity as a retailer of closeout inventory offering a wide array of merchandise at prices well below department stores and mass-market retailers. Elsewhere within consumer discretionary, Chegg, Incorporated, rallied sharply after its student-learning platform generated strong subscriber growth. Going forward, we believe the company has the propensity to expand its presence outside the U.S. college student market into areas overseas.

Ten largest holdings (%) as of May 31, 2019[7]

InterXion Holding NV	3.08

Q2 Holdings Incorporated	2.89

ASGN Incorporated	2.75

MasTec Incorporated	2.68

Kinsale Capital Group Incorporated	2.61

Rapid7 Incorporated	2.59

Envestnet Incorporated	2.55

Novanta Incorporated	2.35

Codexis Incorporated	2.21

Mercury Computer Systems Incorporated	2.19

Holdings within the industrials sector hindered relative performance. Consumer-directed benefits market provider WageWorks, Incorporated, delayed a regulatory filing after concluding material weakness in its internal financial reporting controls. We believe the issue is tied to a previous acquisition from 2016. Due to the remaining uncertainty, we exited our position based on the potential risk that remains given that there are a number of unknowns at this point with limited visibility to the nature and scope of the underlying issues. Other weakness in the portfolio came mainly from stocks within the health care sector. Biotech holding Ligand Pharmaceuticals Incorporated* was pressured by negative third-party reports calling its pipeline into question. Additionally, the company announced the sale of its largest royalty-generating asset, exacerbating negative sentiment. Other weakness came from medical technology holding AxoGen, Incorporated, which offers nerve-repair solutions. During the period, the company issued disappointing guidance citing higher costs associated with an increase in sales representatives. The company also delayed a key study, which was expected to conclude in 2018, until 2020 or later.

IT remains the largest sector weight in the portfolio. We remain diversified within the sector with exposure to electronic equipment instruments, software, semiconductors, and data centers. We continue to witness strong revenue, cash flow, and earnings growth from our technology companies, particularly within the software industry. Next-generation cloud platforms continue to garner a disproportionate share of new business at the expense of legacy solutions. Software holdings such as Five9; Q2 Holdings; and Envestnet, Incorporated, have delivered strong growth metrics while generating market share

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	9

penetration and margin expansion within their respective industry verticals. The economy has witnessed favorable unemployment trends and, with strength from the consumer over the past few years, we remain underweight the consumer discretionary sector mainly due to changing spending patterns and the e-commerce effect on many brick and mortar retailers. However, we do find opportunities in companies whose business models are resistant to internet and e-commerce competition in industries like discount fitness centers, off-price retailers, as well as select companies with unique concepts in the fast-casual restaurant space.

Sector distribution as of May 31, 2019[8]

Growth stocks are the core of our investment focus.

The market volatility in late 2018 enabled us to opportunistically add to positions in stocks with strong secular drivers whose absolute and relative valuations were trading at attractive levels. We continue to take advantage of the widening and narrowing of the valuation gap of our stocks and seek out additional opportunities to upgrade the portfolio. We believe the economic outlook for equites remains attractive given the strong labor market, low interest rate environment, and reasonable valuations. We remain comfortable with our positioning and are positive on market segments that have been productive for the portfolio: software as a service (SaaS), cloud services, online retail, digital payments, and the internet of things, as well as our most recent addition to the acronym, innovation (SCODIi). We continue to witness a scarcity of growth stock opportunities within the investing universe, which could favor the companies that we currently own and those that we are seeking to add. Going forward, given the favorable economic backdrop currently in the market, the faster-growing stocks emphasized in our investment process should augur well for the future of the portfolio.

Please see footnotes on page 7.

10	Wells Fargo Emerging Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,003.94	$6.39	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C

Actual	$1,000.00	$1,000.26	$10.11	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.18	2.03%
Class R6

Actual	$1,000.00	$1,007.73	$4.26	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Administrator Class

Actual	$1,000.00	$1,003.95	$5.99	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$1,005.69	$4.50	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Fund	11

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolio: 99.95%

Wells Fargo Emerging Growth Portfolio	$748,894,497

Total Investment Companies (Cost $531,396,231)	748,894,497

Total investments in securities (Cost $531,396,231)	99.95%	748,894,497

Other assets and liabilities, net	0.05	409,363

Total net assets	100.00%	$749,303,860

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	93%	91%	$97,676,529	$(97,747,120)	$863,685	$708,730	$318,659	$748,894,497	99.95%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Growth Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $531,396,231)	$748,894,497
Receivable for Fund shares sold	948,682
Receivable from manager	41,299
Prepaid expenses and other assets	55,399

Total assets	749,939,877

Liabilities
Payable for Fund shares redeemed	369,605
Administration fees payable	101,707
Custodian and accounting fees payable	52,967
Shareholder report expenses payable	52,952
Shareholder servicing fees payable	39,956
Distribution fee payable	1,214
Accrued expenses and other liabilities	17,616

Total liabilities	636,017

Total net assets	$749,303,860

NET ASSETS CONSIST OF
Paid-in capital	$519,498,936
Total distributable earnings	229,804,924

Total net assets	$749,303,860

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$145,898,070
Shares outstanding – Class A1	10,798,968
Net asset value per share – Class A	$13.51
Maximum offering price per share – Class A2	$14.33
Net assets – Class C	$1,760,837
Shares outstanding – Class C1	152,030
Net asset value per share – Class C	$11.58
Net assets – Class R6	$22,408
Shares outstanding – Class R6[1]	1,508
Net asset value per share – Class R6	$14.86
Net assets – Administrator Class	$23,549,445
Shares outstanding – Administrator Class[1]	1,679,646
Net asset value per share – Administrator Class	$14.02
Net assets – Institutional Class	$578,073,100
Shares outstanding – Institutional Class[1]	38,985,343
Net asset value per share – Institutional Class	$14.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Emerging Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio	$863,685
Securities lending income allocated from affiliated Master Portfolio	708,730
Affiliated income allocated from affiliated Master Portfolio	318,659
Expenses allocated from affiliated Master Portfolio	(6,472,704)

Total investment income	(4,581,630)

Expenses
Management fee	401,662
Administration fees
Class A	320,362
Class C	7,467
Class R6	31 [1]
Administrator Class	55,179
Institutional Class	786,066
Shareholder servicing fees
Class A	381,384
Class C	8,889
Administrator Class	105,490
Distribution fee
Class C	26,667
Custody and accounting fees	28,182
Professional fees	27,524
Registration fees	72,522
Shareholder report expenses	103,015
Trustees’ fees and expenses	20,930
Other fees and expenses	20,439

Total expenses	2,365,809
Less: Fee waivers and/or expense reimbursements	(844,005)

Net expenses	1,521,804

Net investment loss	(6,103,434)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	97,676,529
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(97,747,120)

Net realized and unrealized gains (losses) on investments	(70,591)

Net decrease in net assets resulting from operations	$(6,174,025)

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Growth Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment loss		$(6,103,434)		$(5,006,023)
Net realized gains on investments		97,676,529		111,281,986
Net change in unrealized gains (losses) on investments		(97,747,120)		111,090,852

Net increase (decrease) in net assets resulting from operations		(6,174,025)		217,366,815

Distributions to shareholders from net investment income and net realized gains
Class A		(28,101,143)		(16,172,743)
Class C		(901,234)		(446,164)
Class R6		(42,849)[2]		N/A
Administrator Class		(8,840,125)		(5,883,416)
Institutional Class		(102,793,991)		(62,422,402)

Total distributions to shareholders		(140,679,342)		(84,924,725)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	862,093	13,135,712	304,935	4,820,337
Class C	77,032	1,001,064	26,206	364,560
Class R6	14,756 [2]	297,716 [2]	N/A	N/A
Administrator Class	429,821	7,044,106	418,055	6,747,014
Institutional Class	9,474,160	157,333,266	5,505,435	91,822,139

		178,811,864		103,754,050

Reinvestment of distributions
Class A	2,156,211	27,319,193	1,097,179	15,689,654
Class C	82,682	901,234	34,857	446,164
Class R6	2,781 [2]	38,603 [2]	N/A	N/A
Administrator Class	670,663	8,812,510	398,600	5,863,399
Institutional Class	7,302,150	101,353,848	3,940,125	60,402,110

		138,425,388		82,401,327

Payment for shares redeemed
Class A	(1,230,646)	(18,738,814)	(1,293,442)	(20,049,449)
Class C	(283,432)	(3,327,781)	(35,973)	(509,745)
Class R6	(16,029)[2]	(224,477)[2]	N/A	N/A
Administrator Class	(2,404,440)	(34,455,016)	(1,240,005)	(19,665,862)
Institutional Class	(10,946,323)	(181,113,056)	(10,895,635)	(180,356,163)

		(237,859,144)		(220,581,219)

Net increase (decrease) in net assets resulting from capital share transactions		79,378,108		(34,425,842)

Total increase (decrease) in net assets		(67,475,259)		98,016,248

Net assets
Beginning of period		816,779,119		718,762,871

End of period		$749,303,860		$816,779,119

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $1,472,576. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.04	$14.57	$12.55	$16.70	$14.61
Net investment loss	(0.16)[1]	(0.15)	(0.10)[1]	(0.13)[1]	(0.22)
Net realized and unrealized gains (losses) on investments	(0.19)	4.57	2.96	(2.28)	3.51

Total from investment operations	(0.35)	4.42	2.86	(2.41)	3.29
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$13.51	$17.04	$14.57	$12.55	$16.70
Total return[2]	(0.84)%	32.91%	23.39%	(14.94)%	23.32%
Ratios to average net assets (annualized)
Gross expenses[3]	1.35%	1.36%	1.36%	1.35%	1.39%
Net expenses[3]	1.29%	1.35%	1.35%	1.35%	1.37%
Net investment loss[3]	(1.06)%	(1.01)%	(0.72)%	(0.92)%	(1.20)%
Supplemental data
Portfolio turnover rate[4]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$145,898	$153,526	$129,724	$127,154	$131,638

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.19	$13.28	$11.58	$15.67	$13.88
Net investment loss	(0.25)[1]	(0.25)[1]	(0.19)[1]	(0.21)	(0.33)
Net realized and unrealized gains (losses) on investments	(0.18)	4.11	2.73	(2.14)	3.32

Total from investment operations	(0.43)	3.86	2.54	(2.35)	2.99
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$11.58	$15.19	$13.28	$11.58	$15.67
Total return[2]	(1.55)%	31.82%	22.56%	(15.59)%	22.35%
Ratios to average net assets (annualized)
Gross expenses[3]	2.10%	2.11%	2.11%	2.10%	2.14%
Net expenses[3]	2.04%	2.10%	2.10%	2.10%	2.12%
Net investment loss[3]	(1.78)%	(1.76)%	(1.46)%	(1.70)%	(1.95)%
Supplemental data
Portfolio turnover rate[4]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$1,761	$4,190	$3,328	$3,815	$5,101

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	17

(For a share outstanding throughout the period)

CLASS R6	Year ended May 31, 2019[1]
Net asset value, beginning of period	$18.70
Net investment loss	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(0.59)

Total from investment operations	(0.66)
Distributions to shareholders from
Net realized gains	(3.18)
Net asset value, end of period	$14.86
Total return[3]	(2.35)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.92%
Net expenses[4]	0.85%
Net investment loss[4]	(0.51)%
Supplemental data
Portfolio turnover rate[5]	71%
Net assets, end of period (000s omitted)	$22

[1]	For the period from July, 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratio includes net expenses allocated from the affiliated Master Portfolio in the amount of 0.81%.

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.54	$14.93	$12.82	$17.00	$14.83
Net investment loss	(0.15)[1]	(0.14)[1]	(0.07)[1]	(0.12)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	(0.19)	4.70	3.02	(2.32)	3.53

Total from investment operations	(0.34)	4.56	2.95	(2.44)	3.37
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$14.02	$17.54	$14.93	$12.82	$17.00
Total return	(0.75)%	33.06%	23.60%	(14.80)%	23.45%
Ratios to average net assets (annualized)
Gross expenses[2]	1.27%	1.28%	1.26%	1.23%	1.21%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.94)%	(0.86)%	(0.48)%	(0.80)%	(1.03)%
Supplemental data
Portfolio turnover rate[3]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$23,549	$52,335	$50,865	$99,792	$159,813

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.30	$15.46	$13.20	$17.40	$15.11
Net investment loss	(0.13)	(0.09)	(0.04)[1]	(0.07)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.16)	4.88	3.14	(2.39)	3.61

Total from investment operations	(0.29)	4.79	3.10	(2.46)	3.49
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$14.83	$18.30	$15.46	$13.20	$17.40
Total return	(0.42)%	33.44%	24.08%	(14.62)%	23.89%
Ratios to average net assets (annualized)
Gross expenses[2]	1.02%	1.03%	1.03%	1.01%	0.96%
Net expenses[2]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[2]	(0.67)%	(0.56)%	(0.24)%	(0.50)%	(0.73)%
Supplemental data
Portfolio turnover rate[3]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$578,073	$606,729	$534,846	$583,843	$723,946

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 91% of Wells Fargo Emerging Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $530,124,897 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$218,769,600

Gross unrealized losses	0

Net unrealized gains	$218,769,600

Notes to financial statements	Wells Fargo Emerging Growth Fund	21

As of May 31, 2019, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses	Late-year ordinary losses deferred
Short-term

$(24,372,603)	$(2,341,222)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$748,894,497

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

22	Wells Fargo Emerging Growth Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2018, the Fund’s expenses were capped at 1.35% for Class A shares and 2.10% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $3,144 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $563,678,269 and $615,266,379, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Emerging Growth Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$14,567,564	$114,038

Long-term capital gain	126,111,778	84,810,687

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred

$37,749,149	$218,769,600	$(2,341,222)	$(24,372,603)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net realized gains

Class A	$16,172,743

Class C	446,164

Administrator Class	5,883,416

Institutional Class	62,422,402

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Emerging Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	25

Security name	Shares	Value

Common Stocks: 99.51%

Communication Services: 0.70%

Entertainment: 0.19%

SciPlay Corporation Class A †	95,634	$1,530,144

Media: 0.51%

Nexstar Media Group Incorporated Class A	42,200	4,226,330

Consumer Discretionary: 13.30%

Auto Components: 0.81%

Fox Factory Holding Corporation †	98,500	6,601,470

Diversified Consumer Services: 2.06%

Chegg Incorporated †	299,114	11,204,810

Grand Canyon Education Incorporated †	47,360	5,676,570

		16,881,380

Hotels, Restaurants & Leisure: 4.56%

Dine Brands Global Incorporated	38,500	3,635,170

Eldorado Resorts Incorporated †	126,300	6,210,171

Planet Fitness Incorporated Class A †	197,660	15,115,060

Wingstop Incorporated	155,918	12,423,546

		37,383,947

Internet & Direct Marketing Retail: 0.24%

Farfetch Limited Class A «†	97,822	1,961,331

Leisure Products: 0.87%

Mastercraft Boat Holdings Incorporated †	134,816	2,677,446

Yeti Holdings Incorporated «†	187,148	4,476,580

		7,154,026

Multiline Retail: 2.15%

Ollie’s Bargain Outlet Holdings Incorporated †	178,660	17,637,315

Specialty Retail: 2.19%

Five Below Incorporated †	55,697	7,169,875

Lithia Motors Incorporated Class A	94,780	10,819,137

		17,989,012

Textiles, Apparel & Luxury Goods: 0.42%

Deckers Outdoor Corporation †	22,500	3,422,250

Consumer Staples: 3.42%

Beverages: 0.69%

Boston Beer Company Incorporated †	18,000	5,657,400

Food & Staples Retailing: 0.84%

The Chef’s Warehouse Incorporated †	218,000	6,904,060

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Food Products: 1.14%

Freshpet Incorporated †	200,812	$9,331,734

Personal Products: 0.75%

Inter Parfums Incorporated	94,300	6,108,754

Energy: 1.01%

Energy Equipment & Services: 0.47%

Cactus Incorporated Class A †	119,199	3,879,927

Oil, Gas & Consumable Fuels: 0.54%

Matador Resources Company †	141,236	2,321,920

PDC Energy Incorporated †	67,290	2,053,691

		4,375,611

Financials: 7.73%

Capital Markets: 1.96%

Stifel Financial Corporation	300,000	16,089,000

Insurance: 3.73%

Goosehead Insurance Incorporated Class A	101,163	3,705,601

Kinsale Capital Group Incorporated	255,179	21,381,448

Trupanion Incorporated «†	185,300	5,434,849

		30,521,898

Thrifts & Mortgage Finance: 2.04%

LendingTree Incorporated †	44,532	16,732,454

Health Care: 21.93%

Biotechnology: 3.84%

Audentes Therapeutics Incorporated †	34,342	1,206,091

CareDx Incorporated †	337,926	10,685,220

Natera Incorporated †	150,427	3,444,778

Repligen Corporation †	231,840	16,105,925

		31,442,014

Health Care Equipment & Supplies: 8.49%

Axogen Incorporated †	159,377	3,335,761

Glaukos Corporation †	88,739	5,721,891

Inogen Incorporated †	52,750	3,400,793

iRhythm Technologies Incorporated †	134,262	9,191,577

Merit Medical Systems Incorporated †	290,900	15,019,167

Neuronetics Incorporated †	186,718	2,150,991

Orthopediatrics Corporation †	85,101	3,306,174

Shockwave Medical Incorporated «†	61,908	3,701,479

SI-BONE Incorporated †	257,997	4,331,770

Silk Road Medical Incorporated †	38,433	1,639,552

STAAR Surgical Company †	122,300	2,833,691

Tactile Systems Technology Class I †	110,773	5,320,427

Tandem Diabetes Care Incorporated †	77,900	5,340,824

Vapotherm Incorporated †	254,808	4,285,871

		69,579,968

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	27

Security name	Shares	Value

Health Care Providers & Services: 3.22%

Amedisys Incorporated †	128,800	$14,465,528

BioTelemetry Incorporated †	48,200	2,306,852

HealthEquity Incorporated †	146,912	9,602,168

		26,374,548

Health Care Technology: 3.32%

Tabula Rasa Healthcare Incorporated «†	152,900	6,906,493

Teladoc Incorporated «†	204,679	11,895,943

Vocera Communications Incorporated †	259,000	8,381,240

		27,183,676

Life Sciences Tools & Services: 2.64%

Codexis Incorporated †	999,938	18,098,878

Neogenomics Incorporated †	165,354	3,589,835

		21,688,713

Pharmaceuticals: 0.42%

MyoKardia Incorporated †	74,400	3,465,552

Industrials: 17.82%

Aerospace & Defense: 2.40%

Kratos Defense & Security Solutions Incorporated †	79,100	1,744,155

Mercury Computer Systems Incorporated †	260,745	17,928,826

		19,672,981

Airlines: 1.94%

SkyWest Incorporated	271,030	15,914,882

Commercial Services & Supplies: 3.10%

Advanced Disposal Services Incorporated †	344,402	11,069,080

Casella Waste Systems Incorporated Class A †	369,600	14,310,912

		25,379,992

Construction & Engineering: 2.82%

Granite Construction Incorporated	28,450	1,143,406

MasTec Incorporated †	472,500	21,966,525

		23,109,931

Electrical Equipment: 0.28%

Bloom Energy Corporation Class A «†	215,501	2,327,411

Machinery: 3.13%

Milacron Holdings Corporation †	502,858	5,772,810

RBC Bearings Incorporated †	17,500	2,490,250

Rexnord Corporation †	661,910	17,414,852

		25,677,912

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Professional Services: 3.52%

ASGN Incorporated †	445,043	$22,577,031

Korn/Ferry International	145,600	6,272,448

		28,849,479

Trading Companies & Distributors: 0.63%

SiteOne Landscape Supply Incorporated «†	79,100	5,131,217

Information Technology: 31.74%

Electronic Equipment, Instruments & Components: 2.77%

nLight Incorporated «†	184,261	3,443,838

Novanta Incorporated †	240,920	19,278,418

		22,722,256

IT Services: 5.21%

Endava plc Sponsored ADR †	146,882	5,499,262

EVO Payments Incorporated Class A †	272,277	8,015,835

InterXion Holding NV †	342,920	25,276,633

Wix.com Limited †	28,310	3,888,095

		42,679,825

Semiconductors & Semiconductor Equipment: 2.88%

Diodes Incorporated †	217,031	6,712,769

Monolithic Power Systems Incorporated	32,180	3,747,361

Semtech Corporation †	182,100	7,253,043

Silicon Laboratories Incorporated †	62,500	5,848,125

		23,561,298

Software: 20.88%

Altair Engineering Incorporated Class A †	272,253	10,375,562

Anaplan Incorporated †	188,556	8,204,072

BlackLine Incorporated †	133,623	6,869,558

Cision Limited †	601,050	6,599,529

Envestnet Incorporated †	312,992	20,942,295

Everbridge Incorporated †	39,100	3,074,824

Five9 Incorporated †	307,760	15,803,476

ForeScout Technologies Incorporated †	65,700	2,110,284

Globant SA †	73,100	6,786,604

Proofpoint Incorporated †	35,230	3,958,443

Q2 Holdings Incorporated †	323,543	23,696,289

Rapid7 Incorporated †	406,136	21,220,606

RealPage Incorporated †	148,500	8,660,520

SailPoint Technologies Holdings Incorporated †	265,847	4,670,932

Shotspotter Incorporated †	233,743	10,752,178

SPS Commerce Incorporated †	60,448	6,161,465

Talend SA ADR †	240,818	11,231,752

		171,118,389

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	29

Security name		Shares	Value

Materials: 1.86%

Chemicals: 1.37%

Ingevity Corporation †		56,400	$4,946,280

PQ Group Holdings Incorporated †		413,820	6,269,373

			11,215,653

Metals & Mining: 0.49%

Mayville Engineering Company Incorporated †		247,645	4,036,612

Total Common Stocks (Cost $564,606,267)			815,520,352

	Yield
Short-Term Investments: 6.28%

Investment Companies: 6.28%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%	41,141,098	41,145,212

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30	10,281,602	10,281,602

Total Short-Term Investments (Cost $51,425,748)			51,426,814

Total investments in securities (Cost $616,032,015)	105.79%	866,947,166

Other assets and liabilities, net	(5.79)	(47,456,752)

Total net assets	100.00%	$819,490,414

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	46,370,791	419,624,074	424,853,767	41,141,098	$12,866	$(1,227)	$988,961	$41,145,212
Wells Fargo Government Money Market Fund Select Class	2,952,741	413,296,407	405,967,546	10,281,602	0	0	352,764	10,281,602

					$12,866	$(1,227)	$1,341,725	$51,426,814	6.28%

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Emerging Growth Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $39,310,167 of securities loaned), at value (cost $564,606,267)	$815,520,352
Investments in affiliated securities, at value (cost $51,425,748)	51,426,814
Receivable for investments sold	888,099
Receivable for dividends	100,819
Receivable for securities lending income, net	98,935

Total assets	868,035,019

Liabilities
Payable upon receipt of securities loaned	41,123,073
Payable for investments purchased	6,715,452
Advisory fee payable	602,803
Accrued expenses and other liabilities	103,277

Total liabilities	48,544,605

Total net assets	$819,490,414

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Emerging Growth Portfolio	31

Investment income
Dividends	$963,041
Securities lending income from affiliates, net	782,643
Income from affiliated securities	352,764

Total investment income	2,098,448

Expenses
Advisory fee	7,007,473
Custody and accounting fees	52,011
Professional fees	43,115
Shareholder report expenses	4,536
Trustees’ fees and expenses	20,983
Other fees and expenses	29,429

Net expenses	7,157,547

Net investment loss	(5,059,099)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	101,579,794
Affiliated securities	12,866

Net realized gains on investments	101,592,660

Net change in unrealized gains (losses) on:
Unaffiliated securities	(103,570,324)
Affiliated securities	(1,227)

Net change in unrealized gains (losses) on investments	(103,571,551)

Net realized and unrealized gains (losses) on investments	(1,978,891)

Net decrease in net assets resulting from operations	$(7,037,990)

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Emerging Growth Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment loss	$(5,059,099)	$(3,833,027)
Net realized gains on investments	101,592,660	122,582,157
Net change in unrealized gains (losses) on investments	(103,571,551)	120,331,062

Net increase (decrease) in net assets resulting from operations	(7,037,990)	239,080,192

Capital transactions
Transactions in investors’ beneficial interests
Contributions	113,603,214	20,933,192
Withdrawals	(166,578,053)	(175,150,153)

Net decrease in net assets resulting from capital transactions	(52,974,839)	(154,216,961)

Total increase (decrease) in net assets	(60,012,829)	84,863,231

Net assets
Beginning of period	879,503,243	794,640,012

End of period	$819,490,414	$879,503,243

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Portfolio	33

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(0.28)%	33.60%	23.97%	(14.47)%	24.02%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.80%	0.80%
Net expenses	0.81%	0.81%	0.81%	0.80%	0.80%
Net investment loss	(0.57)%	(0.47)%	(0.15)%	(0.40)%	(0.63)%
Supplemental data
Portfolio turnover rate	71%	47%	115%	66%	56%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	35

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $617,386,850 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$280,994,400

Gross unrealized losses	(31,434,084)

Net unrealized gains	$249,560,316

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$5,756,474	$0	$0	$5,756,474

Consumer discretionary	109,030,731	0	0	109,030,731

Consumer staples	28,001,948	0	0	28,001,948

Energy	8,255,538	0	0	8,255,538

Financials	63,343,352	0	0	63,343,352

Health care	179,734,471	0	0	179,734,471

Industrials	146,063,805	0	0	146,063,805

Information technology	260,081,768	0	0	260,081,768

Materials	15,252,265	0	0	15,252,265

Short-term investments

Investment companies	10,281,602	41,145,212	0	51,426,814

Total assets	$825,801,954	$41,145,212	$0	$866,947,166

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	37

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $616,814,437 and $673,265,596, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

38	Wells Fargo Emerging Growth Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Emerging Growth Fund	39

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $126,111,778 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $821,264 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $14,567,564 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Emerging Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Emerging Growth Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42	Wells Fargo Emerging Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	43

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Growth Fund and Wells Fargo Emerging Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

44	Wells Fargo Emerging Growth Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo Emerging Growth Fund	45

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

46	Wells Fargo Emerging Growth Fund	Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403196 07-19 A282/AR282 05-19

Annual Report

May 31, 2019

Wells Fargo Index Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Index Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Index Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

David Neal, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFILX)[4]	11-4-1998	-2.61	7.86	12.71	3.32	9.15	13.38	0.63	0.45

Class C (WFINX)[4]	4-30-1999	1.54	8.33	12.53	2.54	8.33	12.53	1.38	1.20

Administrator Class (WFIOX)[4]	2-14-1985	–	–	–	3.52	9.40	13.68	0.40	0.25

S&P 500 Index[5]	–	–	–	–	3.78	9.66	13.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	For the 12-month period that ended May 31, 2019, the Fund underperformed its S&P 500 Index benchmark.

∎	The energy, materials, financials, and industrials sectors declined.

∎	The real estate, utilities, and consumer staples sectors posted the highest returns in the S&P 500 Index.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Ten largest holdings (%) as of May 31, 2019[7]

Microsoft Corporation	4.04

Apple Incorporated	3.34

Amazon.com Incorporated	3.12

Facebook Incorporated Class A	1.80

Berkshire Hathaway Incorporated Class B	1.63

Johnson & Johnson	1.49

JPMorgan Chase & Company	1.48

Alphabet Incorporated Class C	1.44

Alphabet Incorporated Class A	1.41

Exxon Mobil Corporation	1.28

Despite weakness in the fourth quarter of 2018 and a weak May 2019, the S&P 500 Index delivered a positive return over the period.

The period began with reports of solid economic growth and strong corporate profit growth. Later reports signaled that growth was slowing. As the Federal Open Market Committee (FOMC) raised the federal funds target rate throughout the first half of 2018, concerns began to surface that the rate was rising too quickly. The FOMC took a dovish pivot later during the reporting period, holding rates steady since December. Tensions with China rose throughout the period, and what market participants seemed to largely ignore initially was taken more seriously as tensions escalated with each passing month.

Sector distribution as of May 31, 2019[8]

The real estate, utilities, and consumer staples sectors were the top performers within the S&P 500 Index.

Real estate, utilities, and consumer staples are relatively interest rate dependent or are viewed as proxies for fixed-income securities. The pause in hikes to the U.S. federal funds rate since December and the fact that many market participants now expect rates to move in the opposite direction are favorable conditions for these sectors. Strength was broad among real estate investment trusts in the real estate sector and among utilities. Within consumer staples, household products companies, soft drink companies, and discount retailers were particularly strong.

Energy, materials, financials, and industrials declined for the period.

Energy companies were under pressure over much of the period as the price for a barrel of West Texas Intermediate crude oil fell from a high of around $75.00 in October 2018 to a low of around $42.50 in January 2019 before finishing the period around $53.50. Nearly every company in the sector finished the period lower than it began. Materials weakness was broad and led by metals and mining companies. Financials weakness was most concentrated among capital markets companies and banks. Industrials weakness was driven by the airfreight and logistics industry, including notable detractors FedEx Corporation and United Parcel Service, Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	9

The economy is likely to present continued opportunities for growth, but with elevated risks.

We expect the U.S. economy to maintain the trend established over the past several years with steady growth, low unemployment, high consumer confidence, and growth in personal incomes. Corporate fundamentals have deteriorated somewhat as the earnings outlook has weakened. However, investment spending and corporate balance sheets remain healthy. We believe the largest source of risk to earnings is linked to uncertainty regarding trade disputes, which have the potential to result in higher input costs, higher labor costs, and profit-margin compression. The risk of slow economic growth for several quarters or an economic downturn has increased. However, the combination of weak core inflation and slower economic growth will likely keep the FOMC on hold in 2019 with a bias toward loosening monetary policy.

10	Wells Fargo Index Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,005.30	$2.25	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.27	0.45%
Class C

Actual	$1,000.00	$1,001.47	$5.98	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.03	1.20%
Administrator Class

Actual	$1,000.00	$1,006.17	$1.25	0.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Index Fund	11

Security name	Value

Investment Companies: 100.09%

Affiliated Master Portfolio: 100.09%

Wells Fargo Index Portfolio	$1,157,587,475

Total Investment Companies (Cost $210,203,507)	1,157,587,475

Total investments in securities (Cost $210,203,507)	100.09%	1,157,587,475

Other assets and liabilities, net	(0.09)	(996,708)

Total net assets	100.00%	$1,156,590,767

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	97%	97%	$306,741,725	$(284,064,839)	$26,960,730	$1,079,067	$49,485	$1,157,587,475	100.09%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $210,203,507)	$1,157,587,475
Receivable for Fund shares sold	481,931
Receivable from manager	165,862
Prepaid expenses and other assets	185,112

Total assets	1,158,420,380

Liabilities
Payable for Fund shares redeemed	1,275,885
Shareholder servicing fees payable	207,153
Administration fees payable	194,588
Distribution fee payable	13,628
Accrued expenses and other liabilities	138,359

Total liabilities	1,829,613

Total net assets	$1,156,590,767

NET ASSETS CONSIST OF
Paid-in capital	$(5,230,480)
Total distributable earnings	1,161,821,247

Total net assets	$1,156,590,767

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$676,511,407
Shares outstanding – Class A1	13,673,192
Net asset value per share – Class A	$49.48
Maximum offering price per share – Class A2	$52.50
Net assets – Class C	$19,145,683
Shares outstanding – Class C1	382,727
Net asset value per share – Class C	$50.02
Net assets – Administrator Class	$460,933,677
Shares outstanding – Administrator Class[1]	9,174,186
Net asset value per share – Administrator Class	$50.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Index Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $15,537)	$26,960,730
Affiliated income allocated from affiliated Master Portfolio	1,079,067
Interest allocated from affiliated Master Portfolio	49,485
Expenses allocated from affiliated Master Portfolio	(1,551,650)

Total investment income	26,537,632

Expenses
Management fee	714,769
Administration fees
Class A	1,475,634
Class C	105,083
Administrator Class	879,861
Shareholder servicing fees
Class A	1,756,707
Class C	125,100
Administrator Class	658,783
Distribution fee
Class C	375,281
Custody and accounting fees	75,029
Professional fees	32,467
Registration fees	86,724
Shareholder report expenses	97,432
Trustees’ fees and expenses	20,505
Other fees and expenses	82,259

Total expenses	6,485,634
Less: Fee waivers and/or expense reimbursements	(2,579,567)

Net expenses	3,906,067

Net investment income	22,631,565

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	306,741,725
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(284,064,839)

Net realized and unrealized gains (losses) on investments	22,676,886

Net increase in net assets resulting from operations	$45,308,451

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$22,631,565		$28,480,595
Net realized gains on investments		306,741,725		342,171,321
Net change in unrealized gains (losses) on investments		(284,064,839)		(126,133,995)

Net increase in net assets resulting from operations		45,308,451		244,517,921

Distributions to shareholders from net investment income and net realized gains
Class A		(163,505,563)		(123,045,671)
Class C		(13,933,913)		(11,221,352)
Administrator Class		(171,863,037)		(188,746,345)

Total distributions to shareholders		(349,302,513)		(323,013,368)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,215,528	63,105,358	473,086	31,179,127
Class C	101,602	5,479,223	87,293	5,748,674
Administrator Class	1,223,311	69,577,734	1,710,651	115,109,719

		138,162,315		152,037,520

Reinvestment of distributions
Class A	3,265,381	156,770,222	1,867,730	117,353,642
Class C	255,848	12,342,496	157,810	9,921,751
Administrator Class	2,487,498	121,257,092	1,928,218	122,530,422

		290,369,810		249,805,815

Payment for shares redeemed
Class A	(1,902,710)	(106,045,189)	(1,478,098)	(97,820,940)
Class C	(1,013,120)	(51,601,044)	(215,384)	(14,322,037)
Administrator Class	(7,480,787)	(408,288,013)	(7,771,521)	(516,434,208)

		(565,934,246)		(628,577,185)

Net decrease in net assets resulting from capital share transactions		(137,402,121)		(226,733,850)

Total decrease in net assets		(441,396,183)		(305,229,297)

Net assets
Beginning of period		1,597,986,950		1,903,216,247

End of period		$1,156,590,767		$1,597,986,950

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $10,188,054. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.35	$66.85	$62.85	$67.32	$62.14
Net investment income	0.82	0.99 [1]	1.05	0.81	1.00
Net realized and unrealized gains (losses) on investments	0.54	7.99	9.09	(0.17)	5.91

Total from investment operations	1.36	8.98	10.14	0.64	6.91
Distributions to shareholders from
Net investment income	(0.90)	(1.02)	(1.16)	(1.08)	(0.96)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(15.23)	(12.48)	(6.14)	(5.11)	(1.73)
Net asset value, end of period	$49.48	$63.35	$66.85	$62.85	$67.32
Total return[2]	3.32%	13.87%	16.94%	1.24%	11.21%
Ratios to average net assets (annualized)
Gross expenses[3]	0.65%	0.63%	0.62%	0.63%	0.68%
Net expenses[3]	0.45%	0.45%	0.45%	0.48%	0.56%
Net investment income[3]	1.51%	1.49%	1.68%	1.78%	1.50%
Supplemental data
Portfolio turnover rate[4]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$676,511	$702,866	$684,004	$639,496	$445,088

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.67	$67.11	$63.12	$67.55	$62.37
Net investment income	0.46 [1]	0.50 [1]	0.66	0.62 [1]	0.50
Net realized and unrealized gains (losses) on investments	0.52	8.00	9.02	(0.45)	5.94

Total from investment operations	0.98	8.50	9.68	0.17	6.44
Distributions to shareholders from
Net investment income	(0.30)	(0.48)	(0.71)	(0.57)	(0.49)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(14.63)	(11.94)	(5.69)	(4.60)	(1.26)
Net asset value, end of period	$50.02	$63.67	$67.11	$63.12	$67.55
Total return[2]	2.54%	13.02%	16.07%	0.48%	10.38%
Ratios to average net assets (annualized)
Gross expenses[3]	1.39%	1.38%	1.37%	1.38%	1.43%
Net expenses[3]	1.20%	1.20%	1.20%	1.24%	1.31%
Net investment income[3]	0.77%	0.72%	0.93%	0.99%	0.75%
Supplemental data
Portfolio turnover rate[4]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$19,146	$66,117	$67,691	$79,858	$83,718

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$64.04	$67.43	$63.33	$67.80	$62.56
Net investment income	1.02 [1]	1.26	1.41	1.31	1.27
Net realized and unrealized gains (losses) on investments	0.48	7.94	8.94	(0.51)	5.90

Total from investment operations	1.50	9.20	10.35	0.80	7.17
Distributions to shareholders from
Net investment income	(0.97)	(1.13)	(1.27)	(1.24)	(1.16)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(15.30)	(12.59)	(6.25)	(5.27)	(1.93)
Net asset value, end of period	$50.24	$64.04	$67.43	$63.33	$67.80
Total return	3.52%	14.10%	17.18%	1.49%	11.56%
Ratios to average net assets (annualized)
Gross expenses[2]	0.41%	0.40%	0.39%	0.40%	0.37%
Net expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[2]	1.72%	1.70%	1.88%	1.97%	1.81%
Supplemental data
Portfolio turnover rate[3]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$460,934	$829,004	$1,151,522	$1,502,276	$1,832,814

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 97% of Wells Fargo Index Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Index Fund	19

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $215,793,647 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$941,793,828

Gross unrealized losses	0

Net unrealized gains	$941,793,828

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,157,587,475

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

20	Wells Fargo Index Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $10,524 from the sale of Class A shares and $92 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $48,714,178 and $495,402,094 respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$26,860,120	$34,215,926

Long-term capital gain	322,442,393	288,797,442

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$7,451,967	$212,591,329	$941,793,828

Notes to financial statements	Wells Fargo Index Fund	21

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$11,646,335	$111,399,336

Class C	516,619	10,704,733

Administrator Class	18,709,889	170,036,456

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

22	Wells Fargo Index Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	23

Security name	Shares	Value

Common Stocks: 97.56%

Communication Services: 10.14%

Diversified Telecommunication Services: 1.95%

AT&T Incorporated	370,412	$11,327,188

CenturyLink Incorporated	48,356	505,320

Verizon Communications Incorporated	210,108	11,419,370

		23,251,878

Entertainment: 1.97%

Activision Blizzard Incorporated	38,840	1,684,491

Electronic Arts Incorporated †	15,234	1,417,981

Netflix Incorporated †	22,201	7,621,159

Take-Two Interactive Software Incorporated †	5,754	622,295

The Walt Disney Company	88,795	11,724,492

Viacom Incorporated Class B	17,982	522,017

		23,592,435

Interactive Media & Services: 4.78%

Alphabet Incorporated Class A †	15,222	16,843,143

Alphabet Incorporated Class C †	15,630	17,249,737

Facebook Incorporated Class A †	121,301	21,527,288

TripAdvisor Incorporated †	5,226	220,903

Twitter Incorporated †	37,042	1,349,810

		57,190,881

Media: 1.44%

CBS Corporation Class B	17,679	853,542

Charter Communications Incorporated Class A †	8,823	3,324,506

Comcast Corporation Class A	229,659	9,416,019

Discovery Communications Incorporated Class A †	7,984	217,644

Discovery Communications Incorporated Class C †	18,328	469,930

DISH Network Corporation Class A †	11,667	421,295

Fox Corporation Class A	17,940	632,026

Fox Corporation Class B	8,256	286,566

Interpublic Group of Companies Incorporated	19,572	415,318

News Corporation Class A	19,593	223,164

News Corporation Class B	6,294	73,325

Omnicom Group Incorporated	11,374	879,893

		17,213,228

Consumer Discretionary: 9.93%

Auto Components: 0.10%

Aptiv plc	13,222	846,737

BorgWarner Incorporated	10,561	374,704

		1,221,441

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Automobiles: 0.37%

Ford Motor Company	198,702	$1,891,643

General Motors Company	66,653	2,222,211

Harley-Davidson Incorporated	8,113	265,457

		4,379,311

Distributors: 0.10%

Genuine Parts Company	7,421	733,937

LKQ Corporation †	16,006	410,554

		1,144,491

Diversified Consumer Services: 0.02%

H&R Block Incorporated	10,451	274,339

Hotels, Restaurants & Leisure: 1.90%

Carnival Corporation	20,360	1,042,228

Chipotle Mexican Grill Incorporated †	1,238	817,043

Darden Restaurants Incorporated	6,280	730,490

Hilton Worldwide Holdings Incorporated	14,891	1,331,851

Marriott International Incorporated Class A	14,336	1,789,706

McDonald’s Corporation	38,915	7,715,677

MGM Resorts International	25,936	643,732

Norwegian Cruise Line Holdings Limited †	11,067	605,476

Royal Caribbean Cruises Limited	8,722	1,061,991

Starbucks Corporation	63,236	4,809,730

Wynn Resorts Limited	4,926	528,708

Yum! Brands Incorporated	15,581	1,594,715

		22,671,347

Household Durables: 0.30%

D.R. Horton Incorporated	17,279	738,850

Garmin Limited	6,166	471,576

Leggett & Platt Incorporated	6,665	236,674

Lennar Corporation Class A	14,540	722,056

Mohawk Industries Incorporated †	3,125	423,594

Newell Rubbermaid Incorporated	19,779	265,434

Pulte Group Incorporated	12,965	401,915

Whirlpool Corporation	3,235	371,637

		3,631,736

Internet & Direct Marketing Retail: 3.62%

Amazon.com Incorporated †	20,981	37,242,744

Booking Holdings Incorporated †	2,289	3,791,088

eBay Incorporated	43,729	1,571,183

Expedia Group Incorporated	5,945	683,675

		43,288,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	25

Security name	Shares	Value

Leisure Products: 0.06%

Hasbro Incorporated	5,887	$560,089

Mattel Incorporated †«	17,563	172,996

		733,085

Multiline Retail: 0.50%

Dollar General Corporation	13,367	1,701,352

Dollar Tree Incorporated †	12,100	1,229,239

Kohl’s Corporation	8,397	414,140

Macy’s Incorporated	15,636	321,633

Nordstrom Incorporated	5,449	170,554

Target Corporation	26,535	2,134,741

		5,971,659

Specialty Retail: 2.27%

Advance Auto Parts Incorporated	3,644	564,820

AutoZone Incorporated †	1,269	1,303,403

Best Buy Company Incorporated	11,905	746,086

CarMax Incorporated †	8,649	677,044

Foot Locker Incorporated	5,740	225,869

L Brands Incorporated	11,612	260,806

Lowe’s Companies Incorporated	40,730	3,799,294

O’Reilly Automotive Incorporated †	3,985	1,479,909

Ross Stores Incorporated	18,844	1,752,304

The Gap Incorporated	10,861	202,883

The Home Depot Incorporated	57,435	10,904,035

The TJX Companies Incorporated	62,927	3,164,599

Tiffany & Company	5,516	491,531

Tractor Supply Company	6,167	621,510

ULTA Beauty Incorporated †	2,865	955,134

		27,149,227

Textiles, Apparel & Luxury Goods: 0.69%

Capri Holdings Limited †	7,761	252,077

HanesBrands Incorporated	18,378	272,913

Nike Incorporated Class B	64,007	4,937,500

PVH Corporation	3,851	328,067

Ralph Lauren Corporation	2,682	281,959

Tapestry Incorporated	14,745	421,117

Under Armour Incorporated Class A †	9,549	217,717

Under Armour Incorporated Class C †	9,790	198,052

VF Corporation	16,495	1,350,611

		8,260,013

Consumer Staples: 7.23%

Beverages: 1.88%

Brown-Forman Corporation Class B	8,456	422,631

Constellation Brands Incorporated Class A	8,469	1,494,355

Molson Coors Brewing Company Class B	9,542	524,619

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Beverages (continued)

Monster Beverage Corporation †	19,885	$1,230,086

PepsiCo Incorporated	71,427	9,142,656

The Coca-Cola Company	195,656	9,612,579

		22,426,926

Food & Staples Retailing: 1.45%

Costco Wholesale Corporation	22,398	5,366,113

Sysco Corporation	24,020	1,653,056

The Kroger Company	40,564	925,265

Wal-Mart Stores Incorporated	72,387	7,342,937

Walgreens Boots Alliance Incorporated	40,777	2,011,937

		17,299,308

Food Products: 1.14%

Archer Daniels Midland Company	28,480	1,091,354

Campbell Soup Company «	9,796	355,693

ConAgra Foods Incorporated	24,693	661,032

General Mills Incorporated	30,344	1,500,207

Hormel Foods Corporation «	13,864	547,489

Kellogg Company	12,765	670,928

Lamb Weston Holdings Incorporated	7,449	441,353

McCormick & Company Incorporated	6,234	972,753

Mondelez International Incorporated Class A	73,434	3,734,119

The Hershey Company	7,070	932,957

The J.M. Smucker Company	5,784	703,103

The Kraft Heinz Company	31,623	874,376

Tyson Foods Incorporated Class A	15,013	1,139,337

		13,624,701

Household Products: 1.70%

Church & Dwight Company Incorporated	12,504	930,423

Colgate-Palmolive Company	43,815	3,050,400

Kimberly-Clark Corporation	17,514	2,239,865

The Clorox Company	6,517	969,795

The Procter & Gamble Company	127,202	13,090,358

		20,280,841

Personal Products: 0.16%

Coty Incorporated Class A	15,280	188,555

The Estee Lauder Companies Incorporated Class A	11,098	1,787,111

		1,975,666

Tobacco: 0.90%

Altria Group Incorporated	95,312	4,676,007

Philip Morris International Incorporated	79,046	6,096,818

		10,772,825

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	27

Security name	Shares	Value

Energy: 4.81%

Energy Equipment & Services: 0.42%

Baker Hughes Incorporated	26,105	$558,908

Halliburton Company	44,368	944,595

Helmerich & Payne Incorporated	5,563	272,086

National Oilwell Varco Incorporated	19,497	406,512

Schlumberger Limited	70,475	2,444,778

TechnipFMC plc	21,635	450,008

		5,076,887

Oil, Gas & Consumable Fuels: 4.39%

Anadarko Petroleum Corporation	25,403	1,787,609

Apache Corporation	19,089	497,650

Cabot Oil & Gas Corporation	21,528	538,631

Chevron Corporation	96,616	10,999,732

Cimarex Energy Company	5,159	295,043

Concho Resources Incorporated	10,200	999,702

ConocoPhillips	57,683	3,400,990

Devon Energy Corporation	21,115	531,253

Diamondback Energy Incorporated	7,857	770,457

EOG Resources Incorporated	29,495	2,415,051

Exxon Mobil Corporation	215,446	15,247,113

Hess Corporation	12,943	722,996

HollyFrontier Corporation	7,989	303,422

Kinder Morgan Incorporated	98,990	1,974,851

Marathon Oil Corporation	41,620	547,303

Marathon Petroleum Corporation	34,253	1,575,295

Noble Energy Incorporated	24,590	526,226

Occidental Petroleum Corporation	38,113	1,896,884

ONEOK Incorporated	20,930	1,331,567

Phillips 66	21,332	1,723,626

Pioneer Natural Resources Company	8,561	1,215,320

The Williams Companies Incorporated	61,577	1,624,401

Valero Energy Corporation	21,235	1,494,944

		52,420,066

Financials: 12.84%

Banks: 5.37%

Bank of America Corporation	456,756	12,149,710

BB&T Corporation	38,831	1,815,349

Citigroup Incorporated	119,572	7,431,400

Citizens Financial Group Incorporated	23,410	762,698

Comerica Incorporated	8,085	556,410

Fifth Third Bancorp	39,141	1,037,237

First Republic Bank	8,379	812,931

Huntington Bancshares Incorporated	53,229	673,347

JPMorgan Chase & Company	166,491	17,641,386

KeyCorp	51,296	819,197

M&T Bank Corporation	7,044	1,124,222

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Banks (continued)

People’s United Financial Incorporated	19,994	$307,308

PNC Financial Services Group Incorporated	23,066	2,935,379

Regions Financial Corporation	51,750	715,703

SunTrust Banks Incorporated	22,539	1,352,565

SVB Financial Group †	2,676	538,946

US Bancorp	76,506	3,840,601

Wells Fargo & Company (l)	208,199	9,237,790

Zions Bancorporation	9,466	407,701

		64,159,880

Capital Markets: 2.63%

Affiliated Managers Group Incorporated	2,647	221,872

Ameriprise Financial Incorporated	6,890	952,405

Bank of New York Mellon Corporation	44,668	1,906,877

BlackRock Incorporated	6,188	2,571,485

CBOE Holdings Incorporated	5,705	619,221

CME Group Incorporated	18,192	3,495,047

E*TRADE Financial Corporation	12,525	561,120

Franklin Resources Incorporated	15,027	478,159

Intercontinental Exchange Incorporated	28,907	2,376,444

Invesco Limited	20,191	394,532

Moody’s Corporation	8,450	1,545,336

Morgan Stanley	66,036	2,687,005

MSCI Incorporated	4,288	943,403

Northern Trust Corporation	11,106	949,785

Raymond James Financial Incorporated	6,454	532,971

S&P Global Incorporated	12,641	2,703,657

State Street Corporation	19,254	1,063,784

T. Rowe Price Group Incorporated	12,014	1,215,096

The Charles Schwab Corporation	60,321	2,509,957

The Goldman Sachs Group Incorporated	17,415	3,178,063

The NASDAQ OMX Group Incorporated	5,888	533,688

		31,439,907

Consumer Finance: 0.71%

American Express Company	35,165	4,033,777

Capital One Financial Corporation	23,791	2,042,933

Discover Financial Services	16,698	1,244,836

Synchrony Financial	33,208	1,116,785

		8,438,331

Diversified Financial Services: 1.65%

Berkshire Hathaway Incorporated Class B †	98,878	19,520,495

Jefferies Financial Group Incorporated	13,373	236,301

		19,756,796

Insurance: 2.48%

AFLAC Incorporated	38,153	1,957,249

American International Group Incorporated	44,212	2,257,907

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	29

Security name	Shares	Value

Insurance (continued)

Aon plc	12,204	$2,197,574

Arthur J. Gallagher & Company	9,359	788,028

Assurant Incorporated	3,137	313,575

Chubb Limited	23,308	3,404,600

Cincinnati Financial Corporation	7,705	756,939

Everest Reinsurance Group Limited	2,068	512,161

Lincoln National Corporation	10,388	617,567

Loews Corporation	13,930	715,445

Marsh & McLennan Companies Incorporated	25,684	2,455,390

MetLife Incorporated	48,676	2,249,318

Principal Financial Group Incorporated	13,161	678,713

Prudential Financial Incorporated	20,797	1,921,227

The Allstate Corporation	16,880	1,612,209

The Hartford Financial Services Group Incorporated	18,279	962,572

The Progressive Corporation	29,690	2,353,823

The Travelers Companies Incorporated	13,393	1,949,619

Torchmark Corporation	5,157	440,975

Unum Group	10,913	343,650

Willis Towers Watson plc	6,565	1,152,158

		29,640,699

Health Care: 13.88%

Biotechnology: 2.17%

AbbVie Incorporated	75,006	5,753,710

Alexion Pharmaceuticals Incorporated †	11,363	1,291,746

Amgen Incorporated	31,642	5,274,721

Biogen Idec Incorporated †	10,002	2,193,339

Celgene Corporation †	35,714	3,349,616

Gilead Sciences Incorporated	64,858	4,037,411

Incyte Corporation †	9,034	710,343

Regeneron Pharmaceuticals Incorporated †	3,985	1,202,354

Vertex Pharmaceuticals Incorporated †	13,000	2,160,340

		25,973,580

Health Care Equipment & Supplies: 3.38%

Abbott Laboratories	89,307	6,798,942

ABIOMED Incorporated †	2,293	600,583

Align Technology Incorporated †	3,701	1,052,379

Baxter International Incorporated	24,238	1,780,039

Becton Dickinson & Company	13,682	3,193,926

Boston Scientific Corporation †	70,474	2,706,906

Danaher Corporation	31,948	4,217,455

Dentsply Sirona Incorporated	11,897	640,891

Edwards Lifesciences Corporation †	10,565	1,803,446

Hologic Incorporated †	13,617	599,284

IDEXX Laboratories Incorporated †	4,373	1,092,244

Intuitive Surgical Incorporated †	5,822	2,706,357

Medtronic plc	68,196	6,313,586

ResMed Incorporated	7,287	831,592

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Health Care Equipment & Supplies (continued)

Stryker Corporation	15,728	$2,881,999

Teleflex Incorporated	2,340	674,622

The Cooper Companies Incorporated	2,509	747,155

Varian Medical Systems Incorporated †	4,616	582,816

Zimmer Biomet Holdings Incorporated	10,395	1,184,302

		40,408,524

Health Care Providers & Services: 2.69%

AmerisourceBergen Corporation	7,943	618,442

Anthem Incorporated	13,069	3,632,921

Cardinal Health Incorporated	15,154	637,529

Centene Corporation †	21,009	1,213,270

Cigna Corporation	19,326	2,860,635

CVS Health Corporation	65,955	3,454,063

DaVita HealthCare Partners Incorporated †	6,431	279,234

HCA Holdings Incorporated	13,579	1,642,516

Henry Schein Incorporated	7,699	496,278

Humana Incorporated	6,893	1,687,820

Laboratory Corporation of America Holdings †	5,014	815,327

McKesson Corporation	9,754	1,191,354

Quest Diagnostics Incorporated	6,827	654,778

UnitedHealth Group Incorporated	48,791	11,797,664

Universal Health Services Incorporated Class B	4,247	507,729

WellCare Health Plans Incorporated †	2,542	702,075

		32,191,635

Health Care Technology: 0.10%

Cerner Corporation †	16,493	1,154,015

Life Sciences Tools & Services: 1.01%

Agilent Technologies Incorporated	16,150	1,082,858

Illumina Incorporated †	7,475	2,294,152

IQVIA Holdings Incorporated †	8,046	1,093,049

Mettler-Toledo International Incorporated †	1,261	911,816

PerkinElmer Incorporated	5,634	486,440

Thermo Fisher Scientific Incorporated	20,470	5,465,081

Waters Corporation †	3,636	729,782

		12,063,178

Pharmaceuticals: 4.53%

Allergan plc	15,898	1,938,125

Bristol-Myers Squibb Company	83,020	3,766,617

Eli Lilly & Company	43,917	5,091,737

Johnson & Johnson	135,417	17,759,940

Merck & Company Incorporated	131,252	10,396,471

Mylan NV †	26,219	440,479

Nektar Therapeutics †	8,853	277,276

Perrigo Company plc	6,356	267,079

Pfizer Incorporated	282,302	11,721,179

Zoetis Incorporated	24,345	2,460,062

		54,118,965

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	31

Security name	Shares	Value

Industrials: 9.11%

Aerospace & Defense: 2.55%

Arconic Incorporated	20,504	$449,038

General Dynamics Corporation	13,777	2,215,617

Harris Corporation	5,998	1,122,766

Huntington Ingalls Industries Incorporated	2,112	433,213

L-3 Technologies Incorporated	4,033	976,228

Lockheed Martin Corporation	12,500	4,231,750

Northrop Grumman Corporation	8,631	2,617,351

Raytheon Company	14,352	2,504,424

Textron Incorporated	11,933	540,565

The Boeing Company	26,718	9,127,136

TransDigm Group Incorporated †	2,475	1,091,351

United Technologies Corporation	41,218	5,205,833

		30,515,272

Air Freight & Logistics: 0.53%

C.H. Robinson Worldwide Incorporated	6,959	554,145

Expeditors International of Washington Incorporated	8,729	607,451

FedEx Corporation	12,212	1,884,067

United Parcel Service Incorporated Class B	35,390	3,288,439

		6,334,102

Airlines: 0.39%

Alaska Air Group Incorporated	6,260	364,332

American Airlines Group Incorporated	20,322	553,368

Delta Air Lines Incorporated	31,417	1,617,976

Southwest Airlines Company	25,293	1,203,947

United Continental Holdings Incorporated †	11,393	884,666

		4,624,289

Building Products: 0.29%

A.O. Smith Corporation	7,211	292,046

Allegion plc	4,803	466,131

Fortune Brands Home & Security Incorporated	7,147	343,485

Johnson Controls International plc	46,410	1,787,713

Masco Corporation	14,975	522,927

		3,412,302

Commercial Services & Supplies: 0.42%

Cintas Corporation	4,306	955,200

Copart Incorporated †	10,212	729,954

Republic Services Incorporated	10,957	926,853

Rollins Incorporated	7,495	281,587

Waste Management Incorporated	19,825	2,167,864

		5,061,458

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Construction & Engineering: 0.07%

Fluor Corporation	7,097	$196,729

Jacobs Engineering Group Incorporated	5,959	448,653

Quanta Services Incorporated	7,188	249,855

		895,237

Electrical Equipment: 0.45%

AMETEK Incorporated	11,549	945,748

Eaton Corporation plc	21,540	1,604,515

Emerson Electric Company	31,253	1,882,681

Rockwell Automation Incorporated	6,079	904,859

		5,337,803

Industrial Conglomerates: 1.40%

3M Company	29,279	4,677,320

General Electric Company	442,643	4,178,550

Honeywell International Incorporated	37,073	6,091,465

Roper Industries Incorporated	5,268	1,811,771

		16,759,106

Machinery: 1.48%

Caterpillar Incorporated	29,266	3,506,359

Cummins Incorporated	7,360	1,109,594

Deere & Company	16,195	2,270,053

Dover Corporation	7,370	658,952

Flowserve Corporation	6,660	309,357

Fortive Corporation	14,974	1,140,270

Illinois Tool Works Incorporated	15,349	2,143,334

Ingersoll-Rand plc	12,314	1,457,239

Paccar Incorporated	17,630	1,160,407

Parker-Hannifin Corporation	6,578	1,001,961

Pentair plc	8,017	279,152

Snap-on Incorporated	2,828	440,942

Stanley Black & Decker Incorporated	7,696	979,085

Wabtec Corporation «	8,064	503,032

Xylem Incorporated	9,130	677,629

		17,637,366

Professional Services: 0.31%

Equifax Incorporated	6,137	741,963

IHS Markit Limited †	18,481	1,060,625

Nielsen Holdings plc	18,074	410,822

Robert Half International Incorporated	6,055	324,911

Verisk Analytics Incorporated	8,314	1,163,960

		3,702,281

Road & Rail: 1.06%

CSX Corporation	39,400	2,934,118

J.B. Hunt Transport Services Incorporated	4,423	376,574

Kansas City Southern	5,133	581,466

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	33

Security name	Shares	Value

Road & Rail (continued)

Norfolk Southern Corporation	13,600	$2,653,904

Union Pacific Corporation	36,757	6,130,332

		12,676,394

Trading Companies & Distributors: 0.16%

Fastenal Company	29,102	890,230

United Rentals Incorporated †	4,047	445,575

W.W. Grainger Incorporated	2,293	600,055

		1,935,860

Information Technology: 20.63%

Communications Equipment: 1.20%

Arista Networks Incorporated †	2,657	649,876

Cisco Systems Incorporated	223,838	11,646,291

F5 Networks Incorporated †	3,023	399,278

Juniper Networks Incorporated	17,691	435,376

Motorola Solutions Incorporated	8,333	1,249,533

		14,380,354

Electronic Equipment, Instruments & Components: 0.44%

Amphenol Corporation Class A	15,157	1,318,659

Corning Incorporated	40,006	1,153,773

FLIR Systems Incorporated	6,888	332,897

IPG Photonics Corporation †	1,804	225,807

Keysight Technologies Incorporated †	9,547	717,266

TE Connectivity Limited	17,230	1,451,283

		5,199,685

IT Services: 5.25%

Accenture plc Class A	32,413	5,771,783

Akamai Technologies Incorporated †	8,299	625,413

Alliance Data Systems Corporation	2,318	318,725

Automatic Data Processing Incorporated	22,151	3,546,818

Broadridge Financial Solutions Incorporated	5,882	734,485

Cognizant Technology Solutions Corporation Class A	29,243	1,811,019

DXC Technology Company	13,641	648,493

Fidelity National Information Services Incorporated	16,420	1,975,326

Fiserv Incorporated †	19,912	1,709,644

FleetCor Technologies Incorporated †	4,366	1,127,345

Gartner Incorporated †	4,562	690,231

Global Payments Incorporated	8,014	1,234,477

International Business Machines Corporation	45,249	5,746,171

Jack Henry & Associates Incorporated	3,924	514,907

MasterCard Incorporated Class A	45,900	11,543,391

Paychex Incorporated	16,250	1,394,088

PayPal Holdings Incorporated †	59,656	6,547,246

Total System Services Incorporated	8,276	1,022,334

VeriSign Incorporated †	5,357	1,044,508

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

IT Services (continued)

Visa Incorporated Class A	88,994	$14,357,402

Western Union Company	22,165	430,001

		62,793,807

Semiconductors & Semiconductor Equipment: 3.46%

Advanced Micro Devices Incorporated †	44,798	1,227,913

Analog Devices Incorporated	18,728	1,809,499

Applied Materials Incorporated	48,275	1,867,760

Broadcom Incorporated	20,141	5,068,281

Intel Corporation	228,667	10,070,495

KLA-Tencor Corporation	8,400	865,788

Lam Research Corporation	7,759	1,354,799

Maxim Integrated Products Incorporated	13,902	731,106

Microchip Technology Incorporated «	12,050	964,362

Micron Technology Incorporated †	57,004	1,858,900

NVIDIA Corporation	30,814	4,174,064

Qorvo Incorporated †	6,244	382,008

QUALCOMM Incorporated	61,543	4,112,303

Skyworks Solutions Incorporated	8,851	589,742

Texas Instruments Incorporated	47,721	4,977,778

Xilinx Incorporated	12,873	1,317,037

		41,371,835

Software: 6.56%

Adobe Systems Incorporated †	24,800	6,718,320

Ansys Incorporated †	4,260	764,670

Autodesk Incorporated †	11,136	1,791,894

Cadence Design Systems Incorporated †	14,257	906,317

Citrix Systems Incorporated	6,363	598,886

Fortinet Incorporated †	7,375	534,540

Intuit Incorporated	13,174	3,225,654

Microsoft Corporation	390,123	48,250,413

Oracle Corporation	129,569	6,556,191

Red Hat Incorporated †	8,988	1,656,488

Salesforce.com Incorporated †	38,899	5,889,698

Symantec Corporation	32,503	608,781

Synopsys Incorporated †	7,611	886,225

		78,388,077

Technology Hardware, Storage & Peripherals: 3.72%

Apple Incorporated	227,778	39,877,094

Hewlett Packard Enterprise Company	70,017	960,633

HP Incorporated	77,977	1,456,610

NetApp Incorporated	12,558	743,434

Seagate Technology plc	13,037	545,598

Western Digital Corporation	14,789	550,447

Xerox Corporation	10,163	311,089

		44,444,905

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	35

Security name	Shares	Value

Materials: 2.55%

Chemicals: 1.89%

Air Products & Chemicals Incorporated	11,168	$2,273,693

Albemarle Corporation	5,377	340,364

Celanese Corporation Series A	6,514	618,374

CF Industries Holdings Incorporated	11,334	456,080

Dow Incorporated	38,217	1,787,027

DowDuPont Incorporated	114,652	3,499,179

Eastman Chemical Company	7,107	461,386

Ecolab Incorporated	12,881	2,371,263

FMC Corporation	6,847	502,912

International Flavors & Fragrances Incorporated «	5,151	697,548

Linde plc	28,020	5,059,011

LyondellBasell Industries NV Class A	15,476	1,149,093

PPG Industries Incorporated	11,995	1,255,277

The Mosaic Company	18,033	387,169

The Sherwin-Williams Company	4,149	1,740,298

		22,598,674

Construction Materials: 0.13%

Martin Marietta Materials Incorporated	3,175	668,338

Vulcan Materials Company	6,703	837,272

		1,505,610

Containers & Packaging: 0.29%

Avery Dennison Corporation	4,270	444,336

Ball Corporation	17,001	1,043,691

International Paper Company	20,352	843,997

Packaging Corporation of America	4,805	428,029

Sealed Air Corporation	7,914	331,597

WestRock Company	12,985	423,311

		3,514,961

Metals & Mining: 0.24%

Freeport-McMoRan Incorporated	73,682	715,452

Newmont Mining Corporation	41,554	1,375,022

Nucor Corporation	15,528	745,344

		2,835,818

Real Estate: 3.11%

Equity REITs: 3.05%

Alexandria Real Estate Equities Incorporated	5,732	839,222

American Tower Corporation	22,431	4,682,920

Apartment Investment & Management Company Class A	7,904	394,805

AvalonBay Communities Incorporated	7,043	1,429,799

Boston Properties Incorporated	7,857	1,027,931

Crown Castle International Corporation	21,131	2,747,241

Digital Realty Trust Incorporated	10,568	1,244,065

Duke Realty Corporation	18,267	549,654

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Equity REITs (continued)

Equinix Incorporated	4,237	$2,058,292

Equity Residential Company Limited	18,811	1,440,358

Essex Property Trust Incorporated	3,340	974,412

Extra Space Storage Incorporated	6,473	693,647

Federal Realty Investment Trust	3,781	494,290

HCP Incorporated	24,294	770,363

Host Hotels & Resorts Incorporated	37,652	681,878

Iron Mountain Incorporated	14,561	446,295

Kimco Realty Corporation	21,427	372,830

Mid-America Apartment Communities Incorporated	5,791	661,216

Prologis Incorporated	32,053	2,361,345

Public Storage Incorporated	7,631	1,815,262

Realty Income Corporation	15,447	1,082,526

Regency Centers Corporation	8,517	561,781

SBA Communications Corporation †	5,725	1,238,947

Simon Property Group Incorporated	15,710	2,546,434

SL Green Realty Corporation	4,255	365,930

The Macerich Company	5,383	195,564

UDR Incorporated	14,014	627,547

Ventas Incorporated	18,112	1,164,602

Vornado Realty Trust	8,817	583,950

Welltower Incorporated	19,646	1,595,648

Weyerhaeuser Company	37,960	865,488

		36,514,242

Real Estate Management & Development: 0.06%

CBRE Group Incorporated Class A †	15,881	725,762

Utilities: 3.33%

Electric Utilities: 2.00%

Alliant Energy Corporation	12,004	569,710

American Electric Power Company Incorporated	25,083	2,160,148

Duke Energy Corporation	36,968	3,164,830

Edison International	16,567	983,583

Entergy Corporation	9,640	935,755

Evergy Incorporated	12,948	752,797

Eversource Energy	16,118	1,190,153

Exelon Corporation	49,310	2,370,825

FirstEnergy Corporation	25,610	1,056,156

NextEra Energy Incorporated	24,314	4,819,278

Pinnacle West Capital Corporation	5,703	535,569

PPL Corporation	36,659	1,090,972

The Southern Company	52,606	2,814,421

Xcel Energy Incorporated	26,147	1,499,269

		23,943,466

Gas Utilities: 0.05%

Atmos Energy Corporation	5,944	605,099

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	37

Security name			Shares	Value

Independent Power & Renewable Electricity Producers: 0.08%

AES Corporation			33,677	$532,097

NRG Energy Incorporated			14,288	486,364

				1,018,461

Multi-Utilities: 1.11%

Ameren Corporation			12,440	912,350

CenterPoint Energy Incorporated			25,485	724,793

CMS Energy Corporation			14,411	808,601

Consolidated Edison Incorporated			16,326	1,408,934

Dominion Energy Incorporated			40,644	3,055,616

DTE Energy Company			9,251	1,160,723

NiSource Incorporated			18,941	527,507

Public Service Enterprise Group Incorporated			25,702	1,510,250

Sempra Energy			13,935	1,831,756

WEC Energy Group Incorporated			16,040	1,292,022

				13,232,552

Water Utilities: 0.09%

American Water Works Company Incorporated			9,191	1,038,767

Total Common Stocks (Cost $383,304,766)				1,166,200,036

	Yield
Short-Term Investments: 2.48%

Investment Companies: 2.29%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%		3,129,501	3,129,814

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		24,217,403	24,217,403

				27,347,217

		Maturity date	Principal
U.S. Treasury Securities: 0.19%

U.S. Treasury Bill (z)#	1.83	6-13-2019	$2,268,000	2,266,500

Total Short-Term Investments (Cost $29,613,568)				29,613,717

Total investments in securities (Cost $412,918,334)	100.04%	1,195,813,753

Other assets and liabilities, net	(0.04)	(427,221)

Total net assets	100.00%	$1,195,386,532

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 Index	41	6-20-2019	$29,747,405	$28,214,150	$0	$(1,533,255)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	308,208	890	100,899	208,199	$2,349,943	$(4,708,807)	$449,938	$9,237,790	0.77%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	6,535,529	51,479,964	54,885,992	3,129,501	141	(207)	77,452	3,129,814
Wells Fargo Government Money Market Fund Select Class	17,497,109	318,604,274	311,883,980	24,217,403	0	0	604,782	24,217,403

								27,347,217	2.29%

					$2,350,084	$(4,709,014)	$1,132,172	$36,585,007	3.06%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Index Portfolio	39

Assets
Investments in unaffiliated securities (including $3,025,927 of securities loaned), at value (cost $380,664,056)	$1,159,228,746
Investments in affiliated securities, at value (cost $32,254,278)	36,585,007
Receivable for dividends	2,448,106
Receivable for tax reclaims	624,323
Receivable for securities lending income, net	636
Prepaid expenses and other assets	186,800

Total assets	1,199,073,618

Liabilities
Payable upon receipt of securities loaned	3,127,781
Payable for daily variation margin on open futures contracts	387,450
Advisory fee payable	107,208
Accrued expenses and other liabilities	64,647

Total liabilities	3,687,086

Total net assets	$1,195,386,532

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Index Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign dividend withholding taxes of $16,043)	$27,744,211
Income from affiliated securities	1,112,974
Interest	50,937

Total investment income	28,908,122

Expenses
Advisory fee	1,354,919
Custody and accounting fees	133,001
Professional fees	60,889
Shareholder report expenses	7,142
Trustees’ fees and expenses	20,971
Other fees and expenses	19,813

Net expenses	1,596,735

Net investment income	27,311,387

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	313,083,728
Affiliated securities	2,350,084
Futures contracts	903,750

Net realized gains on investments	316,337,562

Net change in unrealized gains (losses) on:
Unaffiliated securities	(286,211,751)
Affiliated securities	(4,709,014)
Futures contracts	(2,000,615)

Net change in unrealized gains (losses) on investments	(292,921,380)

Net realized and unrealized gains (losses) on investments	23,416,182

Net increase in net assets resulting from operations	$50,727,569

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Index Portfolio	41

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$27,311,387	$34,477,983
Net realized gains on investments	316,337,562	356,446,608
Net change in unrealized gains (losses) on investments	(292,921,380)	(130,957,468)

Net increase in net assets resulting from operations	50,727,569	259,967,123

Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,884,910	15,647,891
Withdrawals	(513,193,862)	(637,181,697)

Net decrease in net assets resulting from capital transactions	(509,308,952)	(621,533,806)

Total decrease in net assets	(458,581,383)	(361,566,683)

Net assets
Beginning of period	1,653,967,915	2,015,534,598

End of period	$1,195,386,532	$1,653,967,915

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Index Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	3.67%	14.27%	17.36%	1.62%	11.69%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.10%	0.10%	0.11%	0.11%
Net expenses	0.11%	0.10%	0.10%	0.10%	0.11%
Net investment income	1.86%	1.84%	2.03%	2.12%	1.96%
Supplemental data
Portfolio turnover rate	4%	3%	9%	4%	4%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Index Portfolio	43

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management

44	Wells Fargo Index Portfolio	Notes to financial statements

receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $433,782,316 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$797,914,415

Gross unrealized losses	(37,416,233)

Net unrealized gains	$760,498,182

Notes to financial statements	Wells Fargo Index Portfolio	45

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$121,248,422	$0	$0	$121,248,422

Consumer discretionary	118,725,339	0	0	118,725,339

Consumer staples	86,380,267	0	0	86,380,267

Energy	57,496,953	0	0	57,496,953

Financials	153,435,613	0	0	153,435,613

Health care	165,909,897	0	0	165,909,897

Industrials	108,891,470	0	0	108,891,470

Information technology	246,578,663	0	0	246,578,663

Materials	30,455,063	0	0	30,455,063

Real estate	37,240,004	0	0	37,240,004

Utilities	39,838,345	0	0	39,838,345

Short-term investments

Investment companies	24,217,403	3,129,814	0	27,347,217

U.S. Treasury securities	2,266,500	0	0	2,266,500

Total assets	$1,192,683,939	$3,129,814	$0	$1,195,813,753

Liabilities

Futures contracts	$1,533,255	$0	$0	$1,533,255

Total liabilities	$1,533,255	$0	$0	$1,533,255

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

46	Wells Fargo Index Portfolio	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.100%

Next $500 million	0.100

Next $2 billion	0.075

Next $2 billion	0.075

Over $5 billion	0.050

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $50,304,857 and $511,578,610, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contracts for to gain market exposure. The Portfolio had an average notional amount of $35,004,303 in long futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Index Portfolio	47

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

48	Wells Fargo Index Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Index Fund	49

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $322,442,393 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $26,860,120 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $439,456 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $1,476,587 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50	Wells Fargo Index Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Index Fund	51

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52	Wells Fargo Index Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Index Fund	53

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Fund and Wells Fargo Index Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Index Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

54	Wells Fargo Index Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo Index Fund	55

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

56	Wells Fargo Index Fund	Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403197 07-19 A283/AR283 05-19

Annual Report

May 31, 2019

Wells Fargo International Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo International Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFFAX)	10-31-2003	-16.51	-1.74	4.02	-11.42	-0.57	4.64	1.35	1.35

Class C (WFVCX)	4-8-2005	-13.10	-1.33	3.84	-12.10	-1.33	3.84	2.10	2.10

Class R6 (WFRVX)[4]	7-31-2018	–	–	–	-11.08	-0.21	5.05	0.92	0.90

Administrator Class (WFVDX)	4-8-2005	–	–	–	-11.33	-0.49	4.80	1.27	1.25

Institutional Class (WFVIX)	8-31-2006	–	–	–	-11.13	-0.22	5.05	1.02	1.00

MSCI EAFE Value Index (Net)[5]	–	–	–	–	-8.23	-0.75	4.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The MSCI EAFE Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo International Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2019.

∎

The difficult environment for value stocks contributed to the underperformance given the Fund’s emphasis on deeper value stocks. The Fund’s underweight to utilities and overweight to consumer discretionary stocks relative to the benchmark also had a negative impact on results. While stock selection was strong in the consumer staples and financials sectors, this was offset by poor selection in the materials, industrials, and information technology (IT) sectors.

∎

From a portfolio composition perspective, changes to sector exposures during the period included an increase in consumer staples and health care stocks and a decrease in materials and consumer discretionary stocks. The Fund is overweight the industrials, consumer staples, and health care sectors relative to the value benchmark and underweight the financials, utilities, and real estate sectors.

International developed stock markets declined over the past 12 months.

International developed stock markets declined over the past 12 months, with the MSCI EAFE Index (Net)7 falling 5.75%. Value stocks trailed growth stocks in the period, as the MSCI EAFE Value Index (Net) declined 8.23%. Economically sensitive sectors including consumer discretionary, materials, and energy struggled over the past 12 months, while defensive sectors including utilities, consumer staples, and health care held up well in the down market. Emerging markets lagged developed markets over the reporting period, with the MSCI EM Index (Net)8 falling 8.70%, although value stocks held up better in emerging markets than in developed markets.

Ten largest holdings (%) as of May 31, 2019[9]

Roche Holding AG	2.55

Royal Dutch Shell plc Class B	2.16

Sanofi SA	1.79

GlaxoSmithKline plc	1.74

Total SA	1.60

Nippon Telegraph & Telephone Corporation	1.36

KDDI Corporation	1.30

BP plc	1.28

Swiss Life Holding AG	1.03

Enel SpA	0.99

The difficult environment for value stocks contributed to the underperformance given the Fund’s emphasis on deeper value stocks. The Fund’s exposure to emerging markets also had a negative impact on results, as emerging markets lagged developed markets. However, stock selection within the emerging market portion of the portfolio added value. The Fund’s underweight to utilities and overweight to consumer discretionary stocks relative to the value benchmark also had a negative impact on results. While stock selection was strong in the consumer staples and financials sectors, this was offset by poor selection in the materials, industrials, and IT sectors.

Top-contributing positions included Swiss pharmaceutical company Roche Holding Limited AG, which advanced nearly 30%, and financial holding Swiss Life Holding Limited, which was up nearly 40%. Emerging market holdings in Brazil and Russia added value, including Brazilian stocks JBS S.A., the largest meat processing company in the world; electric power company Companhia Energética de Minas Gerais SA (CEMIG)*; and Banco do Estado do Rio Grande do Sul, S.A. Russian oil and gas holdings LUKOIL PJSC and Gazprom Neft also added value. Underweights to Bayer AG and British American Tobacco plc* contributed positively in the period, as both stocks lagged. Detractors included German holdings Covestro AG in the materials sector and Leoni AG, a German manufacturing company in the consumer discretionary sector. Japanese holding Mitsubishi Gas Chemical Company, Incorporated, also detracted, while underweights to defensive stocks Novartis AG* and Nestle S.A.* in Switzerland, Commonwealth Bank of Australia*, and materials companies Rio Tinto Limited and BHP Billiton Limited* also had negative effects on results.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	9

Sector distribution as of May 31, 2019[10]

Country allocation as of May 31, 2019[10]

The most significant changes to sector exposures during the period included an increase in consumer staples and health care stocks and a decrease in materials and consumer discretionary stocks. The Fund initiated a position in Imperial Brands PLC*, a U.K.-based tobacco company and added to Korean tobacco holding KT&G Corporation. The Fund also increased its exposure to several food companies and supermarkets, including Loblaw Companies Limited, METRO AG, Tate & Lyle PLC, and Carrefour S.A. The Fund added to holdings Astellas Pharma Incorporated, Roche, Sanofi S.A., and Sawai Pharmaceutical Company Limited in the pharmaceuticals industry and is now overweight health care stocks.

The Fund reduced its overweight to the consumer discretionary sector and is now equal to the value benchmark. The Fund sold Aoyama Trading Company Limited and DCM Holdings Company Limited in Japan, Automotive Holdings Group Limited and Retail Food Group Limited in Australia, and Ceconomy AG in Germany. The Fund also reduced its exposure to the materials sector by selling Petra Diamonds Limited in the U.K., Sumitomo Osaka Cement Company Limited in Japan, and Norwegian chemical company Yara International ASA and trimming its exposure to German chemical holding BASF SE, which had done well.

The Fund is overweight the industrials, consumer staples, and health care sectors relative to the value benchmark and underweight the financials, utilities, and real estate sectors.

We believe that the Fund remains attractive based on valuation.

While the Fund has struggled given the difficult environment for deep value stocks recently, we believe it remains attractively positioned from a valuation standpoint. The Fund holds a diversified portfolio of high-quality companies that are generating strong cash flow and earnings, with many paying attractive dividends yet trading at extremely attractive prices.

Please see footnotes on page 7.

10	Wells Fargo International Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$973.31	$6.62	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.77	1.34%
Class C

Actual	$1,000.00	$969.28	$10.27	2.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.51	2.09%
Class R6

Actual	$1,000.00	$974.80	$4.43	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.53	0.90%
Administrator Class

Actual	$1,000.00	$973.82	$6.15	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class

Actual	$1,000.00	$975.03	$4.92	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.03	1.00%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo International Value Fund	11

Security name	Value

Investment Companies: 99.75%

Affiliated Master Portfolio: 99.75%

Wells Fargo International Value Portfolio	$846,306,646

Total Investment Companies (Cost $911,697,342)	846,306,646

Total investments in securities (Cost $911,697,342)	99.75%	846,306,646

Other assets and liabilities, net	0.25	2,083,567

Total net assets	100.00%	$848,390,213

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	95%	79%	$(1,507,425)	$(128,322,670)	$37,136,085	$1,334,691	$846,306,646	99.75%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $911,697,342)	$846,306,646
Receivable for Fund shares sold	10,063,771
Prepaid expenses and other assets	386,596

Total assets	856,757,013

Liabilities
Payable for Fund shares redeemed	8,200,978
Administration fees payable	106,325
Custody and accounting fee	30,560
Shareholder serving fee	15,527
Management fee payable	12,922
Distribution fee payable	488

Total liabilities	8,366,800

Total net assets	$848,390,213

NET ASSETS CONSIST OF
Paid-in capital	$900,986,185
Total distributable loss	(52,595,972)

Total net assets	$848,390,213

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$57,427,156
Shares outstanding – Class A1	4,238,135
Net asset value per share – Class A	$13.55
Maximum offering price per share – Class A2	$14.38
Net assets – Class C	$675,283
Shares outstanding – Class C1	51,152
Net asset value per share – Class C	$13.20
Net assets – Class R6	$328,788
Shares outstanding – Class R6[1]	24,557
Net asset value per share – Class R6	$13.39
Net assets – Administrator Class	$3,375,132
Shares outstanding – Administrator Class[1]	247,083
Net asset value per share – Administrator Class	$13.66
Net assets – Institutional Class	$786,583,854
Shares outstanding – Institutional Class[1]	58,735,894
Net asset value per share – Institutional Class	$13.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo International Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $5,178,150)	$37,136,085
Affiliated income allocated from affiliated Master Portfolio	1,334,691
Expenses allocated from affiliated Master Portfolio	(7,016,491)

Total investment income	31,454,285

Expenses
Management fee	441,541
Administration fees
Class A	117,503
Class C	2,121
Class R6	17 [1]
Administrator Class	5,273
Institutional Class	1,068,609
Shareholder servicing fees
Class A	139,885
Class C	2,525
Administrator Class	10,139
Distribution fee
Class C	7,573
Custody and accounting fees	26,072
Professional fees	31,123
Registration fees	104,723
Shareholder report expenses	99,819
Trustees’ fees and expenses	20,993
Other fees and expenses	16,232

Total expenses	2,094,148
Less: Fee waivers and/or expense reimbursements	(113,975)

Net expenses	1,980,173

Net investment income	29,474,112

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(1,507,425)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(128,322,670)

Net realized and unrealized gains (losses) on investments	(129,830,095)

Net decrease in net assets resulting from operations	$(100,355,983)

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$29,474,112		$19,745,024
Net realized gains (losses) on investments		(1,507,425)		14,310,484
Net change in unrealized gains (losses) on investments		(128,322,670)		21,273,653

Net increase (decrease) in net assets resulting from operations		(100,355,983)		55,329,161

Distributions to shareholders from net investment income and net realized gains
Class A		(1,313,945)		(53,028)
Class C		(14,168)		(19,938)
Class R6		(596)[2]		N/A
Administrator Class		(77,201)		(104,265)
Institutional Class		(20,194,351)		(22,325,915)

Total distributions to shareholders		(21,600,261)		(22,503,146)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,672,486	53,518,580	2,633,442	42,441,930
Class C	16,692	242,225	31,890	496,381
Class R6	24,567 [2]	344,146 [2]	N/A	N/A
Administrator Class	32,361	477,105	150,614	2,424,464
Institutional Class	18,526,386	265,263,060	18,051,179	284,422,225

		319,845,116		329,785,000

Reinvestment of distributions
Class A	100,957	1,313,445	3,299	52,993
Class C	1,114	14,168	1,271	19,890
Administrator Class	5,827	76,387	6,369	102,738
Institutional Class	1,565,162	20,081,032	1,408,571	22,297,672

		21,485,032		22,473,293

Payment for shares redeemed
Class A	(2,002,351)	(28,345,901)	(342,547)	(5,580,817)
Class C	(41,168)	(575,161)	(15,622)	(244,651)
Class R6	(10)[2]	(134)[2]	N/A	N/A
Administrator Class	(169,343)	(2,557,464)	(138,280)	(2,200,897)
Institutional Class	(14,671,752)	(210,525,992)	(14,341,542)	(228,026,971)

		(242,004,652)		(236,053,336)

Net increase in net assets resulting from capital share transactions		99,325,496		116,204,957

Total increase (decrease) in net assets		(22,630,748)		149,030,972

Net assets
Beginning of period		871,020,961		721,989,989

End of period		$848,390,213		$871,020,961

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $9,444,288. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.68	$14.88	$12.83	$14.85	$15.45
Net investment income	0.47 [1]	0.72 [1]	0.09 [1]	0.26	0.26 [1]
Net realized and unrealized gains (losses) on investments	(2.27)	0.35	2.26	(2.08)	(0.53)

Total from investment operations	(1.80)	1.07	2.35	(1.82)	(0.27)
Distributions to shareholders from
Net investment income	(0.33)	(0.27)	(0.30)	(0.20)	(0.33)
Net asset value, end of period	$13.55	$15.68	$14.88	$12.83	$14.85
Total return[2]	(11.42)%	7.12%	18.65%	(12.31)%	(1.55)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.34%	1.34%	1.39%	1.46%	1.50%
Net expenses[3]	1.33%	1.34%	1.35%	1.39%	1.49%
Net investment income[3]	3.22%	4.48%	0.69%	1.98%	1.80%
Supplemental data
Portfolio turnover rate[4]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$57,427	$38,677	$2,571	$4,981	$5,768

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.24	$14.60	$12.56	$14.54	$15.16
Net investment income	0.36	0.21	0.23	0.17	0.13
Net realized and unrealized gains (losses) on investments	(2.21)	0.73	1.97	(2.05)	(0.51)

Total from investment operations	(1.85)	0.94	2.20	(1.88)	(0.38)
Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.16)	(0.10)	(0.24)
Net asset value, end of period	$13.20	$15.24	$14.60	$12.56	$14.54
Total return[1]	(12.10)%	6.36%	17.69%	(12.95)%	(2.37)%
Ratios to average net assets (annualized)
Gross expenses[2]	2.08%	2.10%	2.16%	2.21%	2.25%
Net expenses[2]	2.08%	2.10%	2.10%	2.14%	2.24%
Net investment income[2]	1.92%	1.40%	1.57%	1.25%	1.07%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$675	$1,135	$832	$783	$920

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	17

(For a share outstanding throughout the period)

CLASS R6	Year ended May 31, 2019[1]
Net asset value, beginning of period	$15.44
Net investment income	0.51
Net realized and unrealized gains (losses) on investments	(2.19)

Total from investment operations	(1.68)
Distributions to shareholders from
Net investment income	(0.37)
Net asset value, end of period	$13.39
Total return[2]	(10.85)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.92%
Net expenses[3]	0.89%
Net investment income[3]	7.19%
Supplemental data
Portfolio turnover rate[4]	13%
Net assets, end of period (000s omitted)	$329

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio in the amount of 0.79%.

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.76	$15.04	$12.91	$14.73	$15.35
Net investment income	0.43 [1]	0.37 [1]	0.33 [1]	0.14 [1]	0.28
Net realized and unrealized gains (losses) on investments	(2.23)	0.73	2.05	(1.96)	(0.52)

Total from investment operations	(1.80)	1.10	2.38	(1.82)	(0.24)
Distributions to shareholders from
Net investment income	(0.30)	(0.38)	(0.25)	0.00	(0.38)
Net asset value, end of period	$13.66	$15.76	$15.04	$12.91	$14.73
Total return	(11.33)%	7.25%	18.66%	(12.36)%	(1.35)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.25%	1.27%	1.33%	1.36%	1.34%
Net expenses[2]	1.24%	1.25%	1.25%	1.25%	1.25%
Net investment income[2]	2.92%	2.30%	2.46%	0.99%	2.12%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$3,375	$5,961	$5,407	$11,873	$487,582

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.48	$14.80	$12.73	$14.75	$15.38
Net investment income	0.48 [1]	0.41	0.39	0.36	0.29
Net realized and unrealized gains (losses) on investments	(2.22)	0.71	1.99	(2.12)	(0.51)

Total from investment operations	(1.74)	1.12	2.38	(1.76)	(0.22)
Distributions to shareholders from
Net investment income	(0.35)	(0.44)	(0.31)	(0.26)	(0.41)
Net asset value, end of period	$13.39	$15.48	$14.80	$12.73	$14.75
Total return	(11.13)%	7.51%	19.04%	(11.98)%	(1.19)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.01%	1.02%	1.07%	1.13%	1.07%
Net expenses[2]	0.99%	1.00%	1.00%	1.00%	1.05%
Net investment income[2]	3.35%	2.43%	2.95%	2.81%	2.42%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$786,584	$825,247	$713,180	$456,239	$3,793

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 79% of Wells Fargo International Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $915,995,508 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(69,688,862)

Net unrealized losses	$(69,688,862)

Notes to financial statements	Wells Fargo International Value Fund	21

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At May 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(4,561,591)	$4,561,591

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $873,586 in short-term capital losses and $2,121,084 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo International Value Portfolio	Seek long-term capital appreciation	$846,306,646

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

22	Wells Fargo International Value Fund	Notes to financial statements

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $986 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $367,772,058 and $111,522,356, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

Notes to financial statements	Wells Fargo International Value Fund	23

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $21,600,261 and $22,503,146 of ordinary income for the years ended May 31, 2019 And May 31, 2018, respectively.

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$20,087,560	$(69,688,862)	$(2,994,670)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$53,028

Class C	19,938

Administrator Class	104,265

Institutional Class	22,325,915

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo International Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	25

Security name	Shares	Value

Common Stocks: 96.06%

Australia: 5.59%

AGL Energy Limited (Utilities, Multi-Utilities)	263,700	$3,759,185

Asaleo Care Limited (Consumer Staples, Personal Products) †	713,500	433,086

BlueScope Steel Limited (Materials, Metals & Mining)	266,242	1,946,655

Coca-Cola Amatil Limited (Consumer Staples, Beverages)	960,600	6,350,491

CSR Limited (Materials, Construction Materials)	897,866	2,485,171

Fortescue Metals Group Limited (Materials, Metals & Mining)	927,200	5,177,750

Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,226,186	3,538,519

Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	4,030,207

Macquarie Group Limited (Financials, Capital Markets)	47,800	3,989,343

Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,164,200	2,382,437

Mineral Resources Limited (Materials, Metals & Mining)	300,500	3,131,023

Mirvac Group (Real Estate, Equity REITs)	2,065,070	4,340,594

Myer Holdings Limited (Consumer Discretionary, Multiline Retail) †	1,702,400	791,240

Qantas Airways Limited (Industrials, Airlines)	1,142,785	4,399,763

Rio Tinto Limited (Materials, Metals & Mining)	134,687	9,371,269

South32 Limited (Materials, Metals & Mining)	1,583,900	3,647,856

		59,774,589

Austria: 0.81%

OMV AG (Energy, Oil, Gas & Consumable Fuels)	89,986	4,231,217

Raiffeisen Bank International AG (Financials, Banks)	111,330	2,589,431

Voestalpine AG (Materials, Metals & Mining)	69,168	1,805,824

		8,626,472

Belgium: 0.62%

Bpost SA (Industrials, Air Freight & Logistics)	68,200	670,316

UCB SA (Health Care, Pharmaceuticals)	77,200	5,905,987

		6,576,303

Brazil: 1.17%

Banco de Brasil SA (Financials, Banks)	268,900	3,553,171

Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	282,500	4,473,694

JBS SA (Consumer Staples, Food Products)	805,600	4,487,931

		12,514,796

Canada: 1.00%

Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	80,100	4,110,488

Magna International Incorporated (Consumer Discretionary, Auto Components)	90,400	3,871,897

WestJet Airlines Limited (Industrials, Airlines)	120,000	2,680,379

		10,662,764

China: 3.42%

Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	1,900,000	2,406,643

China Communications Services Corporation Limited H Shares (Industrials, Construction & Engineering)	2,836,000	2,123,505

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	6,634,000	4,417,279

China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	3,201,500	3,744,827

China Resources Cement Holdings Limited (Materials, Construction Materials)	4,106,000	3,561,531

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

China (continued)

China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	10,590,000	$5,322,321

Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	3,154,000	2,598,981

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	3,216,000	2,563,923

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	4,298,000	4,643,642

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,061,600	2,096,239

Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	1,777,300	3,124,056

		36,602,947

Denmark: 0.62%

Danske Bank AS (Financials, Banks)	150,300	2,463,251

DFDS AS (Industrials, Marine)	59,227	2,253,127

Sydbank AS (Financials, Banks)	102,782	1,927,005

		6,643,383

Finland: 0.60%

Nordea Bank AB (Financials, Banks)	203,700	1,438,466

Outokumpu Oyj (Materials, Metals & Mining) «	695,100	2,043,829

UPM-Kymmene Oyj (Materials, Paper & Forest Products)	118,000	2,955,487

		6,437,782

France: 8.99%

Air France-KLM (Industrials, Airlines) †	288,100	2,489,839

Arkema SA (Materials, Chemicals)	42,992	3,607,902

AXA SA (Financials, Insurance)	282,700	6,973,268

BNP Paribas SA (Financials, Banks) «	123,579	5,643,050

Carrefour SA (Consumer Staples, Food & Staples Retailing)	149,000	2,803,108

Compagnie de Saint-Gobain SA (Industrials, Building Products) «	152,637	5,527,354

Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components) «	32,700	3,760,846

Credit Agricole SA (Financials, Banks)	219,328	2,506,578

Engie SA (Utilities, Multi-Utilities) «	328,900	4,574,511

Natixis SA (Financials, Capital Markets) «	1,250,400	5,739,797

Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	1,459,027

Orange SA (Communication Services, Diversified Telecommunication Services) «	586,700	9,202,263

Renault SA (Consumer Discretionary, Automobiles)	55,900	3,367,233

Sanofi SA (Health Care, Pharmaceuticals)	238,389	19,238,686

SCOR SE (Financials, Insurance)	9,900	407,332

Societe Generale SA (Financials, Banks) «	63,400	1,590,781

Total SA (Energy, Oil, Gas & Consumable Fuels)	329,000	17,142,174

		96,033,749

Germany: 7.48%

Allianz AG (Financials, Insurance)	44,428	9,869,966

Aurubis AG (Materials, Metals & Mining)	43,296	1,896,514

BASF SE (Materials, Chemicals)	108,900	7,185,099

Bayer AG (Health Care, Pharmaceuticals)	90,600	5,346,112

Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	91,500	6,339,636

Covestro AG (Materials, Chemicals) 144A	132,837	5,821,687

Daimler AG (Consumer Discretionary, Automobiles)	106,990	5,550,091

Deutsche Lufthansa AG (Industrials, Airlines)	223,600	4,259,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	27

Security name	Shares	Value

Germany (continued)

Deutsche Post AG (Industrials, Air Freight & Logistics)	85,100	$2,507,932

Kloeckner & Company SE (Industrials, Trading Companies & Distributors) «	344,100	1,841,330

Leoni AG (Consumer Discretionary, Auto Components) «†	72,900	1,140,978

Metro AG (Consumer Staples, Food & Staples Retailing)	368,900	5,814,965

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	28,119	6,788,379

Rheinmetall AG (Industrials, Industrial Conglomerates)	30,300	3,225,871

Siemens AG (Industrials, Industrial Conglomerates)	34,200	3,875,670

Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	27,422	1,875,443

Volkswagen AG (Consumer Discretionary, Automobiles)	41,837	6,641,498

		79,980,171

Hong Kong: 2.66%

China Water Affairs Group Limited (Utilities, Water Utilities)	1,965,000	1,904,956

Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,948,000	3,369,086

Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	3,155,000	2,052,478

Sinotruk Hong Kong Limited (Industrials, Machinery) «	3,095,000	5,866,625

Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	8,404,000	2,208,321

WH Group Limited (Consumer Staples, Food Products) 144A	4,355,500	3,922,397

Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,509,085

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,816,000	2,819,754

Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,364,000	3,819,071

		28,471,773

India: 0.52%

REC Limited (Financials, Diversified Financial Services)	1,086,900	2,254,392

Tech Mahindra Limited (Information Technology, IT Services)	307,494	3,354,841

		5,609,233

Ireland: 0.68%

C&C Group plc (Consumer Staples, Beverages)	240,000	977,283

Grafton Group plc (Industrials, Trading Companies & Distributors)	248,800	2,675,208

Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,607,232

		7,259,723

Israel: 0.33%

Bank Hapoalim Limited (Financials, Banks)	320,800	2,310,203

Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals) †	136,844	1,179,068

		3,489,271

Italy: 2.49%

A2A SpA (Utilities, Multi-Utilities)	2,121,107	3,458,423

Enel SpA (Utilities, Electric Utilities)	1,706,600	10,619,361

Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	342,737	3,806,679

Mediobanca SpA (Financials, Banks)	371,363	3,431,789

UnipolSai Assicurazioni SpA (Financials, Insurance) «	2,160,500	5,266,480

		26,582,732

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Japan: 21.66%

Adeka Corporation (Materials, Chemicals)	203,500	$2,852,549

Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	119,800	3,985,410

Aozora Bank Limited (Financials, Banks)	64,900	1,580,502

Asahi Glass Company Limited (Industrials, Building Products)	121,800	3,928,307

Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	278,500	3,758,651

Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	200,800	3,452,133

Central Glass Company Limited (Industrials, Building Products)	68,000	1,500,374

Credit Saison Company Limited (Financials, Consumer Finance)	329,900	3,561,879

Denka Company Limited (Materials, Chemicals)	99,700	2,861,321

DIC Incorporated (Materials, Chemicals)	124,900	3,048,590

Dowa Mining Company Limited (Materials, Metals & Mining)	56,900	1,780,012

Fujikura Limited (Industrials, Electrical Equipment)	435,200	1,437,748

Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	133,700	1,686,595

Hitachi Capital Corporation (Financials, Consumer Finance)	93,300	1,979,391

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	165,800	5,639,633

Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	59,614	1,691,626

Isuzu Motors Limited (Consumer Discretionary, Automobiles)	434,600	4,812,625

Itochu Corporation (Industrials, Trading Companies & Distributors)	530,100	9,778,711

Japan Airlines Company Limited (Industrials, Airlines)	108,600	3,420,401

JFE Holdings Incorporated (Materials, Metals & Mining)	263,600	3,668,240

JTEKT Corporation (Industrials, Machinery)	322,100	3,424,161

JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	3,612,012

Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,120,223

KDDI Corporation (Communication Services, Wireless Telecommunication Services)	544,200	14,003,618

Keihin Corporation (Consumer Discretionary, Auto Components)	180,400	2,348,954

Komatsu Limited (Industrials, Machinery)	236,900	5,282,786

Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,984,174

Makino Milling Machine Company Limited (Industrials, Machinery)	79,400	2,754,985

Marubeni Corporation (Industrials, Trading Companies & Distributors)	1,051,700	6,632,509

Mazda Motor Corporation (Consumer Discretionary, Automobiles)	283,200	2,774,113

Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	292,500	3,672,277

Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	2,444,540

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	4,261,188

Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	699,300	3,497,629

Mitsui Chemicals Incorporated (Materials, Chemicals)	177,100	3,901,054

Mixi Incorporated (Communication Services, Interactive Media & Services)	54,400	1,150,600

Mizuho Financial Group Incorporated (Financials, Banks)	3,425,200	4,858,148

Morinaga Milk Industry Company Limited (Consumer Staples, Food Products)	134,500	4,896,438

Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	324,200	14,557,811

Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	587,500	3,982,628

Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	82,500	574,032

NTN Corporation (Industrials, Machinery)	1,133,600	2,991,829

NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	98,600	2,270,625

ORIX Corporation (Financials, Diversified Financial Services)	469,600	6,651,926

Resona Holdings Incorporated (Financials, Banks)	1,348,600	5,723,445

Ryobi Limited (Industrials, Machinery)	117,400	2,149,417

Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	81,600	4,209,330

Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,855,500	5,975,818

Sompo Holdings Incorporated NKSJ Holdings Inc(Financials, Insurance)	85,400	3,240,574

Sumitomo Heavy Industries Limited (Industrials, Machinery)	140,900	4,479,311

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	29

Security name	Shares	Value

Japan (continued)

Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	173,200	$6,046,377

Teijin Limited (Materials, Chemicals)	279,600	4,574,639

The Keiyo Bank Limited (Financials, Banks)	224,300	1,293,660

The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	172,900	2,894,298

Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,412,144

Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,700	368,505

Toyo Ink SC Holding Company Limited (Materials, Chemicals)	75,000	1,565,542

Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	165,400	2,068,168

Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	180,900	2,223,585

UBE Industries Limited (Materials, Chemicals)	149,300	2,867,100

ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	107,300	3,084,386

West Japan Railway Company (Industrials, Road & Rail)	67,100	5,263,231

		231,512,488

Liechtenstein: 0.02%

VP Bank AG (Financials, Capital Markets)	1,379	216,508

Malaysia: 0.30%

Tenaga Nasional Bhd (Utilities, Electric Utilities)	1,062,400	3,219,778

Netherlands: 2.88%

ABN AMRO Group NV (Financials, Banks) 144A	161,500	3,417,149

Aegon NV (Financials, Insurance) «	566,623	2,592,780

ASR Nederland NV (Financials, Insurance)	83,831	3,180,415

ING Groep NV (Financials, Banks)	282,500	3,059,692

Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	437,386	9,838,479

Philips Lighting NV (Industrials, Electrical Equipment) 144A	161,000	4,309,473

RHI Magnesita NV (Materials, Construction Materials)	64,721	3,940,517

X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	14,352	422,236

		30,760,741

Norway: 1.41%

Den Norske Bank ASA (Financials, Banks)	221,600	3,757,606

Grieg Seafood ASA (Consumer Staples, Food Products)	336,787	4,779,522

Leroy Seafood Group ASA (Consumer Staples, Food Products) «	558,599	3,829,649

Mowi ASA (Consumer Staples, Food Products)	117,900	2,734,749

		15,101,526

Poland: 0.12%

Asseco Poland SA (Information Technology, Software)	93,400	1,245,268

Russia: 1.57%

Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	136,114	3,852,026

Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	25,286

Gazprom PAO ADR (Energy, Oil, Gas & Consumable Fuels)	781,547	5,134,764

Lukoil OAO ADR (Energy, Oil, Gas & Consumable Fuels) «	46,800	3,731,364

Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	50,101	4,036,137

		16,779,577

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Singapore: 0.60%

DBS Group Holdings Limited (Financials, Banks)	185,700	$3,283,579

United Overseas Bank Limited (Financials, Banks)	184,100	3,149,414

		6,432,993

South Africa: 0.30%

Absa Group Limited (Financials, Banks)	274,900	3,189,434

South Korea: 2.22%

BNK Financial Group Incorporated (Financials, Banks)	440,300	2,551,071

E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	8,500	1,027,794

Industrial Bank of Korea (Financials, Banks)	264,500	3,076,098

JB Financial Group Company Limited (Financials, Banks)	25,418	119,097

KB Financial Group Incorporated (Financials, Banks)	79,300	2,916,567

KT&G Corporation (Consumer Staples, Tobacco)	38,400	3,256,697

LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	351,800	4,120,925

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	17,400	3,660,005

Woori Financial Group Incorporated (Financials, Banks)	254,400	2,969,317

		23,697,571

Spain: 1.78%

Banco Santander Central Hispano SA (Financials, Banks)	731,000	3,227,348

Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	391,000	257,715

Iberdrola SA (Utilities, Electric Utilities)	389,400	3,616,741

International Consolidated Airlines Group SA (Industrials, Airlines)	548,044	3,125,512

Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	542,137	8,757,675

		18,984,991

Sweden: 2.03%

Boliden AB (Materials, Metals & Mining)	102,400	2,334,829

Boliden AB (Materials, Metals & Mining) †(a)	102,400	45,876

Electrolux AB Class B (Consumer Discretionary, Household Durables)	162,100	3,525,176

Sandvik AB (Industrials, Machinery)	240,700	3,718,437

Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	272,700	2,422,173

Volvo AB Class B (Industrials, Machinery)	689,107	9,643,169

		21,689,660

Switzerland: 7.06%

Baloise Holding AG (Financials, Insurance)	39,946	6,646,695

Credit Suisse Group AG (Financials, Capital Markets)	168,600	1,917,957

Helvetia Holding AG (Financials, Insurance)	31,465	3,871,648

Roche Holding AG (Health Care, Pharmaceuticals)	104,400	27,433,348

Swiss Life Holding AG (Financials, Insurance)	24,300	11,059,685

Swiss Reinsurance AG (Financials, Insurance)	91,400	8,672,160

UBS Group AG (Financials, Capital Markets)	424,002	4,891,109

Valiant Holding AG (Financials, Banks)	17,400	1,859,476

Zurich Insurance Group AG (Financials, Insurance)	27,970	9,073,314

		75,425,392

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	31

Security name	Shares	Value

Taiwan: 0.56%

Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	328,000	$1,992,123

Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	600,000	977,461

Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,283,000	3,015,481

		5,985,065

Thailand: 1.00%

Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,321,100	2,163,597

Krung Thai Bank PCL ADR (Financials, Banks)	5,181,900	3,127,397

Quality Houses PCL (Real Estate, Real Estate Management & Development)	15,516,900	1,480,718

Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	744,000	1,392,906

Thanachart Capital PCL	1,481,500	2,481,065

		10,645,683

Turkey: 0.49%

Koç Holding AS (Industrials, Industrial Conglomerates)	1,184,300	3,299,492

TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	439,000	1,917,116

		5,216,608

United Kingdom: 15.08%

3i Group plc (Financials, Capital Markets)	364,800	4,847,194

Anglo American plc (Materials, Metals & Mining)	267,586	6,410,700

Aviva plc (Financials, Insurance)	704,391	3,603,069

Babcock International Group plc (Industrials, Commercial Services & Supplies)	331,300	1,875,592

BAE Systems plc (Industrials, Aerospace & Defense)	1,687,100	9,649,310

Barclays plc (Financials, Banks)	715,000	1,349,942

Barratt Developments plc (Consumer Discretionary, Household Durables)	480,975	3,393,044

Bellway plc (Consumer Discretionary, Household Durables)	80,100	2,775,712

Bovis Homes Group plc (Consumer Discretionary, Household Durables)	244,800	3,028,343

BP plc (Energy, Oil, Gas & Consumable Fuels)	2,015,036	13,759,094

BT Group plc (Communication Services, Diversified Telecommunication Services)	1,099,700	2,693,836

Centrica plc (Utilities, Multi-Utilities)	2,517,300	2,976,270

Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	345,400	1,600,839

Debenhams plc (Consumer Discretionary, Multiline Retail) «(a)†	395,800	0

Firstgroup plc (Industrials, Road & Rail) †	952,400	1,388,294

GlaxoSmithKline plc (Health Care, Pharmaceuticals)	965,207	18,633,410

Highland Gold Mining Limited (Materials, Metals & Mining) «	1,280,734	2,691,056

Imperial Tobacco Group plc (Consumer Staples, Tobacco)	283,391	6,861,004

Inchcape plc (Consumer Discretionary, Distributors)	423,425	3,136,945

J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,270,500	3,214,065

Kingfisher plc (Consumer Discretionary, Specialty Retail)	1,323,253	3,578,381

Legal & General Group plc (Financials, Insurance)	2,314,194	7,507,395

Lloyds Banking Group plc (Financials, Banks)	8,916,700	6,454,883

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	705,000	2,007,199

Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	893,000	1,209,132

Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	367,200	1,285,924

Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)	501,100	2,754,525

Petrofac Limited (Energy, Energy Equipment & Services)	522,047	2,733,051

Premier Foods plc (Consumer Staples, Food Products) †	73,926	33,179

QinetiQ Group plc (Industrials, Aerospace & Defense)	773,800	2,850,697

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name			Shares	Value

United Kingdom (continued)

Quilter plc (Financials, Capital Markets)			615,246	$1,028,751

Redrow plc (Consumer Discretionary, Household Durables)			420,064	2,894,308

Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			740,200	23,146,954

Royal Mail plc (Industrials, Air Freight & Logistics)			539,626	1,399,920

Tate & Lyle plc (Consumer Staples, Food Products)			497,300	4,540,553

The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			75,800	3,350,221

The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			338,594	558,628

				161,221,420

Total Common Stocks (Cost $1,117,875,331)				1,026,590,391

	Dividend yield
Preferred Stocks: 0.99%

Brazil: 0.99%

Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	0.37%		957,800	5,797,156

Itaúsa Investimentos Itaú SA (Financials, Banks)	6.02		1,524,600	4,813,974

Total Preferred Stocks (Cost $8,754,221)				10,611,130

		Expiration date
Rights: 0.01%

United Kingdom: 0.01%

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail) †		11-6-2019	141,000	69,521

Total Rights (Cost $0)				69,521

	Yield
Short-Term Investments: 6.64%

Investment Companies: 6.64%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		64,602,214	64,608,675

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		6,351,554	6,351,554

Total Short-Term Investments (Cost $70,959,934)				70,960,229

Total investments in securities (Cost $1,197,589,486)	103.70%	1,108,231,271

Other assets and liabilities, net	(3.70)	(39,490,518)

Total net assets	100.00%	$1,068,740,753

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	33

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The following table shows the percent of total long-term investments by sector as of May 31, 2019:

Financials	24.19%
Industrials	15.86
Materials	10.40
Consumer Discretionary	10.18
Energy	9.62
Health Care	8.81
Consumer Staples	7.42
Communication Services	5.50
Utilities	3.72
Information Technology	2.88
Real Estate	1.42

100.00%

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	25,301,762	423,232,972	383,932,520	64,602,214	$1,929	$0	$681,812	$64,608,675
Wells Fargo Government Money Market Fund Select Class	22,685,533	145,511,964	161,845,943	6,351,554	0	0	211,473	6,351,554

					$1,929	$0	$893,285	$70,960,229	6.64%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo International Value Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $60,224,944 of securities loaned), at value (cost $1,126,629,552)	$1,037,271,042
Investments in affiliated securities, at value ($70,959,934)	70,960,229
Foreign currency, at value (cost $14,555,542)	14,255,493
Receivable for investments sold	929,976
Receivable for dividends	11,744,738
Receivable for securities lending income, net	565,987
Prepaid expenses and other assets	15,141

Total assets	1,135,742,606

Liabilities
Payable upon receipt of securities loaned	64,604,389
Payable for investments purchased	1,463,921
Advisory fee payable	758,280
Accrued expenses and other liabilities	175,263

Total liabilities	67,001,853

Total net assets	$1,068,740,753

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo International Value Portfolio	35

Investment income
Dividends (net of foreign withholding taxes of $6,569,923)	$47,548,301
Income from affiliated securities	1,719,287

Total investment income	49,267,588

Expenses
Advisory fee	8,720,811
Custody and accounting fees	196,418
Professional fees	60,999
Shareholder report expenses	2,653
Trustees’ fees and expenses	20,997
Interest expense	6,773
Other fees and expenses	48,085

Total expenses	9,056,736

Net investment income	40,210,852

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(6,399,421)
Affiliated securities	1,929

Net realized losses on investments	(6,397,492)
Net change in unrealized gains (losses) on investments	(155,017,981)

Net realized and unrealized gains (losses) on investments	(161,415,473)

Net decrease in net assets resulting from operations	$(121,204,621)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo International Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$40,210,852	$22,286,555
Net realized gains (losses) on investments	(6,397,492)	15,107,292
Net change in unrealized gains (losses) on investments	(155,017,981)	21,851,248

Net increase (decrease) in net assets resulting from operations	(121,204,621)	59,245,095

Capital transactions
Transactions in investors’ beneficial interests
Contributions	527,916,476	197,415,479
Withdrawals	(237,901,170)	(109,368,233)

Net increase in net assets resulting from capital transactions	290,015,306	88,047,246

Total increase in net assets	168,810,685	147,292,341

Net assets
Beginning of period	899,930,068	752,637,727

End of period	$1,068,740,753	$899,930,068

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Portfolio	37

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(10.98)%	7.74%	19.16%	(11.85)%	(1.04)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.87%	0.91%	0.91%
Net expenses	0.80%	0.82%	0.87%	0.91%	0.91%
Net investment income	3.53%	2.65%	3.03%	2.50%	2.45%
Supplemental data
Portfolio turnover rate	13%	15%	41%	14%	18%

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo International Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Notes to financial statements	Wells Fargo International Value Portfolio	39

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,201,886,158 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$81,744,116

Gross unrealized losses	(175,399,003)

Net unrealized losses	$(93,654,887)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

40	Wells Fargo International Value Portfolio	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$59,774,589	$0	$0	$59,774,589

Austria	8,626,472	0	0	8,626,472

Belgium	6,576,303	0	0	6,576,303

Brazil	12,514,796	0	0	12,514,796

Canada	10,662,764	0	0	10,662,764

China	36,602,947	0	0	36,602,947

Denmark	0	6,643,383	0	6,643,383

Finland	6,437,782	0	0	6,437,782

France	96,033,749	0	0	96,033,749

Germany	79,980,171	0	0	79,980,171

Hong Kong	28,471,773	0	0	28,471,773

India	5,609,233	0	0	5,609,233

Ireland	7,259,723	0	0	7,259,723

Israel	0	3,489,271	0	3,489,271

Italy	26,582,732	0	0	26,582,732

Japan	231,512,488	0	0	231,512,488

Liechtenstein	216,508	0	0	216,508

Malaysia	3,219,778	0	0	3,219,778

Netherlands	30,760,741	0	0	30,760,741

Norway	15,101,526	0	0	15,101,526

Poland	1,245,268	0	0	1,245,268

Russia	16,779,577	0	0	16,779,577

Singapore	6,432,993	0	0	6,432,993

South Africa	3,189,434	0	0	3,189,434

South Korea	23,697,571	0	0	23,697,571

Spain	18,984,991	0	0	18,984,991

Sweden	21,643,784	45,876	0	21,689,660

Switzerland	75,425,392	0	0	75,425,392

Taiwan	5,985,065	0	0	5,985,065

Thailand	10,645,683	0	0	10,645,683

Turkey	5,216,608	0	0	5,216,608

United Kingdom	161,221,420	0	0	61,221,420

Preferred stocks

Brazil	10,611,130	0	0	10,611,130

Rights

United Kingdom	0	69,521	0	69,521

Short-term investments

Investment companies	6,351,554	64,608,675	0	70,960,229

Total assets	$1,033,374,545	$74,856,726	$0	$1,108,231,271

Notes to financial statements	Wells Fargo International Value Portfolio	41

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of the Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $268,840,363 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $464,433,298 and $140,833,689, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended May 31, 2019, the Portfolio had average borrowings outstanding of $180,613 at an average rate of 3.75% and paid interest in the amount of $6,773.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

42	Wells Fargo International Value Portfolio	Notes to financial statements

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo International Value Portfolio	43

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

44	Wells Fargo International Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $21,427,508 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2019. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Value Fund	45

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

46	Wells Fargo International Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo International Value Fund	47

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

48	Wells Fargo International Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Value Fund and Wells Fargo International Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo International Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with LSV Asset Management (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo International Value Fund	49

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the MSCI EAFE Value Index (Net), for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were equal to or in range of the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

50	Wells Fargo International Value Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than, equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes. The Funds Trust Board also noted that the net operating expense ratio caps for all classes of the Gateway Fund would be reduced.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo International Value Fund	51

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403198 07-19 A284/AR284 05-19

Annual Report

May 31, 2019

Wells Fargo Small Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Growth Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Growth Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Small Company Growth Fund[1]	Performance highlights (unaudited)

The Fund is currently closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®‡

Daniel J. Hagen, CFA®‡

Paul E. von Kuster, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]

Class A (WFSAX)	1-30-2004	-11.53	6.04	14.09	-6.13	7.30	14.77	1.33	1.33

Class C (WSMCX)	1-30-2004	-7.82	6.50	13.93	-6.82	6.50	13.93	2.08	2.08

Class R6 (WSCRX)[5]	10-31-2014	–	–	–	-5.73	7.78	15.31	0.90	0.90

Administrator Class (NVSCX)	11-11-1994	–	–	–	-6.02	7.47	15.01	1.25	1.20

Institutional Class (WSCGX)	3-31-2008	–	–	–	-5.77	7.73	15.28	1.00	0.95

Russell 2000® Growth Index[6]	–	–	–	–	-6.88	8.32	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	7

Growth of $10,000 investment as of May 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expense of each class after fee waivers at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[6]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Small Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2019.

∎	Strong stock selection in core growth sectors of health care and information technology (IT) drove relative outperformance.

∎	Stock selection within industrials detracted from overall performance.

Small-cap growth stocks delivered two very different environments over the past year, which resulted a small net decline in overall returns in the contrasting market dynamics. Strong company fundamentals continued to manifest throughout 2018 as a growing number of companies exceeded both sales and earnings expectations. This, when combined with a supportive macroeconomic backdrop, resulted in a robust environment for overall returns in small-cap growth. Beginning later in the third quarter of 2018, signs of slowing economic activity began to negatively affect investor sentiments. Company fundamentals slowed in this more tepid backdrop, leading to a deceleration in earnings growth rates, which was incorporated into forward expectations to drive negative small-cap returns. Capping off 2018, the U.S. Federal Reserve (Fed) acknowledged some downside risks to the economic backdrop while continuing to signal additional interest rate increases in a seemingly contradictory policy position. Trade tensions between the U.S. and China, locked in a stalemate through much of 2018, reemerged in the fourth quarter of 2018 and continued into 2019 with growing prominence. The impact of this escalating tit-for-tat trade approach, which has begun to affect overall growth and company fundamentals, has mattered little in 2019. Renewed market optimism has been driven instead by the abrupt reversal in policy positions by the Fed, driving real expectations of interest rate cuts following the most recent tightening cycle and propelling markets higher.

Last year offered many opportunities for the Fund to demonstrate the core tenets of its investment philosophy. For example, our well-diversified portfolio provided significant upside through the positive return environment of the first three quarters of 2018. Of equal importance, during the sharply negative fourth-quarter environment, principal was somewhat protected on the downside and again the Fund outperformed. While 2019 returns have experienced a higher degree of macro-driven variability, construction and strong stock selection drove outperformance above the Russell 2000® Growth Index for the totality of the trailing 12-month period.

Ten largest holdings (%) as of May 31, 2019[8]

Copart Incorporated	1.55

ICON plc ADR	1.54

SS&C Technologies Holdings Incorporated	1.47

Essent Group Limited	1.46

RealPage Incorporated	1.43

PTC Incorporated	1.42

Cypress Semiconductor Corporation	1.40

Eldorado Resorts Incorporated	1.34

Argo Group International Holdings Limited	1.34

Evercore Partners Incorporated Class A	1.31

Health care and IT were the top-contributing sectors for the year. Positive outperformance in health care was driven primarily by stock selection within biotechnology. The top contributor to returns was Array BioPharma Incorporated, a leader in developing targeted therapeutics used in oncology, which has begun to successfully commercialize corporate-owned assets that have seen broad initial uptake and expanding uses, leading the stock to outperform. Within IT, software was the top-contributing industry. Leaders in this space include LiveRamp Holdings, Incorporated, which enables more targeted digital advertising that has benefited from strong demand for its offerings and improved profitably following a divestiture.

The industrials sector was the largest detractor from performance for the year. Headline concerns surrounding the potential for slowing economic growth led to moderating demand trends across the sector. This led to underperformance in the more economically sensitive building products and construction industry groups, which was the key source of adverse stock selection. Rising tariffs and increased raw material costs negatively affected margins at companies such as Cornerstone Building Brands, Incorporated*, and JELD-WEN Holding, Incorporated*, while project delays led to reduced earnings visibility at Granite Construction Incorporated and Dycom Industries Incorporated. Encouragingly, more recent results have benefited from heightened merger and acquisition activity in the machinery industry as both CIRCOR International, Incorporated, and Gardner Denver Holdings, Incorporated, have received offers from strategic acquirers.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	9

We remain focused on consistent application of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the performance of this investment style over time. Looking ahead, we remain focused on identifying what we believe are attractive growth companies with underappreciated opportunities relative to their valuations. In our opinion, these stocks ultimately may be rewarded by the marketplace, which could lead to outperformance and may add value to the Fund.

Sector distribution as of May 31, 2019[9]

Please see footnotes on page 7.

10	Wells Fargo Small Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Net annual expense ratio[1]
Class A

Actual	$1,000.00	$969.49	$6.47	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.63	1.32%
Class C

Actual	$1,000.00	$965.88	$10.13	2.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.38	2.07%
Class R6

Actual	$1,000.00	$971.54	$4.36	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.47	0.89%
Administrator Class

Actual	$1,000.00	$970.15	$5.89	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$971.30	$4.67	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.78	0.95%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Fund	11

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolio: 100.00%

Wells Fargo Small Company Growth Portfolio	$1,778,405,869

Total Investment Companies (Cost $1,462,501,226)	1,778,405,869

Total investments in securities (Cost $1,462,501,226)	100.00%	1,778,405,869

Other assets and liabilities, net	0.00	(6,883)

Total net assets	100.00%	$1,778,398,986

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	99%	98%	$211,071,257	$(317,347,617)	$11,492,739	$2,054,875	$1,778,405,869	100.00%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Growth Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investment in affiliated Master Portfolio, at value (cost $1,462,501,226)	$1,778,405,869
Receivable for Fund shares sold	2,000,051
Prepaid expenses and other assets	19,595

Total assets	1,780,425,515

Liabilities
Payable for Fund shares redeemed	1,583,077
Administration fees payable	171,717
Shareholder report expenses payable	114,773
Management fee payable	45,147
Distribution fee payable	9,972
Accrued expenses and other liabilities	101,843

Total liabilities	2,026,529

Total net assets	$1,778,398,986

NET ASSETS CONSIST OF
Paid-in capital	$1,402,143,319
Total distributable earnings	376,255,667

Total net assets	$1,778,398,986

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,182,450
Shares outstanding – Class A1	1,310,285
Net asset value per share – Class A	$48.98
Maximum offering price per share – Class A2	$51.97
Net assets – Class C	$13,968,201
Shares outstanding – Class C1	326,762
Net asset value per share – Class C	$42.75
Net assets – Class R6	$564,516,228
Shares outstanding – Class R6[1]	10,722,187
Net asset value per share – Class R6	$52.65
Net assets – Administrator Class	$87,849,502
Shares outstanding – Administrator Class[1]	1,719,251
Net asset value per share – Administrator Class	$51.10
Net assets – Institutional Class	$1,047,882,605
Shares outstanding – Institutional Class[1]	19,956,482
Net asset value per share – Institutional Class	$52.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $87,921)	$11,492,739
Affiliated income allocated from affiliated Master Portfolio	2,054,875
Expenses allocated from affiliated Master Portfolio	(15,326,425)

Total investment income	(1,778,811)

Expenses
Management fee	986,734
Administration fees
Class A	146,993
Class C	36,845
Class R6	190,290
Administrator Class	143,175
Institutional Class	1,483,937
Shareholder servicing fees
Class A	174,992
Class C	43,863
Administrator Class	275,337
Distribution fee
Class C	131,572
Custody and accounting fees	66,563
Professional fees	29,302
Registration fees	166,815
Shareholder report expenses	217,433
Trustees’ fees and expenses	22,392
Other fees and expenses	39,092

Total expenses	4,155,335
Less: Fee waivers and/or expense reimbursements	(429,092)

Net expenses	3,726,243

Net investment loss	(5,505,054)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	211,071,257
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(317,347,617)

Net realized and unrealized gains (losses) on investments	(106,276,360)

Net decrease in net assets resulting from operations	$(111,781,414)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Growth Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018¹

Operations
Net investment loss		$(5,505,054)		$(6,731,559)
Net realized gains on investments		211,071,257		118,893,213
Net change in unrealized gains (losses) on investments		(317,347,617)		342,601,168

Net increase (decrease) in net assets resulting from operations		(111,781,414)		454,762,822

Distributions to shareholders from net realized income and net realized gains
Class A		(4,812,269)		0
Class C		(1,472,490)		0
Class R6		(43,353,220)		0
Administrator Class		(7,628,191)		0
Institutional Class		(79,166,580)		0

Total distributions to shareholders		(136,432,750)		0

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	438,493	23,606,902	418,324	20,519,628
Class C	11,566	528,806	16,011	676,399
Class R6	3,125,212	184,297,448	3,523,131	188,048,494
Administrator Class	504,790	28,496,503	359,239	18,697,115
Institutional Class	5,840,084	335,266,742	5,366,558	285,015,561

		572,196,401		512,957,197

Reinvestment of distributions
Class A	92,633	4,427,868	0	0
Class C	31,746	1,328,867	0	0
Class R6	735,766	37,730,057	0	0
Administrator Class	152,980	7,624,565	0	0
Institutional Class	1,201,482	61,455,772	0	0

		112,567,129		0

Payment for shares redeemed
Class A	(563,233)	(31,063,522)	(795,177)	(39,090,958)
Class C	(113,094)	(5,236,576)	(184,692)	(8,044,725)
Class R6	(3,393,805)	(197,814,217)	(2,181,955)	(117,000,267)
Administrator Class	(882,997)	(49,514,482)	(1,253,278)	(62,203,048)
Institutional Class	(6,511,614)	(373,073,185)	(7,602,523)	(404,594,261)

		(656,701,982)		(630,933,259)

Net increase (decrease) in net assets resulting from capital share transactions		28,061,548		(117,976,062)

Total increase (decrease) in net assets		(220,152,616)		336,786,760

Net assets
Beginning of period		1,998,551,602		1,661,764,842

End of period		$1,778,398,986		$1,998,551,602

¹

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $3,054,501.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$56.66	$44.26	$37.69	$44.23	$39.44
Net investment loss	(0.36)	(0.35)[1]	(0.28)[1]	(0.22)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	(3.22)	12.75	6.85	(6.05)	7.08

Total from investment operations	(3.58)	12.40	6.57	(6.27)	6.71
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$48.98	$56.66	$44.26	$37.69	$44.23
Total return[2]	(6.13)%	28.02%	17.43%	(14.20)%	17.51%
Ratios to average net assets (annualized)
Gross expenses[3]	1.31%	1.32%	1.33%	1.34%	1.41%
Net expenses[3]	1.31%	1.32%	1.33%	1.34%	1.40%
Net investment loss[3]	(0.63)%	(0.71)%	(0.68)%	(0.57)%	(0.90)%
Supplemental data
Portfolio turnover rate[4]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$64,182	$76,065	$76,087	$128,675	$85,588

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$50.38	$39.65	$34.02	$40.25	$36.32
Net investment loss	(0.66)[1]	(0.64)[1]	(0.54)[1]	(0.46)[1]	(0.63)[1]
Net realized and unrealized gains (losses) on investments	(2.87)	11.37	6.17	(5.50)	6.48

Total from investment operations	(3.53)	10.73	5.63	(5.96)	5.85
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$42.75	$50.38	$39.65	$34.02	$40.25
Total return[2]	(6.82)%	27.06%	16.55%	(14.84)%	16.62%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.07%	2.08%	2.09%	2.16%
Net expenses[3]	2.06%	2.07%	2.08%	2.09%	2.15%
Net investment loss[3]	(1.38)%	(1.47)%	(1.43)%	(1.32)%	(1.64)%
Supplemental data
Portfolio turnover rate[4]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$13,968	$19,979	$22,410	$26,946	$17,334

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$60.31	$46.91	$39.77	$46.45	$42.98
Net investment loss	(0.12)	(0.14)	(0.11)	(0.03)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	(3.44)	13.54	7.25	(6.38)	5.48

Total from investment operations	(3.56)	13.40	7.14	(6.41)	5.39
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$52.65	$60.31	$46.91	$39.77	$46.45
Total return[3]	(5.73)%	28.59%	17.95%	(13.83)%	13.00%
Ratios to average net assets (annualized)
Gross expenses[4]	0.88%	0.89%	0.90%	0.91%	0.91%
Net expenses[4]	0.88%	0.89%	0.90%	0.90%	0.90%
Net investment loss[4]	(0.20)%	(0.29)%	(0.25)%	(0.09)%	(0.34)%
Supplemental data
Portfolio turnover rate[5]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$564,516	$618,523	$418,111	$229,391	$644

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015[1]	0.81%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$58.85	$45.91	$39.05	$45.73	$40.64
Net investment loss	(0.29)[1]	(0.30)[1]	(0.24)[1]	(0.19)[1]	(0.30)[1]
Net realized and unrealized gains (losses) on investments	(3.36)	13.24	7.10	(6.22)	7.31

Total from investment operations	(3.65)	12.94	6.86	(6.41)	7.01
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$51.10	$58.85	$45.91	$39.05	$45.73
Total return	(6.02)%	28.19%	17.57%	(14.04)%	17.73%
Ratios to average net assets (annualized)
Gross expenses[2]	1.23%	1.24%	1.25%	1.25%	1.24%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.51)%	(0.60)%	(0.55)%	(0.46)%	(0.70)%
Supplemental data
Portfolio turnover rate[3]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$87,850	$114,429	$130,311	$130,104	$185,267

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$60.20	$46.85	$39.75	$46.44	$41.14
Net investment loss	(0.15)	(0.19)	(0.15)	(0.09)	(0.20)[1]
Net realized and unrealized gains (losses) on investments	(3.44)	13.54	7.25	(6.33)	7.42

Total from investment operations	(3.59)	13.35	7.10	(6.42)	7.22
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$52.51	$60.20	$46.85	$39.75	$46.44
Total return	(5.77)%	28.50%	17.86%	(13.85)%	18.03%
Ratios to average net assets (annualized)
Gross expenses[2]	0.98%	0.99%	1.00%	1.01%	0.98%
Net expenses[2]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[2]	(0.26)%	(0.35)%	(0.31)%	(0.18)%	(0.45)%
Supplemental data
Portfolio turnover rate[3]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$1,047,883	$1,169,555	$1,014,847	$678,699	$457,542

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 98% of Wells Fargo Small Company Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Growth Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,480,431,828 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$297,974,041

Gross unrealized losses	0

Net unrealized gains	$297,974,041

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $6,988,693 in short-term losses which will be recognized on the first day of the following fiscal year.

As of May 31, 2019, the Fund had a qualified late-year ordinary loss of $1,877,655 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,778,405,869

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

22	Wells Fargo Small Company Growth Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,321 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for year ended May 31, 2019 were $1,021,292,647 and $1,077,854,047, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Small Company Growth Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$30,719,230	$0

Long-term capital gain	105,713,520	0

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred

$87,147,974	$297,974,041	$(1,877,655)	$(6,988,693)

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Small Company Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	25

Security name	Shares	Value

Common Stocks: 95.60%

Communication Services: 0.57%

Entertainment: 0.57%

Lions Gate Entertainment Class B	754,343	$10,379,760

Consumer Discretionary: 11.73%

Auto Components: 0.98%

Fox Factory Holding Corporation †	263,576	17,664,864

Diversified Consumer Services: 1.32%

Houghton Mifflin Harcourt Company †	1,161,448	6,550,567

Strategic Education Incorporated	98,221	17,285,914

		23,836,481

Hotels, Restaurants & Leisure: 4.35%

Dave & Buster’s Entertainment Incorporated	282,809	14,066,920

Eldorado Resorts Incorporated †	494,043	24,292,094

Extended Stay America Incorporated	1,361,460	23,335,424

International Game Technology «	1,297,722	16,870,387

		78,564,825

Household Durables: 0.86%

Skyline Champion Corporation	667,838	15,620,731

Leisure Products: 0.45%

Callaway Golf Company	549,731	8,081,046

Specialty Retail: 3.23%

At Home Group Incorporated «†	589,330	11,226,737

Burlington Stores Incorporated †	106,962	16,748,110

Children’s Place Retail Stores Incorporated «	175,610	16,272,023

Monro Muffler Brake Incorporated	177,971	14,186,068

		58,432,938

Textiles, Apparel & Luxury Goods: 0.54%

G-III Apparel Group Limited †	378,281	9,733,170

Consumer Staples: 2.61%

Food & Staples Retailing: 1.27%

Performance Food Group Company †	581,653	22,888,046

Household Products: 1.34%

Central Garden & Pet Company Class A †	536,717	13,723,854

Energizer Holdings Incorporated	257,662	10,543,529

		24,267,383

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Energy: 1.59%

Oil, Gas & Consumable Fuels: 1.59%

Berry Petroleum Corporation	517,373	$5,561,760

GasLog Limited	728,637	10,492,373

Parsley Energy Incorporated Class A †	715,336	12,754,441

		28,808,574

Financials: 9.51%

Banks: 1.17%

SVB Financial Group †	59,865	12,056,811

Triumph Bancorp Incorporated †	323,826	9,089,796

		21,146,607

Capital Markets: 4.12%

Evercore Partners Incorporated Class A	306,283	23,654,236

Focus Financial Partners Class A †	219,468	6,156,077

Stifel Financial Corporation	382,778	20,528,384

Virtu Financial Incorporated Class A «	498,768	11,481,639

Virtus Investment Partners Incorporated	124,412	12,639,015

		74,459,351

Consumer Finance: 0.85%

FirstCash Financial Services Incorporated	162,453	15,387,548

Insurance: 1.91%

Argo Group International Holdings Limited	342,903	24,171,232

Goosehead Insurance Incorporated Class A «	282,181	10,336,290

		34,507,522

Thrifts & Mortgage Finance: 1.46%

Essent Group Limited †	561,838	26,378,294

Health Care: 23.46%

Biotechnology: 6.94%

ACADIA Pharmaceuticals Incorporated «†	404,531	9,704,699

Alnylam Pharmaceuticals Incorporated †	175,207	11,829,977

Array BioPharma Incorporated †	589,135	15,564,947

CareDx Incorporated †	370,108	11,702,815

Emergent BioSolutions Incorporated †	243,089	9,704,113

Flexion Therapeutics Incorporated «†	568,225	6,267,522

Galapagos NV †	58,277	6,622,598

Intercept Pharmaceuticals Incorporated «†	97,123	8,043,727

Invitae Corporation †	528,662	9,225,152

Ionis Pharmaceuticals Incorporated †	140,534	9,219,030

Iovance Biotherapeutics Incorporated †	522,539	8,543,513

Ironwood Pharmaceuticals Incorporated	926,983	10,131,924

Portola Pharmaceuticals Incorporated «†	316,083	8,815,555

		125,375,572

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	27

Security name	Shares	Value

Health Care Equipment & Supplies: 7.40%

Atricure Incorporated †	590,435	$17,299,746

Axogen Incorporated †	396,736	8,303,684

Cerus Corporation †	1,446,112	6,782,265

DexCom Incorporated †	170,984	20,740,359

Glaukos Corporation †	184,991	11,928,220

Inogen Incorporated †	122,056	7,868,950

Merit Medical Systems Incorporated †	299,178	15,446,560

Novocure Limited †	170,122	9,036,881

Tactile Systems Technology Class I †	349,683	16,795,274

Wright Medical Group NV †	633,490	19,460,813

		133,662,752

Health Care Providers & Services: 2.15%

AMN Healthcare Services Incorporated †	291,288	14,109,991

HealthEquity Incorporated †	184,500	12,058,920

PetIQ Incorporated «†	485,597	12,737,209

		38,906,120

Health Care Technology: 3.89%

Allscripts Healthcare Solutions Incorporated †	1,004,514	9,773,921

Evolent Health Incorporated Class A †	836,282	8,898,040

Medidata Solutions Incorporated †	202,077	18,419,319

Tabula Rasa Healthcare Incorporated «†	253,397	11,445,942

Teladoc Incorporated «†	236,459	13,742,997

Vocera Communications Incorporated †	247,715	8,016,057

		70,296,276

Life Sciences Tools & Services: 2.64%

ICON plc ADR †	196,373	27,798,562

Syneos Health Incorporated †	482,541	19,895,165

		47,693,727

Pharmaceuticals: 0.44%

Pacira Pharmaceuticals Incorporated †	182,444	7,938,138

Industrials: 18.51%

Aerospace & Defense: 1.51%

AAR Corporation	295,335	8,886,630

Kratos Defense & Security Solutions Incorporated †	834,997	18,411,684

		27,298,314

Air Freight & Logistics: 0.59%

Hub Group Incorporated Class A †	276,521	10,773,258

Building Products: 1.84%

A.O. Smith Corporation	341,731	13,840,106

Masonite International Corporation †	192,982	9,176,294

PGT Incorporated †	682,681	10,212,908

		33,229,308

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Commercial Services & Supplies: 2.63%

Copart Incorporated †	392,875	$28,082,705

KAR Auction Services Incorporated	345,674	19,433,792

		47,516,497

Construction & Engineering: 1.33%

Dycom Industries Incorporated †	130,089	6,786,743

Granite Construction Incorporated	429,268	17,252,281

		24,039,024

Electrical Equipment: 0.58%

GrafTech International Limited «	1,057,544	10,480,261

Machinery: 5.73%

AGCO Corporation	202,550	13,481,728

Circor International Incorporated †	300,924	12,717,048

Gardner Denver Holdings Incorporated †	686,909	23,334,299

Gates Industrial Corporation plc †	890,461	10,044,400

SPX Corporation †	620,901	18,465,596

Wabash National Corporation	721,279	9,744,479

Woodward Governor Company	144,367	15,724,454

		103,512,004

Professional Services: 1.78%

ASGN Incorporated †	367,425	18,639,470

ICF International Incorporated	185,213	13,500,176

		32,139,646

Road & Rail: 2.52%

Genesee & Wyoming Incorporated Class A †	234,404	22,319,949

Knight-Swift Transportation Holdings Incorporated «	378,597	10,464,421

Schneider National Incorporated Class B	760,653	12,778,970

		45,563,340

Information Technology: 23.40%

Communications Equipment: 2.02%

Ciena Corporation †	577,078	20,163,105

Lumentum Holdings Incorporated †	403,348	16,323,494

		36,486,599

Electronic Equipment, Instruments & Components: 0.69%

Tech Data Corporation †	136,789	12,399,923

IT Services: 2.40%

LiveRamp Holdings incorporated †	453,040	23,277,195

WEX Incorporated †	106,294	20,083,188

		43,360,383

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	29

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 4.30%

Cabot Microelectronics Corporation	116,319	$11,337,613

Cypress Semiconductor Corporation	1,414,669	25,209,402

FormFactor Incorporated †	606,213	8,705,219

Nanometrics Incorporated †	225,981	6,429,159

Silicon Motion Technology Corporation ADR	281,394	10,723,925

Teradyne Incorporated	362,327	15,268,460

		77,673,778

Software: 13.99%

Benefitfocus Incorporated †	300,165	8,512,679

Box Incorporated Class A †	930,369	17,202,523

Carbon Black Incorporated †	875,815	13,181,016

Cloudera Incorporated †	1,189,802	10,910,484

Cornerstone OnDemand Incorporated †	393,650	20,953,990

CyberArk Software Limited †	148,616	19,624,743

Mimecast Limited †	262,971	11,938,883

New Relic Incorporated †	162,647	16,316,747

Nuance Communications Incorporated †	1,028,901	17,666,230

PTC Incorporated †	305,152	25,651,077

RealPage Incorporated †	444,551	25,926,214

SS&C Technologies Holdings Incorporated	476,968	26,543,269

Talend SA ADR †	163,154	7,609,503

Tufin Software Technologies Limited †	172,273	3,876,143

Zendesk Incorporated †	203,373	17,134,175

Zuora Incorporated †	701,403	9,812,628

		252,860,304

Materials: 3.32%

Chemicals: 1.47%

Element Solutions Incorporated †	1,427,500	13,504,150

Orion Engineered Carbons SA	746,090	13,116,262

		26,620,412

Construction Materials: 0.73%

US Concrete Incorporated «†	283,190	13,188,158

Metals & Mining: 0.52%

Steel Dynamics Incorporated	374,695	9,423,579

Paper & Forest Products: 0.60%

Boise Cascade Company	483,636	10,736,719

Real Estate: 0.90%

Equity REITs: 0.90%

QTS Realty Trust Incorporated Class A	351,021	16,206,640

Total Common Stocks (Cost $1,358,851,046)		1,727,537,872

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name		Expiration date	Shares	Value

Rights: 0.00%

Consumer Discretionary: 0.00%

Media: 0.00%

Media General Incorporated †(a)		12-31-2020	347,897	$0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 10.80%

Investment Companies: 10.80%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%		117,789,132	117,800,911

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		77,449,512	77,449,512

Total Short-Term Investments (Cost $195,244,459)				195,250,423

Total investments in securities (Cost $1,554,095,505)	106.40%	1,922,788,295

Other assets and liabilities, net	(6.40)	(115,703,677)

Total net assets	100.00%	$1,807,084,618

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	217,573,353	749,511,278	849,295,499	117,789,132	$6,228	$(6,902)	$3,182,700	$117,800,911
Wells Fargo Government Money Market Fund Select Class	48,273,067	753,595,762	724,419,317	77,449,512	0	0	1,558,272	77,449,512

					$6,228	$(6,902)	$4,740,972	$195,250,423	10.80%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Small Company Growth Portfolio	31

Assets
Investments in unaffiliated securities (including $113,683,501 of securities loaned), at value (cost $1,358,851,046)	$1,727,537,872
Investments in affiliated securities, at value (cost $195,244,459)	195,250,423
Receivable for investments sold	2,050,713
Receivable for dividends	1,362,716
Receivable for securities lending income, net	26,923
Prepaid expenses and other assets	21,988

Total assets	1,926,250,635

Liabilities
Payable upon receipt of securities loaned	117,783,752
Advisory fee payable	1,320,016
Accrued expenses and other liabilities	62,249

Total liabilities	119,166,017

Total net assets	$1,807,084,618

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Growth Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $89,815)	$11,721,275
Income from affiliated securities	2,094,920

Total investment income	13,816,195

Expenses
Advisory fee	15,439,896
Custody and accounting fees	91,405
Professional fees	43,727
Shareholder report expenses	1,989
Trustees’ fees and expenses	20,975
Other fees and expenses	25,100

Total expenses	15,623,092

Net investment loss	(1,806,897)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	201,425,264
Affiliated securities	6,228

Net realized gains on investments	201,431,492

Net change in unrealized gains (losses) on:
Unaffiliated securities	(312,373,288)
Affiiliated securities	(6,902)

Net change in unrealized gains (losses) on investments	(312,380,190)

Net realized and unrealized gains (losses) on investments	(110,948,698)

Net decrease in net assets resulting from operations	$(112,755,595)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Small Company Growth Portfolio	33

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment loss	$(1,806,897)	$(3,185,500)
Net realized gains on investments	201,431,492	120,175,795
Net change in unrealized gains (losses) on investments	(312,380,190)	344,244,383

Net increase (decrease) in net assets resulting from operations	(112,755,595)	461,234,678

Capital transactions
Transactions in investors’ beneficial interests
Contributions	200,173,324	105,533,154
Withdrawals	(288,826,821)	(231,798,568)

Net decrease in net assets resulting from capital transactions	(88,653,497)	(126,265,414)

Total increase (decrease) in net assets	(201,409,092)	334,969,264

Net assets
Beginning of period	2,008,493,710	1,673,524,446

End of period	$1,807,084,618	$2,008,493,710

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Growth Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(5.64)%	28.74%	18.15%	(13.86)%	18.07%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.80%	0.82%
Net expenses	0.78%	0.78%	0.79%	0.80%	0.82%
Net investment loss	(0.09)%	(0.18)%	(0.14)%	(0.03)%	(0.32)%
Supplemental data
Portfolio turnover rate	54%	37%	82%	49%	58%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	35

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

36	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,579,784,531 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$490,303,387

Gross unrealized losses	(147,299,623)

Net unrealized gains	$343,003,764

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	37

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$10,379,760	$0	$0	$10,379,760

Consumer discretionary	211,934,055	0	0	211,934,055

Consumer staples	47,155,429	0	0	47,155,429

Energy	28,808,574	0	0	28,808,574

Financials	171,879,322	0	0	171,879,322

Health care	423,872,585	0	0	423,872,585

Industrials	334,551,652	0	0	334,551,652

Information technology	422,780,987	0	0	422,780,987

Materials	59,968,868	0	0	59,968,868

Real estate	16,206,640	0	0	16,206,640

Rights

Consumer discretionary	0	0	0	0

Short-term investments

Investment companies	77,449,512	117,800,911	0	195,250,423

Total assets	$1,804,987,384	$117,800,911	$0	$1,922,788,295

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

38	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $1,037,762,113 and $1,095,235,628, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Small Company Growth Portfolio	39

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

40	Wells Fargo Small Company Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 22.43% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $105,713,520 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $8,526,216 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $30,719,230 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

42	Wells Fargo Small Company Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	43

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

44	Wells Fargo Small Company Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a

Other information (unaudited)	Wells Fargo Small Company Growth Fund	45

summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the three-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or equal to its benchmark, the Russell 2000® Growth Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to, or in range of the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

46	Wells Fargo Small Company Growth Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for the Institutional Class and Class R6, but higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class A and the Administrator Class. The Funds Trust Board noted that the net operating expense ratio cap for Class A of the Gateway Fund would be reduced. The Funds Trust Board also noted that the net operating expense ratios of the Gateway Fund were lower than, equal to, or in range of the median net operating expense ratios of its expense Groups for each share class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	47

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403199 07-19 A285/AR285 05-19

Annual Report

May 31, 2019

Wells Fargo Small Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Small Company Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (SCVAX)	1-31-2002	-19.63	2.84	11.19	-14.72	4.07	11.85	1.46	1.15

Class C (SCVFX)	8-30-2002	-16.73	3.29	11.05	-15.37	3.29	11.05	2.21	1.90

Class R6 (SCVJX)[4]	10-31-2016	–	–	–	-14.38	4.48	12.22	1.03	0.75

Administrator Class (SCVIX)	1-31-2002	–	–	–	-14.65	4.23	12.10	1.38	1.05

Institutional Class (SCVNX)[5]	7-30-2010	–	–	–	-14.46	4.43	12.30	1.13	0.85

Russell 2000® Value Index[6]	–	–	–	–	-11.32	5.00	11.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	7

Growth of $10,000 investment as of May 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[6]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[10]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[12]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Small Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Russell 2000® Value Index for the 12-month period that ended May 31, 2019.

∎

Stock selection within the consumer discretionary and financials sectors detracted from relative results. Within consumer discretionary, investments in an auto supplier and a specialty retailer were the main detractors, while investments in a regional bank and an online financial services provider were the main detractors in the financials sector.

∎

Stock selection in the health care and consumer staples sectors contributed to relative return. Within health care, the Fund’s health care service provider holdings were contributors, while relative strength in the consumer staples sector was led by the Fund’s investment in one of the largest chicken producers in the U.S.

During the period, investors were confronted with higher volatility.

After a period of relative calm, investors were confronted with new challenges that brought increased volatility. Talk of trade wars, an unknown Brexit outcome, a government shutdown, and a hawkish U.S. Federal Reserve (Fed) all affected the market with varying intensities. Large-cap stocks fared the best, rallying to two all-time highs, with a deep December correction in between. Performance dispersion by market capitalization was significant, with large-cap value stocks, as measured by the Russell 1000® Value Index8, outperforming microcap value stocks, as measured by the Russell Midcap® Value Index9, by 16.25%.

Over the reporting period, large-cap stocks, as measured by the Russell 1000® Index10, were up while small-cap stocks, as measured by the Russell 2000® Index11, declined, for a relative outperformance by large caps of 12.52%. Within small caps, growth stocks, as measured by the Russell 2000® Growth Index12, outperformed value stocks, as measured by the Russell 2000® Value Index, by 4.44%. It was a difficult period for small-cap value, as many of the metrics associated with value, including low price/earnings, low price/book, and long-term reversal ratios, were not rewarded.

We favored more defensive sectors of the economy and smaller-capitalization stocks.

Due to increased volatility, we lowered exposure to risk-sensitive sectors of the economy, including consumer discretionary and energy, and increased exposure to more defensive sectors, including consumer staples and utilities. In light of the period’s underperformance by the smallest market cap stocks, we increased the portfolio weighting of stocks under $1 billion in market capitalization.

Ten largest holdings (%) as of May 31, 2019[13]

Northwest Natural Holding Company	1.22

Otter Tail Corporation	1.19

Hawaiian Electric Industries Incorporated	1.16

Armada Hoffler Properties Incorporated	1.15

Independence Realty Trust Incorporated	1.13

Dine Brands Global Incorporated	1.12

One Liberty Properties Incorporated	1.12

Great Southern Bancorp Incorporated	1.09

MDU Resources Group Incorporated	1.08

Hostess Brands Incorporated	1.06

Sector distribution as of May 31, 2019[14]

Stock selection led to the Fund’s underperformance.

The Fund underperformed its benchmark for the 12-month period. Stock selection in health care and consumer staples aided relative performance, while consumer discretionary and financials investments detracted.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	9

In health care, investments in two health care service providers, The Ensign Group, Incorporated, and Molina Healthcare*, Incorporated, were key contributors to performance. Shares of Ensign Group, a skilled nursing operator, outperformed after posting solid occupancy gains, stable reimbursement rates, and improvements in underperforming facilities. Molina Healthcare, which provides managed care services for government-sponsored programs, rose as the company executed on key initiatives to simplify and turn around the business. Operating margins and market share gains improved quicker than expected. Stock selection in the consumer staples sector—notably, Pilgrim’s Pride Corporation—contributed to performance. Pilgrim’s Pride, the second-largest chicken processor in the U.S., outperformed as supply and demand imbalances shifted in the company’s favor, leading to market expectations of improved product pricing.

Within consumer discretionary, Cooper-Standard Holdings Incorporated* and Tailored Brands, Incorporated*, were the main detractors from performance. Cooper-Standard, a global supplier to the automotive industry, underperformed as the company faced weaker demand from Europe and China and expects higher costs associated with international trade uncertainty and tariffs. Tailored Brands, a men’s clothing retailer, continues to struggle with negative traffic trends as consumers shift to competitors with more established e-commerce capabilities. Customers Bancorp, Incorporated, and Enova International, Incorporated, led to the relative underperformance in financials. Customers Bancorp, a full-service bank located in Pennsylvania, underperformed over the past year as the company faced net interest margin pressure and was unable to divest its BankMobile business. Enova, a provider of online financial services, including short-term consumer loans, continues to underperform as ongoing regulatory challenges weigh on the stock.

The stock market appears to be on a sound footing.

The U.S. economy has proven resilient. Interest rates are low, inflation remains tame, unemployment is near cycle lows, U.S. gross domestic product growth is expected to be in the 2.0% to 2.5% range, and earnings should likely grow in the mid-single digits. While the current international trade conflict may drive near-term stock market sentiment, we believe the long-term outlook for the market remains sound.

Small-cap stocks are attractive due to their low valuations relative to large-cap stocks and should benefit if the Fed cuts rates or the U.S. dollar weakens. History also reinforces the case for value relative to growth stocks. As of May 31, 2019, the valuation gap between the Russell 2000® Growth Index and the Russell 2000® Value Index, using next-12-month price/earnings as a measure, has never been wider, at 35 times and 14 times, respectively. Similarly, the trailing 10-year annualized returns for the Russell 2000® Value Index minus the Russell 2000® Growth Index approximate negative 2 standard deviations from the 30-year historical mean, a statistical extreme that has marked past value style troughs.

10	Wells Fargo Small Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period¹,2	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$921.73	$5.48	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.76	1.14%
Class C

Actual	$1,000.00	$918.73	$9.05	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.51	1.89%
Class R6

Actual	$1,000.00	$924.03	$3.57	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.75	0.74%
Administrator Class

Actual	$1,000.00	$922.32	$5.00	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.73	$5.26	1.04%
Institutional Class

Actual	$1,000.00	$923.21	$4.02	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.23	0.84%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Fund	11

Security name	Value

Investment Companies: 99.64%

Affiliated Master Portfolio: 99.64%

Wells Fargo Small Company Value Portfolio	$60,533,578

Total Investment Companies (Cost $73,159,441)	60,533,578

Total investments in securities (Cost $73,159,441)	99.64%	60,533,578

Other assets and liabilities, net	0.36	218,085

Total net assets	100.00%	$60,751,663

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	87%	47%	$(4,999,289)	$(10,331,943)	$1,374,321	$15,017	$62,160	$60,533,578	99.64%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $73,159,441)	$60,533,578
Receivable for Fund shares sold	98,109
Receivable from manager	24,947
Prepaid expenses and other assets	125,599

Total assets	60,782,233

Liabilities
Administration fees payable	8,479
Custodian and accounting fees payable	7,066
Shareholder servicing fees payable	6,426
Payable for Fund shares redeemed	6,271
Distribution fee payable	787
Accrued expenses and other liabilities	1,541

Total liabilities	30,570

Total net assets	$60,751,663

NET ASSETS CONSIST OF
Paid-in capital	$82,657,477
Total distributable loss	(21,905,814)

Total net assets	$60,751,663

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$11,901,502
Shares outstanding – Class A1	491,329
Net asset value per share – Class A	$24.22
Maximum offering price per share – Class A2	$25.70
Net assets – Class C	$1,099,379
Shares outstanding – Class C1	51,183
Net asset value per share – Class C	$21.48
Net assets – Class R6	$730,525
Shares outstanding – Class R6[1]	29,320
Net asset value per share – Class R6	$24.92
Net assets – Administrator Class	$13,904,607
Shares outstanding – Administrator Class[1]	560,678
Net asset value per share – Administrator Class	$24.80
Net assets – Institutional Class	$33,115,650
Shares outstanding – Institutional Class[1]	1,332,008
Net asset value per share – Institutional Class	$24.86

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $1,834)	$1,374,321
Securities lending income allocated from affiliated Master Portfolio	62,160
Affiliated income allocated from affiliated Master Portfolio	15,017
Expenses allocated from affiliated Master Portfolio	(807,282)
Waivers allocated from affiliated Master Portfolio	100,286

Total investment income	744,502

Expenses
Management fee	47,326
Administration fees
Class A	28,840
Class C	3,542
Class R6	149
Administrator Class	39,761
Institutional Class	62,594
Shareholder servicing fees
Class A	34,333
Class C	4,216
Administrator Class	76,260
Distribution fee
Class C	12,648
Custody and accounting fees	9,158
Professional fees	30,570
Registration fees	95,011
Shareholder report expenses	25,328
Trustees’ fees and expenses	21,813
Other fees and expenses	10,773

Total expenses	502,322
Less: Fee waivers and/or expense reimbursements	(285,980)

Net expenses	216,342

Net investment income	528,160

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(4,999,289)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(10,331,943)

Net realized and unrealized gains (losses) on investments	(15,331,232)

Net decrease in net assets resulting from operations	$(14,803,072)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$528,160		$872,024
Net realized gains (losses) on investments		(4,999,289)		41,508,619
Net change in unrealized gains (losses) on investments		(10,331,943)		(18,058,560)

Net increase (decrease) in net assets resulting from operations		(14,803,072)		24,322,083

Distributions to shareholders from net investment income and net realized gains
Class A		(82,268)		(52,718)
Class R6		(4,758)		(2,568)
Administrator Class		(80,883)		(283,478)
Institutional Class		(367,043)		(383,137)

Total distributions to shareholders		(534,952)		(721,901)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,769	2,699,778	60,419	1,605,930
Class C	15,848	366,047	14,660	329,415
Class R6	25,104	690,295	15,174	412,649
Administrator Class	156,576	4,440,193	100,581	2,701,458
Institutional Class	927,734	26,194,616	431,742	11,786,334

		34,390,929		16,835,786

Reinvestment of distributions
Class A	3,218	75,882	1,785	48,755
Class R6	183	4,430	84	2,350
Administrator Class	3,347	80,761	10,156	283,362
Institutional Class	15,183	366,819	13,529	379,367

		527,892		713,834

Payment for shares redeemed
Class A	(160,314)	(4,366,685)	(192,694)	(5,099,087)
Class C	(42,700)	(986,195)	(28,318)	(663,810)
Class R6	(6,898)	(189,905)	(5,501)	(154,810)
Administrator Class	(1,664,950)	(46,927,131)	(392,453)	(10,624,027)
Institutional Class	(1,684,689)	(45,679,163)	(481,774)	(13,221,590)

		(98,149,079)		(29,763,324)

Net decrease in net assets resulting from capital share transactions		(63,230,258)		(12,213,704)

Total increase (decrease) in net assets		(78,568,282)		11,386,478

Net assets
Beginning of period		139,319,945		127,933,467

End of period		$60,751,663		$139,319,945

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $358,050. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$28.60	$24.01	$20.22	$21.42	$20.08
Net investment income	0.09	0.09	0.05	0.08	0.07
Net realized and unrealized gains (losses) on investments	(4.31)	4.58	3.75	(1.25)	1.27

Total from investment operations	(4.22)	4.67	3.80	(1.17)	1.34
Distributions to shareholders from
Net investment income	(0.16)	(0.08)	(0.01)	(0.03)	0.00
Net asset value, end of period	$24.22	$28.60	$24.01	$20.22	$21.42
Total return[1]	(14.72)%	19.48%	18.86%	(5.48)%	6.62%
Ratios to average net assets (annualized)
Gross expenses[2]	1.49%	1.47%	1.47%	1.48%	1.50%
Net expenses[2]	1.15%	1.33%	1.35%	1.37%	1.40%
Net investment income[2]	0.38%	0.46%	0.20%	0.11%	0.33%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$11,902	$15,665	$16,280	$23,151	$26,339

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.38	$21.40	$18.15	$19.34	$18.27
Net investment loss	(0.08)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(3.82)	4.05	3.36	(1.08)	1.15

Total from investment operations	(3.90)	3.98	3.25	(1.19)	1.07
Net asset value, end of period	$21.48	$25.38	$21.40	$18.15	$19.34
Total return[2]	(15.37)%	18.60%	17.97%	(6.20)%	5.86%
Ratios to average net assets (annualized)
Gross expenses[3]	2.22%	2.21%	2.22%	2.23%	2.26%
Net expenses[3]	1.90%	2.08%	2.10%	2.12%	2.15%
Net investment loss[3]	(0.35)%	(0.29)%	(0.54)%	(0.62)%	(0.42)%
Supplemental data
Portfolio turnover rate[4]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$1,099	$1,980	$1,962	$2,004	$2,602

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$29.44	$24.69	$21.37
Net investment income	0.21 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	(4.45)	4.65	3.33

Total from investment operations	(4.24)	4.94	3.41
Distributions to shareholders from
Net investment income	(0.28)	(0.19)	(0.09)
Net asset value, end of period	$24.92	$29.44	$24.69
Total return[3]	(14.38)%	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	1.09%	1.03%	1.02%
Net expenses[4]	0.75%	0.88%	0.90%
Net investment income[4]	0.77%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	168%	144%	110%
Net assets, end of period (000s omitted)	$731	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017[1]	0.83%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.23	$24.53	$20.66	$21.90	$20.49
Net investment income	0.14 [1]	0.20	0.08 [1]	0.13	0.11
Net realized and unrealized gains (losses) on investments	(4.43)	4.63	3.83	(1.30)	1.30

Total from investment operations	(4.29)	4.83	3.91	(1.17)	1.41
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.04)	(0.07)	0.00
Net asset value, end of period	$24.80	$29.23	$24.53	$20.66	$21.90
Total return	(14.65)%	19.71%	19.00%	(5.36)%	6.88%
Ratios to average net assets (annualized)
Gross expenses[2]	1.35%	1.38%	1.39%	1.39%	1.34%
Net expenses[2]	1.05%	1.19%	1.20%	1.20%	1.20%
Net investment income[2]	0.49%	0.59%	0.36%	0.28%	0.52%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	0%
Net assets, end of period (000s omitted)	$13,905	$60,379	$57,591	$64,023	$71,034

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.40	$24.68	$20.77	$22.02	$20.57
Net investment income	0.19 [1]	0.21	0.11	0.08 [1]	0.14
Net realized and unrealized gains (losses) on investments	(4.45)	4.69	3.89	(1.22)	1.31

Total from investment operations	(4.26)	4.90	4.00	(1.14)	1.45
Distributions to shareholders from
Net investment income	(0.28)	(0.18)	(0.09)	(0.11)	0.00
Net asset value, end of period	$24.86	$29.40	$24.68	$20.77	$22.02
Total return	(14.46)%	19.90%	13.70%	(5.13)%	7.05%
Ratios to average net assets (annualized)
Gross expenses[2]	1.14%	1.14%	1.14%	1.14%	1.07%
Net expenses[2]	0.85%	0.99%	1.00%	1.00%	1.00%
Net investment income[2]	0.68%	0.78%	0.55%	0.40%	0.75%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$33,116	$60,973	$52,072	$31,768	$16,850

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 47% of Wells Fargo Small Company Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Value Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $79,104,190 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(18,570,612)

Net unrealized losses	$(18,570,612)

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $3,470,691 in short-term losses and $260,535 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliated Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$60,533,578

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May, 31 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

22	Wells Fargo Small Company Value Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares and 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,375 from the sale of Class A shares and $13 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $136,180,034 and $136,307,131, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Small Company Value Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $534,952 and $721,901 of ordinary income for the years ended May 31, 2019 and May 31, 2018, respectively.

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred

$396,024	$(18,570,612)	$(3,731,226)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$52,718

Class R6	2,568

Administrator Class	283,478

Institutional Class	383,137

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Small Company Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	25

Security name	Shares	Value

Common Stocks: 98.81%

Communication Services: 0.44%

Media: 0.44%

Entercom Communications Corporation	32,952	$190,792

WideOpenWest Incorporated †	50,165	374,231

		565,023

Consumer Discretionary: 9.77%

Auto Components: 0.03%

Horizon Global Corporation †	8,976	36,443

Diversified Consumer Services: 0.69%

Collectors Universe Incorporated	41,800	879,472

Hotels, Restaurants & Leisure: 1.50%

Dine Brands Global Incorporated	15,229	1,437,922

El Pollo Loco Holdings Incorporated †	6,999	73,350

Noodles & Company †	35,415	256,050

Red Lion Hotels Corporation †	18,601	140,996

		1,908,318

Household Durables: 2.46%

Cavco Industries Incorporated †	5,371	771,276

Helen of Troy Limited †	9,752	1,302,965

Hooker Furniture Corporation	39,797	1,067,754

		3,141,995

Leisure Products: 1.44%

Johnson Outdoors Incorporated Class A	16,367	1,208,048

Malibu Boats Incorporated Class A †	17,536	629,542

		1,837,590

Specialty Retail: 1.64%

Dick’s Sporting Goods Incorporated	33,001	1,138,865

Shoe Carnival Incorporated «	37,087	952,765

		2,091,630

Textiles, Apparel & Luxury Goods: 2.01%

Carter’s Incorporated	10,801	908,472

Charles & Colvard Limited †	142,017	346,522

Lakeland Industries Incorporated †	24,175	294,935

Rocky Brands Incorporated	41,781	1,021,963

		2,571,892

Consumer Staples: 6.07%

Food & Staples Retailing: 0.71%

Ingles Markets Incorporated Class A	30,476	908,490

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Food Products: 3.69%

Cal-Maine Foods Incorporated	31,328	$1,159,763

Hostess Brands Incorporated †	101,661	1,361,241

Pilgrim’s Pride Corporation †	38,060	973,194

Sanderson Farms Incorporated	8,866	1,212,071

		4,706,269

Household Products: 1.67%

Central Garden & Pet Company «†	44,322	1,247,664

Spectrum Brands Holdings Incorporated	16,787	884,171

		2,131,835

Energy: 4.13%

Energy Equipment & Services: 1.77%

McDermott International Incorporated «†	46,861	283,040

Newpark Resources Incorporated †	160,714	1,123,391

Patterson-UTI Energy Incorporated	80,380	854,439

		2,260,870

Oil, Gas & Consumable Fuels: 2.36%

Callon Petroleum Company †	130,456	815,350

Southwestern Energy Company †	269,016	965,767

Teekay Tankers Limited Class A †	466,550	522,536

W&T Offshore Incorporated †	167,621	704,008

		3,007,661

Financials: 26.19%

Banks: 15.27%

Banc of California Incorporated	46,034	609,030

Banner Corporation	24,050	1,213,563

Customers Bancorp Incorporated †	62,469	1,231,889

FB Financial Corporation	37,544	1,306,156

Fidelity Southern Corporation	43,415	1,223,001

First Foundation Incorporated	70,446	923,547

First Interstate BancSystem Class A	33,364	1,231,465

Great Southern Bancorp Incorporated	25,183	1,390,605

Heritage Financial Corporation	42,931	1,206,361

Independent Bank Corporation	58,262	1,232,241

Midland States Bancorp Incorporated	51,127	1,252,612

OFG Bancorp	56,211	1,055,643

Orrstown Financial Services Incorporated	21,624	459,294

Popular Incorporated	14,240	743,470

Triumph Bancorp Incorporated †	34,493	968,219

Umpqua Holdings Corporation	75,569	1,206,837

Univest Corporation of Pennsylvania	56,878	1,358,247

Western Alliance Bancorp †	21,206	872,627

		19,484,807

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	27

Security name	Shares	Value

Capital Markets: 1.93%

Blucora Incorporated †	20,331	$629,651

Och Ziff Capital Managemen Group Incorporated	34,673	628,968

Piper Jaffray Companies Incorporated	17,035	1,206,419

		2,465,038

Consumer Finance: 0.19%

Enova International Incorporated †	11,633	248,365

Insurance: 3.75%

American Equity Investment Life Holding Company	45,224	1,280,291

FBL Financial Group Incorporated	18,612	1,145,755

National General Holdings Corporation	44,458	1,010,086

State Auto Financial Corporation	39,481	1,349,855

		4,785,987

Mortgage REITs: 1.96%

Invesco Mortgage Capital Incorporated	52,915	814,362

MFA Financial Incorporated	118,009	830,783

New York Mortgage Trust Incorporated	142,608	861,352

		2,506,497

Thrifts & Mortgage Finance: 3.09%

Homestreet Incorporated †	46,324	1,317,918

OceanFirst Financial Corporation	55,378	1,319,104

Walker & Dunlop Incorporated	25,896	1,301,792

		3,938,814

Health Care: 5.45%

Health Care Equipment & Supplies: 0.38%

Fonar Corporation †	15,437	296,390

LeMaitre Vascular Incorporated	7,338	189,394

		485,784

Health Care Providers & Services: 3.74%

AMN Healthcare Services Incorporated †	18,435	892,991

BioScrip Incorporated †	68,863	142,546

Brookdale Senior Living Incorporated †	72,690	449,224

Ensign Group Incorporated	20,106	1,070,846

Hanger Incorporated †	54,121	1,009,898

LHC Group Incorporated †	7,915	896,611

Tenet Healthcare Corporation †	15,809	315,548

		4,777,664

Pharmaceuticals: 1.33%

Akorn Incorporated †	46,924	193,327

Phibro Animal Health Corporation Class A	11,493	339,963

Prestige Consumer Healthcare Incorporated †	40,040	1,162,361

		1,695,651

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Industrials: 18.44%

Aerospace & Defense: 0.24%

Ducommun Incorporated †	6,704	$302,552

Airlines: 0.27%

Mesa Air Group Incorporated †	37,687	343,705

Building Products: 0.52%

Patrick Industries Incorporated †	16,439	670,547

Commercial Services & Supplies: 1.90%

ACCO Brands Corporation	16,937	124,487

Casella Waste Systems Incorporated Class A †	10,027	388,245

Ceco Environmental Corporation †	32,582	288,351

Ennis Incorporated	67,455	1,249,267

Hudson Technologies Incorporated †	230,921	369,474

		2,419,824

Construction & Engineering: 2.37%

Comfort Systems Incorporated	8,821	416,175

Limbach Holdings Incorporated †	23,756	214,992

MYR Group Incorporated †	39,343	1,270,385

Sterling Construction Company Incorporated †	94,080	1,123,315

		3,024,867

Electrical Equipment: 1.56%

Encore Wire Corporation	21,878	1,091,931

Generac Holdings Incorporated †	16,431	906,170

		1,998,101

Machinery: 4.09%

Columbus McKinnon Corporation	32,130	1,165,034

Federal Signal Corporation	18,472	441,296

Kadant Incorporated	10,659	865,298

Miller Industries Incorporated	32,593	865,344

NN Incorporated	30,227	234,259

Spartan Motors Incorporated	115,855	999,829

Standex International Corporation	7,995	519,995

The Greenbrier Companies Incorporated	4,559	124,050

		5,215,105

Marine: 0.38%

Seaspan Corporation «	51,703	481,355

Professional Services: 3.85%

Barrett Business Services Incorporated	7,469	537,917

BG Staffing Incorporated	13,929	237,072

CBIZ Incorporated †	66,405	1,314,819

Kelly Services Incorporated Class A	48,630	1,142,805

Korn/Ferry International	24,418	1,051,927

WageWorks Incorporated †	12,553	627,273

		4,911,813

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	29

Security name	Shares	Value

Road & Rail: 1.04%

Genesee & Wyoming Incorporated Class A †	13,970	$1,330,223

Trading Companies & Distributors: 2.22%

CAI International Incorporated †	52,696	1,186,714

DXP Enterprises Incorporated †	33,165	1,068,576

Fly Leasing Limited ADR †	35,582	577,852

		2,833,142

Information Technology: 10.28%

Communications Equipment: 0.67%

Lumentum Holdings Incorporated †	15,098	611,016

Plantronics Incorporated	5,913	242,847

		853,863

Electronic Equipment, Instruments & Components: 3.55%

Eplus Incorporated †	14,032	991,501

Insight Enterprises Incorporated †	23,928	1,231,813

Methode Electronics Incorporated	25,881	637,449

Napco Security Technologies Incorporated †	21,326	569,831

PC Connection Incorporated	34,765	1,103,441

		4,534,035

IT Services: 2.09%

Conduent Incorporated †	103,045	917,101

Hackett Group Incorporated	36,185	582,217

TTEC Holdings Incorporated	29,513	1,171,076

		2,670,394

Semiconductors & Semiconductor Equipment: 2.69%

Cohu Incorporated	25,695	373,862

Entegris Incorporated	20,707	711,078

FormFactor Incorporated †	74,337	1,067,479

Rudolph Technologies Incorporated †	55,535	1,281,192

		3,433,611

Software: 1.28%

American Software Incorporated Class A	39,398	499,173

GlobalSCAPE Incorporated	22,751	207,944

Nuance Communications Incorporated †	53,955	926,407

		1,633,524

Materials: 4.92%

Chemicals: 1.46%

Advansix Incorporated †	22,842	556,888

Stepan Company	15,440	1,310,238

		1,867,126

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Construction Materials: 0.85%

Eagle Materials Incorporated	12,599	$1,084,270

Metals & Mining: 1.65%

Kaiser Aluminum Corporation	12,247	1,091,453

Schnitzer Steel Industries Incorporated Class A	47,924	1,011,676

		2,103,129

Paper & Forest Products: 0.96%

PH Glatfelter Company	18,387	268,082

Verso Corporation Class A †	55,747	959,963

		1,228,045

Real Estate: 6.77%

Equity REITs: 6.38%

Armada Hoffler Properties Incorporated	88,940	1,467,510

CareTrust REIT Incorporated	43,138	1,048,685

Global Medical REIT Incorporated	53,964	575,256

Independence Realty Trust Incorporated	131,564	1,444,573

Monmouth Real Estate Investment Corporation	88,138	1,228,644

One Liberty Properties Incorporated	50,335	1,436,561

PotlatchDeltic Corporation	27,881	938,196

		8,139,425

Real Estate Management & Development: 0.39%

Marcus & Millichap Incorporated †	16,408	501,100

Utilities: 6.35%

Electric Utilities: 2.36%

Hawaiian Electric Industries Incorporated	35,697	1,482,853

Otter Tail Corporation	30,741	1,526,905

		3,009,758

Gas Utilities: 2.23%

National Fuel Gas Company	24,001	1,279,493

Northwest Natural Holding Company	22,721	1,563,659

		2,843,152

Multi-Utilities: 1.08%

MDU Resources Group Incorporated	55,806	1,377,292

Water Utilities: 0.68%

Artesian Resources Corporation Class A	24,394	868,670

Total Common Stocks (Cost $129,787,868)		126,114,723

Exchange-Traded Funds: 0.53%

iShares Russell 2000 Index ETF	4,600	670,956

Total Exchange-Traded Funds (Cost $723,470)		670,956

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	31

Security name	Yield	Shares	Value

Short-Term Investments: 2.13%

Investment Companies: 2.13%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%	2,006,789	$2,006,990

Wells Fargo Government Money Market Fund Select Class (I)(u)	2.30	718,186	718,186

Total Short-Term Investments (Cost $2,724,996)			2,725,176

Total investments in securities (Cost $133,236,334)	101.47%	129,510,855

Other assets and liabilities, net	(1.47)	(1,880,436)

Total net assets	100.00%	$127,630,419

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	5,546,867	76,423,623	79,963,701	2,006,789	$(328)	$(172)	$134,621	$2,006,990
Wells Fargo Government Money Market Fund Select Class	851,216	133,591,983	133,725,013	718,186	0	0	26,900	718,186

					$(328)	$(172)	$161,521	$2,725,176	2.13%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Value Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $1,924,347 of security loaned), at value (cost $130,511,338)	$126,785,679
Investments in affiliated securities, at value (cost $2,724,996)	2,725,176
Receivable for investments sold	846,926
Receivable for dividends	101,213
Receivable for securities lending income, net	3,271
Prepaid expenses and other assets	16,551

Total assets	130,478,816

Liabilities
Payable upon receipt of securities loaned	2,006,773
Payable for investments purchased	588,674
Overdraft due to custodian bank	156,444
Advisory fee payable	81,775
Accrued expenses and other liabilities	14,731

Total liabilities	2,848,397

Total net assets	$127,630,419

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Value Portfolio	33

Investment income
Dividends (net of foreign withholding taxes of $3,550)	$2,578,744
Income from affiliated securities	137,210

Total investment income	2,715,954

Expenses
Advisory fee	1,401,687
Custody and accounting fees	23,282
Professional fees	43,785
Shareholder report expenses	2,797
Trustees’ fees and expenses	20,578
Other fees and expenses	6,995

Total expenses	1,499,124
Less: Fee waivers and/or expense reimbursements	(188,541)

Net expenses	1,310,583

Net investment income	1,405,371

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(20,261,005)
Affiliated securities	(328)

Net realized losses on investments	(20,261,333)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(10,952,580)
Affiliated securities	(172)

Net change in unrealized gains (losses) on investments	(10,952,752)

Net realized and unrealized gains (losses) on investments	(31,214,085)

Net decrease in net assets resulting from operations	$(29,808,714)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$1,405,371	$1,619,419
Net realized gains (losses) on investments	(20,261,333)	56,399,955
Net change in unrealized gains (losses) on investments	(10,952,752)	(24,205,675)

Net increase (decrease) in net assets resulting from operations	(29,808,714)	33,813,699

Capital transactions
Transactions in investors’ beneficial interests
Contributions	110,246,678	10,857,996
Withdrawals	(112,205,990)	(99,498,049)

Net decrease in net assets resulting from capital transactions	(1,959,312)	(88,640,053)

Total decrease in net assets	(31,768,026)	(54,826,354)

Net assets
Beginning of period	159,398,445	214,224,799

End of period	$127,630,419	$159,398,445

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Portfolio	35

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(14.51)%	20.10%	19.44%	(4.96)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.85%	0.84%
Net expenses	0.75%	0.84%	0.84%	0.85%	0.84%
Net investment income	0.80%	0.87%	0.72%	0.62%	0.89%
Supplemental data
Portfolio turnover rate	168%	144%	110%	72%	54%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Small Company Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

Notes to financial statements	Wells Fargo Small Company Value Portfolio	37

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $137,451,953 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,468,519

Gross unrealized losses	(14,409,617)

Net unrealized losses	$(7,941,098)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38	Wells Fargo Small Company Value Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$565,023	$0	$0	$565,023

Consumer discretionary	12,467,340	0	0	12,467,340

Consumer staples	7,746,594	0	0	7,746,594

Energy	5,268,531	0	0	5,268,531

Financials	33,429,508	0	0	33,429,508

Health care	6,959,099	0	0	6,959,099

Industrials	23,531,234	0	0	23,531,234

Information technology	13,125,427	0	0	13,125,427

Materials	6,282,570	0	0	6,282,570

Real estate	8,640,525	0	0	8,640,525

Utilities	8,098,872	0	0	8,098,872

Exchange-traded funds	670,956	0	0	670,956

Short-term investments

Investment companies	718,186	2,006,990	0	2,725,176

Total assets	$127,503,865	$2,006,990	$0	$129,510,855

Additional sector, industry or geographic detail for the Portfolio is included in the Portfolio of investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management , an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Notes to financial statements	Wells Fargo Small Company Value Portfolio	39

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $287,125,187 and $287,393,161, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

40	Wells Fargo Small Company Value Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Small Company Value Fund	41

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $534,952 of income dividends paid during the fiscal year ended May 31, 2019 have been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $8,255 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Small Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Small Company Value Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44	Wells Fargo Small Company Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Small Company Value Fund	45

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Value Fund and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

46	Wells Fargo Small Company Value Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Russell 2000® Value Index, for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

Other information (unaudited)	Wells Fargo Small Company Value Fund	47

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an

48	Wells Fargo Small Company Value Fund	Other information (unaudited)

individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403200 07-19 A286/AR286 05-19

Annual Report

May 31, 2019

Wells Fargo Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Bond Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Core Bond Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Core Bond Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (MBFAX)	10-31-2001	1.08	1.36	3.58	5.87	2.30	4.06	0.83	0.78

Class C (MBFCX)	10-31-2001	4.04	1.53	3.25	5.04	1.53	3.25	1.58	1.53

Class R (WTRRX)[4]	7-9-2010	–	–	–	5.61	2.04	3.76	1.08	1.03

Class R4 (MBFRX)[5]	11-30-2012	–	–	–	6.07	2.56	4.31	0.60	0.52

Class R6 (WTRIX)[6]	11-30-2012	–	–	–	6.31	2.72	4.45	0.45	0.37

Administrator Class (MNTRX)	6-30-1997	–	–	–	5.87	2.38	4.12	0.77	0.70

Institutional Class (MBFIX)	10-31-2001	–	–	–	6.18	2.65	4.40	0.50	0.42

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	6.40	2.70	3.83	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	7

Growth of $10,000 investment as of May 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially identical investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[5]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Core Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2019.

∎

Security selection in credit and asset-backed securities (ABS), particularly within Federal Family Education Loan Program (FFELP) student loan ABS, detracted from performance, as did a small sector overweight to credit during the period.

∎	A sector overweight to ABS and commercial mortgage-backed securities (CMBS), driven by our enthusiasm for security selection opportunities in these sectors, was a contributor to performance.

The global economy and markets faced a range of issues.

Early during the period, the U.S. economy began to cool amid signals of a synchronized deceleration of global growth and weakness in China and parts of Europe. Despite this and with trade and political risks mounting, stocks rose to new highs, as market participants were keenly focused on a growing economy and monetary policy, with forecasts for rate hikes extending through 2020. Fixed-income markets also performed well, while rates trended somewhat higher, despite inflationary pressures remaining nonexistent.

Across the Pacific, President Donald Trump met with North Korean leader Kim Jong Un in Singapore as planned in the first-ever summit meeting between leaders of the contending nations. Meanwhile, The Bank of Japan (BOJ) tweaked its long-running monetary stimulus program in potentially a step toward normalization. On the trade front, as previously signaled and with the looming deadline for implementation, the Trump administration slapped tariffs on $200 billion in Chinese goods while China responded with duties of its own on $60 billion in U.S. goods.

In Europe, political risks were averted as Italy finalized its budget agreement with the European Commission, although Brexit negotiations stalled in Parliament despite the travails of Theresa May. The Turkish financial system fell under significant pressure during the summer months and the Turkish lira tumbled to new lows, exacerbating a broader slide in emerging markets. Parts of Europe are presently in recession, with the major centers of economic activity registering anemic growth.

Toward year-end, credit spreads began to widen despite solid reports of gross domestic product (GDP), earnings growth, and with the unemployment rate touching a 45-year low. Following the U.S. elections in November, Democrats seized control of the House of Representatives while Republicans held onto the Senate, in what was a national referendum on President Trump that drew a record number of voters to the polls. As anticipated, the U.S. Federal Reserve (Fed) unanimously decided to raise its key federal funds rate in December, the third hike of the year, and as it turns out, perhaps the last one for quite a while. Stocks plunged in December amid a ferocious flight to quality and following a refusal by President Trump to sign the Senate’s version of a short-term spending bill, the federal government partially shut down just prior to the Christmas holiday and remained shuttered for over a month.

As we moved into 2019, a more tepid Fed has completely reversed course, sounding off a more dovish tone. Stock and credit markets rebounded in spectacular fashion, with the S&P 500 Index9 posting its best January since 1987. The yield curve inverted somewhat during the first months of the year, perhaps a harbinger of the slowdown underway, a result of trade tensions between the U.S. and China. Futures markets indicated a rate cut in the intermediate term, an astounding reversal of conditions from those heading into year-end.

The return of volatility was short-lived, although these events set the stage for security selection opportunities during early 2019. Despite the reversal of stock prices and credit spreads amid the actions of Fed Chair Jay Powell and the Federal Open Market Committee, we believe that the conditions driving volatility remain firmly in place, with doubts surrounding resolution of trade and political risks, while the global economy continues to sputter. We look forward to employing our risk-constrained investment process in what could be very disorderly markets, laden with security price inefficiencies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	9

Ten largest holdings (%) as of May 31, 2019[10]

FNMA, 3.50%, 6-13-2049	5.26

U.S. Treasury Bond, 2.75%, 11-15-2047	2.11

U.S. Treasury Note, 2.75%, 9-20-2020	1.56

U.S. Treasury Note, 2.63%, 7-31-2020	1.55

U.S. Treasury Bond, 3.00%, 2-15-2048	1.55

U.S. Treasury Note, 2.50%, 2-28-2021	1.43

U.S. Treasury Note, 2.38%, 5-15-2029	1.34

U.S. Treasury Note, 1.63%, 2-15-2026	1.33

GNMA, 4.00%, 5-20-2049	1.33

U.S. Treasury Note, 2.13%, 2-29-2024	1.23

Portfolio allocation as of May 31, 2019[11]

Portfolio positioning continues to be driven by our fundamental analysis and assessment of relative-value trading opportunities

We continue to favor ABS with our largest overweight because we view the core sectors of this market as possessing stable fundamentals. We have reduced our position somewhat to control our ABS exposure following its strong performance. We continue to find attractive fundamentals within the core subsectors of the market and relative-value opportunities in both the primary and secondary markets. We found opportunities for favorable security selection within the FFELP and the private student loan spaces.

During the period, we moved to an overweight position in agency mortgage-backed securities (MBS) from an underweight, seeing a healthy opportunity set emerge as market participants adjust to rapid shifts in the interest rate environment. Bottom-up security selection opportunities improved in higher-coupon Government National Mortgage Association securities, along with specified pools and collateralized mortgage obligations (CMOs). The MBS sector is a potential source of significant alpha given heightened interest rate volatility and following a pullback from the Fed, which had been a big buyer of MBS throughout the years of quantitative stimulus.

Based on our fundamental analysis and assessment of relative-value trading opportunities, we maintained a small overweight to credit and have been very close to neutral throughout the period. Although primary market volumes are off from last year, we anticipate a healthy new issuance calendar as a meaningful gateway to liquidity. Despite the tempered overall sector weight to credit, the portfolio is imbedded with dozens of security-level risk exposures, exploiting our view of pricing inefficiencies.

As always, the Fund strategy seeks to neutralize macro variables, including rates and currencies. Therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection, focused on inefficiently priced securities within our investment universe.

We believe fixed-income markets may provide opportunities in 2019.

Amid these adverse developments, markets have swiftly repriced, with Treasuries now pricing in a likelihood of multiple 25-basis-point (100 basis points equal 1.00%) rate cuts or the possibility of a smaller number of larger cuts within the next 12 months. Across the curve, Treasuries rallied in May at the fastest pace since the financial crisis, and equities had the second-worst May in over 50 years. Given that financial markets are pricing in a much different scenario than previously envisioned, market participants will need to assess if the recent economic weakness can moderate somewhat, mitigating recent deceleration and recessionary concerns. Trade headlines, which took an abrupt shift in May, could portend a more difficult period or could yet again trend toward resolution.

We believe fixed-income markets may provide superior security selection opportunities in 2019 and potentially a period of heightened volatility following upheaval late last year and amid the continued volatile interest rate environment. We will seek to add value through our bottom-up, active, relative-value investment management approach while maintaining a disciplined approach to risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise. As always, we remain nimble and agile and stand ready to take advantage of security selection opportunities as they arise.

Please see footnotes on page 7.

10	Wells Fargo Core Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period1,[2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,063.22	$4.01	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C

Actual	$1,000.00	$1,058.95	$7.85	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.69	1.53%
Class R

Actual	$1,000.00	$1,061.48	$5.29	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4

Actual	$1,000.00	$1,064.21	$2.68	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6

Actual	$1,000.00	$1,065.87	$1.90	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class

Actual	$1,000.00	$1,063.22	$3.60	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class

Actual	$1,000.00	$1,064.78	$2.16	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Fund	11

Security name	Value

Investment Companies: 100.40%

Affiliated Master Portfolio: 100.40%

Wells Fargo Core Bond Portfolio	$5,440,706,153

Total Investment Companies (Cost $5,323,727,522)	5,440,706,153

Total investments in securities (Cost $5,323,727,522)	100.40%	5,440,706,153

Other assets and liabilities, net	(0.40)	(21,890,141)

Total net assets	100.00%	$5,418,816,012

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	95%	93%	$(17,410,516)	$182,530,737	$170,926,243	$2,009,973	$5,440,706,153	100.40%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Bond Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $5,323,727,522)	$5,440,706,153
Receivable for Fund shares sold	6,578,462
Receivable from manager	112,038
Prepaid expenses and other assets	35,246

Total assets	5,447,431,899

Liabilities
Payable for Fund shares redeemed	25,517,940
Dividends payable	2,112,242
Administration fees payable	304,339
Distribution fees payable	25,127
Accrued expenses and other liabilities	656,239

Total liabilities	28,615,887

Total net assets	$5,418,816,012

NET ASSETS CONSIST OF
Paid-in capital	$5,435,657,316
Total distributable loss	(16,841,304)

Total net assets	$5,418,816,012

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$302,245,584
Shares outstanding – Class A1	22,766,174
Net asset value per share – Class A	$13.28
Maximum offering price per share – Class A2	$13.91
Net assets – Class C	$34,493,565
Shares outstanding – Class C1	2,623,533
Net asset value per share – Class C	$13.15
Net assets – Class R	$8,565,273
Shares outstanding – Class R1	660,949
Net asset value per share – Class R	$12.96
Net assets – Class R4	$10,804,612
Share outstanding – Class R4[1]	834,074
Net asset value per share – Class R4	$12.95
Net assets – Class R6	$2,513,644,057
Shares outstanding – Class R6[1]	194,157,918
Net asset value per share – Class R6	$12.95
Net assets – Administrator Class	$205,825,349
Shares outstanding – Administrator Class[1]	15,882,064
Net asset value per share – Administrator Class	$12.96
Net assets – Institutional Class	$2,343,237,572
Shares outstanding – Institutional Class[1]	181,051,411
Net asset value per share – Institutional Class	$12.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Core Bond Fund	13

Investment income
Interest allocated from affiliated Master Portfolio	$170,926,243
Affiliated income allocated from affiliated Master Portfolio	2,009,973
Expenses allocated from affiliated Master Portfolio	(18,400,633)

Total investment income	154,535,583

Expenses
Management fee	2,611,490
Administration fees
Class A	493,290
Class C	66,975
Class R	18,393
Class R4	9,017
Class R6	669,196
Administrator Class	264,161
Institutional Class	1,923,317
Shareholder servicing fees
Class A	770,765
Class C	104,649
Class R	28,499
Class R4	11,272
Administrator Class	653,486
Distribution fees
Class C	313,940
Class R	28,740
Custody and accounting fees	185,654
Professional fees	34,888
Registration fees	260,218
Shareholder report expenses	388,241
Trustees’ fees and expenses	21,324
Other fees and expenses	103,153

Total expenses	8,960,668
Less: Fee waivers and/or expense reimbursements	(3,942,997)

Net expenses	5,017,671

Net investment income	149,517,912

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(17,410,516)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	182,530,737

Net realized and unrealized gains (losses) on investments	165,120,221

Net increase in net assets resulting from operations	$314,638,133

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Bond Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$149,517,912		$109,290,228
Net realized losses on investments		(17,410,516)		(51,477,064)
Net change in unrealized gains (losses) on investments		182,530,737		(93,493,410)

Net increase (decrease) in net assets resulting from operations		314,638,133		(35,680,246)

Distributions to shareholders from net investment income and net realized gains
Class A		(7,707,522)		(6,146,453)
Class C		(731,013)		(561,310)
Class R		(258,514)		(203,058)
Class R4		(310,999)		(706,139)
Class R6		(65,026,382)		(24,689,238)
Administrator Class		(6,822,022)		(6,023,458)
Institutional Class		(68,704,939)		(70,984,919)

Total distributions to shareholders		(149,561,391)		(109,314,575)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,814,230	74,731,899	5,948,905	78,111,325
Class C	504,131	6,445,467	660,100	8,585,693
Class R	192,684	2,418,555	314,720	4,024,861
Class R4	232,839	2,916,548	636,388	8,152,388
Class R6	134,743,486	1,690,762,705	65,439,055	837,238,882
Administrator Class	7,054,319	87,991,112	6,358,669	81,613,591
Institutional Class	62,642,714	786,483,803	109,824,335	1,402,149,298

		2,651,750,089		2,419,876,038

Reinvestment of distributions
Class A	517,112	6,661,968	406,222	5,315,016
Class C	27,587	351,123	23,283	301,658
Class R	2,650	33,322	2,181	27,892
Class R4	24,725	310,703	51,321	658,202
Class R6	4,654,160	58,457,025	1,705,109	21,706,594
Administrator Class	528,027	6,640,587	457,541	5,851,867
Institutional Class	4,468,964	56,130,059	4,338,888	55,292,897

		128,584,787		89,154,126

Payment for shares redeemed
Class A	(8,462,820)	(108,862,680)	(8,713,141)	(114,094,388)
Class C	(1,664,172)	(21,223,278)	(1,437,868)	(18,650,713)
Class R	(508,524)	(6,425,841)	(414,247)	(5,296,848)
Class R4	(354,232)	(4,433,486)	(3,109,817)	(39,224,105)
Class R6	(53,758,496)	(673,745,873)	(20,533,471)	(261,667,805)
Administrator Class	(13,129,627)	(165,688,347)	(14,295,796)	(183,753,304)
Institutional Class	(150,751,229)	(1,886,370,187)	(95,212,522)	(1,214,837,005)

		(2,866,749,692)		(1,837,524,168)

Net increase (decrease) in net assets resulting from capital share transactions		(86,414,816)		671,505,996

Total increase in net assets		78,661,926		526,511,175

Net assets
Beginning of period		5,340,154,086		4,813,642,911

End of period		$5,418,816,012		$5,340,154,086

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at May 31, 2018 was $140,624. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.86	$13.22	$13.28	$13.16	$12.98
Net investment income	0.32	0.24	0.19 [1]	0.19 [1]	0.18
Net realized and unrealized gains (losses) on investments	0.42	(0.36)	0.00	0.12	0.19

Total from investment operations	0.74	(0.12)	0.19	0.31	0.37
Distributions to shareholders from
Net investment income	(0.32)	(0.24)	(0.19)	(0.19)	(0.19)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.32)	(0.24)	(0.25)	(0.19)	(0.19)
Net asset value, end of period	$13.28	$12.86	$13.22	$13.28	$13.16
Total return[2]	5.87%	(0.96)%	1.48%	2.36%	2.85%
Ratios to average net assets (annualized)
Gross expenses[3]	0.83%	0.83%	0.83%	0.83%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	2.50%	1.79%	1.40%	1.43%	1.39%
Supplemental data
Portfolio turnover rate[4]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$302,246	$320,208	$360,276	$699,273	$506,043

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.74	$13.09	$13.15	$13.03	$12.86
Net investment income	0.23	0.14	0.09	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.40	(0.35)	0.00	0.12	0.17

Total from investment operations	0.63	(0.21)	0.09	0.21	0.26
Distributions to shareholders from
Net investment income	(0.22)	(0.14)	(0.09)	(0.09)	(0.09)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.22)	(0.14)	(0.15)	(0.09)	(0.09)
Net asset value, end of period	$13.15	$12.74	$13.09	$13.15	$13.03
Total return[1]	5.04%	(1.65)%	0.72%	1.61%	2.02%
Ratios to average net assets (annualized)
Gross expenses[2]	1.58%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	1.75%	1.04%	0.68%	0.68%	0.65%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$34,494	$47,843	$59,049	$66,612	$72,798

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$12.90	$12.97	$12.85	$12.67
Net investment income	0.28 [1]	0.20 [1]	0.15 [1]	0.15 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.41	(0.35)	(0.01)	0.12	0.18

Total from investment operations	0.69	(0.15)	0.14	0.27	0.33
Distributions to shareholders from
Net investment income	(0.28)	(0.20)	(0.15)	(0.15)	(0.15)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.28)	(0.20)	(0.21)	(0.15)	(0.15)
Net asset value, end of period	$12.96	$12.55	$12.90	$12.97	$12.85
Total return	5.61%	(1.19)%	1.15%	2.13%	2.63%
Ratios to average net assets (annualized)
Gross expenses[2]	1.07%	1.08%	1.08%	1.08%	1.08%
Net expenses[2]	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income[2]	2.25%	1.54%	1.18%	1.18%	1.15%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$8,565	$12,230	$13,826	$17,985	$16,411

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R4	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$12.89	$12.95	$12.83	$12.66
Net investment income	0.35	0.26 [1]	0.22	0.22	0.21
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	0.00	0.12	0.18

Total from investment operations	0.75	(0.08)	0.22	0.34	0.39
Distributions to shareholders from
Net investment income	(0.35)	(0.26)	(0.22)	(0.22)	(0.22)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.35)	(0.26)	(0.28)	(0.22)	(0.22)
Net asset value, end of period	$12.95	$12.55	$12.89	$12.95	$12.83
Total return	6.07%	(0.61)%	1.74%	2.65%	3.07%
Ratios to average net assets (annualized)
Gross expenses[2]	0.60%	0.60%	0.60%	0.60%	0.59%
Net expenses[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[2]	2.76%	2.01%	1.70%	1.69%	1.53%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$10,805	$11,680	$43,205	$41,272	$49,261

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.54	$12.89	$12.95	$12.83	$12.66
Net investment income	0.37	0.28	0.24	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.41	(0.35)	0.00	0.12	0.17

Total from investment operations	0.78	(0.07)	0.24	0.36	0.40
Distributions to shareholders from
Net investment income	(0.37)	(0.28)	(0.24)	(0.24)	(0.23)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.28)	(0.30)	(0.24)	(0.23)
Net asset value, end of period	$12.95	$12.54	$12.89	$12.95	$12.83
Total return	6.31%	(0.54)%	1.90%	2.81%	3.23%
Ratios to average net assets (annualized)
Gross expenses[1]	0.45%	0.45%	0.45%	0.45%	0.45%
Net expenses[1]	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[1]	2.92%	2.24%	1.87%	1.84%	1.76%
Supplemental data
Portfolio turnover rate[2]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$2,513,644	$1,360,847	$797,896	$450,791	$726,165

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.56	$12.90	$12.97	$12.85	$12.67
Net investment income	0.33 [1]	0.24 [1]	0.21	0.19	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	(0.02)	0.12	0.18

Total from investment operations	0.73	(0.10)	0.19	0.31	0.37
Distributions to shareholders from
Net investment income	(0.33)	(0.24)	(0.20)	(0.19)	(0.19)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.33)	(0.24)	(0.26)	(0.19)	(0.19)
Net asset value, end of period	$12.96	$12.56	$12.90	$12.97	$12.85
Total return	5.87%	(0.79)%	1.48%	2.47%	2.96%
Ratios to average net assets (annualized)
Gross expenses[2]	0.76%	0.77%	0.77%	0.77%	0.77%
Net expenses[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[2]	2.58%	1.86%	1.50%	1.51%	1.47%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$205,825	$269,057	$373,042	$529,530	$487,981

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	21

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.54	$12.88	$12.95	$12.83	$12.66
Net investment income	0.36	0.28	0.23	0.23	0.22
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	(0.01)	0.12	0.18

Total from investment operations	0.76	(0.06)	0.22	0.35	0.40
Distributions to shareholders from
Net investment income	(0.36)	(0.28)	(0.23)	(0.23)	(0.23)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.36)	(0.28)	(0.29)	(0.23)	(0.23)
Net asset value, end of period	$12.94	$12.54	$12.88	$12.95	$12.83
Total return	6.18%	(0.51)%	1.77%	2.76%	3.17%
Ratios to average net assets (annualized)
Gross expenses[1]	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[1]	2.86%	2.16%	1.82%	1.79%	1.75%
Supplemental data
Portfolio turnover rate[2]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$2,343,238	$3,318,290	$3,166,348	$2,102,073	$1,360,398

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 93% of Wells Fargo Core Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Core Bond Fund	23

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $5,327,126,703 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$113,579,450

Gross unrealized losses	0

Net unrealized gains	$113,579,450

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $66,843,700 in short-term capital losses and $63,431,926 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliated Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,440,706,153

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

24	Wells Fargo Core Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.16%

Class R4, Institutional Class	0.08

Class R6	0.03

Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R shares, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator Class shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $4,814 from the sale of Class A shares. Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$28,336,904,435	$3,924,079,249	$28,111,421,704	$3,918,741,933

Notes to financial statements	Wells Fargo Core Bond Fund	25

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$149,561,391	$109,314,575

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$2,068,662	$113,579,450	$(130,275,626)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$6,146,453

Class C	561,310

Class R	203,058

Class R4	706,139

Class R6	24,689,238

Administrator Class	6,023,458

Institutional Class	70,984,919

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Core Bond Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	27

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 35.93%

FHLMC (1 Month LIBOR +0.30%) ±	2.74%	8-15-2040	$7,772,185	$7,779,180

FHLMC	3.00	5-1-2047	2,314,921	2,322,346

FHLMC	3.00	10-15-2047	20,843,156	21,073,723

FHLMC	3.00	11-15-2047	10,630,330	10,803,519

FHLMC	3.00	6-15-2048	17,807,264	17,870,157

FHLMC	3.50	5-1-2046	12,521,125	12,976,534

FHLMC	3.50	6-1-2046	2,724,710	2,823,810

FHLMC	3.50	2-1-2048	3,454,326	3,549,475

FHLMC	3.50	2-1-2048	20,590,118	21,334,919

FHLMC	3.50	9-1-2048	2,558,774	2,619,746

FHLMC	3.50	11-1-2048	2,324,448	2,379,836

FHLMC (12 Month LIBOR +1.64%) ±	3.86	7-1-2048	3,203,203	3,334,327

FHLMC	4.00	1-1-2035	221,993	233,609

FHLMC	4.00	1-1-2036	352,087	370,514

FHLMC	4.00	10-1-2036	2,252,540	2,370,414

FHLMC	4.00	3-1-2037	536,668	561,431

FHLMC	4.00	3-1-2037	290,226	304,600

FHLMC	4.00	3-1-2037	312,360	328,024

FHLMC	4.00	4-1-2037	2,266,878	2,371,488

FHLMC	4.00	4-1-2037	2,910,994	3,063,144

FHLMC	4.00	10-1-2048	1,128,211	1,164,905

FHLMC	4.00	11-1-2048	491,604	507,119

FHLMC	4.00	5-1-2049	3,475,006	3,520,091

FHLMC	4.50	6-1-2039	255,814	280,057

FHLMC	4.50	7-1-2039	278,358	304,788

FHLMC	5.00	6-1-2044	3,209,000	3,505,463

FHLMC	5.00	5-1-2048	11,800,708	12,832,381

FHLMC	6.50	4-1-2021	273	275

FHLMC Series 1590 Class IA (1 Month LIBOR +1.05%) ±	3.49	10-15-2023	12,875	13,064

FHLMC Series 1897 Class K	7.00	9-15-2026	463	507

FHLMC Series 1935 Class FL (1 Month LIBOR +0.70%) ±	3.14	2-15-2027	1,523	1,538

FHLMC Series 2423 Class MC	7.00	3-15-2032	9,653	11,047

FHLMC Series 264 Class 30	3.00	7-15-2042	17,947,720	18,167,633

FHLMC Series 356 Class 300	3.00	9-15-2047	4,724,209	4,766,917

FHLMC Series 4705 Class A	4.50	9-15-2042	6,879,771	7,356,358

FHLMC Series 4763 Class CA	3.00	9-15-2038	1,903,478	1,959,254

FHLMC Series 4767 Class KA	3.00	3-15-2048	9,510,752	9,740,875

FHLMC Series 4786 Class DP	4.50	7-15-2042	5,321,458	5,487,563

FHLMC Series 4787 Class AK	3.00	5-15-2048	15,120,899	15,162,545

FHLMC Series 4796 Class AK	3.00	5-15-2048	18,818,508	18,870,338

FNMA	1.50	4-25-2043	1,829,865	1,720,545

FNMA (1 Month LIBOR +0.25%) ±	2.73	11-25-2048	12,726,690	12,642,706

FNMA (1 Month LIBOR +0.35%) ±	2.78	5-25-2049	7,637,601	7,622,310

FNMA (1 Month LIBOR +0.40%) ±	2.90	4-25-2059	4,776,474	4,768,354

FNMA (1 Month LIBOR +0.45%) ±	2.93	10-25-2046	15,495,075	15,509,602

FNMA (12 Month LIBOR +1.60%) ±	2.95	8-1-2047	4,031,458	4,104,842

FNMA (a)	3.00	1-1-2049	7,964,000	7,989,215

FNMA	3.00	6-1-2049	6,273,857	6,270,916

FNMA %%	3.00	6-13-2049	6,800,000	6,830,029

FNMA (12 Month LIBOR +1.62%) ±	3.13	3-1-2047	5,602,056	5,721,342

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	3.50%	9-1-2033	$831,583	$860,543

FNMA	3.50	8-1-2034	1,866,314	1,931,293

FNMA	3.50	5-1-2036	7,294,506	7,548,155

FNMA	3.50	9-1-2036	1,211,911	1,254,104

FNMA	3.50	12-1-2036	8,042,566	8,322,256

FNMA	3.50	5-1-2042	18,944,209	19,611,927

FNMA	3.50	3-1-2046	4,890,263	5,064,750

FNMA	3.50	8-1-2048	7,288,073	7,536,554

FNMA	3.50	4-1-2049	33,928,052	34,710,279

FNMA	3.50	5-1-2049	1,878,930	1,922,251

FNMA	3.50	5-1-2049	18,153,501	18,572,035

FNMA	3.50	5-1-2049	38,285,279	39,167,953

FNMA %%	3.50	6-13-2049	299,300,000	305,315,218

FNMA %%	3.50	7-15-2049	38,600,000	39,351,645

FNMA	3.50	9-1-2052	24,211,921	24,876,531

FNMA (12 Month LIBOR +1.61%) ±	3.67	12-1-2048	4,115,194	4,254,609

FNMA (12 Month LIBOR +1.62%) ±	3.75	8-1-2048	2,935,665	3,041,350

FNMA (12 Month LIBOR +1.62%) ±	3.83	9-1-2048	3,019,706	3,143,891

FNMA	4.00	7-1-2033	3,543,166	3,692,698

FNMA	4.00	9-1-2033	6,340,164	6,607,755

FNMA	4.00	7-1-2036	5,820,276	6,120,661

FNMA	4.00	9-1-2036	2,271,970	2,387,005

FNMA	4.00	11-1-2036	1,710,015	1,798,258

FNMA	4.00	12-1-2036	388,227	405,880

FNMA	4.00	10-1-2037	2,983,294	3,110,510

FNMA	4.00	5-1-2045	7,661,814	7,958,802

FNMA	4.00	8-1-2045	5,930,879	6,239,448

FNMA	4.00	9-1-2045	1,462,537	1,546,754

FNMA	4.00	9-1-2045	10,336,134	10,873,902

FNMA	4.00	11-1-2045	5,138,520	5,405,883

FNMA	4.00	10-1-2046	886,135	925,379

FNMA	4.00	12-1-2046	1,031,230	1,076,900

FNMA	4.00	4-1-2047	868,256	918,204

FNMA	4.00	4-1-2047	1,006,073	1,043,863

FNMA	4.00	4-1-2047	983,676	1,030,981

FNMA	4.00	7-1-2047	3,348,699	3,496,122

FNMA	4.00	9-1-2047	4,038,010	4,217,957

FNMA	4.00	10-1-2047	808,205	856,771

FNMA	4.00	10-1-2047	762,318	803,967

FNMA	4.00	10-1-2047	3,079,748	3,217,386

FNMA	4.00	11-1-2047	32,338,964	33,664,195

FNMA	4.00	11-1-2047	483,802	505,424

FNMA	4.00	11-1-2047	967,483	1,010,845

FNMA	4.00	8-1-2048	51,670,751	53,760,699

FNMA	4.00	9-1-2048	36,124,072	37,585,243

FNMA	4.00	3-1-2049	3,463,691	3,619,732

FNMA	4.00	4-1-2049	4,531,609	4,735,764

FNMA	4.00	5-1-2049	572,670	598,469

FNMA %%	4.00	6-13-2049	64,800,000	66,875,625

FNMA %%	4.00	7-15-2049	29,000,000	29,920,584

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	4.50%	5-1-2034	$1,730,111	$1,839,979

FNMA	4.50	6-1-2041	313,844	336,754

FNMA	4.50	3-1-2043	3,497,155	3,752,170

FNMA	4.50	3-1-2044	1,078,543	1,156,629

FNMA	4.50	10-1-2045	5,730,221	6,145,110

FNMA	4.50	2-1-2046	144,030	154,328

FNMA	4.50	3-1-2048	2,400,742	2,551,151

FNMA	4.50	4-1-2048	5,088,841	5,407,674

FNMA	4.50	5-1-2048	3,095,520	3,289,471

FNMA	4.50	10-1-2048	3,133,454	3,329,847

FNMA	4.50	11-1-2048	21,705,404	22,812,994

FNMA	4.50	2-1-2049	17,498,127	18,912,480

FNMA	4.50	2-1-2049	9,696,433	10,480,208

FNMA	4.50	2-1-2049	13,431,592	14,381,959

FNMA	4.50	3-1-2049	25,459,580	26,755,395

FNMA	4.50	3-1-2049	4,910,631	5,228,098

FNMA	4.50	4-1-2049	3,683,752	3,914,036

FNMA	4.50	4-1-2049	4,016,638	4,341,322

FNMA	4.50	5-1-2049	1,632,397	1,734,442

FNMA	5.00	7-1-2044	633,314	679,408

FNMA	5.00	6-1-2048	12,398,461	13,571,496

FNMA	5.00	7-1-2048	360,288	389,534

FNMA	5.00	10-1-2048	191,064	207,624

FNMA	5.00	10-1-2048	8,521,437	9,327,708

FNMA	5.00	11-1-2048	15,917,063	17,414,095

FNMA	5.00	12-1-2048	5,529,603	6,052,828

FNMA	5.00	1-1-2049	12,086,243	13,067,399

FNMA	5.00	1-1-2049	1,775,970	1,929,910

FNMA	5.00	2-1-2049	7,684,921	8,412,109

FNMA	5.00	2-1-2049	16,908,378	18,373,993

FNMA	5.00	2-1-2049	32,348,387	35,409,069

FNMA	5.00	2-1-2049	13,753,389	15,054,692

FNMA	5.00	3-1-2049	8,689,914	9,443,168

FNMA	6.00	4-1-2022	4,640	5,035

FNMA	6.00	2-1-2029	5,270	5,790

FNMA	6.00	3-1-2033	36,786	41,251

FNMA	6.00	11-1-2033	13,438	15,072

FNMA Series 1999-54 Class LH	6.50	11-25-2029	8,500	9,381

FNMA Series 2005-31 Class PB	5.50	4-25-2035	70,000	77,822

FNMA Series 2017-13 Class PA	3.00	8-25-2046	5,656,477	5,801,468

FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,108,000	2,150,471

FNMA Series 2018-14 Class KC	3.00	3-25-2048	6,010,777	6,223,568

FNMA Series 2018-15 Class AB	3.00	3-25-2048	2,105,957	2,121,847

FNMA Series 2018-38 Class LA	3.00	6-25-2048	21,694,884	21,724,504

FNMA Series 2018-43 Class CT	3.00	6-25-2048	17,703,658	17,742,341

FNMA Series 2018-45 Class GA	3.00	6-25-2048	38,429,250	38,513,218

FNMA Series 2018-50 Class BA	3.00	7-25-2048	40,035,888	40,090,585

FNMA Series 2018-56 Class CH	3.00	8-25-2048	8,808,726	8,825,234

FNMA Series 2018-57 Class PT	3.00	8-25-2048	6,986,720	6,999,790

FNMA Series 2018-59 Class DA	3.00	8-25-2048	19,741,917	19,778,914

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA Series 2018-8 Class KL	2.50%	3-25-2047	$7,333,997	$7,298,505

FNMA Series 414 Class A35	3.50	10-25-2042	15,790,613	16,425,866

GNMA	3.50	9-20-2045	601,411	615,362

GNMA	3.50	5-20-2046	3,806,574	3,924,262

GNMA	3.50	7-20-2046	15,912,673	16,435,132

GNMA	3.50	1-20-2047	3,217,958	3,313,151

GNMA	3.50	1-20-2048	11,376,554	11,706,006

GNMA	3.50	1-20-2048	6,596,020	6,788,998

GNMA	3.50	1-20-2048	2,121,850	2,186,730

GNMA	3.50	1-20-2048	5,856,638	6,020,854

GNMA %%	3.50	6-20-2049	32,200,000	33,095,563

GNMA	4.00	12-20-2047	18,772,716	19,460,356

GNMA	4.00	3-20-2048	2,515,863	2,610,663

GNMA	4.00	4-20-2048	3,786,190	3,928,450

GNMA	4.00	4-20-2048	2,933,071	3,047,301

GNMA	4.00	4-20-2048	1,914,122	1,991,410

GNMA	4.00	5-20-2049	3,246,669	3,381,161

GNMA	4.00	5-20-2049	74,415,462	77,029,268

GNMA %%	4.00	6-20-2049	9,502,000	9,852,990

GNMA	4.50	8-15-2047	2,184,232	2,321,446

GNMA	4.50	12-20-2048	4,258,263	4,439,380

GNMA	4.50	1-20-2049	6,771,069	7,059,393

GNMA	4.50	2-20-2049	12,727,275	13,549,317

GNMA	4.50	3-20-2049	6,241,885	6,613,605

GNMA	4.50	3-20-2049	1,470,682	1,558,262

GNMA	4.50	4-20-2049	3,279,800	3,475,141

GNMA	4.50	4-20-2049	10,570,166	11,031,162

GNMA	4.50	5-20-2049	2,793,202	2,959,539

GNMA	4.50	5-20-2049	2,546,361	2,697,995

GNMA	4.50	5-20-2049	1,968,397	2,085,616

GNMA	4.50	5-20-2049	4,155,788	4,341,521

GNMA	5.00	12-20-2039	234,653	256,320

GNMA	5.00	11-20-2045	372,761	405,941

GNMA	5.00	3-20-2048	29,981,739	31,541,292

GNMA	5.00	6-20-2048	14,568,377	15,247,540

GNMA	5.00	11-20-2048	583,826	610,700

GNMA	5.00	12-20-2048	18,821,871	19,735,604

GNMA	5.00	1-20-2049	28,304,353	29,646,316

GNMA	5.00	1-20-2049	10,167,594	10,886,369

GNMA	5.00	2-20-2049	7,736,236	8,118,569

GNMA	5.00	3-20-2049	3,855,953	4,047,825

GNMA	5.00	4-20-2049	30,791,094	32,332,887

GNMA	5.00	5-20-2049	26,852,679	28,191,898

GNMA %%	5.00	6-20-2049	3,593,325	3,777,446

GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,787,636	1,961,629

GNMA Series 2017-167 Class BQ	2.50	8-20-2044	8,933,074	9,045,641

GNMA Series 2019-20 Class JK	3.50	2-20-2049	21,699,274	22,104,952

Total Agency Securities (Cost $2,060,621,235)				2,092,939,090

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 10.42%

Avis Budget Rental Car Funding LLC Series 2017-1A Class A 144A	3.07%	9-20-2023	$1,620,000	$1,640,508

Avis Budget Rental Car Funding LLC Series 2019-1A Class A 144A	3.45	3-20-2023	1,209,000	1,233,981

Avis Budget Rental Car Funding LLC Series 2019-2A Class A 144A	3.35	9-22-2025	10,161,000	10,407,626

Capital Auto Receivables Asset Trust Series 2016-1 Class A4	1.98	10-20-2020	434,813	434,469

Capital Auto Receivables Asset Trust Series 2016-2 Class A4	1.63	1-20-2021	532,377	531,330

College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A±	4.08	11-26-2046	4,090,008	4,158,482

College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	2,749,636	2,887,691

Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	2,398,000	2,413,134

Ford Credit Auto Owner Trust Series 2017-2 Class A 144A	2.36	3-15-2029	13,970,000	13,994,093

Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	14,175,000	14,481,960

Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	6,304,000	6,562,710

Ford Credit Auto Owner Trust Series 2019-1 Class A 144A	3.52	7-15-2030	11,354,000	11,763,396

General Motors Trust Series 2019-1 Class A 144A	2.70	4-15-2024	5,382,000	5,430,350

GM Financial Automobile Leasing Trust Series 2019-2 Class A4	2.72	3-20-2023	3,227,000	3,257,398

Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73	3-25-2021	2,816,000	2,817,533

Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	5,139,000	5,130,967

Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	4,050,000	4,062,164

Hertz Vehicle Financing LLC Series 2016-3A Class B 144A	3.11	7-25-2020	2,186,000	2,185,194

Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	518,000	516,831

Hertz Vehicle Financing LLC Series 2017-1A Class A 144A	2.96	10-25-2021	4,777,000	4,790,223

Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	4,212,000	4,265,266

Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	5,490,000	5,598,546

Hertz Vehicle Financing LLC Series 2018-3A Class A 144A	4.03	7-25-2024	5,685,000	5,918,296

Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	8,669,000	8,871,550

Hertz Vehicle Financing LLC Series 2019-2A Class A 144A	3.42	5-25-2025	15,301,000	15,396,862

Hyundai Floorplan Master Owner Trust Series 2019-1 Class A 144A	2.68	4-15-2024	9,893,000	9,981,853

Navient Student Loan Trust Series 2014-1 Class A3 (1 Month LIBOR +0.51%) ±	2.95	6-25-2031	4,722,189	4,657,416

Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) 144A±	4.04	10-15-2031	6,169,000	6,322,467

Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	3.14	9-16-2024	992,667	993,344

Navient Student Loan Trust Series 2015-1 Class A2 (1 Month LIBOR +0.60%) ±	3.04	4-25-2040	12,562,644	12,453,201

Navient Student Loan Trust Series 2015-CA Class B 144A	3.25	5-15-2040	1,245,931	1,245,999

Navient Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.70%) 144A±	3.14	2-25-2070	7,591,081	7,503,738

Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) 144A±	3.29	6-25-2065	1,994,057	2,001,975

Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	4.59	12-15-2045	2,715,169	2,803,206

Navient Student Loan Trust Series 2017-2A Class A (1 Month LIBOR +0.77%) 144A±	3.20	9-25-2065	8,095,551	8,008,330

Navient Student Loan Trust Series 2017-3A Class A (1 Month LIBOR +0.85%) 144A±	3.28	2-25-2066	8,277,371	8,272,828

Navient Student Loan Trust Series 2017-5A Class A (1 Month LIBOR +0.80%) 144A±	3.23	7-26-2066	3,962,600	3,942,365

Navient Student Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.34	12-16-2058	8,966,000	9,010,544

Navient Student Loan Trust Series 2018-A Class A2 144A	3.19	2-18-2042	2,233,000	2,258,209

Navient Student Loan Trust Series 2018-BA Class A2A 144A	3.61	12-15-2059	4,454,000	4,596,825

Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	2,507,000	2,562,574

Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	10,280,000	10,710,181

Navient Student Loan Trust Series 2018-EA Class A2 144A	4.00	12-15-2059	6,822,000	7,163,011

Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	3.48	2-27-2068	6,311,000	6,366,542

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42%	1-15-2043	$11,950,000	$12,246,140

Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	8,228,000	8,447,038

Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	8,809,000	8,966,693

Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.74	1-25-2037	8,034,857	7,863,846

Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	2.76	10-27-2036	2,839,055	2,778,652

Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	2.69	10-25-2033	16,003,054	15,829,662

Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	2.71	3-23-2037	20,170,951	19,931,362

Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	2.73	12-24-2035	18,062,982	17,990,259

Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	2.79	3-22-2032	4,106,160	3,965,890

Nelnet Student Loan Trust Series 2010-2A Class A (3 Month LIBOR +0.85%) 144A±	3.45	9-25-2048	17,184,067	17,236,047

Nelnet Student Loan Trust Series 2012-4A Class A (1 Month LIBOR +0.70%) 144A±	3.13	9-27-2038	13,236,922	13,147,897

Nelnet Student Loan Trust Series 2013-1A Class A (1 Month LIBOR +0.60%) 144A±	3.03	6-25-2041	4,223,425	4,174,327

Nelnet Student Loan Trust Series 2014-1A Class A (1 Month LIBOR +0.57%) 144A±	3.00	9-25-2041	2,253,812	2,239,976

Nelnet Student Loan Trust Series 2015-2A Class A2 (1 Month LIBOR +0.60%) 144A±	3.03	9-25-2047	5,513,620	5,467,717

Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	3.23	9-25-2065	7,821,259	7,848,315

Nelnet Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.44%) 144A±	2.93	9-27-2066	2,846,000	2,831,841

Santander Retail Auto Lease Trust Series 2019-A Class A3 144A	2.77	6-20-2022	2,936,000	2,968,833

SLC Student Loan Trust Series 2005-2 Class A4 (3 Month LIBOR +0.16%) ±	2.77	12-15-2039	5,478,000	5,301,276

SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) 144A±	3.36	12-15-2032	3,692,307	3,631,679

SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) 144A±	3.18	10-25-2029	12,249,000	12,191,006

SLM Student Loan Trust Series 2005-3 Class A6 (3 Month LIBOR +0.15%) ±	2.73	4-25-2040	5,328,000	5,127,834

SLM Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.69	7-26-2021	11,465,566	11,290,396

SLM Student Loan Trust Series 2006-10 Class A6 (3 Month LIBOR +0.15%) ±	2.73	3-25-2044	9,462,000	9,036,185

SLM Student Loan Trust Series 2006-3 Class A5 (3 Month LIBOR +0.10%) ±	2.68	1-25-2021	6,672,960	6,595,990

SLM Student Loan Trust Series 2007-1 Class A6 (3 Month LIBOR +0.14%) ±	2.72	1-27-2042	11,518,000	10,913,285

SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	2.64	7-25-2022	11,151,452	10,845,886

SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	2.83	3-25-2025	1,809,335	1,755,998

SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	3.38	9-25-2028	12,785,951	12,659,479

SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	3.13	1-25-2029	11,032,199	10,865,619

SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	3.18	5-26-2026	2,926,238	2,902,406

SLM Student Loan Trust Series 2013-B Class A2B (1 Month LIBOR +1.10%) 144A±	3.54	6-17-2030	164,837	165,001

SMB Private Education Loan Trust Series 2015-A Class A2B (1 Month LIBOR +1.00%) 144A±	3.44	6-15-2027	3,658,189	3,678,937

SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	661,153	665,881

SMB Private Education Loan Trust Series 2015-C Class A2B (1 Month LIBOR +1.40%) 144A±	3.84	7-15-2027	1,988,596	2,011,274

SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	8,788,194	8,816,030

SMB Private Education Loan Trust Series 2016-A Class A2B (1 Month LIBOR +1.50%) 144A±	3.94	5-15-2031	11,555,866	11,776,497

SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	4,190,401	4,175,251

SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.89	2-17-2032	11,539,499	11,770,636

SMB Private Education Loan Trust Series 2016-C Class A2A 144A	2.34	9-15-2034	9,445,370	9,390,685

SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	3.54	9-15-2034	4,524,082	4,556,302

SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.34	9-15-2034	3,416,926	3,432,336

SMB Private Education Loan Trust Series 2017-B Class A2B (1 Month LIBOR +0.75%) 144A±	3.19	10-15-2035	7,998,000	7,978,923

SMB Private Education Loan Trust Series 2018-A Class A2B (1 Month LIBOR +0.80%) 144A±	3.24	2-15-2036	2,732,000	2,722,329

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63%	11-15-2035	$1,872,000	$1,950,901

SMB Private Education Loan Trust Series 2018-C Class A2B (1 Month LIBOR +0.75%) 144A±	3.19	11-15-2035	4,877,000	4,847,267

SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	9,258,000	9,550,951

Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.95	2-25-2028	6,909	6,878

World Financial Network Credit Card Master Trust Series 2016-C Class A	1.72	8-15-2023	3,854,000	3,841,200

World Financial Network Credit Card Master Trust Series 2018-B Class A	3.46	7-15-2025	2,577,000	2,641,759

World Omni Auto Receivables Trust Series 2016-A Class A4	1.95	5-16-2022	6,143,000	6,110,781

Total Asset-Backed Securities (Cost $601,049,965)				606,746,521

Corporate Bonds and Notes: 19.84%

Communication Services: 2.11%

Diversified Telecommunication Services: 0.81%

AT&T Incorporated	3.40	5-15-2025	4,049,000	4,091,399

AT&T Incorporated	4.30	2-15-2030	1,414,000	1,462,720

AT&T Incorporated	4.35	3-1-2029	3,089,000	3,224,315

AT&T Incorporated	4.85	3-1-2039	1,991,000	2,043,318

AT&T Incorporated	5.15	2-15-2050	5,406,000	5,661,026

AT&T Incorporated	5.25	3-1-2037	1,184,000	1,271,194

AT&T Incorporated	5.45	3-1-2047	1,432,000	1,575,152

AT&T Incorporated	5.70	3-1-2057	1,185,000	1,330,807

Verizon Communications Incorporated 144A	4.02	12-3-2029	2,086,000	2,204,100

Verizon Communications Incorporated	4.13	8-15-2046	5,862,000	5,871,322

Verizon Communications Incorporated	4.27	1-15-2036	1,904,000	1,968,883

Verizon Communications Incorporated	4.33	9-21-2028	5,440,000	5,886,335

Verizon Communications Incorporated	4.40	11-1-2034	4,314,000	4,588,336

Verizon Communications Incorporated	4.52	9-15-2048	990,000	1,043,231

Verizon Communications Incorporated	4.67	3-15-2055	526,000	563,429

Verizon Communications Incorporated	5.01	4-15-2049	990,000	1,119,026

Verizon Communications Incorporated	5.50	3-16-2047	2,939,000	3,550,577

				47,455,170

Entertainment: 0.09%

The Walt Disney Company «	4.13	6-1-2044	1,010,000	1,100,981

The Walt Disney Company 144A	4.95	10-15-2045	1,921,000	2,345,212

Viacom Incorporated	5.85	9-1-2043	1,682,000	1,877,029

				5,323,222

Media: 1.21%

Charter Communications Operating LLC	4.46	7-23-2022	1,946,000	2,017,373

Comcast Corporation	3.30	10-1-2020	11,289,000	11,408,257

Comcast Corporation	3.45	10-1-2021	5,001,000	5,107,451

Comcast Corporation	3.70	4-15-2024	6,922,000	7,225,837

Comcast Corporation	3.95	10-15-2025	3,602,000	3,814,752

Comcast Corporation	4.00	3-1-2048	3,022,000	3,026,057

Comcast Corporation	4.15	10-15-2028	4,537,000	4,867,278

Comcast Corporation	4.60	10-15-2038	6,164,000	6,735,629

Comcast Corporation	4.70	10-15-2048	1,012,000	1,126,342

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Comcast Corporation	4.95%	10-15-2058	$1,506,000	$1,726,599

Discovery Communications LLC	4.13	5-15-2029	4,858,000	4,892,711

Discovery Communications LLC	5.20	9-20-2047	2,938,000	2,939,414

Discovery Communications LLC	5.30	5-15-2049	3,069,000	3,062,798

Fox Corporation 144A	4.03	1-25-2024	2,123,000	2,223,997

Fox Corporation 144A	4.71	1-25-2029	1,419,000	1,551,848

Fox Corporation 144A	5.58	1-25-2049	2,273,000	2,652,984

Time Warner Cable Incorporated	6.55	5-1-2037	1,408,000	1,558,547

Warner Media LLC	5.35	12-15-2043	994,000	1,072,180

Warner Media LLC	5.38	10-15-2041	1,590,000	1,718,820

Warner Media LLC	3.80	2-15-2027	1,615,000	1,647,812

				70,376,686

Consumer Discretionary: 0.44%

Automobiles: 0.09%

General Motors Company	5.95	4-1-2049	5,270,000	5,160,928

Hotels, Restaurants & Leisure: 0.13%

GLP Capital LP / GLP Financing II Incorporated	5.30	1-15-2029	2,087,000	2,220,672

McDonald’s Corporation	4.45	9-1-2048	1,197,000	1,257,128

Starbucks Corporation	3.75	12-1-2047	696,000	649,110

Starbucks Corporation	3.80	8-15-2025	211,000	220,619

Starbucks Corporation	4.45	8-15-2049	994,000	1,025,037

Starbucks Corporation	4.50	11-15-2048	2,188,000	2,274,395

				7,646,961

Specialty Retail: 0.22%

Home Depot Incorporated	4.50	12-6-2048	2,990,000	3,359,436

Lowe’s Companies Incorporated	3.65	4-5-2029	9,480,000	9,593,805

				12,953,241

Consumer Staples: 1.96%

Beverages: 0.56%

Anheuser-Busch InBev Company	3.65	2-1-2026	4,148,000	4,223,676

Anheuser-Busch InBev Company	4.90	2-1-2046	6,566,000	6,769,213

Anheuser-Busch InBev Worldwide Incorporated	4.15	1-23-2025	6,259,000	6,612,059

Anheuser-Busch InBev Worldwide Incorporated	4.90	1-23-2031	3,544,000	3,927,197

Anheuser-Busch InBev Worldwide Incorporated	5.55	1-23-2049	2,377,000	2,697,799

Constellation Brands Incorporated	3.20	2-15-2023	1,002,000	1,013,210

Constellation Brands Incorporated	3.50	5-9-2027	1,432,000	1,437,212

Constellation Brands Incorporated	3.60	2-15-2028	3,163,000	3,184,731

Constellation Brands Incorporated	3.70	12-6-2026	1,689,000	1,723,800

Constellation Brands Incorporated	4.40	11-15-2025	306,000	327,037

Constellation Brands Incorporated	4.50	5-9-2047	596,000	601,093

				32,517,027

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Food & Staples Retailing: 0.61%

Costco Wholesale Corporation	2.75%	5-18-2024	$5,158,000	$5,224,439

Costco Wholesale Corporation	3.00	5-18-2027	6,814,000	6,951,417

Walmart Incorporated	3.25	7-8-2029	5,380,000	5,539,873

Walmart Incorporated	3.55	6-26-2025	5,224,000	5,491,256

Walmart Incorporated	3.70	6-26-2028	10,379,000	11,050,069

Walmart Incorporated	4.05	6-29-2048	1,018,000	1,109,533

				35,366,587

Food Products: 0.52%

Kraft Heinz Foods Company	2.80	7-2-2020	6,027,000	6,028,594

Kraft Heinz Foods Company	3.00	6-1-2026	1,656,000	1,562,605

Kraft Heinz Foods Company	4.38	6-1-2046	2,909,000	2,562,778

Kraft Heinz Foods Company	5.20	7-15-2045	704,000	692,355

Mars Incorporated 144A	4.13	4-1-2054	2,560,000	2,635,262

Nestle Holdings Incorporated 144A	3.10	9-24-2021	2,280,000	2,318,240

Nestle Holdings Incorporated 144A	3.35	9-24-2023	2,988,000	3,084,227

Nestle Holdings Incorporated 144A	3.50	9-24-2025	4,705,000	4,917,765

Nestle Holdings Incorporated 144A	3.63	9-24-2028	2,289,000	2,427,207

Nestle Holdings Incorporated 144A	3.90	9-24-2038	2,254,000	2,386,749

Nestle Holdings Incorporated 144A	4.00	9-24-2048	1,810,000	1,921,032

				30,536,814

Tobacco: 0.27%

Altria Group Incorporated	4.40	2-14-2026	2,151,000	2,239,386

Altria Group Incorporated	4.80	2-14-2029	2,119,000	2,213,111

Altria Group Incorporated	5.95	2-14-2049	1,049,000	1,149,416

BAT Capital Corporation	2.30	8-14-2020	3,055,000	3,040,328

BAT Capital Corporation	3.22	8-15-2024	3,145,000	3,113,317

BAT Capital Corporation	4.54	8-15-2047	627,000	564,106

Reynolds American Incorporated	5.85	8-15-2045	3,037,000	3,150,698

				15,470,362

Energy: 1.73%

Oil, Gas & Consumable Fuels: 1.73%

Anadarko Finance Company	7.50	5-1-2031	1,049,000	1,371,204

Anadarko Petroleum Corporation	4.85	3-15-2021	1,805,000	1,864,454

Anadarko Petroleum Corporation	6.60	3-15-2046	1,053,000	1,351,932

Andeavor Logistics LP	3.50	12-1-2022	2,302,000	2,343,794

Andeavor Logistics LP	5.20	12-1-2047	2,856,000	2,911,445

BP Capital Markets America Incorporated	3.41	2-11-2026	5,489,000	5,632,860

BP Capital Markets America Incorporated	3.80	9-21-2025	6,044,000	6,343,593

BP Capital Markets America Incorporated	3.94	9-21-2028	12,407,000	13,136,632

Cimarex Energy Company	4.38	3-15-2029	5,893,000	6,149,292

Devon Energy Corporation	5.60	7-15-2041	3,287,000	3,795,609

Energy Transfer Operating Partners LP	5.25	4-15-2029	1,765,000	1,904,713

Energy Transfer Operating Partners LP	5.50	6-1-2027	3,534,000	3,824,444

Energy Transfer Operating Partners LP	5.88	1-15-2024	5,928,000	6,476,263

Energy Transfer Operating Partners LP	6.13	12-15-2045	1,005,000	1,091,380

Energy Transfer Operating Partners LP	6.25	4-15-2049	3,061,000	3,419,222

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Enterprise Products Operating LLC	3.75%	2-15-2025	$2,004,000	$2,076,930

Kinder Morgan Energy Partners LP	5.50	3-1-2044	1,457,000	1,550,095

Kinder Morgan Energy Partners LP	6.95	1-15-2038	1,005,000	1,239,066

Kinder Morgan Energy Partners LP	7.30	8-15-2033	310,000	394,096

Kinder Morgan Incorporated 144A	5.00	2-15-2021	6,143,000	6,356,732

Kinder Morgan Incorporated	5.55	6-1-2045	2,739,000	2,971,013

Marathon Oil Corporation	4.40	7-15-2027	2,103,000	2,182,488

Marathon Oil Corporation	5.20	6-1-2045	2,103,000	2,242,840

Marathon Oil Corporation	6.60	10-1-2037	527,000	632,080

Marathon Petroleum Corporation	4.75	9-15-2044	2,178,000	2,190,365

MPLX LP	4.13	3-1-2027	2,418,000	2,450,300

MPLX LP	4.70	4-15-2048	927,000	878,493

MPLX LP	5.50	2-15-2049	2,683,000	2,836,271

Murphy Oil Corporation	5.88	12-1-2042	220,000	194,022

Sunoco Logistics Partner LP	5.30	4-1-2044	2,579,000	2,543,037

Sunoco Logistics Partner LP	5.40	10-1-2047	985,000	994,706

Western Gas Partners LP	5.50	8-15-2048	2,097,000	2,014,235

Williams Companies Incorporated	3.90	1-15-2025	1,449,000	1,491,608

Williams Companies Incorporated	4.55	6-24-2024	2,467,000	2,617,549

Williams Companies Incorporated	5.75	6-24-2044	1,209,000	1,319,952

				100,792,715

Financials: 4.72%

Banks: 2.36%

Bank of America Corporation	3.25	10-21-2027	149,000	147,965

Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	20,677,000	20,646,838

Bank of America Corporation (3 Month LIBOR +0.97%) ±	3.46	3-15-2025	10,854,000	11,045,490

Bank of America Corporation (3 Month LIBOR +1.06%) ±	3.56	4-23-2027	6,319,000	6,436,951

Bank of America Corporation (3 Month LIBOR +1.21%) ±	3.97	2-7-2030	1,909,000	1,979,270

Bank of America Corporation (3 Month LIBOR +1.81%) ±	4.24	4-24-2038	2,219,000	2,321,044

Bank of America Corporation (3 Month LIBOR +1.31%) ±	4.27	7-23-2029	2,529,000	2,672,988

BB&T Corporation	3.05	6-20-2022	6,985,000	7,083,171

BB&T Corporation	3.88	3-19-2029	7,788,000	8,121,122

Citibank NA (3 Month LIBOR +0.60%) ±	2.84	5-20-2022	12,078,000	12,110,024

Citigroup Incorporated	3.20	10-21-2026	3,843,000	3,829,329

Citigroup Incorporated (3 Month LIBOR +0.90%) ±	3.35	4-24-2025	14,798,000	14,979,512

Citigroup Incorporated (3 Month LIBOR +1.39%) ±	3.67	7-24-2028	1,093,000	1,108,287

Citigroup Incorporated (3 Month LIBOR +1.34%) ±	3.98	3-20-2030	5,945,000	6,151,300

JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	12,944,000	13,092,929

JPMorgan Chase & Company (3 Month LIBOR +1.16%) ±	3.70	5-6-2030	5,325,000	5,428,702

JPMorgan Chase & Company (3 Month LIBOR +1.36%) ±	3.88	7-24-2038	7,283,000	7,337,407

JPMorgan Chase & Company (3 Month LIBOR +1.12%) ±	4.01	4-23-2029	3,989,000	4,167,703

PNC Financial Services	3.45	4-23-2029	8,480,000	8,660,001

				137,320,033

Capital Markets: 0.76%

Blackrock Incorporated	3.25	4-30-2029	2,057,000	2,105,636

Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,201,000	2,198,627

Goldman Sachs Group Incorporated	3.50	11-16-2026	6,988,000	7,010,986

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	37

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)

Goldman Sachs Group Incorporated (3 Month LIBOR +1.43%) ±	4.41%	4-23-2039	$2,863,000	$2,955,638

Lazard Group LLC	4.38	3-11-2029	634,000	657,521

Lazard Group LLC	4.50	9-19-2028	4,123,000	4,327,361

Morgan Stanley	2.75	5-19-2022	24,000	24,002

Morgan Stanley	3.70	10-23-2024	8,292,000	8,577,994

Morgan Stanley (3 Month LIBOR +1.43%) ±	4.46	4-22-2039	1,895,000	2,025,590

PPL Capital Funding Incorporated	3.10	5-15-2026	1,406,000	1,379,859

PPL Capital Funding Incorporated	3.40	6-1-2023	599,000	608,939

PPL Capital Funding Incorporated	4.00	9-15-2047	720,000	686,628

PPL Capital Funding Incorporated	4.70	6-1-2043	399,000	426,082

PPL Capital Funding Incorporated	5.00	3-15-2044	1,490,000	1,633,275

The Charles Schwab Corporation	3.25	5-22-2029	9,705,000	9,838,420

				44,456,558

Consumer Finance: 0.64%

Ally Financial Incorporated	3.88	5-21-2024	4,671,000	4,647,645

American Express Company	2.75	5-20-2022	6,619,000	6,644,577

American Express Company	3.13	5-20-2026	6,619,000	6,644,113

Ford Motor Credit Company LLC «	3.82	11-2-2027	1,887,000	1,733,918

Ford Motor Credit Company LLC	4.75	1-15-2043	8,753,000	7,225,419

Ford Motor Credit Company LLC	5.11	5-3-2029	2,054,000	2,016,869

Ford Motor Credit Company LLC	5.29	12-8-2046	917,000	805,364

Synchrony Financial	4.38	3-19-2024	1,011,000	1,039,349

Synchrony Financial	4.50	7-23-2025	2,016,000	2,063,123

Synchrony Financial	5.15	3-19-2029	4,188,000	4,345,955

				37,166,332

Insurance: 0.96%

American International Group Incorporated	4.20	4-1-2028	3,088,000	3,203,218

American International Group Incorporated	4.25	3-15-2029	2,019,000	2,100,323

American International Group Incorporated	4.38	1-15-2055	1,548,000	1,465,046

American International Group Incorporated	4.50	7-16-2044	1,697,000	1,711,658

American International Group Incorporated	6.25	5-1-2036	1,773,000	2,113,168

Aon Corporation	3.75	5-2-2029	5,775,000	5,860,182

Berkshire Hathaway Finance Corporation	4.25	1-15-2049	6,611,000	7,118,745

Liberty Mutual Group Incorporated 144A	4.25	6-15-2023	449,000	471,754

Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	5,611,000	5,978,951

Markel Corporation	5.00	5-20-2049	3,026,000	3,112,584

Prudential Financial Incorporated	4.35	2-25-2050	5,925,000	6,327,939

Prudential Financial Incorporated	4.60	5-15-2044	994,000	1,095,252

Reinsurance Group of America Incorporated	3.90	5-15-2029	3,984,000	4,041,765

Torchmark Corporation	4.55	9-15-2028	6,044,000	6,547,876

Willis North America Incorporated	4.50	9-15-2028	4,604,000	4,861,983

				56,010,444

Health Care: 2.72%

Biotechnology: 0.42%

AbbVie Incorporated	2.50	5-14-2020	7,659,000	7,647,333

AbbVie Incorporated	4.25	11-14-2028	3,541,000	3,670,468

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Biotechnology (continued)

AbbVie Incorporated	4.88%	11-14-2048	$1,155,000	$1,161,704

Celgene Corporation	2.75	2-15-2023	7,170,000	7,189,482

Celgene Corporation	2.88	2-19-2021	1,987,000	2,000,426

Celgene Corporation	3.90	2-20-2028	1,068,000	1,120,936

Celgene Corporation	4.35	11-15-2047	985,000	1,039,232

Gilead Sciences Incorporated	4.15	3-1-2047	599,000	594,725

				24,424,306

Health Care Equipment & Supplies: 0.82%

Abbott Laboratories	3.40	11-30-2023	1,118,000	1,153,396

Abbott Laboratories	3.75	11-30-2026	3,651,000	3,855,509

Abbott Laboratories	3.88	9-15-2025	828,000	875,361

Abbott Laboratories	4.90	11-30-2046	5,896,000	6,959,981

Becton Dickinson & Company	2.40	6-5-2020	6,706,000	6,681,448

Becton Dickinson & Company	3.36	6-6-2024	2,267,000	2,301,136

Becton Dickinson & Company	3.70	6-6-2027	3,370,000	3,454,274

Becton Dickinson & Company	3.73	12-15-2024	5,340,000	5,507,892

Becton Dickinson & Company	4.69	12-15-2044	3,178,000	3,420,013

Boston Scientific Corporation	3.75	3-1-2026	3,295,000	3,417,714

Boston Scientific Corporation	4.00	3-1-2028	1,974,000	2,066,756

Boston Scientific Corporation	4.00	3-1-2029	2,434,000	2,561,585

Boston Scientific Corporation	4.70	3-1-2049	2,194,000	2,399,369

Edwards Lifesciences Corporation	4.30	6-15-2028	2,891,000	3,072,243

				47,726,677

Health Care Providers & Services: 0.77%

CVS Health Corporation	3.70	3-9-2023	2,044,000	2,089,206

CVS Health Corporation	4.00	12-5-2023	2,997,000	3,099,459

CVS Health Corporation	4.10	3-25-2025	2,020,000	2,091,084

CVS Health Corporation	4.30	3-25-2028	6,624,000	6,825,997

CVS Health Corporation	4.78	3-25-2038	3,841,000	3,827,633

CVS Health Corporation	5.05	3-25-2048	3,344,000	3,399,075

Halfmoon Parent Incorporated 144A	3.40	9-17-2021	4,529,000	4,592,609

Halfmoon Parent Incorporated 144A	3.75	7-15-2023	5,589,000	5,735,166

Halfmoon Parent Incorporated 144A	4.38	10-15-2028	2,382,000	2,500,355

Halfmoon Parent Incorporated 144A	4.80	8-15-2038	439,000	449,142

Halfmoon Parent Incorporated 144A	4.90	12-15-2048	2,638,000	2,699,477

UnitedHealth Group Incorporated	3.50	2-15-2024	3,345,000	3,474,495

UnitedHealth Group Incorporated	3.70	12-15-2025	2,227,000	2,335,335

UnitedHealth Group Incorporated	4.45	12-15-2048	1,664,000	1,836,825

				44,955,858

Pharmaceuticals: 0.71%

Bristol-Myers Squibb Company 144A	2.60	5-16-2022	8,745,000	8,806,862

Bristol-Myers Squibb Company 144A	2.90	7-26-2024	4,763,000	4,825,324

Bristol-Myers Squibb Company 144A	3.20	6-15-2026	1,108,000	1,136,096

Bristol-Myers Squibb Company 144A	3.40	7-26-2029	5,100,000	5,241,448

Bristol-Myers Squibb Company 144A	4.13	6-15-2039	508,000	529,083

Bristol-Myers Squibb Company 144A	4.25	10-26-2049	400,000	422,924

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	39

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)

Merck & Company Incorporated	3.40%	3-7-2029	$3,584,000	$3,715,277

Merck & Company Incorporated	4.00	3-7-2049	3,377,000	3,594,807

Pfizer Incorporated	2.80	3-11-2022	1,987,000	2,016,358

Pfizer Incorporated	3.45	3-15-2029	4,405,000	4,588,334

Pfizer Incorporated	4.10	9-15-2038	1,134,000	1,220,401

Pfizer Incorporated	4.20	9-15-2048	4,877,000	5,311,386

				41,408,300

Industrials: 1.73%

Aerospace & Defense: 1.06%

Lockheed Martin Corporation	4.07	12-15-2042	3,535,000	3,702,995

Lockheed Martin Corporation	4.09	9-15-2052	1,672,000	1,752,602

Northrop Grumman Corporation	2.55	10-15-2022	6,508,000	6,485,551

Northrop Grumman Corporation	2.93	1-15-2025	290,000	290,511

Northrop Grumman Corporation	3.25	8-1-2023	6,003,000	6,144,795

Northrop Grumman Corporation	3.25	1-15-2028	2,757,000	2,759,374

The Boeing Company	2.70	5-1-2022	4,371,000	4,403,733

The Boeing Company	3.10	5-1-2026	5,648,000	5,731,929

The Boeing Company	3.20	3-1-2029	4,595,000	4,634,024

The Boeing Company	3.50	3-1-2039	2,149,000	2,094,705

The Boeing Company	3.55	3-1-2038	853,000	837,955

The Boeing Company	3.85	11-1-2048	402,000	401,933

The Boeing Company	3.90	5-1-2049	3,712,000	3,738,628

United Technologies Corporation	3.65	8-16-2023	7,708,000	7,996,722

United Technologies Corporation	3.95	8-16-2025	2,898,000	3,059,485

United Technologies Corporation	4.13	11-16-2028	3,815,000	4,046,649

United Technologies Corporation	4.45	11-16-2038	2,690,000	2,897,404

United Technologies Corporation	4.63	11-16-2048	711,000	773,448

				61,752,443

Air Freight & Logistics: 0.11%

FedEx Corporation	4.55	4-1-2046	2,219,000	2,197,583

FedEx Corporation	4.95	10-17-2048	3,767,000	3,922,515

				6,120,098

Airlines: 0.02%

Delta Air Lines Incorporated	4.38	4-19-2028	1,383,000	1,389,095

Industrial Conglomerates: 0.14%

General Electric Company	4.50	3-11-2044	5,489,000	5,169,052

General Electric Company	5.88	1-14-2038	2,492,000	2,746,642

				7,915,694

Road & Rail: 0.35%

Burlington Northern Santa Fe LLC	4.90	4-1-2044	1,134,000	1,318,178

CSX Corporation	4.25	3-15-2029	2,037,000	2,201,622

CSX Corporation	4.75	11-15-2048	1,432,000	1,591,912

Union Pacific Corporation	2.95	3-1-2022	3,643,000	3,688,069

Union Pacific Corporation	3.15	3-1-2024	2,327,000	2,371,330

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Road & Rail (continued)

Union Pacific Corporation	3.70%	3-1-2029	$4,169,000	$4,357,691

Union Pacific Corporation	4.30	3-1-2049	4,479,000	4,736,584

				20,265,386

Transportation Infrastructure: 0.05%

Crowley Conro LLC	4.18	8-15-2043	2,908,640	3,175,341

Information Technology: 1.56%

IT Services: 0.34%

Fidelity National Information Services Incorporated	3.75	5-21-2029	3,628,000	3,705,935

Fiserv Incorporated	4.20	10-1-2028	350,000	369,906

IBM Corporation	3.30	5-15-2026	3,304,000	3,340,987

IBM Corporation	4.15	5-15-2039	1,513,000	1,551,309

IBM Corporation	4.25	5-15-2049	2,602,000	2,668,792

Mastercard Incorporated	2.95	6-1-2029	5,045,000	5,094,009

Mastercard Incorporated	3.65	6-1-2049	2,624,000	2,664,981

				19,395,919

Semiconductors & Semiconductor Equipment: 0.37%

Broadcom Incorporated 144A	4.25	4-15-2026	12,742,000	12,612,615

Broadcom Incorporated 144A	4.75	4-15-2029	1,857,000	1,830,524

KLA Tencor Corporation	4.10	3-15-2029	2,421,000	2,486,108

Lam Research Corporation	3.75	3-15-2026	3,270,000	3,360,189

Lam Research Corporation	4.88	3-15-2049	890,000	963,646

Texas Instruments Incorporated	3.88	3-15-2039	336,000	354,510

				21,607,592

Software: 0.52%

Microsoft Corporation	3.30	2-6-2027	4,049,000	4,216,472

Microsoft Corporation	3.70	8-8-2046	1,013,000	1,053,470

Microsoft Corporation	4.00	2-12-2055	2,649,000	2,854,108

Microsoft Corporation	4.10	2-6-2037	3,304,000	3,654,625

Microsoft Corporation	4.25	2-6-2047	7,063,000	8,004,264

Microsoft Corporation	4.50	2-6-2057	2,434,000	2,860,699

Oracle Corporation	2.63	2-15-2023	2,724,000	2,718,684

Oracle Corporation	2.95	11-15-2024	1,457,000	1,476,738

Oracle Corporation	3.80	11-15-2037	1,490,000	1,499,588

Oracle Corporation	4.00	11-15-2047	2,021,000	2,039,494

				30,378,142

Technology Hardware, Storage & Peripherals: 0.33%

Apple Incorporated	3.20	5-13-2025	1,217,000	1,250,973

Apple Incorporated	3.20	5-11-2027	7,543,000	7,680,854

Apple Incorporated	4.25	2-9-2047	2,781,000	2,971,068

Apple Incorporated	4.38	5-13-2045	1,863,000	2,029,685

Apple Incorporated	4.65	2-23-2046	1,970,000	2,234,253

Hewlett Packard Enterprise Company	6.35	10-15-2045	2,981,000	3,176,724

				19,343,557

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	41

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.55%

Chemicals: 0.38%

Dow Chemical Company	4.25%	10-1-2034	$1,392,000	$1,402,207

Dow Chemical Company 144A	4.80	5-15-2049	2,020,000	2,032,497

DowDuPont Incorporated	4.73	11-15-2028	2,070,000	2,261,098

DowDuPont Incorporated	4.21	11-15-2023	3,055,000	3,218,559

DowDuPont Incorporated	5.42	11-15-2048	2,277,000	2,588,681

Huntsman International LLC	4.50	5-1-2029	5,446,000	5,515,165

Huntsman International LLC	5.13	11-15-2022	1,676,000	1,749,435

Mosaic Company	4.05	11-15-2027	2,322,000	2,344,555

Westlake Chemical Corporation	3.60	8-15-2026	1,184,000	1,172,251

				22,284,448

Metals & Mining: 0.17%

Barrick Gold Finance Company LLC	5.70	5-30-2041	2,401,000	2,726,182

Barrick North America Finance LLC	5.75	5-1-2043	1,539,000	1,775,918

Southern Copper Corporation	3.88	4-23-2025	2,293,000	2,306,038

Southern Copper Corporation	5.88	4-23-2045	2,600,000	2,886,819

				9,694,957

Real Estate: 0.70%

Equity REITs: 0.70%

Crown Castle International Corporation	5.20	2-15-2049	991,000	1,083,895

DDR Corporation	4.25	2-1-2026	902,000	923,811

DDR Corporation	4.63	7-15-2022	1,755,000	1,820,659

Mid-America Apartments LP	3.60	6-1-2027	1,399,000	1,423,879

Mid-America Apartments LP	3.75	6-15-2024	4,926,000	5,078,494

Mid-America Apartments LP	3.95	3-15-2029	894,000	931,942

Mid-America Apartments LP	4.00	11-15-2025	2,525,000	2,640,722

Mid-America Apartments LP	4.30	10-15-2023	2,111,000	2,218,172

Public Storage	3.09	9-15-2027	4,347,000	4,355,885

Public Storage	3.39	5-1-2029	2,963,000	3,035,415

Regency Centers LP	4.13	3-15-2028	1,366,000	1,439,656

Store Capital Corporation	4.50	3-15-2028	7,758,000	8,043,964

Store Capital Corporation	4.63	3-15-2029	2,591,000	2,713,477

Tanger Properties LP	3.88	12-1-2023	2,691,000	2,724,225

Ventas Realty LP	4.88	4-15-2049	2,003,000	2,182,856

				40,617,052

Utilities: 1.62%

Electric Utilities: 1.20%

Commonwealth Edison Company	4.00	3-1-2049	3,833,000	3,995,199

Duke Energy Corporation	1.80	9-1-2021	4,347,000	4,276,190

Duke Energy Indiana Incorporated	3.75	5-15-2046	994,000	990,317

Duke Energy Progress LLC	3.45	3-15-2029	3,270,000	3,364,907

Entergy Arkansas LLC	4.20	4-1-2049	598,000	640,742

FirstEnergy Corporation	3.90	7-15-2027	1,187,000	1,217,373

FirstEnergy Corporation	4.25	3-15-2023	5,243,000	5,495,566

FirstEnergy Corporation	4.85	7-15-2047	2,168,000	2,370,388

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)

FirstEnergy Transmission LLC 144A	5.45%	7-15-2044	$836,000	$977,856

Indiana Michigan Power Company	4.55	3-15-2046	2,028,000	2,244,621

Metropolitan Edison Company 144A	4.30	1-15-2029	3,253,000	3,469,239

Mid-Atlantic Interstate Transmission LLC 144A	4.10	5-15-2028	4,059,000	4,233,848

MidAmerica Energy Company	4.25	7-15-2049	911,000	998,602

Mississippi Power Company	3.95	3-30-2028	5,059,000	5,286,409

NSTAR Electric Company	3.25	5-15-2029	1,009,000	1,031,140

Ohio Power Company	4.00	6-1-2049	2,427,000	2,516,134

PacifiCorp	4.15	2-15-2050	2,400,000	2,587,020

Public Service Electric Company	3.20	5-15-2029	4,005,000	4,092,093

Public Service Electric Company	3.85	5-1-2049	2,807,000	2,949,764

South Carolina Edison Company	3.70	8-1-2025	2,384,000	2,442,711

South Carolina Edison Company	4.13	3-1-2048	6,617,000	6,467,689

Southern California Edison Company	4.65	10-1-2043	985,000	1,017,993

Southern California Edison Company	5.50	3-15-2040	2,565,000	2,931,351

Southwestern Electric Power Company	3.90	4-1-2045	1,325,000	1,307,915

The Southern Company	4.40	7-1-2046	2,998,000	3,044,328

				69,949,395

Multi-Utilities: 0.42%

CenterPoint Energy Incorporated	2.50	9-1-2022	414,000	411,428

CenterPoint Energy Incorporated	3.85	2-1-2024	1,391,000	1,451,517

CenterPoint Energy Incorporated	4.00	4-1-2028	145,000	153,016

CenterPoint Energy Incorporated	4.25	11-1-2028	3,006,000	3,206,381

Dominion Resources Incorporated	1.60	8-15-2019	3,809,000	3,799,906

Dominion Resources Incorporated	2.00	8-15-2021	2,898,000	2,848,634

Nextera Energy Capital Company	3.15	4-1-2024	4,317,000	4,368,728

Nextera Energy Capital Company	3.50	4-1-2029	974,000	993,822

San Diego Gas & Electric Company	4.15	5-15-2048	10,000	10,076

Sempra Energy	2.90	2-1-2023	2,347,000	2,348,587

Sempra Energy	4.00	2-1-2048	4,223,000	3,935,636

Sempra Energy	3.40	2-1-2028	1,143,000	1,126,120

				24,653,851

Total Corporate Bonds and Notes (Cost $1,115,248,300)				1,155,611,191

Foreign Corporate Bonds and Notes @: 0.04%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%

EnCana Corporation (CAD)	6.63	8-15-2037	1,863,000	2,229,608

Total Foreign Corporate Bonds and Notes (Cost $2,236,203)				2,229,608

Municipal Obligations: 0.55%

California: 0.17%

GO Revenue: 0.17%

California Build America Bonds	7.60	11-1-2040	$1,580,000	2,522,328

Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	4,670,000	7,343,715

				9,866,043

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	43

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 0.02%

GO Revenue: 0.02%

Illinois Taxable Pension	5.10%	6-1-2033	$1,065,000	$1,098,835

Nevada: 0.09%

Airport Revenue: 0.09%

Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	5,244,723

New York: 0.13%

Airport Revenue: 0.13%

Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	6,705,000	7,917,331

Ohio: 0.04%

Education Revenue: 0.04%

Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	2,360,396

Texas: 0.10%

Transportation Revenue: 0.10%

North Texas Tollway Authority	6.72	1-1-2049	3,609,000	5,612,500

Total Municipal Obligations (Cost $25,221,477)				32,099,828

Non-Agency Mortgage-Backed Securities: 4.85%

Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	3,793,818	3,833,183

Barclays Commercial Mortgage Trust Series 2019-C3 Class A4%%	3.58	5-15-2052	4,893,000	5,122,424

Benchmark Mortgage Trust Series 2018-B1 Class ASB ±±	3.60	1-15-2051	1,620,000	1,702,570

Benchmark Mortgage Trust Series 2019-B11 Class A5%%	3.54	5-15-2052	2,229,000	2,337,342

Benchmark Mortgage Trust Series 2019-B9 Class A4	3.75	3-15-2052	4,399,000	4,690,350

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	2,525,973	2,573,810

CD Commercial Mortgage Trust Series 2016-CD1 Class A1	1.44	8-10-2049	1,042,187	1,029,295

CD Commercial Mortgage Trust Series 2016-CD1 Class ASB	2.62	8-10-2049	3,720,000	3,738,692

CD Commercial Mortgage Trust Series 2017-CD4 Class A4 ±±	3.51	5-10-2050	2,986,000	3,122,493

CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,174,005

CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,502,909

CFCRE Commercial Mortgage Trust Series 2016-C3 Class A1	1.79	1-10-2048	1,260,426	1,251,650

CFCRE Commercial Mortgage Trust Series 2016-C7 Class A2	3.59	12-10-2054	2,861,000	2,987,497

CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	4,014,000	4,256,863

CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	1,199,141	1,190,880

CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	2,083,631

Citigroup Commercial Mortgage Trust Series 2015-GC29 Class AS	3.46	4-10-2048	1,353,000	1,396,862

Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	3,862,626	3,919,805

Colt Funding LLC Series 2019-2 Class A1 144A±±	3.34	5-25-2049	7,037,909	7,119,213

Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	2,240,762	2,255,420

Commercial Mortgage Pass-Through Certificate Series 2013-CR10 Class A2	2.97	8-10-2046	60,931	62,262

Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class A4	4.05	10-10-2046	2,289,000	2,416,815

Commercial Mortgage Pass-Through Certificate Series 2013-CR9 Class A4 ±±	4.23	7-10-2045	5,723,302	6,102,619

Commercial Mortgage Pass-Through Certificate Series 2016-C1 Class ASB	2.97	10-10-2049	2,071,000	2,095,274

Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	413,500	404,662

Commercial Mortgage Trust Series 2018-COR3 Class A3	4.23	5-10-2051	3,866,000	4,238,420

Commercial Real Estate Products & Resources Estate Series 2016-C4 Class ASB	3.09	5-10-2058	2,871,000	2,930,956

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Credit Suisse Mortgage Trust Series 2016-NSXR Class A4 ±±	3.79%	12-15-2049	$8,835,000	$9,328,073

CSAIL Commercial Mortgage Trust Series 2015-C2 Class A4	3.50	6-15-2057	2,953,000	3,066,978

CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4	3.72	8-15-2048	3,721,000	3,908,842

CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	6,095,200	6,445,628

CSAIL Commercial Mortgage Trust Series 2016-C5 Class ASB	3.53	11-15-2048	865,000	895,223

Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,278,900

GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	252,564	252,774

GS Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,738,083	1,815,926

GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	2,820,000	2,941,299

GS Mortgage Securities Trust Series 2016-GS3 Class AAB	2.78	10-10-2049	3,117,000	3,150,283

GS Mortgage Securities Trust Series 2017-GS6 Class A3	3.43	5-10-2050	4,851,364	5,043,581

GS Mortgage Securities Trust Series 2017-GSJ7 Class A4	3.43	8-10-2050	2,986,000	3,085,521

Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	6,934,249	7,495,701

JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,529,491

JPMDB Commercial Mortgage Securities Series 2015-C33 Class A4	3.77	12-15-2048	1,554,714	1,646,812

JPMDB Commercial Mortgage Securities Series 2017-C5 A5	3.69	3-15-2050	5,010,000	5,298,611

JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	896,891

JPMDB Commercial Mortgage Securities Series 2018-C8 Class A3	3.94	6-15-2051	2,516,000	2,708,637

JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB	4.15	6-15-2051	2,714,000	2,938,608

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A2	2.87	7-15-2047	343,857	343,439

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-C1 Class A5	3.58	3-15-2049	1,992,000	2,087,841

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-JP2 Class A1	1.32	8-15-2049	1,944,816	1,922,731

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP5 Class ASB	3.55	3-15-2050	6,129,000	6,402,446

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,419,737

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	1,730,941	1,730,008

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	10,965,000	11,066,840

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP2 Class ASB	2.71	8-15-2049	2,765,000	2,783,071

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-COR4 Class A5	4.03	3-10-2052	3,771,000	4,089,098

JPMorgan Mortgage Trust Series 2016-5 Class A1 144A±±	2.64	12-25-2046	2,825,774	2,813,268

JPMorgan Mortgage Trust Series 2017-5 Class A1 144A±±	3.17	10-26-2048	24,800,015	24,929,392

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A4	3.25	2-15-2048	800,041	821,456

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 Class A4	3.75	12-15-2047	754,000	796,069

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class A4	2.60	9-15-2049	4,774,000	4,709,882

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class ASB	2.73	9-15-2049	9,888,000	9,951,739

Morgan Stanley Capital I Trust Series 2016-UB11 Class A1	1.45	8-15-2049	2,148,210	2,125,293

Morgan Stanley Capital I Trust Series 2016-UB11 Class ASB	2.61	8-15-2049	2,119,000	2,120,222

Morgan Stanley Capital I Trust Series 2016-UBS9 Class A1	1.71	3-15-2049	1,118,229	1,108,348

New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	3,662,094	3,719,169

SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	3,102,032	3,112,040

SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	3.38	1-25-2039	559,758	562,005

SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	3.28	7-25-2039	1,229,080	1,229,826

SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	3.13	3-26-2040	1,233,437	1,235,901

SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	666,000	668,756

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	45

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) 144A±	2.93%	11-26-2040	$968,255	$966,124

SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	9,979,000	9,996,423

SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	8,978,000	9,169,339

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	5,070,778	5,139,733

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	3,190,075	3,241,718

Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	13,413,000	13,412,732

Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	2,758,446	2,781,361

Total Non-Agency Mortgage-Backed Securities (Cost $278,130,909)				282,723,688

U.S. Treasury Securities: 29.37%

U.S. Treasury Bond	2.75	11-15-2042	40,480,000	42,015,394

U.S. Treasury Bond	2.75	8-15-2047	55,269,000	57,203,415

U.S. Treasury Bond	2.75	11-15-2047	118,190,000	122,303,566

U.S. Treasury Bond	2.88	5-15-2049	11,761,000	12,501,575

U.S. Treasury Bond	3.00	2-15-2048	82,814,000	89,892,009

U.S. Treasury Bond	3.00	2-15-2049	20,741,000	22,581,764

U.S. Treasury Note	1.38	8-31-2020	38,599,000	38,241,658

U.S. Treasury Note	1.38	9-30-2020	39,925,000	39,541,346

U.S. Treasury Note	1.38	1-31-2021	4,749,000	4,699,469

U.S. Treasury Note	1.50	7-15-2020	22,402,000	22,232,235

U.S. Treasury Note	1.63	8-31-2022	53,681,000	53,225,970

U.S. Treasury Note	1.63	4-30-2023	10,991,000	10,869,927

U.S. Treasury Note ##	1.63	2-15-2026	79,371,000	77,411,528

U.S. Treasury Note	2.00	8-31-2021	28,403,000	28,448,489

U.S. Treasury Note	2.00	5-31-2024	69,541,000	69,804,495

U.S. Treasury Note	2.00	8-15-2025	19,423,000	19,419,965

U.S. Treasury Note	2.13	1-31-2021	29,739,000	29,792,437

U.S. Treasury Note	2.13	5-31-2021	66,635,000	66,882,278

U.S. Treasury Note	2.13	5-15-2022	6,301,000	6,343,827

U.S. Treasury Note ##	2.13	2-29-2024	70,887,000	71,493,416

U.S. Treasury Note	2.13	5-31-2026	13,050,000	13,128,504

U.S. Treasury Note	2.25	3-31-2021	18,801,000	18,891,333

U.S. Treasury Note	2.25	4-15-2022	2,208,000	2,229,821

U.S. Treasury Note	2.25	1-31-2024	12,485,000	12,659,107

U.S. Treasury Note	2.25	11-15-2024	4,078,000	4,136,303

U.S. Treasury Note	2.25	11-15-2025	21,518,000	21,820,597

U.S. Treasury Note	2.25	11-15-2027	43,953,000	44,335,698

U.S. Treasury Note	2.38	4-15-2021	27,337,000	27,536,688

U.S. Treasury Note ##	2.38	5-15-2029	76,356,000	77,984,530

U.S. Treasury Note	2.50	6-30-2020	5,281,000	5,296,678

U.S. Treasury Note	2.50	12-31-2020	54,754,000	55,149,683

U.S. Treasury Note	2.50	1-31-2021	32,970,000	33,230,154

U.S. Treasury Note ##	2.50	2-28-2021	82,256,000	82,962,888

U.S. Treasury Note ##	2.63	7-31-2020	89,499,000	89,942,999

U.S. Treasury Note	2.63	8-31-2020	18,235,000	18,341,846

U.S. Treasury Note	2.63	11-15-2020	4,403,000	4,438,774

U.S. Treasury Note ##	2.75	9-30-2020	89,791,000	90,545,104

U.S. Treasury Note	2.75	11-30-2020	28,200,000	28,486,406

U.S. Treasury Note	2.75	5-31-2023	21,377,000	22,057,557

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.75%	8-31-2025	$35,864,000	$37,430,248

U.S. Treasury Note	2.88	5-31-2025	15,478,000	16,249,482

U.S. Treasury Note ##	2.88	8-15-2028	56,514,000	60,048,332

U.S. Treasury Note	3.13	11-15-2028	46,180,000	50,092,673

U.S. Treasury Note	6.00	2-15-2026	7,212,000	8,999,787

Total U.S. Treasury Securities (Cost $1,674,777,579)				1,710,899,955

Yankee Corporate Bonds and Notes: 3.61%

Communication Services: 0.15%

Wireless Telecommunication Services: 0.15%

America Movil SAB de CV	3.63	4-22-2029	2,665,000	2,703,189

America Movil SAB de CV	4.38	4-22-2049	2,090,000	2,148,499

Vodafone Group plc	3.75	1-16-2024	3,842,000	3,941,029

				8,792,717

Consumer Staples: 0.27%

Food Products: 0.27%

Danone SA 144A	2.59	11-2-2023	1,940,000	1,922,469

Danone SA 144A	2.95	11-2-2026	14,218,000	14,022,696

				15,945,165

Energy: 0.55%

Energy Equipment & Services: 0.07%

Schlumberger Limited 144A	2.65	11-20-2022	4,032,000	4,037,623

Oil, Gas & Consumable Fuels: 0.48%

Ecopetrol SA	5.88	5-28-2045	1,945,000	1,998,293

Enbridge Incorporated	2.90	7-15-2022	4,272,000	4,277,177

Encana Corporation	6.50	2-1-2038	2,059,000	2,452,833

Petroleos Mexicanos Company	2.38	4-15-2025	2,177,400	2,186,178

Petroleos Mexicanos Company	2.46	12-15-2025	5,645,500	5,677,017

Petroleos Mexicanos Company	6.35	2-12-2048	8,926,000	7,791,505

Petroleos Mexicanos Company	6.75	9-21-2047	3,817,000	3,450,186

				27,833,189

Financials: 2.08%

Banks: 1.74%

Banco Santander SA	3.80	2-23-2028	3,000,000	2,949,741

Barclays plc (3 Month LIBOR +1.61%) ±	3.93	5-7-2025	7,157,000	7,115,584

Barclays plc (3 Month LIBOR +1.36%) ±	4.34	5-16-2024	1,595,000	1,622,718

Barclays plc (3 Month LIBOR +1.40%) ±	4.61	2-15-2023	6,463,000	6,615,084

Barclays plc (3 Month LIBOR +1.90%) ±	4.97	5-16-2029	3,680,000	3,814,921

Canadian Imperial Bank	3.10	4-2-2024	11,169,000	11,290,485

Danske Bank A/S 144A	5.38	1-12-2024	3,344,000	3,533,546

Danske Bank A/S 144A	3.88	9-12-2023	5,959,000	5,980,793

HSBC Holdings plc (3 Month LIBOR +1.21%) ±	3.80	3-11-2025	10,619,000	10,836,658

HSBC Holdings plc (3 Month LIBOR +1.61%) ±	3.97	5-22-2030	8,663,000	8,749,404

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	47

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

ING Groep NV	3.55%	4-9-2024	$6,023,000	$6,107,923

ING Groep NV	4.05	4-9-2029	1,238,000	1,266,017

Lloyds Banking Group plc	3.90	3-12-2024	4,775,000	4,862,961

Mitsubishi UFJ Financial Group Incorporated	3.22	3-7-2022	3,718,000	3,780,789

Mitsubishi UFJ Financial Group Incorporated	3.41	3-7-2024	9,095,000	9,317,313

Standard Chartered plc (3 Month LIBOR +1.56%) 144A±	3.79	5-21-2025	5,137,000	5,130,918

Standard Chartered plc (3 Month LIBOR +1.91%) 144A±	4.31	5-21-2030	3,572,000	3,552,258

Westpac Banking Corporation	3.30	2-26-2024	5,017,000	5,147,047

				101,674,160

Capital Markets: 0.16%

Credit Suisse Group AG 144A	4.28	1-9-2028	9,074,000	9,317,353

Consumer Finance: 0.02%

UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,352,000	1,417,815

Diversified Financial Services: 0.11%

GE Capital International Funding Company	4.42	11-15-2035	1,897,000	1,803,443

Shell International Finance BV	3.25	5-11-2025	4,272,000	4,395,299

				6,198,742

Insurance: 0.05%

Enstar Group Limited	4.95	6-1-2029	2,652,000	2,644,758

Health Care: 0.10%

Pharmaceuticals: 0.10%

Sanofi SA	3.38	6-19-2023	5,539,000	5,720,956

Industrials: 0.15%

Chemicals: 0.03%

LYB International Finance II BV	3.50	3-2-2027	1,974,000	1,918,249

Professional Services: 0.12%

IHS Markit Limited	3.63	5-1-2024	3,460,000	3,485,258

IHS Markit Limited	4.25	5-1-2029	3,460,000	3,531,933

				7,017,191

Materials: 0.14%

Metals & Mining: 0.14%

Teck Resources Limited	6.25	7-15-2041	7,522,000	7,882,221

Utilities: 0.17%

Electric Utilities: 0.17%

Electricite de France SA 144A	4.50	9-21-2028	5,764,000	6,109,130

Electricite de France SA 144A	4.95	10-13-2045	1,957,000	2,091,375

Electricite de France SA 144A	5.00	9-21-2048	1,656,000	1,781,590

				9,982,095

Total Yankee Corporate Bonds and Notes (Cost $206,632,317)				210,382,234

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds: 0.54%

Republic of Colombia	5.20%	5-15-2049	$3,313,000	$3,536,661

Republic of Paraguay 144A	5.40	3-30-2050	2,940,000	3,075,975

Saudi International Bond 144A	5.25	1-16-2050	1,871,000	2,059,653

State of Qatar 144A	3.38	3-14-2024	3,924,000	4,012,290

United Mexican States	4.50	4-22-2029	15,049,000	15,628,536

United Mexican States	4.60	2-10-2048	3,504,000	3,429,540

Total Yankee Government Bonds (Cost $30,395,578)				31,742,655

	Yield		Shares
Short-Term Investments: 2.06%

Investment Companies: 2.06%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		2,778,863	2,779,141

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		117,422,859	117,422,859

Total Short-Term Investments (Cost $120,202,000)				120,202,000

Total investments in securities (Cost $6,114,515,563)	107.21%	6,245,576,770

Other assets and liabilities, net	(7.21)	(419,831,838)

Total net assets	100.00%	$5,825,744,932

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

CAD	Canadian dollar

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	49

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	57,959,204	518,712,870	573,893,211	2,778,863	$19	$0	$437,848	$2,779,141
Wells Fargo Government Money Market Fund Select Class	118,801,553	4,094,852,367	4,096,231,061	117,422,859	0	0	2,073,489	117,422,859

					$19	$0	$2,511,337	$120,202,000	2.06%

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Core Bond Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $2,704,886 of securities loaned), at value (cost $5,994,313,563)	$6,125,374,770
Investments in affiliated securities, at value (cost $120,202,000)	120,202,000
Cash	17,794
Receivable for investments sold	610,219,668
Principal paydown receivable	5,579
Receivable for interest	28,918,836
Receivable for securities lending income, net	757
Prepaid expenses and other assets	161,156

Total assets	6,884,900,560

Liabilities
Payable for investments purchased	551,733,233
Payable for when-issued transactions	502,478,866
Payable upon receipt of securities loaned	2,773,750
Advisory fee payable	1,773,482
Cash collateral due to broker	293,000
Accrued expenses and other liabilities	103,297

Total liabilities	1,059,155,628

Total net assets	$5,825,744,932

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Core Bond Portfolio	51

Investment income
Interest	$184,627,443
Income from affiliated securities	2,169,425

Total investment income	186,796,868

Expenses
Advisory fee	19,495,525
Custody and accounting fees	253,103
Professional fees	78,619
Shareholder report expenses	4,077
Trustees’ fees and expenses	20,976
Other fees and expenses	23,114

Net expenses	19,875,414

Net investment income	166,921,454

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(17,686,421)
Affiliated securities	19

Net realized losses on investments	(17,686,402)
Net change in unrealized gains (losses) on investments	194,869,104

Net realized and unrealized gains (losses) on investments	177,182,702

Net increase in net assets resulting from operations	$344,104,156

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Core Bond Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$166,921,454	$122,888,295
Net realized losses on investments	(17,686,402)	(55,887,139)
Net change in unrealized gains (losses) on investments	194,869,104	(99,688,813)

Net increase (decrease) in net assets resulting from operations	344,104,156	(32,687,657)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	697,097,878	910,938,479
Withdrawals	(888,699,376)	(395,554,370)

Net increase (decrease) in net assets resulting from capital transactions	(191,601,498)	515,384,109

Total increase in net assets	152,502,658	482,696,452

Net assets
Beginning of period	5,673,242,274	5,190,545,822

End of period	$5,825,744,932	$5,673,242,274

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Portfolio	53

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	6.30%	(0.53)%	1.89%	2.78%	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.36%	0.37%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.93%	2.23%	1.87%	1.86%	1.82%
Supplemental data
Portfolio turnover rate	577%	542%	614%	667%	586%

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Core Bond Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in

Notes to financial statements	Wells Fargo Core Bond Portfolio	55

the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $6,119,860,738 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$134,431,823

Gross unrealized losses	(8,715,791)

Net unrealized gains	$125,716,032

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1)

56	Wells Fargo Core Bond Portfolio	Notes to financial statements

and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$2,092,939,090	$0	$2,092,939,090

Asset-backed securities	0	606,746,521	0	606,746,521

Corporate bonds and notes	0	1,155,611,191	0	1,155,611,191

Foreign corporate bonds & notes	0	2,229,608	0	2,229,608

Municipal obligations	0	32,099,828	0	32,099,828

Non-agency mortgage-back securities	0	282,723,688	0	282,723,688

U.S. Treasury securities	1,710,899,955	0	0	1,710,899,955

Yankee corporate bonds and notes	0	210,382,234	0	210,382,234

Yankee government bonds	0	31,742,655	0	31,742,655

Short-term investments

Investment companies	117,422,859	2,779,141	0	120,202,000

Total assets	$1,828,322,814	$4,417,253,956	$0	$6,245,576,770

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

Notes to financial statements	Wells Fargo Core Bond Portfolio	57

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$30,342,307,183	$4,201,786,341	$30,100,867,040	$4,196,071,303

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements.

58	Wells Fargo Core Bond Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Core Bond Fund	59

TAX INFORMATION

For the fiscal year ended May 31, 2019, $139,712,747 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 21.30% of the ordinary income distributed was derived from interest on U.S. government.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

60	Wells Fargo Core Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Core Bond Fund	61

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

62	Wells Fargo Core Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Core Bond Fund	63

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Bond Fund and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Bond Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

64	Wells Fargo Core Bond Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the three-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

Other information (unaudited)	Wells Fargo Core Bond Fund	65

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an

66	Wells Fargo Core Bond Fund	Other information (unaudited)

individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403201 07-19 A287/AR287 05-19

Annual Report

May 31, 2019

Wells Fargo Real Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Real Return Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Real Return Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

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6	Wells Fargo Real Return Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Michael Bradshaw, CFA®‡

Christian L. Chan, CFA®‡

Kayvan Malek

Garth B. Newport, CFA®‡*

Jay N. Mueller, CFA®‡

Thomas M. Price, CFA®‡

Dale Winner, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (IPBAX)	2-28-2003	-2.05	0.72	2.75	2.56		1.65	3.22	1.04	0.78

Class C (IPBCX)	2-28-2003	0.89	0.90	2.49	1.89	*	0.90	2.49	1.79	1.53

Class R6 (IPBJX)[4]	10-31-2016	–	–	–	2.99		1.99	3.55	0.66	0.40

Administrator Class (IPBIX)	2-28-2003	–	–	–	2.78		1.90	3.50	0.98	0.60

Institutional Class (IPBNX)[5]	10-31-2016	–	–	–	2.95	*	1.98	3.54	0.71	0.45

Bloomberg Barclays U.S. TIPS Index[6]	–	–	–	–	4.36		1.64	3.60	–	–

CPI[7]	–	–	–	–	1.79		1.48	1.82	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	7

Growth of $10,000 investment as of May 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Newport became a portfolio manager effective March 1, 2019.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[7]

The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Real Return Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2019.

∎	As fixed-income investments outperformed equity investments over the period, exposure to stocks, particularly international stocks, detracted from performance.

∎	Three of six investment sleeves outperformed their respective benchmarks.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Ten largest holdings (%) as of May 31, 2019[9]

TIPS, 0.38%, 7-15-2025	3.29

TIPS, 0.25%, 1-15-2025	3.26

TIPS, 0.13%, 7-15-2024	3.25

TIPS, 0.13%, 1-15-2022	3.23

TIPS, 0.63%, 7-15-2021	2.96

TIPS, 0.63%, 1-15-2026	2.93

TIPS, 0.13%, 1-15-2023	2.86

TIPS, 0.38%, 7-15-2023	2.55

TIPS, 0.63%, 1-15-2024	2.47

TIPS, 0.238%, 1-15-2025	2.40

Over the past 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught offside by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to Treasury Inflation-Protected Securities (TIPS) as well as other inflation-sensitive sectors, such as real estate investment trusts (REITs), short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while seeking to achieve similar levels of volatility.

Portfolio allocation as of May 31, 2019[10]

Our allocation to TIPS and short-term high-yield issues contributed to performance while the contribution from the inflation-sensitive equities was mixed. REITs posted very strong returns, with earnings results in excess of 20% for the period. The remainder of the equity sleeves detracted from performance. International equities were particularly hard hit, losing more than 17% over the period.

We continue to find TIPS attractive relative to nominal Treasury bonds and notes.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	9

Looking ahead, we are cautiously optimistic

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

10	Wells Fargo Real Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,043.64	$3.89	0.76%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.85	0.76%
Class C

Actual	$1,000.00	$1,040.99	$7.69	1.51%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.60	1.51%
Class R6

Actual	$1,000.00	$1,045.78	$1.96	0.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.94	0.38%
Administrator Class

Actual	$1,000.00	$1,045.43	$2.97	0.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.94	0.58%
Institutional Class

Actual	$1,000.00	$1,046.61	$2.21	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.77	$2.19	0.43%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Fund	11

Security name	Value

Investment Companies: 99.42%

Affiliated Master Portfolio: 99.42%

Wells Fargo Real Return Portfolio	$58,938,344

Total Investment Companies (Cost $57,938,522)	58,938,344

Total investments in securities (Cost $57,938,522)	99.42%	58,938,344

Other assets and liabilities, net	0.58	343,472

Total net assets	100.00%	$59,281,816

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	53%	32%	$(830,409)	$806,875	$1,520,738	$275,164	$15,461	$58,938,344	99.42%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Real Return Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $57,938,522)	$58,938,344
Receivable for Fund shares sold	179,196
Receivable from manager	38,564
Prepaid expenses and other assets	209,620

Total assets	59,365,724

Liabilities
Payable for Fund shares redeemed	59,760
Shareholder servicing fees payable	7,583
Custodian and accounting fees payable	7,263
Administration fees payable	5,377
Distribution fee payable	1,770
Accrued expenses and other liabilities	2,155

Total liabilities	83,908

Total net assets	$59,281,816

NET ASSETS CONSIST OF
Paid-in capital	$59,004,876
Total distributable earnings	276,940

Total net assets	$59,281,816

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$17,715,929
Shares outstanding – Class A1	1,791,498
Net asset value per share – Class A	$9.89
Maximum offering price per share – Class A2	$10.36
Net assets – Class C	$2,552,585
Shares outstanding – Class C1	262,275
Net asset value per share – Class C	$9.73
Net assets – Class R6	$14,357,837
Shares outstanding – Class R6[1]	1,437,240
Net asset value per share – Class R6	$9.99
Net assets – Administrator Class	$13,561,609
Shares outstanding – Administrator Class[1]	1,352,465
Net asset value per share – Administrator Class	$10.03
Net assets – Institutional Class	$11,093,856
Shares outstanding – Institutional Class[1]	1,110,085
Net asset value per share – Institutional Class	$9.99

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Real Return Fund	13

Investment income
Interest allocated from affiliated Master Portfolio	$1,520,738
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $7,661)	275,164
Affiliated income allocated from affiliated Master Portfolio	15,461
Expenses allocated from affiliated Master Portfolio	(298,432)
Waivers allocated from affiliated Master Portfolio	34,574

Total investment income	1,547,505

Expenses
Management fee	33,440
Administration fees
Class A	34,312
Class C	5,293
Class R6	3,662
Administrator Class	16,653
Institutional Class	10,614
Shareholder servicing fees
Class A	53,613
Class C	8,270
Administrator Class	41,632
Distribution fee
Class C	24,807
Custody and accounting fees	6,052
Professional fees	32,632
Registration fees	112,365
Shareholder report expenses	27,385
Trustees’ fees and expenses	21,831
Other fees and expenses	11,187

Total expenses	443,748
Less: Fee waivers and/or expense reimbursements	(286,177)

Net expenses	157,571

Net investment income	1,389,934

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(830,409)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	806,875

Net realized and unrealized gains (losses) on investments	(23,534)

Net increase in net assets resulting from operations	$1,366,400

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Real Return Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$1,389,934		$1,558,167
Net realized gains (losses) on investments		(830,409)		225,688
Net change in unrealized gains (losses) on investments		806,875		(853,775)

Net increase in net assets resulting from operations		1,366,400		930,080

Distributions to shareholders from net investment income and net realized gains
Class A		(509,589)		(582,466)
Class C		(59,497)		(55,795)
Class R6		(321,376)		(290,979)
Administrator Class		(396,758)		(468,083)
Institutional Class		(349,231)		(187,449)

Total distributions to shareholders		(1,636,451)		(1,584,772)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	536,260	5,211,071	1,095,946	10,872,363
Class C	115,162	1,107,921	43,761	428,445
Class R6	315,330	3,110,483	459,934	4,603,532
Administrator Class	418,320	4,128,845	1,231,825	12,417,678
Institutional Class	733,768	7,248,113	946,110	9,485,356

		20,806,433		37,807,374

Reinvestment of distributions
Class A	36,976	359,276	43,842	435,779
Class C	5,600	53,596	5,160	50,665
Class R6	13,831	135,701	23,584	236,978
Administrator Class	40,010	394,108	44,920	451,385
Institutional Class	35,503	348,182	18,407	184,327

		1,290,863		1,359,134

Payment for shares redeemed
Class A	(1,429,739)	(13,815,687)	(1,472,315)	(14,617,222)
Class C	(219,827)	(2,105,292)	(153,785)	(1,504,494)
Class R6	(71,175)	(700,914)	(44,403)	(444,996)
Administrator Class	(1,441,193)	(14,228,082)	(1,534,899)	(15,428,057)
Institutional Class	(874,093)	(8,536,165)	(269,640)	(2,701,769)

		(39,386,140)		(34,696,538)

Net increase (decrease) in net assets resulting from capital share transactions		(17,288,844)		4,469,970

Total increase (decrease) in net assets		(17,558,895)		3,815,278

Net assets
Beginning of period		76,840,711		73,025,433

End of period		$59,281,816		$76,840,711

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $231,384. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.87	$9.96	$9.95	$10.07	$10.11
Net investment income	0.15	0.21	0.19 [1]	0.10 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	0.09	(0.09)	0.03	(0.01)	0.07

Total from investment operations	0.24	0.12	0.22	0.09	0.12
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.20)	(0.07)	(0.08)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.22)	(0.21)	(0.21)	(0.21)	(0.16)
Net asset value, end of period	$9.89	$9.87	$9.96	$9.95	$10.07
Total return[2]	2.56%	1.25%	2.23%	1.01%	1.24%
Ratios to average net assets (annualized)
Gross expenses[3]	1.16%	1.04%	1.11%	1.20%	1.31%
Net expenses[3]	0.77%	0.80%	0.85%	0.85%	0.85%
Net investment income[3]	1.95%	2.15%	1.92%	0.98%	0.47%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$17,716	$26,133	$29,678	$18,938	$12,977

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.73	$9.82	$9.77	$9.92	$10.00
Net investment income (loss)	0.10 [1]	0.03	0.04	0.03 [1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	0.07	0.02	0.10	(0.02)	0.08

Total from investment operations	0.17	0.05	0.14	0.01	0.05
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.08)	(0.02)	(0.05)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.17)	(0.14)	(0.09)	(0.16)	(0.13)
Net asset value, end of period	$9.73	$9.73	$9.82	$9.77	$9.92
Total return[2]	1.79%	0.53%	1.44%	0.21%	0.46%
Ratios to average net assets (annualized)
Gross expenses[3]	1.91%	1.79%	1.86%	1.95%	2.06%
Net expenses[3]	1.52%	1.56%	1.60%	1.60%	1.60%
Net investment income (loss)[3]	1.08%	1.39%	1.23%	0.30%	(0.33)%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$2,553	$3,517	$4,580	$5,654	$7,471

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$9.96	$10.05	$10.17
Net investment income	0.23 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.06	(0.06)	(0.07)

Total from investment operations	0.29	0.16	0.03
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.14)
Net realized gain	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$9.99	$9.96	$10.05
Total return[3]	2.99%	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[4]	0.82%	0.66%	0.69%
Net expenses[4]	0.39%	0.42%	0.47%
Net investment income[4]	2.34%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[5]	39%	29%	25%
Net assets, end of period (000s omitted)	$14,358	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.99	$10.06	$10.03	$10.15	$10.17
Net investment income	0.21 [1]	0.24 [1]	0.22 [1]	0.13 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.06	(0.09)	0.02	(0.02)	0.06

Total from investment operations	0.27	0.15	0.24	0.11	0.16
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.20)	(0.09)	(0.10)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.23)	(0.22)	(0.21)	(0.23)	(0.18)
Net asset value, end of period	$10.03	$9.99	$10.06	$10.03	$10.15
Total return	2.78%	1.50%	2.46%	1.21%	1.56%
Ratios to average net assets (annualized)
Gross expenses[2]	1.10%	0.97%	1.04%	1.13%	1.27%
Net expenses[2]	0.59%	0.60%	0.60%	0.60%	0.60%
Net investment income[2]	2.15%	2.39%	2.20%	1.30%	0.99%
Supplemental data
Portfolio turnover rate[3]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$13,562	$23,331	$26,100	$20,607	$10,679

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$9.97	$10.06	$10.17
Net investment income	0.22	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.05	(0.08)	(0.10)

Total from investment operations	0.27	0.16	0.04
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.14)
Net realized gain	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$9.99	$9.97	$10.06
Total return[2]	2.84%	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	0.84%	0.71%	0.76%
Net expenses[3]	0.44%	0.47%	0.52%
Net investment income[3]	2.20%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%
Net assets, end of period (000s omitted)	$11,094	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Real Return Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 32% of Wells Fargo Real Return Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Real Return Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $57,981.505 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$956,839

Gross unrealized losses	0

Net unrealized gains (losses)	$956,839

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $229,298 in short-term capital losses and $95,581 in long-term capital losses.

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $426,109 in short-term losses and $148,632 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$58,938,344

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

22	Wells Fargo Real Return Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares . Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $244 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$20,329,022	$16,681,416	$12,915,707	$11,734,243

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements	Wells Fargo Real Return Fund	23

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$1,409,996	$1,584,772

Long-term capital gain	226,455	0

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward

$219,721	$956,839	$(574,741)	$(324,879)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$582,466

Class C	55,795

Class R6	290,979

Administrator Class	468,083

Institutional Class	187,449

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Real Return Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	25

Security name	Shares	Value

Common Stocks: 13.33%

Consumer Staples: 3.46%

Beverages: 0.78%

Molson Coors Brewing Company Class B	5,931	$326,086

The Coca-Cola Company	22,285	1,094,862

		1,420,948

Food & Staples Retailing: 0.68%

Costco Wholesale Corporation	1,578	378,057

Metro AG	7,735	121,927

Wal-Mart Stores Incorporated	7,347	745,280

		1,245,264

Food Products: 0.57%

Greencore Group plc	29,803	77,806

Health & Happiness (H&H) International Holdings Limited	8,000	43,676

Mondelez International Incorporated Class A	9,086	462,023

Mowi ASA	3,549	82,321

The Kraft Heinz Company	8,860	244,979

Tyson Foods Incorporated Class A	1,679	127,419

		1,038,224

Household Products: 1.02%

Church & Dwight Company Incorporated	5,796	431,280

The Clorox Company	1,461	217,411

The Procter & Gamble Company	11,818	1,216,190

		1,864,881

Personal Products: 0.03%

Ontex Group NV	3,663	62,405

Tobacco: 0.38%

Altria Group Incorporated	2,343	114,948

Philip Morris International Incorporated	7,488	577,549

		692,497

Energy: 2.63%

Energy Equipment & Services: 0.29%

Halliburton Company	10,318	219,670

John Wood Group plc	17,402	86,066

Schlumberger Limited	6,614	229,440

		535,176

Oil, Gas & Consumable Fuels: 2.34%

BP plc	37,746	937,844

Chevron Corporation	7,681	874,482

Cimarex Energy Company	5,602	320,378

Concho Resources Incorporated	5,205	510,142

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Cosan Limited Class A	4,018	$50,747

Eni SpA	3,192	48,426

EOG Resources Incorporated	9,291	760,747

Noble Energy Incorporated	13,639	291,875

Origin Energy Limited	18,880	94,037

Phillips 66	4,719	381,295

		4,269,973

Industrials: 0.04%

Industrial Conglomerates: 0.04%

Keppel Corporation Limited	18,400	80,769

Materials: 2.53%

Chemicals: 0.90%

Axalta Coating Systems Limited †	11,283	265,263

Dow Incorporated	4,785	223,747

DowDuPont Incorporated	3,927	119,852

Ecolab Incorporated	990	182,249

Linde plc	2,379	429,528

OCI NV †	3,892	88,263

Sasol Limited	2,629	66,164

The Sherwin-Williams Company	662	277,676

		1,652,742

Construction Materials: 0.15%

Martin Marietta Materials Incorporated	1,277	268,809

Containers & Packaging: 0.10%

Crown Holdings Incorporated †	3,249	180,092

Metals & Mining: 1.38%

Agnico Eagle Mines Limited	5,100	222,309

B2Gold Corporation †	18,000	49,142

Barrick Gold Corporation	12,756	158,430

Detour Gold Corporation †	7,700	72,636

Endeavour Mining Corporation †	3,100	46,284

Evolution Mining Limited	26,000	69,800

Franco-Nevada Corporation	1,600	123,540

Fresnillo plc	15,563	151,108

Gold Fields Limited ADR	7,000	31,220

Kinross Gold Corporation †	27,000	88,295

Kirkland Lake Gold Limited	3,900	134,896

Lundin Mining Corporation	15,349	68,591

Mag Silver Corporation †	4,800	46,949

Newcrest Mining Limited	8,000	151,005

Newmont Mining Corporation	7,040	232,954

Northern Star Resources Limited	11,500	77,462

Royal Gold Incorporated	4,510	396,835

Semafo Incorporated †	13,000	38,954

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	27

Security name			Shares	Value

Metals & Mining (continued)

SSR Mining Incorporated †			3,000	$35,040

Steel Dynamics Incorporated			6,818	171,473

Torex Gold Resources Incorporated †			4,400	40,367

Wheaton Precious Metals Corporation			5,300	117,207

				2,524,497

Real Estate: 4.67%

Equity REITs: 4.67%

Alexandria Real Estate Equities Incorporated			2,770	405,556

American Homes 4 Rent Class A			12,518	305,564

American Tower Corporation			4,307	899,172

Camden Property Trust			3,196	330,339

CoreSite Realty Corporation			1,239	144,616

Equinix Incorporated			1,728	839,445

Equity Residential			4,183	320,292

Four Corners Property Trust Incorporated			11,636	334,651

Healthcare Trust of America Incorporated Class A			9,696	279,148

Host Hotels & Resorts Incorporated			9,490	171,864

Hudson Pacific Properties Incorporated			7,831	261,634

Invitation Homes Incorporated			12,913	330,960

Physicians Realty Trust			26,849	491,605

Prologis Incorporated			8,769	646,012

Public Storage Incorporated			1,704	405,348

Retail Opportunity Investment Corporation			19,412	324,957

SBA Communications Corporation †			2,308	499,474

Simon Property Group Incorporated			3,725	603,785

Sun Communities Incorporated			3,300	416,691

Ventas Incorporated			3,446	221,578

VICI Properties Incorporated			13,478	298,942

				8,531,633

Total Common Stocks (Cost $22,980,733)				24,367,910

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 12.54%

Communication Services: 2.33%

Diversified Telecommunication Services: 0.12%

Hughes Satellite Systems Corporation	6.50%	6-15-2019	$230,000	229,575

Entertainment: 0.25%

Netflix Incorporated	5.38	2-1-2021	450,000	462,326

Media: 1.80%

Cable One Incorporated 144A	5.75	6-15-2022	440,000	446,380

DISH DBS Corporation	7.88	9-1-2019	490,000	495,277

National CineMedia LLC	6.00	4-15-2022	350,000	353,063

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	315,000	320,418

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	105,000	106,181

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Outfront Media Capital Corporation	5.25%	2-15-2022	$400,000	$403,704

Sinclair Television Group Incorporated	6.13	10-1-2022	400,000	406,000

Sirius XM Radio Incorporated 144A	3.88	8-1-2022	430,000	426,775

TEGNA Incorporated	5.13	10-15-2019	27,000	27,002

TEGNA Incorporated	5.13	7-15-2020	305,000	305,000

				3,289,800

Wireless Telecommunication Services: 0.16%

Sprint Spectrum Company LLC 144A	3.36	3-20-2023	109,375	109,102

T-Mobile USA Incorporated	4.00	4-15-2022	175,000	176,313

				285,415

Consumer Discretionary: 2.13%

Auto Components: 0.03%

Cooper Tire & Rubber Company	8.00	12-15-2019	50,000	51,188

Distributors: 0.09%

LKQ Corporation	4.75	5-15-2023	170,000	170,000

Diversified Consumer Services: 0.05%

TRI Pointe Group Incorporated	4.38	6-15-2019	92,000	91,310

Hotels, Restaurants & Leisure: 0.55%

GLP Capital LP	4.88	11-1-2020	405,000	411,030

MGM Resorts International	6.63	12-15-2021	200,000	213,070

NCL Corporation Limited 144A	4.75	12-15-2021	373,000	375,798

				999,898

Household Durables: 0.63%

Lennar Corporation	4.50	6-15-2019	150,000	150,000

Lennar Corporation	4.50	11-15-2019	50,000	50,188

Lennar Corporation	6.63	5-1-2020	305,000	313,006

Pulte Group Incorporated	4.25	3-1-2021	400,000	402,000

Toll Brothers Finance Corporation	5.88	2-15-2022	225,000	235,969

				1,151,163

Specialty Retail: 0.78%

Gap Incorporated	5.95	4-12-2021	310,000	321,352

Group 1 Automotive Incorporated	5.00	6-1-2022	280,000	281,400

L Brands Incorporated	6.63	4-1-2021	365,000	380,969

Penske Auto Group Incorporated	3.75	8-15-2020	335,000	332,906

Penske Auto Group Incorporated	5.75	10-1-2022	110,000	111,100

				1,427,727

Consumer Staples: 0.29%

Food Products: 0.08%

B&G Foods Incorporated	4.63	6-1-2021	155,000	154,225

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Personal Products: 0.21%

Edgewell Personal Care Company	4.70%	5-19-2021	$380,000	$377,682

Energy: 0.87%

Oil, Gas & Consumable Fuels: 0.87%

Andeavor Logistics LP	5.50	10-15-2019	75,000	75,509

DCP Midstream Operating LP 144A	5.35	3-15-2020	445,000	450,006

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	405,000	411,063

Sabine Pass Liquefaction LLC	6.25	3-15-2022	250,000	269,935

Southern Star Central Corporation 144A	5.13	7-15-2022	375,000	378,638

				1,585,151

Financials: 1.19%

Banks: 0.17%

CIT Group Incorporated	5.00	8-15-2022	305,000	316,291

Consumer Finance: 0.98%

Ally Financial Incorporated	3.75	11-18-2019	530,000	530,265

Ford Motor Credit Company LLC	3.34	3-18-2021	160,000	159,308

Ford Motor Credit Company LLC	5.60	1-7-2022	160,000	167,440

Navient Corporation	5.00	10-26-2020	400,000	404,500

Springleaf Finance Corporation	7.75	10-1-2021	485,000	521,375

				1,782,888

Real Estate Management & Development: 0.04%

Realogy Group LLC 144A	5.25	12-1-2021	70,000	69,125

Health Care: 1.31%

Health Care Providers & Services: 1.09%

Acadia Healthcare Company Incorporated	5.13	7-1-2022	312,000	311,610

Centene Corporation	4.75	5-15-2022	435,000	439,224

DaVita HealthCare Partners Incorporated	5.75	8-15-2022	350,000	353,063

MEDNAX Incorporated 144A	5.25	12-1-2023	235,000	234,413

Molina Healthcare Incorporated	5.38	11-15-2022	200,000	203,940

Select Medical Corporation	6.38	6-1-2021	155,000	155,116

Tenet Healthcare Corporation	6.00	10-1-2020	290,000	297,917

				1,995,283

Health Care Technology: 0.22%

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	400,000	404,500

Industrials: 1.32%

Aerospace & Defense: 0.44%

Alcoa Incorporated	6.15	8-15-2020	350,000	359,625

Moog Incorporated 144A	5.25	12-1-2022	445,000	449,450

				809,075

Airlines: 0.42%

American Airlines Group Company 144A	5.00	6-1-2022	400,000	404,500

United Continental Holdings Incorporated	4.25	10-1-2022	360,000	360,490

				764,990

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.11%

ADT Corporation	6.25%	10-15-2021	$200,000	$209,000

Construction & Engineering: 0.10%

United Rentals North America Incorporated	4.63	7-15-2023	180,000	183,150

Industrial Conglomerates: 0.09%

General Electric Company	5.55	5-4-2020	165,000	169,006

Trading Companies & Distributors: 0.16%

Aircastle Limited	5.13	3-15-2021	275,000	284,024

Information Technology: 0.89%

Electronic Equipment, Instruments & Components: 0.19%

Anixter International Incorporated	5.13	10-1-2021	350,000	356,657

Software: 0.26%

CDK Global Incorporated	3.80	10-15-2019	110,000	110,000

Symantec Corporation	4.20	9-15-2020	360,000	362,172

				472,172

Technology Hardware, Storage & Peripherals: 0.44%

EMC Corporation	2.65	6-1-2020	525,000	519,335

NCR Corporation	4.63	2-15-2021	280,000	279,216

				798,551

Materials: 0.91%

Chemicals: 0.17%

Chemours Company	6.63	5-15-2023	305,000	303,856

Containers & Packaging: 0.27%

Berry Global Incorporated	5.50	5-15-2022	70,000	70,525

Reynolds Group Holdings	5.75	10-15-2020	416,716	417,362

				487,887

Metals & Mining: 0.47%

Freeport-McMoRan Copper & Gold Incorporated	3.55	3-1-2022	525,000	513,345

Steel Dynamics Incorporated	5.13	10-1-2021	351,000	351,878

				865,223

Real Estate: 0.98%

Equity REITs: 0.55%

CoreCivic Incorporated	4.13	4-1-2020	305,000	304,619

Equinix Incorporated	5.38	1-1-2022	195,000	199,388

Sabra Health Care LP	5.50	2-1-2021	483,000	489,946

VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,223

				1,004,176

Real Estate Management & Development: 0.22%

Washington Prime Group Incorporated	3.85	4-1-2020	400,000	397,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Real Estate Management & Development: 0.21%

Taylor Morrison Communities Incorporated 144A	5.25%	4-15-2021	$395,000	$392,038

Utilities: 0.32%

Independent Power & Renewable Electricity Producers: 0.32%

TerraForm Power Operating LLC 144A	4.25	1-31-2023	415,000	401,507

Vistra Energy Corporation	7.63	11-1-2024	175,000	184,091

				585,598

Total Corporate Bonds and Notes (Cost $23,028,198)				22,926,450

Loans: 3.86%

Communication Services: 0.58%

Diversified Telecommunication Services: 0.07%

Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.69	2-22-2024	129,470	127,301

Entertainment: 0.08%

Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	4.25	10-31-2023	137,544	137,028

Media: 0.20%

CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.94	1-25-2026	372,558	367,901

Wireless Telecommunication Services: 0.23%

SBA Senior Finance II LLC (1 Month LIBOR +2.00%) ±	4.44	4-11-2025	435,173	428,319

Consumer Discretionary: 0.24%

Auto Components: 0.10%

Allison Transmission Incorporated (2 Month LIBOR +2.00%) ±	4.48	3-30-2026	30,853	30,924

Belron Finance US LLC (3 Month LIBOR +2.50%) ±‡	4.94	11-7-2024	158,000	157,507

				188,431

Hotels, Restaurants & Leisure: 0.12%

Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±	4.19	5-30-2025	218,900	217,670

Household Products: 0.01%

The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.94	11-8-2023	14,011	13,997

Specialty Retail: 0.01%

Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.69	7-5-2024	19,398	19,301

Consumer Staples: 0.12%

Food Products: 0.12%

Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.44	5-24-2024	74,403	74,031

Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	4.44	1-26-2024	140,558	139,241

				213,272

Financials: 0.42%

Consumer Finance: 0.21%

TransUnion LLC (1 Month LIBOR +2.00%) ±	4.44	6-19-2025	377,150	375,804

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 0.21%

Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.35%	10-6-2023	$200,000	$199,416

LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±	4.68	9-23-2024	193,736	192,949

				392,365

Health Care: 0.23%

Health Care Providers & Services: 0.23%

HCA Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-17-2023	370,820	370,513

Select Medical Corporation (1 Month LIBOR +2.50%) ±‡	4.93	3-6-2025	49,278	49,155

				419,668

Industrials: 1.05%

Airlines: 0.04%

United Airlines Incorporated (1 Month LIBOR +1.75%) ±	4.19	4-1-2024	68,600	68,193

Commercial Services & Supplies: 0.59%

Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.64	11-10-2023	178,578	178,131

Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-28-2024	45,322	45,038

Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-11-2025	364,323	362,046

KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.88	3-11-2021	149,050	148,678

Multi-Color Corporation (1 Month LIBOR +2.00%) ±	4.44	10-31-2024	177,750	177,083

Sensata Technologies BV (2 Month LIBOR +1.75%) ±	4.25	10-14-2021	157,883	157,940

				1,068,916

Communications Equipment: 0.30%

Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.44	4-30-2025	380,188	379,279

Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.94	1-15-2026	175,000	173,317

				552,596

Machinery: 0.12%

Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	5.10	1-31-2024	45,348	45,178

RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.44	8-21-2024	181,250	180,848

				226,026

Information Technology: 0.38%

Electronic Equipment, Instruments & Components: 0.22%

CDW LLC (1 Month LIBOR +1.75%) ±	4.19	8-17-2023	197,964	197,634

Dell Incorporated (1 Month LIBOR +2.00%) ±	4.44	9-7-2023	40,387	40,154

Zebra Technologies Corporation (1 Month LIBOR +1.75%) ±	4.23	10-27-2021	159,169	158,971

				396,759

IT Services: 0.04%

First Data Corporation (1 Month LIBOR +2.00%) ±	4.44	7-8-2022	82,643	82,495

Semiconductors & Semiconductor Equipment: 0.12%

Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	4.19	4-26-2022	216,461	216,073

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.72%

Chemicals: 0.42%

Ashland LLC (1 Month LIBOR +1.75%) ±	4.19%	5-17-2024	$276,771	$275,536

Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	4.44	3-31-2024	494,797	487,771

				763,307

Containers & Packaging: 0.30%

Berry Plastics Group Incorporated (1 Month LIBOR +1.75%) ±	4.20	2-8-2020	383,629	382,563

Berry Plastics Group Incorporated (1 Month LIBOR +1.75%) ±	4.20	1-6-2021	180,000	179,186

				561,749

Real Estate: 0.12%

Equity REITs: 0.12%

MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.44	3-21-2025	220,707	218,915

Total Loans (Cost $7,117,486)				7,056,086

		Expiration date	Shares
Participation Notes: 0.03%

Financials: 0.03%

Capital Markets: 0.03%

UBS AG (Kweichow Moutai Company Limited) †(a)		8-13-2019	377	48,592

Total Participation Notes (Cost $37,201)				48,592

		Maturity date	Principal
U.S. Treasury Securities: 67.46%

TIPS	0.13	4-15-2021	$4,054,957	4,016,601

TIPS	0.13	1-15-2022	5,970,446	5,931,511

TIPS	0.13	4-15-2022	2,639,736	2,617,510

TIPS	0.13	7-15-2022	2,929,840	2,919,372

TIPS	0.13	1-15-2023	5,298,119	5,257,344

TIPS	0.13	7-15-2024	6,012,317	5,975,282

TIPS	0.13	7-15-2026	3,601,009	3,553,898

TIPS	0.25	1-15-2025	6,027,309	6,000,314

TIPS	0.38	7-15-2023	4,659,555	4,687,353

TIPS	0.38	7-15-2025	6,025,314	6,056,764

TIPS	0.38	1-15-2027	3,131,247	3,133,948

TIPS	0.38	7-15-2027	3,596,186	3,607,152

TIPS	0.50	1-15-2028	3,293,182	3,326,091

TIPS	0.63	7-15-2021	5,403,407	5,436,777

TIPS	0.63	4-15-2023	4,043,102	4,083,096

TIPS	0.63	1-15-2024	4,478,420	4,541,448

TIPS	0.63	1-15-2026	5,291,199	5,387,166

TIPS	0.63	2-15-2043	2,029,235	1,979,848

TIPS	0.75	7-15-2028	2,243,507	2,323,269

TIPS	0.75	2-15-2042	2,739,813	2,764,190

TIPS	0.75	2-15-2045	2,386,115	2,382,049

TIPS	0.88	2-15-2047	2,006,441	2,066,650

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

TIPS	1.00%	2-15-2046	$2,500,137	$2,646,684

TIPS	1.00	2-15-2048	1,732,114	1,841,420

TIPS	1.00	2-15-2049	702,214	750,221

TIPS	1.13	1-15-2021	1,789,880	1,805,187

TIPS	1.38	2-15-2044	2,214,547	2,532,306

TIPS	1.75	1-15-2028	2,324,063	2,591,749

TIPS	2.00	1-15-2026	2,882,228	3,194,960

TIPS	2.13	2-15-2040	1,223,362	1,569,617

TIPS	2.13	2-15-2041	1,561,532	2,019,740

TIPS	2.38	1-15-2025	3,958,757	4,407,409

TIPS	2.38	1-15-2027	2,136,954	2,458,368

TIPS	2.50	1-15-2029	2,238,138	2,679,294

TIPS	3.38	4-15-2032	902,399	1,230,029

TIPS	3.63	4-15-2028	1,815,602	2,322,489

TIPS	3.88	4-15-2029	2,381,733	3,174,907

Total U.S. Treasury Securities (Cost $120,394,007)				123,272,013

Yankee Corporate Bonds and Notes: 1.46%

Communication Services: 0.23%

Media: 0.23%

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	425,000	423,938

Consumer Discretionary: 0.25%

Auto Components: 0.25%

IHO Verwaltungs GmbH 144A	4.13	9-15-2021	450,000	459,000

Financials: 0.06%

Diversified Financial Services: 0.06%

Virgin Media Finance plc	5.25	1-15-2021	95,000	97,584

Health Care: 0.59%

Pharmaceuticals: 0.59%

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	430,000	444,603

Teva Pharmaceutical Finance BV	2.20	7-21-2021	620,000	572,074

Teva Pharmaceutical Finance BV	3.65	11-10-2021	70,000	65,450

				1,082,127

Information Technology: 0.10%

Communications Equipment: 0.10%

Nokia OYJ	3.38	6-12-2022	180,000	179,100

Materials: 0.23%

Chemicals: 0.23%

Park Aerospace Holdings Company 144A	5.25	8-15-2022	400,000	416,300

Total Yankee Corporate Bonds and Notes (Cost $2,663,243)				2,658,049

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	35

Security name	Yield		Shares	Value

Short-Term Investments: 1.20%

Investment Companies: 1.16%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		2,121,643	$2,121,643

		Maturity date	Principal
U.S. Treasury Securities: 0.04%

U.S. Treasury Bill (z)#	1.85	6-13-2019	$75,000	74,950

Total Short-Term Investments (Cost $2,196,593)				2,196,593

Total investments in securities (Cost $178,417,461)	99.88%	182,525,693

Other assets and liabilities, net	0.12	212,598

Total net assets	100.00%	$182,738,291

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund/Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

GO	General obligation

LIBOR	London Interbank Offered Rate

TIPS	Treasury inflation-protected securities

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	18	9-30-2019	$3,843,169	$3,864,093	$20,924	$0

Short

U.S. Ultra Bond	(6)	9-19-2019	(1,028,474)	(1,054,688)	0	(26,214)

5-Year U.S. Treasury Notes	(25)	9-30-2019	(2,914,804)	(2,934,180)	0	(19,376)

10-Year U.S. Treasury Notes	(11)	9-19-2019	(1,380,738)	(1,394,250)	0	(13,512)

					$20,924	$(59,102)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	1,733,169	10,331,456	12,064,625	0	$17	$0	$16,714	$0
Wells Fargo Government Money Market Fund Select Class	2,901,798	135,872,250	136,652,405	2,121,643	0	0	38,478	2,121,643

					$17	$0	$55,192	$2,121,643	1.16%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Real Return Portfolio	37

Assets
Investments in unaffiliated securities, at value (cost $176,295,818)	$180,404,050
Investments in affiliated securities, at value (cost $2,121,643)	2,121,643
Foreign currency, at value (cost $1,084)	1,085
Receivable for investments sold	411,514
Receivable for dividends and interest	651,878
Receivable for daily variation margin on open futures contracts	9,703
Receivable for securities lending income, net	465
Prepaid expenses and other assets	8,414

Total assets	183,608,752

Liabilities
Payable for investments purchased	779,413
Advisory fee payable	56,312
Payable for daily variation margin on open futures contracts	33,140
Accrued expenses and other liabilities	1,596

Total liabilities	870,461

Total net assets	$182,738,291

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Real Return Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Interest	$4,556,954
Dividends (net of foreign withholding taxes of $23,930)	834,122
Income from affiliated securities	46,331

Total investment income	5,437,407

Expenses
Advisory fee	810,584
Custody and accounting fees	14,405
Professional fees	48,754
Shareholder report expenses	2,439
Trustees’ fees and expenses	21,521
Other fees and expenses	8,599

Total expenses	906,302
Less: Fee waivers and/or expense reimbursements	(104,527)

Net expenses	801,775

Net investment income	4,635,632

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,777,496)
Affiliated securities	17
Futures contracts	(167,963)

Net realized losses on investments	(2,945,442)

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,130,436
Futures contracts	(33,442)

Net change in unrealized gains (losses) on investments	3,096,994

Net realized and unrealized gains (losses) on investments	151,552

Net increase in net assets resulting from operations	$4,787,184

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Real Return Portfolio	39

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$4,635,632	$2,993,334
Net realized gains (losses) on investments	(2,945,442)	261,172
Net change in unrealized gains (losses) on investments	3,096,994	(1,297,441)

Net increase in net assets resulting from operations	4,787,184	1,957,065

Capital transactions
Transactions in investors’ beneficial interests
Contributions	110,886,812	92,220,550
Withdrawals	(78,081,410)	(38,625,765)

Net increase in net assets resulting from capital transactions	32,805,402	53,594,785

Total increase in net assets	37,592,586	55,551,850

Net assets
Beginning of period	145,145,705	89,593,855

End of period	$182,738,291	$145,145,705

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Real Return Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	2.99%	1.67%	2.65%	1.29%	1.50%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.48%	0.52%	0.56%	0.57%
Net expenses	0.40%	0.41%	0.44%	0.44%	0.44%
Net investment income	2.29%	2.40%	2.36%	1.45%	0.89%
Supplemental data
Portfolio turnover rate	39%	29%	25%	29%	57%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Real Return Portfolio	41

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or

42	Wells Fargo Real Return Portfolio	Notes to financial statements

received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e., voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Notes to financial statements	Wells Fargo Real Return Portfolio	43

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counter party to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counter party risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

44	Wells Fargo Real Return Portfolio	Notes to financial statements

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $178,698,746 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,376,057

Gross unrealized losses	(2,549,110)

Net unrealized gains	$3,826,947

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer staples	$6,324,219	$0	$0	$6,324,219

Energy	4,805,149	0	0	4,805,149

Industrial	80,769	0	0	80,769

Materials	4,626,140	0	0	4,626,140

Real estate	8,531,633	0	0	8,531,633

Corporate bonds and notes	0	22,926,450	0	22,926,450

Loans	0	6,784,945	271,141	7,056,086

Participation notes

Financials	0	48,592	0	48,592

U.S. Treasury securities	123,272,013	0	0	123,272,013

Yankee corporate bonds and notes	0	2,658,049	0	2,658,049

Short-term investments

Investment companies	2,121,643	0	0	2,121,643

U.S. Treasury securities	74,950	0	0	74,950

	149,836,516	32,418,036	271,141	182,525,693

Futures contracts	20,924	0	0	20,924

Total assets	149,857,440	$32,418,036	$271,141	$182,546,617
Liabilities

Futures contracts	$59,102	$0	$0	$59,102

Total liabilities	$59,102	$0	$0	$59,102

Notes to financial statements	Wells Fargo Real Return Portfolio	45

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Portfolio had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $252,500 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

$63,030,117	$51,720,717	$40,045,141	$36,382,011

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contract to speculate on interest rates and to help manage the duration of its portfolio. The Fund had an average notional amount of $3,291,716 in long futures contracts and $8,151,147 in short futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

46	Wells Fargo Real Return Portfolio	Notes to financial statements

7. BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements.

Report of independent registered public accounting firm	Wells Fargo Real Return Portfolio	47

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

48	Wells Fargo Real Return Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $226,455 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $217,908 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $1,144,049 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $4,201 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 60.39% of the ordinary income distributed was derived from interest on U.S. government

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Real Return Fund	49

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

50	Wells Fargo Real Return Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Real Return Fund	51

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

52	Wells Fargo Real Return Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Real Return Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description

Other information (unaudited)	Wells Fargo Real Return Fund	53

of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the three- and five-year periods under review, but lower than its benchmark for the one- and ten-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the one-year period identified above. The Funds Trust Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

54	Wells Fargo Real Return Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

Other information (unaudited)	Wells Fargo Real Return Fund	55

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403202 07-19 A288/AR288 05-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Master Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2019	Fiscal year ended May 31, 2018
Audit fees	$454,060	$452,118
Audit-related fees	—	—
Tax fees (1)	90,660	90,205
All other fees	—	—

	$544,720	$542,323

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	July 26, 2019

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	July 26, 2019

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	July 26, 2019